As filed with the Securities and Exchange Commission on May 28, 2010

Securities Act of 1933 Registration No. 33-73404

Investment Company Act of 1940 Registration No. 811-08236

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 72	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 74	☒
(Check appropriate box or boxes)

NORTHERN FUNDS

(Exact Name of Registrant as Specified in Charter)

50 South LaSalle Street

Chicago, Illinois 60603

(Address of Principal Executive Offices)

800-595-9111

(Registrant’s Telephone Number, including Area Code)

Name and Address of Agent for Service:	with a copy to:

Diana E. McCarthy	Owen T. Meacham, Assistant Secretary
Drinker Biddle & Reath LLP	The Northern Trust Company
One Logan Square	50 South LaSalle Street
Suite 2000	Chicago, IL 60603
Philadelphia, PA 19103

It Is Proposed That This Filing Become Effective (Check Appropriate Box)

☐	immediately upon filing pursuant to paragraph (b)

☐	on (date) pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☒	On July 31, 2010 pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	On (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

MULTI-MANAGER FUNDS

NORTHERN FUNDS PROSPECTUS

MULTI-MANAGER EMERGING MARKETS EQUITY FUND (NMMEX)

MULTI-MANAGER GLOBAL REAL ESTATE FUND (NMMGX)

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND (NMHYX)

MULTI-MANAGER INTERNATIONAL EQUITY FUND (NMIEX)

MULTI-MANAGER LARGE CAP FUND (NMMLX)

MULTI-MANAGER MID CAP FUND (NMMCX)

MULTI-MANAGER SMALL CAP FUND (NMMSX)

Prospectus dated July 31, 2010

An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank. An investment in a Fund involves investment risks, including possible loss of principal.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

NORTHERN FUNDS PROSPECTUS	1	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

3	FUND SUMMARIES

	3	MULTI-MANAGER EMERGING MARKETS EQUITY FUND

	7	MULTI-MANAGER GLOBAL REAL ESTATE FUND

	11	MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND

	15	MULTI-MANAGER INTERNATIONAL EQUITY FUND

	19	MULTI-MANAGER LARGE CAP FUND

	23	MULTI-MANAGER MID CAP FUND

	27	MULTI-MANAGER SMALL CAP FUND

31	BROAD-BASED SECURITIES MARKET INDICES

32	INVESTMENT ADVISERS

33	ADVISORY FEES

34	FUND MANAGEMENT

42	OTHER FUND SERVICES

43	PURCHASING AND SELLING SHARES

	43	PURCHASING SHARES

	43	OPENING AN ACCOUNT

	44	SELLING SHARES

47	ACCOUNT POLICIES AND OTHER INFORMATION

54	DIVIDENDS AND DISTRIBUTIONS

55	TAX CONSIDERATIONS

57	SECURITIES, TECHNIQUES AND RISKS

	57	ADDITIONAL INFORMATION ON INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

	65	ADDITIONAL DESCRIPTION OF SECURITIES AND COMMON INVESTMENT TECHNIQUES

74	FINANCIAL HIGHLIGHTS

82	FOR MORE INFORMATION

MULTI-MANAGER FUNDS	2	NORTHERN FUNDS PROSPECTUS

MULTI-MANAGER FUNDS

FUND SUMMARIES

MULTI-MANAGER EMERGING MARKETS EQUITY FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation through a diversified portfolio of primarily emerging and frontier market equity securities. Any income received is incidental to this objective.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Redemption Fee (within 30 days of purchase) (as a percentage of amount redeemed, if applicable)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.18%
Distribution (12b-1) Fees	0.00%
Other Expenses	[ ]%
Administration Fees	0.15%
Transfer Agency Fees	0.10%
Other Operating Expenses	[ ]%
Total Annual Fund Operating Expenses	[ ]%
Expense Reimbursement(1)	[ ]%
Total Annual Fund Operating Expenses After Expense Reimbursement	[ ]%

(1)

The Northern Trust Company of Connecticut and Northern Trust Investments, N.A. (the “Investment Advisers”) have contractually agreed to reimburse certain expenses of the Fund. Reimbursed amounts are charged first against “Management Fees” and then, if necessary, against “Other Expenses” to the extent they exceed “Management Fees.” The contractual reimbursement arrangement is expected to continue until at least July 31, 2011. After this date, the Investment Advisers or the Fund may terminate the contractual arrangement. The Fund’s Board of Trustees may terminate the contractual arrangement at any time if it determines that it is in the best interest of the Fund and its shareholders.

EXAMPLE

The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
[$ ]	[$ ]	[$ ]	[$ ]

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [    %] of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

In seeking long-term capital appreciation, the Fund will invest, under normal circumstances, at least 80% of its net assets in equity securities of issuers domiciled in emerging and frontier markets. Emerging and frontier markets are defined as those markets included in the MSCI Emerging Markets Index and MSCI Frontier Markets Index. [As of [            ], 2010, the indices included the following markets: Argentina, Bahrain, Brazil, Bulgaria, Chile, China, Colombia, Croatia, Czech Republic, Egypt, Estonia, Hungary, India, Indonesia, Israel, Jordan, Kazakhstan, Kenya, Korea, Kuwait, Lebanon, Lithuania, Malaysia, Mauritius, Mexico, Morocco, Nigeria, Oman, Pakistan, Peru, Philippines, Poland, Qatar, Romania, Russia, Serbia, Slovenia, South Africa, Sri Lanka, Taiwan, Thailand, Trinidad and Tobago, Tunisia, Turkey, Ukraine, United Arab Emirates and Vietnam.] These countries are subject to change with changes in the indices. The Fund’s sub-advisers may also consider emerging and frontier markets as classified by the World Bank, International Finance Corporation or the United Nations and other similar agencies. The Fund may invest in companies of any size located in a number of countries throughout the world.

The Fund utilizes a “multi-manager” approach whereby the Fund’s assets are allocated to one or more sub-advisers, in percentages determined at the discretion of the Investment Advisers. Each sub-adviser acts independently from the others and utilizes its own distinct investment style in selecting securities. However, each sub-adviser must operate within the constraints of the Fund’s investment objective, strategies and

NORTHERN FUNDS PROSPECTUS	3	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

MULTI-MANAGER EMERGING MARKETS EQUITY FUND

restrictions. The Fund utilizes two principal styles intended to complement each other:

■

Value style whereby the sub-advisers seek to identify companies whose improving businesses are not fully recognized by the market and whose securities are thus selling at valuations less than should be expected.

■	Growth style whereby the sub-advisers seek to identify companies that are exhibiting rapid growth in their businesses.

When determining the allocations and reallocations to sub-advisers, the Investment Advisers will consider a variety of factors, including but not limited to the sub-adviser’s style, historical performance, and the characteristics of each sub-adviser’s allocated assets (including capitalization, growth and profitability measures, valuation metrics, economic sector exposures, and earnings and volatility statistics).

The sub-advisers may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.

Morgan Stanley Capital International, Inc. (“MSCI”) does not endorse any of the securities in the MSCI Emerging Markets Index or MSCI Frontier Markets Index. It is not a sponsor of the Multi-Manager Emerging Markets Equity Fund and is not affiliated with the Fund in any way.

PRINCIPAL RISKS

MARKET RISK is the risk that the value of equity securities owned by the Fund may decline, at times sharply and unpredictably, because of economic changes or other events that affect individual issuers or large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may underperform the market generally.

MANAGEMENT RISK is the risk that a strategy used by the investment management team may fail to produce the intended results.

MULTI-MANAGER RISK is the risk that the sub-advisers’ investment styles will not always be complementary, which could affect the performance of the Fund.

CURRENCY RISK is the risk that foreign currencies will fluctuate in value relative to the U.S. dollar, adversely affecting the value of the Fund’s investments and its returns. Because the Fund’s net asset value is determined on the basis of U.S. dollars, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the market value of the Fund’s holdings appreciates.

FOREIGN SECURITIES RISK is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets, and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments also may impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Fund’s investments to decline.

EMERGING MARKETS RISK is the risk that markets of emerging market countries are less developed and less liquid, subject to greater price volatility and generally subject to increased economic, political, regulatory and other uncertainties than more developed markets.

FRONTIER MARKETS RISK is the risk that frontier countries generally have smaller economies or less developed capital markets than traditional emerging markets and, as a result, the risks of investing in emerging market countries are magnified in frontier countries.

MID CAP STOCK RISK is the risk that stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.

SMALL CAP STOCK RISK is the risk that stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally the smaller the company size, the greater the risk.

[PORTFOLIO TURNOVER RISK is the risk that high portfolio turnover is likely to lead to increased Fund expenses that may result in lower investment returns. High portfolio turnover also is likely to result in higher short-term capital gains taxable to shareholders. For the last fiscal year, the annual portfolio turnover rate of the Fund exceeded 100%.]

As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.

MULTI-MANAGER FUNDS	4	NORTHERN FUNDS PROSPECTUS

MULTI-MANAGER FUNDS

MULTI-MANAGER EMERGING MARKETS EQUITY FUND

FUND PERFORMANCE

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) changes in the performance of the Fund from year to year, and (B) how the average annual total returns of the Fund compare to those of a broad-based securities market index.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Updated performance information for the Fund is available and may be obtained on the Fund’s Web site at www.northernfunds.com or by calling 800-595-9111.

CALENDAR YEAR TOTAL RETURN*

* Year to date total return for the six months ended June 30, 2010 is [    %]. For the period shown in the bar chart above, the highest quarterly return was [    %] in the [            ] quarter of [        ], and the lowest quarterly return was [    %] in the [        ] quarter of [        ].

AVERAGE ANNUAL TOTAL RETURN

(For the periods ended December 31, 2009)

	Inception Date	1-Year		Since Inception
Multi-Manager Emerging Markets Equity Fund	11/19/08
Return before taxes		[ %	]	[ %]
Return after taxes on distributions		[ %	]	[ %]
Return after taxes on distributions and sale of Fund shares		[ %	]	[ %]
MSCI Emerging Markets Index (reflects no deduction for fees, expenses, or taxes)		[ %	]	[ %]

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

[In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.]

MANAGEMENT

INVESTMENT ADVISERS AND SUB-ADVISERS. The Northern Trust Company of Connecticut and Northern Trust Investments, N.A., each an indirect subsidiary of the Northern Trust Corporation serve jointly as the Investment Advisers of the Multi-Manager Emerging Markets Equity Fund. Axiom International Investors, LLC, Panagora Asset Management, Inc., Trilogy Global Advisors, LLC and Westwood Global Investments, LLC each serves as a sub-adviser of the Fund.

PORTFOLIO MANAGERS

	Title	Portfolio Manager of Fund since:
The Northern Trust Company of Connecticut
Andrew S.C. Smith, CFA	Senior Vice President and Chief Investment Officer	November 2008
Jessica K. Hart	Senior Vice President	November 2008
Axiom International Investors, LLC
Luiz Soares	Lead Portfolio Manager	November 2008
Chris Lively, CFA	Portfolio Manager	November 2008
Panagora Asset Management, Inc.
Ronald Hua, CFA	Chief Investment Officer and Head of Equity Research	November 2008
Sanjoy Ghosh, Ph.D.	Director	November 2008
George Mussalli, CFA	Director	November 2008
Joel Feinberg	Portfolio Manager	November 2008
Dmitri Kantsyrev, Ph.D., CFA	Portfolio Manager	November 2008
Trilogy Global Advisors, LLC
Pablo Salas	Senior Portfolio Manager	March 2010
William Sterling	Chief Investment Officer and Senior Portfolio Manager	March 2010

NORTHERN FUNDS PROSPECTUS	5	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

MULTI-MANAGER EMERGING MARKETS EQUITY FUND

	Title	Portfolio Manager of Fund since:
Robert Beckwitt	Senior Portfolio Manager	March 2010
Westwood Global Investments, LLC
Meg Reynolds	Principal	November 2008
Bryan Ward	Principal	November 2008

PURCHASE AND SALE OF FUND SHARES

You may purchase Fund shares through your account at Northern Trust or an authorized intermediary or you may open an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums.

On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

■	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

■	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800-595-9111 to use the telephone privilege.

■

By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated account is maintained at Northern Trust or an affiliated bank. Call 800-595-9111 for instructions.

■

By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800- 595-9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

■

By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800-595-9111 for more information.

■

By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to www.northernfunds.com or contact your Relationship Manager.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

MULTI-MANAGER FUNDS	6	NORTHERN FUNDS PROSPECTUS

MULTI-MANAGER FUNDS

MULTI-MANAGER GLOBAL REAL ESTATE FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation and current income through a diversified portfolio of primarily equity securities of U.S. and foreign real estate and real estate related companies.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Redemption Fee (within 30 days of purchase) (as a percentage of amount redeemed, if applicable)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.10%
Distribution (12b-1) Fees	0.00%
Other Expenses	[ ]%
Administration Fees	0.15%
Transfer Agency Fees	0.10%
Other Operating Expenses	[ ]%
Total Annual Fund Operating Expenses	[ ]%
Expense Reimbursement(1)	[ ]%
Total Annual Fund Operating Expenses After Expense Reimbursement	[ ]%

(1)

The Northern Trust Company of Connecticut and Northern Trust Investments, N.A. (the “Investment Advisers”) have contractually agreed to reimburse certain expenses of the Fund. Reimbursed amounts are charged first against “Management Fees” and then, if necessary, against “Other Expenses” to the extent they exceed “Management Fees.” The contractual reimbursement arrangement is expected to continue until at least July 31, 2011. After this date, the Investment Advisers or the Fund may terminate the contractual arrangement. The Fund’s Board of Trustees may terminate the contractual arrangement at any time if it determines that it is in the best interest of the Fund and its shareholders.

EXAMPLE

The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
[$ ]	[$ ]	[$ ]	[$ ]

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [    %] of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

In seeking long-term capital appreciation and current income, the Fund will invest, under normal circumstances, at least 80% of its net assets in equity securities of real estate companies and real estate related companies (collectively “real estate companies”). This means that the Fund will concentrate its investments in companies that derive a significant portion of their revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate or companies that have a significant portion of their assets in these types of real estate-related areas. The Fund will invest in equity-related securities of real estate companies on a global basis, which means that the companies may be U.S. companies or foreign companies. There is no limit on the amount of Fund assets that may be invested in the securities of foreign companies. The Fund anticipates that it will invest greater than 25% of its assets in equity-related securities of real estate companies in the U.S. The Fund does not invest directly in real estate.

The Fund anticipates that its investments in equity-related securities of real estate companies will be primarily in securities of companies known as real estate investment trusts (REITs) or U.S. or non-U.S. REIT-like companies that own and/or manage property. The Fund may invest without limit in the securities of REITs. The Fund may also invest in equity securities of other types of real estate companies including REITs that invest in real estate-related loans.

The Fund utilizes a “multi-manager” approach whereby the Fund’s assets are allocated to one or more sub-advisers, in percentages determined at the discretion of the Investment Advisers. Each sub-adviser acts independently from the others and utilizes its own distinct investment style in selecting

NORTHERN FUNDS PROSPECTUS	7	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

MULTI-MANAGER GLOBAL REAL ESTATE FUND

securities. However, each sub-adviser must operate within the constraints of the Fund’s investment objective, strategies and restrictions.

When determining the allocations and reallocations to sub-advisers, the Investment Advisers will consider a variety of factors, including but not limited to the sub-adviser’s style, historical performance, and the characteristics of each sub-adviser’s allocated assets (including capitalization, growth and profitability measures, valuation metrics, economic sector exposures, and earnings and volatility statistics).

The sub-advisers may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.

PRINCIPAL RISKS

MARKET RISK is the risk that the value of equity securities owned by the Fund may decline, at times sharply and unpredictably, because of economic changes or other events that affect individual issuers or large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may underperform the market generally.

MANAGEMENT RISK is the risk that a strategy used by the investment management team may fail to produce the intended results.

MULTI-MANAGER RISK is the risk that the sub-advisers’ investment styles will not always be complementary, which could affect the performance of the Fund.

CURRENCY RISK is the risk that foreign currencies will fluctuate in value relative to the U.S. dollar, adversely affecting the value of the Fund’s investments and its returns. Because the Fund’s net asset value is determined on the basis of U.S. dollars, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the market value of the Fund’s holdings appreciates.

FOREIGN SECURITIES RISK is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets, and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments also may impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Fund’s investments to decline.

MID CAP STOCK RISK is the risk that stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.

SMALL CAP STOCK RISK is the risk that stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally the smaller the company size, the greater the risk.

[PORTFOLIO TURNOVER RISK is the risk that high portfolio turnover is likely to lead to increased Fund expenses that may result in lower investment returns. High portfolio turnover also is likely to result in higher short-term capital gains taxable to shareholders. For the last fiscal year, the annual portfolio turnover rate of the Fund exceeded 100%.]

REAL ESTATE SECURITIES CONCENTRATION RISK is the risk that investments in securities of real estate companies will make the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. Real estate companies may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. The value of real estate securities may underperform other sectors of the economy or broader equity markets. To the extent that the Fund concentrates its investments in the real estate sector, it may be subject to greater risk of loss than if it were diversified across different industry sectors.

REIT RISK is the risk that the Fund’s investments will be affected by factors affecting real estate investment trusts (REITs) and the real estate sector generally. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions. REITs (especially mortgage REITs) are also subject to interest rate risks. By investing in REITs through the Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund.

INTEREST RATE RISK is the risk that the value of the Fund’s assets will decline because of rising interest rates.

IPO RISK is the risk that the market value of shares of initial public offerings (IPOs) will fluctuate considerably or decline shortly after the initial public offering, due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer.

MULTI-MANAGER FUNDS	8	NORTHERN FUNDS PROSPECTUS

MULTI-MANAGER FUNDS

MULTI-MANAGER GLOBAL REAL ESTATE FUND

As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.

FUND PERFORMANCE

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) changes in the performance of the Fund from year to year, and (B) how the average annual total returns of the Fund compare to those of a broad-based securities market index.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Updated performance information for the Fund is available and may be obtained on the Fund’s Web site at www.northernfunds.com or by calling 800-595-9111.

CALENDAR YEAR TOTAL RETURN*

* Year to date total return for the six months ended June 30, 2010 is [    %]. For the period shown in the bar chart above, the highest quarterly return was [    %] in the [        ] quarter of [        ], and the lowest quarterly return was [    %] in the [        ] quarter of [        ].

AVERAGE ANNUAL TOTAL RETURN

(For the periods ended December 31, 2009)

	Inception Date	1-Year		Since Inception
Multi-Manager Global Real Estate Fund	11/19/08
Return before taxes		[ %	]	[ %]
Return after taxes on distributions		[ %	]	[ %]
Return after taxes on distributions and sale of Fund shares		[ %	]	[ %]
FTSE® EPRA®/NAREIT® Global Index (reflects no deduction for fees, expenses, or taxes)		[ %	]	[ %]

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

[In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.]

MANAGEMENT

INVESTMENT ADVISERS AND SUB-ADVISERS. The Northern Trust Company of Connecticut and Northern Trust Investments, N.A., each an indirect subsidiary of the Northern Trust Corporation serve jointly as the Investment Advisers of the Multi-Manager Global Real Estate Fund. Cohen & Steers Capital Management, Inc., EII Realty Securities, Inc. and ING Clarion Real Estate Securities, LLC each serves as a sub-adviser of the Fund.

PORTFOLIO MANAGERS

	Title	Portfolio Manager of Fund since:
The Northern Trust Company of Connecticut
Andrew S.C. Smith, CFA	Senior Vice President and Chief Investment Officer	November 2008
Jessica K. Hart	Senior Vice President	November 2008
Cohen & Steers Capital Management, Inc.
Joseph Harvey	President, Chief Investment Officer and Senior Portfolio Manager	November 2008
Scott Crowe	Global Research Strategist and Senior Portfolio Manager	November 2008
Chip McKinley	Portfolio Manager	November 2008

NORTHERN FUNDS PROSPECTUS	9	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

MULTI-MANAGER GLOBAL REAL ESTATE FUND

	Title	Portfolio Manager of Fund since:
EII Realty Securities, Inc.
James Rehlaender	Managing Director and Portfolio Manager	November 2008
Al Otero	Managing Director and Portfolio Manager	November 2008
Peter Nieuwland	Portfolio Manager	November 2008
ING Clarion Real Estate Securities, LLC
T. Ritson Ferguson	Chief Investment Officer and Portfolio Manager	November 2008
Steven D. Burton	Managing Director and Portfolio Manager	November 2008
Joseph P. Smith	Managing Director and Portfolio Manager	November 2008

PURCHASE AND SALE OF FUND SHARES

You may purchase Fund shares through your account at Northern Trust or an authorized intermediary or you may open an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums.

On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

■	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

■	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800-595-9111 to use the telephone privilege.

■

By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated account is maintained at Northern Trust or an affiliated bank. Call 800-595-9111 for instructions.

■

By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800- 595-9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

■

By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800-595-9111 for more information.

■

By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to www.northernfunds.com or contact your Relationship Manager.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

MULTI-MANAGER FUNDS	10	NORTHERN FUNDS PROSPECTUS

MULTI-MANAGER FUNDS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND

INVESTMENT OBJECTIVE

The Fund seeks total return consisting of a combination of income and capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Redemption Fee (within 30 days of purchase) (as a percentage of amount redeemed, if applicable)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%
Distribution (12b-1) Fees	0.00%
Other Expenses	[ ]%
Administration Fees	0.15%
Transfer Agency Fees	0.10%
Other Operating Expenses	[ ]%
Total Annual Fund Operating Expenses	[ ]%
Expense Reimbursement(1)	[ ]%
Total Annual Fund Operating Expenses After Expense Reimbursement	[ ]%

(1)

The Northern Trust Company of Connecticut and Northern Trust Investments, N.A. (the “Investment Advisers”) have contractually agreed to reimburse certain expenses of the Fund. Reimbursed amounts are charged first against “Management Fees” and then, if necessary, against “Other Expenses” to the extent they exceed “Management Fees.” The contractual reimbursement arrangement is expected to continue until at least July 31, 2011. After this date, the Investment Advisers or the Fund may terminate the contractual arrangement. The Fund’s Board of Trustees may terminate the contractual arrangement at any time if it determines that it is in the best interest of the Fund and its shareholders.

EXAMPLE

The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
[$ ]	[$ ]	[$ ]	[$ ]

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [    %] of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

In seeking to achieve its investment objective, the Fund will invest, under normal circumstances, at least 80% of its net assets in bonds and other fixed-income securities that are rated below investment grade (commonly referred to as “junk bonds”). These may include:

■	Obligations of U.S. and foreign corporations and banks;

■	Obligations of state, local and foreign governments;

■	Senior and subordinated bonds and debentures;

■	Mortgage and other asset-backed securities;

■	Zero coupon, pay-in-kind and capital appreciation bonds;

■	Convertible securities, preferred stock, structured securities and loan participations; and

■	Warrants, rights and other equity securities that are acquired in connection with the Fund’s investments in debt or convertible securities.

The sub-advisers may shift the Fund’s assets among various types of securities based upon changing market conditions, yield differences and the credit-worthiness of issuers among other things.

Lower quality securities are rated BB, Ba or lower by a Nationally Recognized Statistical Rating Organization (“NRSRO”). Unrated securities will be of comparable quality as determined by each sub-adviser. Lower rated securities tend to offer higher yields than higher rated securities with similar maturities. However, lower rated securities are considered speculative and generally involve greater price volatility and greater risk of loss than higher rated securities. There is no minimum rating for a security purchased or held by the Fund, and the Fund may purchase securities that are in default. Although the Fund invests primarily in lower quality fixed-income securities, it may invest a portion of its assets in securities of higher quality. The Fund does not have any portfolio maturity limitation, and may invest its assets from time to time primarily in instruments with short, medium or long maturities.

NORTHERN FUNDS PROSPECTUS	11	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND

Although the Fund primarily invests in the debt obligations of domestic issuers, it may invest in fixed-income securities of foreign issuers, including issuers located in emerging market countries. The Fund’s investments in foreign issuers together with notional underlying foreign currency exposure are not expected to exceed 30%.

The Fund utilizes a “multi-manager” approach whereby the Fund’s assets are allocated to one or more sub-advisers, in percentages determined at the discretion of the Investment Advisers. Each sub-adviser acts independently from the others and utilizes its own distinct investment style in selecting securities. However, each sub-adviser must operate within the constraints of the Fund’s investment objective, strategies and restrictions.

When determining the allocations and reallocations to sub-advisers, the Investment Advisers will consider a variety of factors, including but not limited to the sub-adviser’s investment approach, historical performance, and the characteristics of each sub-adviser’s allocated assets (including duration, credit quality, average maturity, industry and geographic region).

The sub-advisers may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.

PRINCIPAL RISKS

MARKET RISK is the risk that the market values of fixed-income securities owned by the Funds may decline, at times sharply and unpredictably.

MANAGEMENT RISK is the risk that a strategy used by the investment management team may fail to produce the intended results.

MULTI-MANAGER RISK is the risk that the sub-advisers’ investment styles will not always be complementary, which could affect the performance of the Fund.

LIQUIDITY RISK is the risk that certain portfolio securities may be less liquid than others, which may make them difficult or impossible to sell at the time and the price that the Fund would like, adversely affecting the value of the Fund’s investments and its returns.

INTEREST RATE/MATURITY RISK is the risk that the value of the Fund’s assets will decline because of rising interest rates. The magnitude of this decline will often be greater for longer-term fixed-income securities than shorter-term fixed-income securities.

PREPAYMENT (OR CALL) RISK is the risk that prepayment of the underlying mortgages or other collateral of some fixed-income securities may result in a decreased rate of return and a decline in value of those securities.

DEBT EXTENSION RISK is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

CREDIT (OR DEFAULT) RISK is the risk that the inability or unwillingness of an issuer or guarantor of a fixed-income security, or a counterparty to a repurchase or other transaction, to meet its payment or other financial obligations will adversely affect the value of the Fund’s investments and its returns. Changes in the credit rating of a debt security held by the Fund could have a similar effect.

HIGH-YIELD RISK is the risk that the Fund’s non-investment grade fixed-income securities, sometimes known as “junk bonds,” will be subject to greater credit risk, price volatility and risk of loss than investment grade securities, which can adversely impact the Fund’s return and NAV. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

CURRENCY RISK is the risk that foreign currencies will fluctuate in value relative to the U.S. dollar, adversely affecting the value of the Fund’s investments and its returns. Because the Fund’s NAV is determined on the basis of U.S. dollars, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the market value of the Fund’s holdings appreciates.

EMERGING MARKETS RISK is the risk that markets of emerging market countries are less developed and less liquid, subject to greater price volatility and generally subject to increased economic, political, regulatory and other uncertainties than more developed markets.

FOREIGN SECURITIES RISK is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets, and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments also may impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Fund’s investments to decline.

[PORTFOLIO TURNOVER RISK is the risk that high portfolio turnover is likely to lead to increased Fund expenses that may result in lower investment returns. High portfolio turnover also

MULTI-MANAGER FUNDS	12	NORTHERN FUNDS PROSPECTUS

MULTI-MANAGER FUNDS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND

is likely to result in higher short-term capital gains taxable to shareholders. For the last fiscal year, the annual portfolio turnover rate of the Fund exceeded 100%.]

As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.

FUND PERFORMANCE

The bar chart and performance table have been omitted because the Fund has been in operation for less than one calendar year.

MANAGEMENT

INVESTMENT ADVISERS AND SUB-ADVISERS. The Northern Trust Company of Connecticut and Northern Trust Investments, N.A., each an indirect subsidiary of the Northern Trust Corporation serve jointly as the Investment Advisers of the Multi-Manager High Yield Opportunity Fund. Loomis, Sayles & Company, L.P. and Stone Harbor Investment Partners LP each serves as a sub-adviser of the Fund.

PORTFOLIO MANAGERS

	Title	Portfolio Manager of Fund since:
The Northern Trust Company of Connecticut
Andrew S.C. Smith, CFA	Senior Vice President and Chief Investment Officer	September 2009
Jessica K. Hart	Senior Vice President	September 2009
Loomis, Sayles & Company, L.P.
Kathleen C. Gaffney	Vice President and Portfolio Manager	September 2009
Stone Harbor Investment Partners LP
Pablo Cisilino	Portfolio Manager	September 2009
James E. Craige, CFA	Portfolio Manager	September 2009
Thomas K. Flanagan, CFA	Portfolio Manager	September 2009
David Oliver	Portfolio Manager	September 2009
Beth A. Semmel, CFA	Portfolio Manager	September 2009

	Title	Portfolio Manager of Fund since:
Peter J. Wilby, CFA	Chief Investment Officer and Portfolio Manager	September 2009

PURCHASE AND SALE OF FUND SHARES

You may purchase Fund shares through your account at Northern Trust or an authorized intermediary or you may open an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums.

On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

■	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

■	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800-595-9111 to use the telephone privilege.

■

By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated account is maintained at Northern Trust or an affiliated bank. Call 800-595-9111 for instructions.

■

By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800- 595-9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

■

By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800-595-9111 for more information.

NORTHERN FUNDS PROSPECTUS	13	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND

■

By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to www.northernfunds.com or contact your Relationship Manager.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

MULTI-MANAGER FUNDS	14	NORTHERN FUNDS PROSPECTUS

MULTI-MANAGER FUNDS

MULTI-MANAGER INTERNATIONAL EQUITY FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation through a diversified portfolio of primarily non-U.S. equity securities. Any income received is incidental to this objective.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Redemption Fee (within 30 days of purchase) (as a percentage of amount redeemed, if applicable)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.06%
Distribution (12b-1) Fees	0.00%
Other Expenses	[ ]%
Administration Fees	0.15%
Transfer Agency Fees	0.10%
Other Operating Expenses	[ ]%
Total Annual Fund Operating Expenses	[ ]%
Expense Reimbursement(1)	[ ]%
Total Annual Fund Operating Expenses After Expense Reimbursement	[ ]%

(1)

The Northern Trust Company of Connecticut and Northern Trust Investments, N.A. (the “Investment Advisers”) have contractually agreed to reimburse certain expenses of the Fund. Reimbursed amounts are charged first against “Management Fees” and then, if necessary, against “Other Expenses” to the extent they exceed “Management Fees.” The contractual reimbursement arrangement is expected to continue until at least July 31, 2011. After this date, the Investment Advisers or the Fund may terminate the contractual arrangement. The Fund’s Board of Trustees may terminate the contractual arrangement at any time if it determines that it is in the best interest of the Fund and its shareholders.

EXAMPLE

The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
[$ ]	[$ ]	[$ ]	[$ ]

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [    %] of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

In seeking long-term capital appreciation, the Fund will invest, under normal circumstances, at least 80% of its net assets in equity securities of issuers domiciled outside the U.S. The Fund may invest in companies of any size located in a number of countries throughout the world but primarily in the world’s developed capital markets.

The Fund utilizes a “multi-manager” approach whereby the Fund’s assets are allocated to one or more sub-advisers, in percentages determined at the discretion of the Investment Advisers. Each sub-adviser acts independently from the others and utilizes its own distinct investment style in selecting securities. However, each sub-adviser must operate within the constraints of the Fund’s investment objective, strategies and restrictions. The Fund utilizes two principal styles intended to complement each other:

■

Value style whereby the sub-advisers seek to identify companies whose improving businesses are not fully recognized by the market and whose securities are thus selling at valuations less than should be expected.

■	Growth style whereby the sub-advisers seek to identify companies that are exhibiting rapid growth in their businesses.

When determining the allocations and reallocations to sub-advisers, the Investment Advisers will consider a variety of factors, including but not limited to the sub-adviser’s style, historical performance, and the characteristics of each sub-adviser’s allocated assets (including capitalization, growth and profitability measures, valuation metrics, economic sector exposures, and earnings and volatility statistics).

Although the Fund primarily invests in developed markets, it may to a lesser extent also make investments in emerging markets.

NORTHERN FUNDS PROSPECTUS	15	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

MULTI-MANAGER INTERNATIONAL EQUITY FUND

PRINCIPAL RISKS

MARKET RISK is the risk that the value of equity securities owned by the Fund may decline, at times sharply and unpredictably, because of economic changes or other events that affect individual issuers or large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may underperform the market generally.

MANAGEMENT RISK is the risk that a strategy used by the investment management team may fail to produce the intended results.

MULTI-MANAGER RISK is the risk that the sub-advisers’ investment styles will not always be complementary, which could affect the performance of the Fund.

CURRENCY RISK is the risk that foreign currencies will fluctuate in value relative to the U.S. dollar, adversely affecting the value of the Fund’s investments and its returns. Because the Fund’s net asset value is determined on the basis of U.S. dollars, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the market value of the Fund’s holdings appreciates.

FOREIGN SECURITIES RISK is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets, and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments also may impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Fund’s investments to decline.

MID CAP STOCK RISK is the risk that stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.

SMALL CAP STOCK RISK is the risk that stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally the smaller the company size, the greater the risk.

SECTOR RISK is the risk that companies in similar businesses may be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of securities of all companies in a particular sector of the market to decrease. While the Fund may not concentrate in any one industry, the Fund may invest without limitation in a particular market sector.

As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.

FUND PERFORMANCE

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) changes in the performance of the Fund from year to year, and (B) how the average annual total returns of the Fund compare to those of a broad-based securities market index.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Updated performance information for the Fund is available and may be obtained on the Fund’s Web site at www.northernfunds.com or by calling 800-595-9111.

CALENDAR YEAR TOTAL RETURN*

* Year to date total return for the six months ended June 30, 2010 is [    %]. For the periods shown in the bar chart above, the highest quarterly return was [    %] in the [        ] quarter of [        ], and the lowest quarterly return was [    %] in the [        ] quarter of [        ].

MULTI-MANAGER FUNDS	16	NORTHERN FUNDS PROSPECTUS

MULTI-MANAGER FUNDS

MULTI-MANAGER INTERNATIONAL EQUITY FUND

AVERAGE ANNUAL TOTAL RETURN

(For the periods ended December 31, 2009)

	Inception Date	1-Year		Since Inception
Multi-Manager International Equity Fund	6/22/06
Return before taxes		[ %	]	[ %]
Return after taxes on distributions		[ %	]	[ %]
Return after taxes on distributions and sale of Fund shares		[ %	]	[ %]
MSCI ACWI® Ex-U.S. Index (reflects no deduction for fees, expenses, or taxes)		[ %	]	[ %]

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

[In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.]

MANAGEMENT

INVESTMENT ADVISERS AND SUB-ADVISERS. The Northern Trust Company of Connecticut and Northern Trust Investments, N.A., each an indirect subsidiary of the Northern Trust Corporation serve jointly as the Investment Advisers of the Multi-Manager International Equity Fund. Altrinsic Global Advisors, LLC, Tradewinds Global Investors, LLC, UBS Global Asset Management (Americas) Inc. and William Blair & Company, LLC each serves as a sub-adviser of the Fund.

PORTFOLIO MANAGERS

	Title	Portfolio Manager of Fund since:
The Northern Trust Company of Connecticut
Andrew S.C. Smith, CFA	Senior Vice President and Chief Investment Officer	June 2006
Jessica K. Hart	Senior Vice President	June 2006

	Title	Portfolio Manager of Fund since:
Altrinsic Global Advisors, LLC
John Hock	Chief Investment Officer, Founder and Portfolio Manager/Analyst	June 2006
John L. Devita	Principal and Portfolio Manager/Analyst	June 2006
Rehan Chaudhri	Principal and Portfolio Manager/Analyst	June 2006
Tradewinds Global Investors, LLC
Peter Boardman	Senior Research Analyst	June 2009
Alberto Jimenez Crespo	Research Analyst	June 2009
UBS Global Asset Management (Americas), Inc.
Vincent Willyard	Head of Global ex-US Growth Equities and Managing Director	August 2007
William Blair & Company, LLC
W. George Greig	Partner, Leader of the International Team and Portfolio Manager	March 2008
David Merjan	Partner and Portfolio Manager	March 2008

PURCHASE AND SALE OF FUND SHARES

You may purchase Fund shares through your account at Northern Trust or an authorized intermediary or you may open an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums.

On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

■	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

■	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800-595-9111 to use the telephone privilege.

NORTHERN FUNDS PROSPECTUS	17	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

MULTI-MANAGER INTERNATIONAL EQUITY FUND

■

By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated account is maintained at Northern Trust or an affiliated bank. Call 800-595-9111 for instructions.

■

By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800- 595-9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

■

By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800-595-9111 for more information.

■

By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to www.northernfunds.com or contact your Relationship Manager.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

MULTI-MANAGER FUNDS	18	NORTHERN FUNDS PROSPECTUS

MULTI-MANAGER FUNDS

MULTI-MANAGER LARGE CAP FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation through a diversified portfolio of primarily larger market capitalization equity securities. Income is the Fund’s secondary objective.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%
Distribution (12b-1) Fees	0.00%
Other Expenses	[ ]%
Administration Fees	0.15%
Transfer Agency Fees	0.10%
Other Operating Expenses	[ ]%
Total Annual Fund Operating Expenses	[ ]%
Expense Reimbursement(1)	[ ]%
Total Annual Fund Operating Expenses After Expense Reimbursement	[ ]%

(1)

The Northern Trust Company of Connecticut and Northern Trust Investments, N.A. (the “Investment Advisers”) have contractually agreed to reimburse certain expenses of the Fund. Reimbursed amounts are charged first against “Management Fees” and then, if necessary, against “Other Expenses” to the extent they exceed “Management Fees.” The contractual reimbursement arrangement is expected to continue until at least July 31, 2011. After this date, the Investment Advisers or the Fund may terminate the contractual arrangement. The Fund’s Board of Trustees may terminate the contractual arrangement at any time if it determines that it is in the best interest of the Fund and its shareholders.

EXAMPLE

The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
[$ ]	[$ ]	[$ ]	[$ ]

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [    %] of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

In seeking long-term capital appreciation, the Fund will invest, under normal circumstances, at least 80% of its net assets in equity securities of large capitalization companies. Large capitalization companies generally are considered to be those whose market capitalization is, at the time the Fund makes an investment, generally within the range of the market capitalization of the companies in the Russell 1000® Index (the “Russell 1000 Index”). Companies whose capitalization no longer meets this definition after purchase may continue to be considered large capitalization companies. [As of [            ], 2010, the market capitalization of the companies in the Russell 1000 Index was between $[            ] million and $[            ] billion.] The size of companies in the Index changes with market conditions. In addition, changes to the composition of the Index can change the market capitalization range of companies in the Index. The Fund is not limited to the stocks included in the Russell 1000 Index and may invest in other stocks that meet the criteria discussed below.

The Fund utilizes a “multi-manager” approach whereby the Fund’s assets are allocated to one or more sub-advisers, in percentages determined at the discretion of the Investment Advisers. Each sub-adviser acts independently from the others and utilizes its own distinct investment style in selecting securities. However, each sub-adviser must operate within the constraints of the Fund’s investment objective, strategies and restrictions. The Fund utilizes two principal styles intended to complement each other:

■

Value style whereby the sub-advisers seek to identify companies whose improving businesses are not fully recognized by the market and whose securities are thus selling at valuations less than should be expected.

■	Growth style whereby the sub-advisers seek to identify companies that are exhibiting rapid growth in their businesses.

When determining the allocations and reallocations to sub-advisers, the Investment Advisers will consider a variety of factors, including but not limited to the sub-adviser’s style,

NORTHERN FUNDS PROSPECTUS	19	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

MULTI-MANAGER LARGE CAP FUND

historical performance and the characteristics of each sub-adviser’s allocated assets (including capitalization, growth and profitability measures, valuation metrics, economic sector exposures, and earnings and volatility statistics).

Although the Fund invests primarily in the securities of U.S. issuers, it may make limited investments in the securities of foreign issuers.

Frank Russell & Company does not endorse any of the securities in the Russell 1000 Index. It is not a sponsor of the Multi-Manager Large Cap Fund and is not affiliated with the Fund in any way.

PRINCIPAL RISKS

MARKET RISK is the risk that the value of equity securities owned by the Fund may decline, at times sharply and unpredictably, because of economic changes or other events that affect individual issuers or large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may underperform the market generally.

MANAGEMENT RISK is the risk that a strategy used by the investment management team may fail to produce the intended results.

MULTI-MANAGER RISK is the risk that the sub-advisers’ investment styles will not always be complementary, which could affect the performance of the Fund.

SECTOR RISK is the risk that companies in similar businesses may be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of securities of all companies in a particular sector of the market to decrease. While the Fund may not concentrate in any one industry, the Fund may invest without limitation in a particular market sector.

TECHNOLOGY SECURITIES RISK is the risk that securities of technology companies may be subject to greater price volatility than securities of companies in other sectors. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. Technology securities also may be affected adversely by changes in technology, consumer and business purchasing patterns, government regulation and/or obsolete products or services. In addition, a rising interest rate environment tends to negatively affect technology companies.

As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.

FUND PERFORMANCE

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) changes in the performance of the Fund from year to year, and (B) how the average annual total returns of the Fund compare to those of a broad-based securities market index.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Updated performance information for the Fund is available and may be obtained on the Fund’s Web site at www.northernfunds.com or by calling 800-595-9111.

CALENDAR YEAR TOTAL RETURN*

* Year to date total return for the six months ended June 30, 2010 is [    %]. For the periods shown in the bar chart above, the highest quarterly return was [    %] in the [        ] quarter of [        ], and the lowest quarterly return was [    %] in the [        ] quarter of [        ].

AVERAGE ANNUAL TOTAL RETURN

(For the periods ended December 31, 2009)

	Inception Date	1-Year		Since Inception
Multi-Manager Large Cap Fund	10/17/07
Return before taxes		[ %	]	[ %]
Return after taxes on distributions		[ %	]	[ %]
Return after taxes on distributions and sale of Fund shares		[ %	]	[ %]
Russell 1000® Index (reflects no deduction for fees, expenses, or taxes)		[ %	]	[ %]

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

MULTI-MANAGER FUNDS	20	NORTHERN FUNDS PROSPECTUS

MULTI-MANAGER FUNDS

MULTI-MANAGER LARGE CAP FUND

[In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.]

MANAGEMENT

INVESTMENT ADVISERS AND SUB-ADVISERS. The Northern Trust Company of Connecticut and Northern Trust Investments, N.A., each an indirect subsidiary of the Northern Trust Corporation serve jointly as the Investment Advisers of the Multi-Manager Large Cap Fund. Delaware Management Company, Inc., Jennison Associates LLC, Marsico Capital Management, LLC and Metropolitan West Capital Management, LLC each serves as a sub-adviser of the Fund.

PORTFOLIO MANAGERS

	Title	Portfolio Manager of Fund since:
The Northern Trust Company of Connecticut
Andrew S.C. Smith, CFA	Senior Vice President and Chief Investment Officer	October 2007
Jessica K. Hart	Senior Vice President	October 2007
Delaware Management Company, Inc.
D. Tysen Nutt, Jr.	Senior Vice President and Senior Portfolio Manager	October 2007
Anthony A. Lombardi	Senior Portfolio Manager	October 2007
Robert A. Vogel, Jr.	Vice President and Senior Portfolio Manager	October 2007
Nikhil G. Lalvani	Portfolio Manager	October 2007
Nashira S. Wynn	Portfolio Manager	October 2007
Jennison Associates LLC
Kathleen A. McCarragher	Director, Managing Director and Head of Growth Equity	August 2007
Marsico Capital Management, LLC
Thomas F. Marsico	Chief Executive Officer and Chief Investment Officer	August 2007

	Title	Portfolio Manager of Fund since:
Metropolitan West Capital Management, LLC
Howard Gleicher	Lead Strategist and Chief Investment Officer	August 2007
Gary W. Lisenbee	President and Senior Analyst	August 2007
David M. Graham	Senior Analyst	August 2007
Jeffrey Peck	Senior Analyst and Director of Research	August 2007
Jay Cunningham	Senior Analyst	August 2007

PURCHASE AND SALE OF FUND SHARES

You may purchase Fund shares through your account at Northern Trust or an authorized intermediary or you may open an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums.

On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

■	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

■	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800-595-9111 to use the telephone privilege.

■

By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated account is maintained at Northern Trust or an affiliated bank. Call 800-595-9111 for instructions.

■

By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800- 595-9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

NORTHERN FUNDS PROSPECTUS	21	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

MULTI-MANAGER LARGE CAP FUND

■

By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800-595-9111 for more information.

■

By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to www.northernfunds.com or contact your Relationship Manager.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

MULTI-MANAGER FUNDS	22	NORTHERN FUNDS PROSPECTUS

MULTI-MANAGER FUNDS

MULTI-MANAGER MID CAP FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation through a diversified portfolio of primarily medium market capitalization equity securities. Any income received is incidental to this objective.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%
Distribution (12b-1) Fees	0.00%
Other Expenses	[ ]%
Administration Fees	0.15%
Transfer Agency Fees	0.10%
Other Operating Expenses	[ ]%
Total Annual Fund Operating Expenses	[ ]%
Expense Reimbursement(1)	[ ]%
Total Annual Fund Operating Expenses After Expense Reimbursement	[ ]%

(1)

The Northern Trust Company of Connecticut and Northern Trust Investments, N.A. (the “Investment Advisers”) have contractually agreed to reimburse certain expenses of the Fund. Reimbursed amounts are charged first against “Management Fees” and then, if necessary, against “Other Expenses” to the extent they exceed “Management Fees.” The contractual reimbursement arrangement is expected to continue until at least July 31, 2011. After this date, the Investment Advisers or the Fund may terminate the contractual arrangement. The Fund’s Board of Trustees may terminate the contractual arrangement at any time if it determines that it is in the best interest of the Fund and its shareholders.

EXAMPLE

The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
[$ ]	[$ ]	[$ ]	[$ ]

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [    %] of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

In seeking long-term capital appreciation, the Fund will invest, under normal circumstances, at least 80% of its net assets in equity securities of medium capitalization companies. Medium capitalization companies generally are considered to be those whose market capitalization is, at the time the Fund makes an investment, generally within the range of the market capitalization of companies in the Russell Midcap® Index. Companies whose capitalization no longer meets this definition after purchase may continue to be considered medium capitalization companies. [As of [            ], 2010, the market capitalization of the companies in the Russell Midcap Index was between $[            ] million and $[            ] billion.] The size of companies in the Russell Midcap® Index changes with market conditions. In addition, changes to the composition of the Index can change the market capitalization range of companies in the Index. The Fund is not limited to the stocks included in the Russell Midcap® Index and may invest in other stocks that meet the criteria discussed below.

The Fund utilizes a “multi-manager” approach whereby the Fund’s assets are allocated to one or more sub-advisers, at percentages determined at the discretion of the Investment Advisers. Each sub-adviser acts independently from the others and utilizes its own distinct investment style in selecting securities. However, each sub-adviser must operate within the constraints of the Fund’s investment objective, strategies and restrictions. The Fund utilizes two principal styles intended to complement each other:

■

Value style whereby the sub-advisers seek to identify companies whose improving businesses are not fully recognized by the market and whose securities are thus selling at valuations less than should be expected.

■	Growth style whereby the sub-advisers seek to identify companies that are exhibiting rapid growth in their businesses.

When determining the allocations and reallocations to sub-advisers, the Investment Advisers will consider a variety of factors, including but not limited to the sub-adviser’s style,

NORTHERN FUNDS PROSPECTUS	23	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

MULTI-MANAGER MID CAP FUND

historical performance, and the characteristics of each sub-adviser’s allocated assets (including capitalization, growth and profitability measures, valuation metrics, economic sector exposures, and earnings and volatility statistics).

The Fund may make significant investments in initial public offerings (“IPOs”).

The sub-advisers may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.

Frank Russell & Company does not endorse any of the securities in the Russell Midcap Index. It is not a sponsor of the Multi-Manager Mid Cap Fund and is not affiliated with the Fund in any way.

PRINCIPAL RISKS

MARKET RISK is the risk that the value of equity securities owned by the Fund may decline, at times sharply and unpredictably, because of economic changes or other events that affect individual issuers or large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may underperform the market generally.

MANAGEMENT RISK is the risk that a strategy used by the investment management team may fail to produce the intended results.

MULTI-MANAGER RISK is the risk that the sub-advisers’ investment styles will not always be complementary, which could affect the performance of the Fund.

MID CAP STOCK RISK is the risk that stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.

[PORTFOLIO TURNOVER RISK is the risk that high portfolio turnover is likely to lead to increased Fund expenses that may result in lower investment returns. High portfolio turnover also is likely to result in higher short-term capital gains taxable to shareholders. For the last fiscal year, the annual portfolio turnover rate of the Fund exceeded 100%.]

IPO RISK is the risk that the market value of shares of IPOs will fluctuate considerably or decline shortly after the IPO, due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer.

SECTOR RISK is the risk that companies in similar businesses may be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of securities of all companies in a particular sector of the market to decrease. While the Fund may not concentrate in any one industry, the Fund may invest without limitation in a particular market sector.

As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.

FUND PERFORMANCE

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) changes in the performance of the Fund from year to year, and (B) how the average annual total returns of the Fund compare to those of a broad-based securities market index.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Updated performance information for the Fund is available and may be obtained on the Fund’s Web site at www.northernfunds.com or by calling 800-595-9111.

CALENDAR YEAR TOTAL RETURN*

* Year to date total return for the six months ended June 30, 2010 is [    %]. For the periods shown in the bar chart above, the highest quarterly return was [    %] in the [    ] quarter of [            ], and the lowest quarterly return was [    %] in the [    ] quarter of [    ].

MULTI-MANAGER FUNDS	24	NORTHERN FUNDS PROSPECTUS

MULTI-MANAGER FUNDS

MULTI-MANAGER MID CAP FUND

AVERAGE ANNUAL TOTAL RETURN

(For the periods ended December 31, 2009)

	Inception Date	1-Year		Since Inception
Multi-Manager Mid Cap Fund	6/22/06
Return before taxes		[ %	]	[ %]
Return after taxes on distributions		[ %	]	[ %]
Return after taxes on distributions and sale of Fund shares		[ %	]	[ %]
Russell Midcap® Index (reflects no deduction for fees, expenses, or taxes)		[ %	]	[ %]

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

[In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.]

MANAGEMENT

INVESTMENT ADVISERS AND SUB-ADVISERS. The Northern Trust Company of Connecticut and Northern Trust Investments, N.A., each an indirect subsidiary of the Northern Trust Corporation serve jointly as the Investment Advisers of the Multi-Manager Mid Cap Fund. Geneva Capital Management Ltd., LSV Asset Management, Systematic Financial Management LP and TCW Investment Management Company each serves as a sub-adviser of the Fund.

PORTFOLIO MANAGERS

	Title	Portfolio Manager of Fund since:
The Northern Trust Company of Connecticut
Andrew S.C. Smith, CFA	Senior Vice President and Chief Investment Officer	June 2006
Jessica K. Hart	Senior Vice President	June 2006

	Title	Portfolio Manager of Fund since:
Geneva Capital Management Ltd.
Amy Croen	Co-President, Co-Founder and Portfolio Manager	June 2006
William Priebe	Co-President, Co-Founder and Portfolio Manager	June 2006
Michelle Picard	Vice President and Portfolio Manager	June 2006
Scott Priebe	Vice President and Portfolio Manager	June 2006
LSV Asset Management
Josef Lakonishok	Chief Executive Officer, Chief Investment Officer, Partner and Portfolio Manager	June 2006
Menno Vermeulen	Partner, Portfolio Manager, and Senior Quantitative Analyst	June 2006
Puneet Mansharamani	Partner and Portfolio Manager	June 2006
Systematic Financial Management LP
Ron Mushock	Partner and Portfolio Manager	June 2008
Kevin McCreesh	Chief Investment Officer, Partner and Portfolio Manager	June 2008
TCW Investment Management Company
Brendt Stallings	Managing Director and Portfolio Manager	June 2006

PURCHASE AND SALE OF FUND SHARES

You may purchase Fund shares through your account at Northern Trust or an authorized intermediary or you may open an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums.

On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you

NORTHERN FUNDS PROSPECTUS	25	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

MULTI-MANAGER MID CAP FUND

purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

■	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

■	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800-595-9111 to use the telephone privilege.

■

By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated account is maintained at Northern Trust or an affiliated bank. Call 800-595-9111 for instructions.

■

By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800- 595-9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

■

By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800-595-9111 for more information.

■

By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to www.northernfunds.com or contact your Relationship Manager.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

MULTI-MANAGER FUNDS	26	NORTHERN FUNDS PROSPECTUS

MULTI-MANAGER FUNDS

MULTI-MANAGER SMALL CAP FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation through a diversified portfolio of primarily smaller market capitalization equity securities. Any income received is incidental to this objective.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.10%
Distribution (12b-1) Fees	0.00%
Other Expenses	[ ]%
Administration Fees	0.15%
Transfer Agency Fees	0.10%
Other Operating Expenses	[ ]%
Total Annual Fund Operating Expenses	[ ]%
Expense Reimbursement(1)	[ ]%
Total Annual Fund Operating Expenses After Expense Reimbursement	[ ]%

(1)

The Northern Trust Company of Connecticut and Northern Trust Investments, N.A. (the “Investment Advisers”) have contractually agreed to reimburse certain expenses of the Fund. Reimbursed amounts are charged first against “Management Fees” and then, if necessary, against “Other Expenses” to the extent they exceed “Management Fees.” The contractual reimbursement arrangement is expected to continue until at least July 31, 2011. After this date, the Investment Advisers or the Fund may terminate the contractual arrangement. The Fund’s Board of Trustees may terminate the contractual arrangement at any time if it determines that it is in the best interest of the Fund and its shareholders.

EXAMPLE

The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
[$ ]	[$ ]	[$ ]	[$ ]

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [    %] of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

In seeking long-term capital appreciation, the Fund will invest, under normal circumstances, at least 80% of its net assets in equity securities of small capitalization companies. Small capitalization companies generally are considered to be those whose market capitalization is, at the time the Fund makes an investment, generally within the range of the capitalization of companies in the Russell 2000® Index or the S&P SmallCap 600® Index. Securities of companies whose capitalization no longer meets this definition after purchase may continue to be considered securities of small capitalization companies and held in the Fund. [As of [            ], 2010, the market capitalization of the companies in Russell 2000 Index was between $[            ] million and $[            ] billion.] [As of [            ], 2010, the market capitalization of the companies in the S&P SmallCap 600 Index was between $[            ] million and $[            ] billion.] The sizes of companies in the Indices change with market conditions. In addition, changes to the composition of the Russell 2000 Index and the S&P SmallCap 600 Index can change the market capitalization ranges of the companies in the Indices. The Fund is not limited to the equity securities included in the Russell 2000 Index or the S&P SmallCap 600 Index and may invest in other equity securities that meet the sub-advisers’ criteria discussed below.

While the Fund invests at least 80% of its net assets in equity securities of small capitalization companies, it may also invest up to 20% of its net assets in equity securities of companies that have market capitalizations that are higher or lower than the ranges of the Russell 2000 Index or the S&P SmallCap 600 Index.

The Fund utilizes a “multi-manager” approach whereby the Fund’s assets are allocated to one or more sub-advisers, at the discretion of the Investment Advisers. Each sub-adviser acts independently from the others and utilizes its own distinct investment style in selecting securities. However, each sub-adviser must operate within the constraints of the Fund’s investment objective, strategies and restrictions. The Fund utilizes two principal styles intended to complement each other:

■	Value style whereby the sub-advisers seek to identify companies whose improving businesses are not fully

NORTHERN FUNDS PROSPECTUS	27	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

MULTI-MANAGER SMALL CAP FUND

recognized by the market and whose securities are thus selling at valuations less than should be expected.

■	Growth style whereby the sub-advisers seek to identify companies that are exhibiting rapid growth in their businesses.

When determining the allocations and reallocations to sub-advisers, the Investment Advisers will consider a variety of factors, including but not limited to the sub-adviser’s style, historical performance, and the characteristics of each sub-adviser’s allocated assets (including capitalization, growth and profitability measures, valuation metrics, economic sector exposures, and earnings and volatility statistics).

The Fund may make significant investments in initial public offerings (“IPOs”).

The sub-advisers may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.

Frank Russell & Company does not endorse any of the securities in the Russell 2000 Index. Standard & Poor’s Financial Services LLC does not endorse any of the securities in the S&P SmallCap 600. They are not sponsors of the Multi-Manager Small Cap Fund and are not affiliated with the Fund in any way.

PRINCIPAL RISKS

MARKET RISK is the risk that the value of equity securities owned by the Fund may decline, at times sharply and unpredictably, because of economic changes or other events that affect individual issuers or large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may underperform the market generally.

MANAGEMENT RISK is the risk that a strategy used by the investment management team may fail to produce the intended results.

MULTI-MANAGER RISK is the risk that the sub-advisers’ investment styles will not always be complementary, which could affect the performance of the Fund.

SMALL CAP STOCK RISK is the risk that stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally the smaller the company size, the greater the risk.

[PORTFOLIO TURNOVER RISK is the risk that high portfolio turnover is likely to lead to increased Fund expenses that may result in lower investment returns. High portfolio turnover also is likely to result in higher short-term capital gains taxable to shareholders. For the last fiscal year, the annual portfolio turnover rate of the Fund exceeded 100%.]

IPO RISK is the risk that the market value of shares of IPOs will fluctuate considerably or decline shortly after the IPO, due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer.

SECTOR RISK is the risk that companies in similar businesses may be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of securities of all companies in a particular sector of the market to decrease. While the Fund may not concentrate in any one industry, the Fund may invest without limitation in a particular market sector.

TECHNOLOGY SECURITIES RISK is the risk that securities of technology companies may be subject to greater price volatility than securities of companies in other sectors. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. Technology securities also may be affected adversely by changes in technology, consumer and business purchasing patterns, government regulation and/or obsolete products or services. In addition, a rising interest rate environment tends to negatively affect technology companies.

As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.

FUND PERFORMANCE

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) changes in the performance of the Fund from year to year, and (B) how the average annual total returns of the Fund compare to those of a broad-based securities market index.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

MULTI-MANAGER FUNDS	28	NORTHERN FUNDS PROSPECTUS

MULTI-MANAGER FUNDS

MULTI-MANAGER SMALL CAP FUND

Updated performance information for the Fund is available and may be obtained on the Fund’s Web site at www.northernfunds.com or by calling 800-595-9111.

CALENDAR YEAR TOTAL RETURN*

* Year to date total return for the six months ended June 30, 2010 is [    %]. For the periods shown in the bar chart above, the highest quarterly return was [    %] in the [    ] quarter of [    ], and the lowest quarterly return was [    %] in the [    ] quarter of [    ].

AVERAGE ANNUAL TOTAL RETURN

(For the periods ended December 31, 2009)

	Inception Date	1-Year		Since Inception
Multi-Manager Small Cap Fund	6/22/06
Return before taxes		[ %	]	[ %]
Return after taxes on distributions		[ %	]	[ %]
Return after taxes on distributions and sale of Fund shares		[ %	]	[ %]
Russell 2000® Index (reflects no deduction for fees, expenses, or taxes)		[ %	]	[ %]

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

[In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.]

MANAGEMENT

INVESTMENT ADVISERS AND SUB-ADVISERS. The Northern Trust Company of Connecticut and Northern Trust Investments, N.A., each an indirect subsidiary of the Northern Trust Corporation serve jointly as the Investment Advisers of the Multi-Manager Small Cap Fund. Copper Rock Capital Partners LLC, Denver Investment Advisors LLC, Hotchkis and Wiley Capital Management, LLC, Metropolitan West Capital Management, LLC and Riverbridge Partners, LLC each serves as a sub-adviser of the Fund.

PORTFOLIO MANAGERS

	Title	Portfolio Manager of Fund since:
The Northern Trust Company of Connecticut
Andrew S.C. Smith, CFA	Senior Vice President and Chief Investment Officer	June 2006
Jessica K. Hart	Senior Vice President	June 2006
Copper Rock Capital Partners LLC
Tucker Walsh	Chief Executive Officer and Founder	November 2007
Denver Investment Advisors LLC
Kris B. Herrick, CFA	Partner, Director of Value Research, Portfolio Manager	[ ]2010
Mark M. Adelmann, CFA	Partner and Portfolio Manager	[ ]2010
Derek R. Anguilm, CFA	Partner, Portfolio Manager and Analyst	[ ]2010
Troy Dayton, CFA	Partner, Portfolio Manager and Analyst	[ ]2010
Lisa Z. Ramirez, CFA	Vice President, Portfolio Manager and Analyst	[ ]2010
Hotchkis and Wiley Capital Management, LLC
James B. Miles	Portfolio Manager and Principal	[ ]2010
David E. Green, CFA	Portfolio Manager and Principal	[ ]2010
Metropolitan West Capital Management, LLC
Samir Sikka	Lead Strategist and Senior Vice President	June 2006
Gary W. Lisenbee	Senior Analyst	June 2006

NORTHERN FUNDS PROSPECTUS	29	MULTI-MANAGER FUNDS

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MULTI-MANAGER SMALL CAP FUND

	Title	Portfolio Manager of Fund since:
Riverbridge Partners, LLC
Mark A. Thompson	Chief Investment Officer, Portfolio Manager and Principal	March 2010
Rick D. Moulton, CFA	Chief Compliance Officer, Portfolio Manager and Principal	March 2010
Dana L. Feick, CFA	Research Analyst and Principal	March 2010
Philip W. Dobrzynski, CFA	Research Analyst and Principal	March 2010

PURCHASE AND SALE OF FUND SHARES

You may purchase Fund shares through your account at Northern Trust or an authorized intermediary or you may open an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums.

On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

■	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

■	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800-595-9111 to use the telephone privilege.

■

By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated account is maintained at Northern Trust or an affiliated bank. Call 800-595-9111 for instructions.

■

By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800- 595-9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

■

By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800-595-9111 for more information.

■

By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to www.northernfunds.com or contact your Relationship Manager.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

MULTI-MANAGER FUNDS	30	NORTHERN FUNDS PROSPECTUS

MULTI-MANAGER FUNDS

BROAD-BASED SECURITIES MARKET INDICES

THE FTSE® EPRA®/NAREIT® GLOBAL INDEX is a free float, market capitalization-weighted real estate index designed to represent publicly traded equity REITs and listed property companies globally. Expanded in December 2008, the FTSE EPRA/NAREIT Global Index covers both developed and emerging markets, and is eligible to invest in 48 countries worldwide. [As of June 30, 2010, the FTSE EPRA/NAREIT Global Index consisted of issuers from the following 33 countries: Australia, Austria, Belgium, Brazil, Canada, China, Egypt, Finland, France, Germany, Greece, Hong Kong, India, Indonesia, Italy, Japan, Malaysia, Mexico, the Netherlands, New Zealand, Norway, the Philippines, Poland, Singapore, South Africa, South Korea, Sweden, Switzerland, Taiwan, Thailand, Turkey, the United Kingdom and the United States.]

THE MERRILL LYNCH HIGH YIELD MASTER II CONSTRAINED INDEX is a market value-weighted index of all domestic and yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. The Merrill Lynch U.S High Yield Master II Constrained Index limits any individual issuer to a maximum of 2% benchmark exposure.

THE MSCI ACWI® EX-U.S. INDEX is a free-float adjusted market capitalization index that is designed to measure the equity performance in the global developed and emerging markets, excluding the U.S. [As of June 30, 2010, the MSCI ACWI Ex-U.S. Index consisted of the following 44 developed and emerging market countries: Australia, Austria, Belgium, Brazil, Canada, Chile, China, Columbia, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Italy, Japan, Korea, Malaysia, Mexico, Morocco, the Netherlands, New Zealand, Norway, Peru, Philippines, Poland, Portugal, Russia, Singapore, South Africa, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey and United Kingdom.]

THE MSCI EMERGING MARKETS® INDEX is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. [As of June 30, 2010, the MSCI Emerging Markets Index consisted of the following 22 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.]

THE MSCI FRONTIER MARKETS® INDEX is a free float-adjusted market capitalization index that is designed to track the performance of a range of equity markets that are now more accessible to global investors. It aims to achieve a broad representation of the investment opportunity set while taking into consideration investability requirements within each market. [As of June 30, 2010, the MSCI Frontier Markets Index consisted of the following 25 market country indices: Argentina, Bahrain, Bulgaria, Croatia, Estonia, Jordan, Kazakhstan, Kenya, Kuwait, Lebanon, Lithuania, Mauritius, Nigeria, Oman, Pakistan, Qatar, Romania, Serbia, Slovenia, Sri Lanka, Trinidad and Tobago, Tunisia, Ukraine, United Arab Emirates and Vietnam.]

THE RUSSELL MIDCAP® INDEX is an unmanaged index measuring the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately [            ]% of the total market capitalization of the Russell 1000 Index as of June 30, 2010.

THE RUSSELL 1000 INDEX is an unmanaged index which measures the performance of the 1,000 largest companies in the Russell 3000® Index, based on market capitalization, which represents approximately [            ]% of the total market capitalization of the Russell 3000 Index as of June 30, 2010.

THE RUSSELL 2000® INDEX is an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index, based on market capitalization, which represents approximately [            ]% of the total market capitalization of the Russell 3000 Index as of June 30, 2010.

THE RUSSELL 3000 INDEX is an unmanaged index measuring the performance of the 3,000 largest companies based on total market capitalization, which represents approximately [            ]% of the investable U.S. equity market as of June 30, 2010.

THE S&P COMPOSITE 1500® INDEX is a broad-based capitalization-weighted index representing the large cap, mid cap and small cap segments of the U.S. equity market.

THE S&P SMALLCAP 600® INDEX is an unmanaged small cap index which measures the 600 smallest stocks in the S&P Composite 1500 Index. These stocks comprise approximately [            ]% of the U.S. domestic equities market as of June 30, 2010.

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INVESTMENT ADVISERS

This Prospectus describes six equity funds and one fixed income fund (each a “Fund,” collectively, the “Funds”), which are currently offered by the Northern Funds (the “Trust”). The Trust also offers other funds, including additional equity, equity index, fixed-income and money market funds.

The Northern Trust Company of Connecticut (“NTCC”) and Northern Trust Investments, N.A. (“NTI”) (each an “Investment Adviser” and collectively, the “Investment Advisers”), are each a subsidiary of the Northern Trust Corporation and TNTC, respectively, and serve jointly as the Investment Advisers for the Funds and are responsible for their overall administration. NTCC is located at 300 Atlantic Street, Stamford, Connecticut 06901, and NTI is located at 50 South LaSalle Street, Chicago, IL 60603. Unless otherwise indicated, NTCC, NTI, and TNTC are referred to collectively in this Prospectus as “Northern Trust.”

NTCC is a state bank and trust company organized under the laws of the State of Connecticut and a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Effective October 1, 2009, Northern Trust Global Advisors, Inc. (“NTGA”), a subsidiary of Northern Trust Corporation, was reorganized into NTCC. On that date, NTCC assumed the responsibilities of NTGA as a co-investment adviser of the Funds. NTCC and its predecessors have over 25 years of experience evaluating investment management firms. NTCC primarily manages assets for multi-manager institutional and individual separate accounts, investment companies and bank common and collective funds.

NTI is a national banking association and an investment adviser registered under the Advisers Act. It primarily manages assets for institutional and individual separately managed accounts, investment companies and bank common and collective funds.

TNTC is an Illinois state chartered banking organization and a member of the Federal Reserve System. Since 1889, TNTC has administered and managed assets for individuals, institutions and corporations. It is the principal subsidiary of Northern Trust Corporation, a company that is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended.

As of June 30, 2010, Northern Trust Corporation, through its affiliates, had assets under custody of $[            ] trillion, and assets under investment management of $[            ] billion.

The Funds are managed by the Investment Advisers and one or more asset managers unaffiliated with the Investment Advisers (each a “Sub-Adviser” and together, the “Sub-Advisers”). The Investment Advisers also have the ultimate responsibility to oversee the Sub-Advisers, and to recommend their hiring, termination, and replacement, subject to approval by the Board of Trustees. Under the Advisory Agreement with the Trust, each Investment Adviser, subject to the general supervision of the Northern Multi-Manager Funds’ Board of Trustees, is responsible for: (1) selecting the overall investment strategies of the Funds; (2) recommending and selecting Sub-Advisers; (3) allocating and reallocating assets among the Sub-Advisers where a Fund has more than one Sub-Adviser; (4) monitoring and evaluating Sub-Adviser performance; and (5) implementing procedures to ensure that the Sub-Advisers comply with each Fund’s investment objectives, policies and restrictions.

INVESTMENT SUB-ADVISERS

The Funds have received an exemptive order from the SEC that permits the Investment Advisers to engage or terminate a Sub-Adviser, and to enter into and materially amend an existing Sub-Advisory Agreement, upon the approval of the Board of Trustees, without obtaining shareholder approval. The Sub-Advisers will provide investment advisory services to the Funds except for cash management services for each of the Funds and the Multi-Manager International Equity Fund’s investments in emerging markets, which will be provided by the Investment Advisers. The Investment Advisers will select Sub-Advisers based upon the Sub-Adviser’s skills in managing assets pursuant to particular investment styles and strategies. The Investment Advisers will monitor existing Sub-Advisers based on their investment styles, strategies, and results in managing assets for specific asset classes. Each Sub-Adviser will have discretion to select portfolio securities for its portion of a Fund, but must select those securities according to the Fund’s investment objectives and restrictions.

The current Sub-Advisers for the Funds and their portfolio managers are set forth on page 34 under the section entitled “Fund Management.”

MULTI-MANAGER FUNDS	32	NORTHERN FUNDS PROSPECTUS

MULTI-MANAGER FUNDS

ADVISORY FEES

As compensation for advisory services and the assumption of related expenses, the Investment Advisers are entitled to an advisory fee, computed daily and payable monthly, at annual rates set forth in the table below (expressed as a percentage of each Fund’s respective average daily net assets). The table also reflects the advisory fees paid by the Funds for the fiscal year or period ended March 31, 2010 (expressed as a percentage of each Fund’s respective average daily net assets).

Starting July 31, 2010, the Investment Advisers have contractually agreed to reimburse a portion of each Fund’s expenses so that “Total Annual Fund Operating Expenses After Expense Reimbursement” do not exceed the amounts shown in the table under the caption “Fund Fees and Expenses” in each Fund’s Fund Summary, beginning on page 3. The contractual reimbursement arrangements are expected to continue until at least July 31, 2011. After this date, the Investment Advisers or a Fund may terminate the contractual arrangements. The Board of Trustees may terminate the contractual arrangements at any time with respect to a Fund if it determines that it is in the best interest of the Fund and its shareholders.

A discussion regarding the Board of Trustees’ basis for its most recent approval of each Fund’ s Advisory Agreement will be available in the Funds’ semiannual report to shareholders for the six-month period ending September 30, 2010. Discussions regarding the Funds’ Sub-Advisory Agreements are or will be available in the Funds’ annual and semi-annual reports to shareholders dated March 31, 2010, and September 30, 2010, respectively. The Sub-Advisers’ fees are paid by the Investment Advisers out of their advisory fee.

	Contractual Rate			Advisory Fee Paid for Fiscal Year or Period Ended 3/31/10
Fund	First $1 Billion	Next $1 Billion	Over $2 Billion
MULTI-MANAGER EMERGING MARKETS EQUITY	1.20%	1.13%	1.08%	1.18%
MULTI-MANAGER GLOBAL REAL ESTATE	1.10%	1.03%	0.99%	1.10%
MULTI-MANAGER INTERNATIONAL EQUITY	1.10%	1.03%	0.99%	1.06%
MULTI-MANAGER LARGE CAP	0.90%	0.85%	0.81%	0.90%
MULTI-MANAGER MID CAP	0.90%	0.85%	0.81%	0.90%
MULTI-MANAGER SMALL CAP	1.10%	1.03%	0.99%	1.10%

	Contractual Rate			Advisory Fee Paid for Fiscal Year or Period Ended 3/31/10
Fund	First $1.5 Billion	Next $1 Billion	Over $2.5 Billion
MULTI-MANAGER HIGH YIELD OPPORTUNITY	0.80%	0.75%	0.72%	0.80%	(1)

(1)	The Fund commenced operations on September 23, 2009.

NORTHERN FUNDS PROSPECTUS	33	MULTI-MANAGER FUNDS

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FUND MANAGEMENT

[Andrew S.C. Smith, Senior Vice President and Chief Investment Officer of NTCC, and Jessica K. Hart, Senior Vice President of NTCC, are managers for each of the Funds.]

THE SUB-ADVISERS AND FUND MANAGERS TO THE FUNDS

Each Sub-Adviser has full investment discretion and makes all determinations with respect to the investment of assets of the Fund allocated to it, subject to general supervision of the Investment Advisers and the Board of Trustees.

MULTI-MANAGER EMERGING MARKETS EQUITY FUND

AXIOM INTERNATIONAL INVESTORS, LLC (“AXIOM”). Axiom has managed a portion of the Fund since November 2008. Axiom is a Delaware limited liability company located at 33 Benedict Place, 2nd Floor, Greenwich, CT 06830 and was founded in 1998. [As of [            ], 2010, Axiom had assets under management of approximately $[            ] billion.] Luiz Soares and Chris Lively, CFA, are the portfolio managers primarily responsible for the day-to-day management of the portion of the Fund sub-advised by Axiom. Mr. Soares has been a Lead Portfolio Manager at Axiom since 2007, prior to which he was a Senior Analyst for Americas at Axiom International Investors. Mr. Lively has been a Portfolio Manager at Axiom since 2008, prior to which he was a portfolio manager for Asia ex-Japan at Clay Finlay. Axiom employs a bottom-up, growth-oriented investment discipline that relies on detailed fundamental stock analysis to identify companies that are improving more quickly than is generally expected in the current operating fundamentals of the business. This discipline is rooted in Axiom’s basic philosophy that companies that report better than expected operating results, or positive surprises relative to forecasts that are built into consensus expectations, will generally outperform. Axiom’s primary emphasis is therefore to isolate those companies that are likely to exceed expectations, which it does by identifying and monitoring the key business drivers of each stock. Axiom believes that key business drivers are essentially the leading indicators of earnings and stock price performance.

PANAGORA ASSET MANAGEMENT, INC. (“PANAGORA”). PanAgora has managed a portion of the Fund since November 2008. PanAgora is a Delaware corporation located at 470 Atlantic Avenue, 8th Floor, Boston, MA 02210 and was founded in 1985. [As of [            ], 2010, PanAgora had assets under management of approximately $[            ] billion.] A team of investment professionals is jointly and primarily responsible for the day-to-day management of the portion of the Fund sub-advised by PanAgora. The team consists of Ronald Hua, CFA, Sanjoy Ghosh, Ph.D., George Mussalli, CFA, Joel Feinberg, and Dmitri Kantsyrev, Ph.D. CFA. Mr. Hua, Chief Investment Officer and Head of Equity Research, oversees all equity strategies. Mr. Ghosh, Director, Equity, is responsible for managing the dynamic equity strategies and ensuring the efficacy of the investment model. Mr. Mussalli, Director, Equity, contributes to research supporting the dynamic equity strategies and is responsible for developing PanAgora’s fundamental valuation model. Mr. Mussalli is also a portfolio manager responsible for U.S. Active Equity Investments. Messrs. Hua, Ghosh and Mussalli joined PanAgora from Putnam Investments in 2004. Mr. Hua had been with Putnam since 1999, where he contributed to quantitative research and analysis that supported all structured equity portfolios, including U.S. large cap and international strategies. Mr. Ghosh had been with Putnam since 2000 where he was a portfolio manager on the structured equity team. Mr. Mussalli had been a vice president and portfolio manager on Putnam’s structured equity team since 2000. Mr. Feinberg has been with PanAgora since 2002 working within portfolio construction for the last several years. Mr. Kantsyrev is a portfolio manager on PanAgora’s Dynamic Modeling Team responsible for conducting research for PanAgora’s global and international equity strategies. Mr. Kantsyrev joined PanAgora in 2007 from the University of Southern California, where he studied Finance. PanAgora’s investment philosophy integrates multiple sources of excess return (alpha) within multi-factor models to develop individual return forecasts for all securities in the investable universe. PanAgora employs a continuous bottom-up process that encompasses: 1) quantitative and fundamental alpha signals; 2) sophisticated portfolio construction and cost-effective trading; and 3) a contextual modeling approach that uniquely models each stock based on its risk characteristics.

TRILOGY GLOBAL ADVISORS, LLC (“TRILOGY”). Trilogy has managed a portion of the Fund since March 2010. Trilogy is located at 1114 Avenue of the Americas, 28th Floor, New York, NY 10036 and was founded in 1999. [As of [            ], 2010, Trilogy had assets under management of approximately $[            ] billion.] A team of professionals is jointly and primarily responsible for the day-to-day management of the portion of the Fund sub-advised by Trilogy. The team consists of Pablo Salas, who is a Senior Portfolio Manager, William Sterling, who is the Chief Investment Officer and a Senior Portfolio Manager, and Bob Beckwitt, who is a Senior Portfolio Manager. Trilogy follows a consistent bottom-up, growth-oriented investment process based on the belief that future earnings is a key determinant of long-term equity returns. The research discipline focuses on identifying companies with a high level of sustainable earnings power or the near-term potential to achieve such earnings power. Accordingly, Trilogy’s portfolios contain a mix of both traditional growth companies and early

MULTI-MANAGER FUNDS	34	NORTHERN FUNDS PROSPECTUS

MULTI-MANAGER FUNDS

stage growth companies. Trilogy’s overall goal is to provide above benchmark returns at a moderate level of risk.

WESTWOOD GLOBAL INVESTMENTS, LLC (“WESTWOOD”). Westwood has managed a portion of the Fund since November 2008. Westwood is a Massachusetts limited liability company located at 99 Summer Street, Suite 1130, Boston, MA 02110 and was founded in 2003. [As of [            ], 2010, Westwood had assets under management of approximately $[            ] billion.] Meg Reynolds and Bryan Ward are the portfolio managers primarily responsible for the day-to-day management of the portion of the Fund sub-advised by Westwood. Ms. Reynolds has 21 years of broad investment experience, and has served as Principal of Westwood since 2003. Mr. Ward has 20 years of broad investment experience, and has served as Principal of Westwood since 2003. Westwood’s investment strategy with regard to the Fund seeks to achieve long-term performance driven by a bottom-up stock selection process in global emerging markets.

Westwood’s basic investment philosophy is as follows: 1) investing like everyone else results in earning the same returns; 2) superior stock selection is driven by patient implementation of thorough, bottom-up fundamental research; and 3) a focused portfolio is a result of conviction. Westwood’s security analysis attempts to identify companies that are undervalued on an absolute basis. A focus is placed on a thorough analysis of the cash flows of a company, how the company generates cash, the sustainability of the cash flow, and how the cash flow is utilized. This process is designed to find a portfolio of higher quality companies with sustainable or improving returns and strong balance sheets.

MULTI-MANAGER GLOBAL REAL ESTATE FUND

COHEN & STEERS CAPITAL MANAGEMENT, INC. (“COHEN & STEERS”). Cohen & Steers has managed a portion of the Fund since November 2008. Cohen & Steers is a New York corporation located at 280 Park Avenue, New York, NY 10017 and was founded in 1986. [As of [            ], 2010, Cohen & Steers had assets under management of approximately $[            ] billion.] A team is jointly and primarily responsible for the day-to-day management of the portion of the Fund sub-advised by Cohen & Steers. The members of the team are Joseph Harvey, President, Chief Investment Officer and senior portfolio manager, Scott Crowe, Global Research Strategist and portfolio manager, and Chip McKinley, portfolio manager. Mr. Harvey has served as the President, Chief Investment Officer and senior portfolio manager of Cohen & Steers since 2003. Mr. Crowe has served as Global Research Strategist and portfolio manager since 2007. Prior to that, Mr. Crowe worked at UBS since 2002, first as Global Real Estate Analyst, then rising to the position of Head of U.S. REITs & Global Strategist. Mr. McKinley has served as a Cohen & Steers portfolio manager since August 2007. Prior to that, Mr. McKinley served as a portfolio manager and REIT analyst at Franklin Templeton Real Estate Advisors beginning in 2003. Cohen & Steers employs an integrated, bottom-up relative value investment process. A proprietary valuation model ranks global securities on price/Net Asset Value and cash flow multiple-to-growth ratios, which Cohen & Steers believes are the primary determinants of real estate security valuation. Analysts incorporate both quantitative and qualitative analysis in their estimates. The company research process includes an evaluation of management, strategy, property quality, financial strength and corporate structure. The Cohen & Steers team also uses a country macroeconomic framework that guides implementation of country over/underweights and adjusts for unique country stock drivers. Judgments with respect to risk control, diversification, liquidity and other factors overlay the model’s output and drive the portfolio managers’ investment decisions.

Martin Cohen and Robert Steers, co-chairmen and co-chief executive officers, oversee the investment process at Cohen & Steers, but do not make day-to-day investment decisions for the portion of the Fund managed by Cohen & Steers.

EII REALTY SECURITIES, INC. (“EII”). EII has managed a portion of the Fund since November 2008. EII is a Delaware corporation located at 717 5th Avenue, 10th Floor, New York, NY 10022 and was founded in 1993. EII is a wholly owned subsidiary of European Investors Holding Company, Inc. [As of [            ], 2010, European Investors Holding Company, Inc. had assets under management of approximately $[            ] billion.] A team is jointly and primarily responsible for the day-to-day management of the portion of the Fund sub-advised by EII. The members of the team are James Rehlaender, Al Otero and Peter Nieuwland. Messrs. Rehlaender and Otero are Managing Directors and Co-Portfolio Managers of the portion of the Fund sub-advised by EII. Mr. Rehlaender has 25 years investment experience, including 8 years at EII as portfolio manager. Mr. Otero has 17 years of investment experience, including 12 years at EII and 5 years as portfolio manager. Mr. Nieuwland is Co-Portfolio Manager, focused on Europe, with 13 years of investment experience, including 7 years at EII. EII employs a qualitative and quantitative investment approach that seeks to add value primarily through stock selection. EII’s investment style is opportunistic and focused on those countries and sectors with the greatest growth potential, where economic and real estate fundamentals are most attractive. An emphasis is placed on investing in under-valued companies which are well-managed and well-positioned to capitalize on the trends in their respective markets.

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ING CLARION REAL ESTATE SECURITIES, LLC (“ING CLARION”). ING Clarion has managed a portion of the Fund since November 2008. ING Clarion is a Delaware limited liability company located at 201 King of Prussia Road, Suite 600, Radnor, PA 19807 and was founded in 1969. [As of [            ], 2010, ING Clarion had assets under management of approximately $[            ] billion.] A team is jointly and primarily responsible for the day-to-day management of the portion of the Fund sub-advised by ING Clarion. The members of the team are T. Ritson Ferguson, Steven. D. Burton and Joseph P. Smith. Mr. Ferguson is Chief Investment Officer (“CIO”) and Portfolio Manager, and has 24 years of real estate investment experience. Mr. Ferguson has served as Co-CIO, and more recently CIO, of ING Clarion since 1991. Mr. Burton is Managing Director and Portfolio Manager, and a member of ING Clarion’s Investment Committee. He is also responsible for evaluating the investment potential of public real estate companies outside the U.S. Mr. Burton joined ING Clarion in 1995 and has 24 years of real estate investment management experience. Mr. Smith is Managing Director and Portfolio Manager, and a member of the Investment Policy Committee. Mr. Smith joined ING Clarion in 1997 and has 18 years of real estate investment management experience. ING Clarion uses a multi-step investment process for constructing its investment portfolio that combines top-down region and sector allocation with bottom-up individual stock selection. First, ING Clarion selects sectors and geographic regions in which to invest, and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private property market trends and conditions. Second, ING Clarion uses an in-house valuation process to identify investments with superior current income and growth potential relative to their peers. This in-house valuation process examines several factors including: (i) value and property; (ii) capital structure; and (iii) management and strategy.

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND

LOOMIS, SAYLES & COMPANY, L.P. (“LOOMIS SAYLES”). Loomis Sayles has managed a portion of the Fund since September 2009. Loomis Sayles is a Delaware partnership located at One Financial Center, Boston, Massachusetts 02111 and was founded in 1926. [As of [            ], 2010, Loomis Sayles had assets under management of approximately $[            ] billion.] Kathleen C. Gaffney is the portfolio manager primarily responsible for the day-to-day management of the portion of the Fund sub-advised by Loomis Sayles. Ms. Gaffney is a Vice President and Portfolio Manager of Loomis Sayles and joined Loomis Sayles in 1984. She manages or co-manages a number of Loomis Sayles fixed income funds. Ms. Gaffney holds the designation of Chartered Financial Analyst. She received a B.A. from the University of Massachusetts at Amherst and has over 24 years of investment experience. Loomis Sayles combines fundamental research, systematic risk assessment and experienced portfolio management in actively managing its fixed income and equity client accounts.

STONE HARBOR INVESTMENT PARTNERS LP (“STONE HARBOR”). Stone Harbor has managed a portion of the Fund since September 2009. Stone Harbor is a Delaware limited partnership located at 31 West 52nd Street, 16th Floor, New York, New York 10019 and was founded in 2006. [As of [            ], 2010, Stone Harbor had assets under management of approximately $[            ] billion.] A team of investment professionals is jointly and primarily responsible for the day-to-day management of the portion of the Fund sub-advised by Stone Harbor. The members of the team are Pablo Cisilino, James E. Craige, CFA, Thomas K. Flanagan, CFA, David Oliver, Beth A. Semmel, CFA, and Peter J. Wilby, CFA. Mr. Cisilino has served as Portfolio Manager since 2006. He had served as an Executive Director at Morgan Stanley Inc. from 2004 to 2006 and as a Vice President at Goldman Sachs from 1994 to 2004. Mr. Craige has served as Portfolio Manager since 2006. He had served as Managing Director and Senior Portfolio Manager at Salomon Brothers Asset Management Inc. from 1992 to 2006. Mr. Flanagan has served as Portfolio Manager since 2006. He had served as Managing Director and Senior Portfolio Manager at Salomon Brothers Asset Management Inc. from 1991 to 2006. Mr. Oliver has served as Portfolio Manager since 2008. He had served as Managing Director at Citigroup from 1986 to 2008. Ms. Semmel has served as Portfolio Manager since 2006. She had served as Managing Director, Senior Portfolio Manager and Senior Trader at Salomon Brothers Asset Management Inc. from 1993 to 2006. Mr. Wilby has served as Chief Investment Officer and Portfolio Manager since 2006. He had served as Managing Director, Chief Investment Officer – North American Fixed Income and Senior Portfolio Manager at Citigroup Asset Management from 1989 to 2006. Stone Harbor is a credit-driven, fixed income boutique investment manager headquartered in New York and with an investment and client service office in London. It manages institutional clients’ assets in a range of investment products that include credit risk assets such as leveraged loans, corporate bonds, emerging markets debt, high yield and asset backed securities, as well as asset allocation products. Stone Harbor is 100% employee owned.

MULTI-MANAGER INTERNATIONAL EQUITY FUND

ALTRINSIC GLOBAL ADVISORS, LLC (“ALTRINSIC”). Altrinsic has managed a portion of the Fund since June 2006. Altrinsic is located at 100 First Stamford Place, Stamford, CT 06902 and was founded in 2000. [As of [            ], 2010, Altrinsic had assets under management of approximately $[            ] billion.] A portfolio management team is primarily responsible for the

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management of the portion of the Fund managed by Altrinsic. The members of the portfolio management team, John Hock, John L. Devita and Rehan Chaudhri, are jointly and primarily responsible for the day-to-day management of the portion of the Fund sub-advised by Altrinsic. Mr. Hock is the Chief Investment Officer, a founder of the firm, and a Portfolio Manager/Analyst. Mr. Devita has been a Principal of the firm and a Portfolio Manager/Analyst since 2000. Mr. Chaudhri has been a Principal of the firm and a Portfolio Manager/Analyst since July 2003.

Altrinsic’s investment philosophy is based on value creation and the belief that a company’s valuation is a function of its future financial productivity (i.e., return on capital relative to the cost of capital) adjusted for associated risk. In implementing its philosophy, Altrinsic’s team capitalizes on inefficiencies (i.e. securities it believes are mispriced) in the world’s equity markets by taking a long-term view and leveraging proprietary individual-company analysis, global industry knowledge, and a distinctive cross-border frame of reference. Altrinsic’s investment approach is bottom-up, fundamentally driven, and internationally focused.

TRADEWINDS GLOBAL INVESTORS, LLC (“TRADEWINDS”). Tradewinds has managed a portion of the Fund since June 2006. Tradewinds is located at 2049 Century Park East, 20th Floor, Los Angeles, CA 90067. [As of [            ], 2010, Tradewinds had assets under management of approximately $[            ] billion.] Effective June 15, 2009, Peter Boardman and Alberto Jimenez Crespo became co-portfolio managers of the portion of the Fund sub-advised by Tradewinds. Messrs. Boardman and Jimenez manage the Fund as a team and are jointly responsible for overall management of the Fund. They are supported by David Iben, Chief Investment Officer of Tradewinds, and a research platform with a team of analysts used by all of Tradewinds.

Mr. Boardman has been a senior research analyst at Tradewinds since the firm’s founding in 2006. Prior to joining Tradewinds, Mr. Boardman served as a senior research analyst at NWQ Investment Management Company, LLC (“NWQ”), from 2003 to 2006. Prior to joining NWQ, Mr. Boardman was a senior analyst with USAA Investment Management, where he managed the Japan portion of the firm’s international fund while covering automobiles, pharmaceuticals and semiconductors on a global sector basis. Prior to that, he served eight years as a sell-side analyst at UBS Warburg following the automobile and auto parts industries in North America, Japan and Asia. Before that, he was an analyst at Crédit Lyonnais (Japan) in charge of research for the Japanese automobiles, machinery and consumer electronics sectors.

Mr. Jimenez has been a research analyst at Tradewinds since joining the firm in 2006. Mr. Jimenez is responsible for Tradewinds’ analysis of the global basic materials sector. Prior to joining Tradewinds, Mr. Jimenez was an equity analyst in the private client group at Merrill Lynch, where he conducted investment manager due diligence. He also spent a portion of his time providing investment advice to financial advisors pertaining to commodity trends and natural resources. Mr. Jimenez also spent three years as a sell-side equity analyst at Salomon Smith Barney covering steel, pulp and paper, and metals and mining stocks. Prior to that, he was a financial analyst for Enron and Shell, developing financial models, structuring deals and valuing investments in a wide variety of industries within the energy and basic materials sectors.

Tradewinds is an investment management organization focused on international/global investing across all capitalizations. Tradewinds’ disciplined investment process involves conducting rigorous, independent, bottom-up fundamental analysis on a broad array of undervalued securities of quality companies across global markets. The portfolio managers and analysts apply fundamental valuation metrics and focus on qualitative factors such as economic comparative advantage. Tradewinds’ process is distinguished by deep specialization, fundamental analysis and transparency. Tradewinds’ investment discipline seeks to identify potential investments that trade at attractive absolute valuations, offer good downside protection/risk-reward and possess strong franchise quality.

UBS GLOBAL ASSET MANAGEMENT (AMERICAS) INC. (“UBS GLOBAL AM”). UBS Global AM, a Delaware corporation located at One North Wacker Drive, Chicago, IL 60606, is an investment advisor registered with the SEC. UBS Global AM has managed a portion of the Fund since August 2007. [As of [            ], 2010, UBS Global AM had approximately $[            ] billion in assets under management.] Vincent Willyard is the lead portfolio manager primarily responsible for the day-to-day management of the portion of the Fund sub-advised by UBS Global AM. Mr. Willyard is the Head of Global ex-US Growth Equities at UBS Global AM. He has been a Managing Director of UBS Global AM since July 2007. From July 2005 until July 2007 he served as a Managing Director and lead Portfolio Manager at Nicholas-Applegate Capital Management, LLC. From September 1994 to June 2005, he was a Portfolio Manager for Duncan-Hurst Capital Management (“Duncan Hurst”) and served two years as a quantitative and performance analyst with Duncan Hurst. UBS Global AM employs an aggressive growth strategy, seeking companies undergoing positive sustainable fundamental change.

WILLIAM BLAIR & COMPANY, LLC (“WILLIAM BLAIR”). William Blair has managed a portion of the Fund since March 2008. William Blair is located at 222 West Adams Street, Chicago, IL 60606 and was founded in 1935. [As of [            ], 2010, William Blair had assets under management of approximately

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$[            ] billion.] W. George Greig and David Merjan are the Portfolio Managers primarily responsible for the day-to-day management of the portion of the Fund sub-advised by William Blair. Mr. Greig has been with William Blair since 1996. Mr. Greig is a Partner and leader of the International Team. Mr. Merjan, who is also a Partner, joined William Blair’s Investment Management Department in 1998 as an international stock analyst. The William Blair team uses a bottom-up, fundamental approach to selecting stocks, investing in companies that possess a durable business franchise and sustainable competitive advantage.

MULTI-MANAGER LARGE CAP FUND

DELAWARE MANAGEMENT COMPANY, INC. (“DELAWARE INVESTMENTS”). Delaware Investments has managed a portion of the Fund since October 2007. Delaware Investments is located at 2005 Market Street, One Commerce Square, Philadelphia, PA 19103-7094 and was founded in 1929. Delaware Investments is a series of Delaware Management Business Trust, which is a subsidiary of Delaware Management Holdings, Inc., a Delaware corporation, located at 2005 Market Street, One Commerce Square, Philadelphia, PA 19103-7094. Delaware Management Holdings, Inc. is a subsidiary of Lincoln National Corporation, a diversified financial services organization located at 130 North Radnor-Chester Road, Radnor, PA 19087-5221. [As of [            ], 2010, Delaware Investments had approximately $[            ] billion in assets under management.] A team is primarily responsible for the management of the portion of the Fund sub-advised by Delaware Investments. The members of the team are D. Tysen Nutt, Jr., who serves as team leader, Anthony A. Lombardi, Robert A. Vogel, Jr., Nikhil G. Lalvani and Nashira S. Wynn. D. Tysen Nutt, Jr. joined Delaware Investments in 2004 as senior vice president and senior portfolio manager for the firm’s Large-Cap Value Focus strategy. Before joining Delaware Investments, Mr. Nutt led the U.S. Active Large-Cap Value team within Merrill Lynch Investment Managers (“MLIM”), where he managed mutual funds and separate accounts for institutions and private clients. He departed MLIM as a managing director. Anthony A. Lombardi is a senior portfolio manager for the firm’s Large-Cap Value Focus strategy. Prior to joining Delaware Investments in 2004, Mr. Lombardi was a director at MLIM. He joined MLIM’s Capital Management Group in 1998 and last served as a portfolio manager for the U.S. Active Large-Cap Value team, managing mutual funds and separate accounts for institutions and private clients. Robert A. Vogel, Jr. joined Delaware Investments in 2004 as a vice president and senior portfolio manager for the firm’s Large-Cap Value Focus strategy. He previously worked at MLIM for more than seven years, where he rose to the position of director and portfolio manager within the U.S. Active Large-Cap Value team. Nikhil G. Lalvani is a portfolio manager with the firm’s Large-Cap Value Focus team. At Delaware Investments, Mr. Lalvani has served as both a fundamental and quantitative analyst. Nashira S. Wynn is a portfolio manager with the firm’s Large-Cap Value Focus team. Prior to joining Delaware Investments in 2004, she was an equity research analyst for MLIM, starting there in July 2001. Delaware Investments typically seeks to select securities that it believes are undervalued in relation to their intrinsic value, as indicated by multiple factors, including earnings, cash flow potential and asset value of the respective issuers. Delaware Investments will also consider a company’s plans for future operations on a selective basis.

JENNISON ASSOCIATES LLC (“JENNISON”). Jennison has managed a portion of the Fund since August 2007. Jennison is located at 466 Lexington Avenue, New York, NY 10017 and was founded in 1969. Jennison is an indirect wholly-owned subsidiary of Prudential Financial, Inc., a full-scale global financial services organization located at 751 Broad Street, Newark, NJ 07102. [As of [            ], 2010, Jennison managed in excess of $[            ] billion in assets.] Kathleen A. McCarragher is the portfolio manager primarily responsible for day-to-day management of the portion of the Fund sub-advised by Jennison. Ms. McCarragher joined Jennison in May 1998 and is a Director and Managing Director of Jennison. She is also Jennison’s Head of Growth Equity. Jennison believes that above-average growth in units, revenues, earnings, and cash flow will drive the value of a security over time. Jennison seeks to capture the inflection point in a company’s growth rate and values duration of that growth. Original fundamental research, individual security selection, and implementation by a specialized investment team are integral, in its view, to successful growth stock investing.

MARSICO CAPITAL MANAGEMENT, LLC (“MCM”). MCM has managed a portion of the Fund since August 2007. MCM is located at 1200 17th Street, Suite 1600, Denver, CO 80202. MCM was organized in September 1997 as a registered investment adviser and is an independently-owned investment management firm. MCM is an indirect subsidiary of Marsico Management Equity, LLC, a Delaware limited liability company. MCM provides investment services to mutual funds and private accounts and, [as of [            ], 2010, had approximately $[            ] billion under management.] Thomas F. Marsico is the founder, Chief Executive Officer and Chief Investment Officer of MCM and is responsible for the day-to-day management of the portion of the Fund sub-advised by MCM. Mr. Marsico has over 20 years experience as a securities analyst and portfolio manager.

METROPOLITAN WEST CAPITAL MANAGEMENT, LLC (“METWEST CAPITAL”). MetWest Capital has managed a portion of the Fund

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since August 2007. MetWest Capital is located at 610 Newport Center Drive, Newport Beach, CA 92660 and was founded in 1997. MetWest Capital, along with its affiliate, Evergreen Investment Management Company, LLC, is a majority-owned subsidiary of Wells Fargo & Company (“Wells Fargo”), a diversified financial services company, [with $[            ]trillion in consolidated assets as of [            ], 2010.] Wells Fargo is located at 420 Montgomery Street, San Francisco, CA 94104. MetWest Capital is minority owned by its principals. [As of [            ], 2010, MetWest Capital had assets under management of approximately $[            ] billion. A 10-member investment team is responsible for the management of the portion of the Fund sub-advised by MetWest Capital. Howard Gleicher, as Lead Strategist, oversees the Large Cap Intrinsic Value strategy and also serves as an analyst on the team. Mr. Gleicher has served as Chief Investment Officer since MetWest Capital’s inception in August 1997. In addition to Mr. Gleicher, other senior managers of the Large Cap Intrinsic Value strategy’s investment team include Gary W. Lisenbee, David M. Graham, Jeffrey Peck, and Jay Cunningham. Mr. Lisenbee has served as President and Senior Analyst since MetWest Capital’s inception in August 1997. Mr. Graham has served as Senior Analyst since September 2000. Since January 2006 Mr. Peck has served as Senior Analyst, Director of Research. He served as Senior Analyst, Senior Vice President from March 2004 through December 2005. From 2002 to March 2004, he was an equity research analyst with Janney Montgomery Scott, LLC. Mr. Cunningham has served as Senior Analyst since November 2005. From August 2003 to November 2005, he was a Senior Analyst with Hibernia Southcoast Capital. MetWest Capital analyzes high-quality businesses with objective, fundamental research and a global perspective. They invest in large capitalization companies they believe are selling below fair value and possessing clear catalysts to help realize full value within a defined time frame, typically three to five years.

MULTI-MANAGER MID CAP FUND

GENEVA CAPITAL MANAGEMENT LTD. (“GENEVA”). Geneva has managed a portion of the Fund since June 2006. Geneva is located at 250 East Wisconsin Avenue, Milwaukee, WI 53202 and was founded in 1987. [As of [            ], 2010, Geneva had assets under management of approximately $[            ] billion.] Geneva’s Investment Strategy Group (“ISG”) is primarily responsible for the management of the portion of the Fund sub-advised by Geneva. The ISG meets regularly to review existing equity holdings as well as to discuss new and potential investments. The team selects securities for investment after thorough discussion and approval by its members. No stock may be bought or sold without team approval. The ISG is comprised of equity Portfolio Managers Amy Croen, William Priebe, Michelle Picard, and Scott Priebe. No one person is primarily responsible for the day-to-day management of the Fund. Ms. Croen is Co-President, Portfolio Manager and one of the founders of Geneva. William Priebe is Co-President, Portfolio Manager and one of the founders of Geneva. Ms. Picard has served as Vice President and Portfolio Manager of Geneva since 2005 and prior thereto served as a Research Analyst from 2002 to 2005. Scott Priebe was promoted to Vice President in 2008, has served as Portfolio Manager since 2007 and Investment Analyst since 2004. From July 2001 to 2004, he was a Senior Financial Analyst for Eli Lilly and Co. Geneva’s investment approach focuses on high quality companies with above average return on equity, low leverage, strong management, leadership positions within their respective industries, and healthy historical and projected earnings growth.

LSV ASSET MANAGEMENT (“LSV”). LSV has managed a portion of the Fund since June 2006. LSV, located at One North Wacker Drive, Chicago, IL 60606, was founded in 1994. [As of [            ], 2010, LSV had assets under management of approximately $[            ] billion.] A team is responsible for the day-to-day management of the portion of the Fund sub-advised by LSV. The members of the team are Josef Lakonishok, Menno Vermeulen, and Puneet Mansharamani. All of the team members are portfolio managers and no one member has been assigned any other specific role or had any limitations placed on that role. Mr. Lakonishok has served as Chief Executive Officer, Chief Investment Officer, Partner and Portfolio Manager of LSV since its founding in 1994. Mr. Vermeulen has served as a Portfolio Manager and Senior Quantitative Analyst of LSV since 1995 and Partner since 1998. Mr. Mansharamani has served as a Partner and Portfolio Manager of LSV since January 2006. He previously served as a Quantitative Analyst at LSV since 2000. LSV employs a quantitative investment approach that seeks to optimize for the best combination of undervalued stocks with recent positive market sentiment given risk control parameters.

SYSTEMATIC FINANCIAL MANAGEMENT LP (“SYSTEMATIC”). Systematic has managed a portion of the Fund since June 2008. Systematic is located at 300 Frank W. Burr Blvd., Teaneck, NJ 07666 and was founded in 1982. [As of [            ], 2010, Systematic had assets under management of approximately $[            ] billion.] Ron Mushock and Kevin McCreesh are the Portfolio Managers primarily responsible for the day-to-day management of the portion of the Fund sub-advised by Systematic. Mr. Mushock has been with Systematic since 1997 and is a partner in the firm. Mr. McCreesh, Chief Investment Officer, has been with Systematic since 1996 and is also a partner in the firm. The Systematic team uses a bottom-up, fundamentally based approach to selecting stocks, investing in companies it believes have a combination of attractive valuations and a positive earnings catalyst.

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TCW INVESTMENT MANAGEMENT COMPANY (“TCW”). TCW has managed a portion of the Fund since June 2006. TCW is located at 865 South Figueroa Street, Los Angeles, CA 90017 and was founded in 1971. [As of [            ], 2010, TCW had assets under management of approximately $[            ] billion.] Brendt Stallings is the Portfolio Manager primarily responsible for the day-to-day management of the portion of the Fund sub-advised by TCW. Mr. Stallings is also Managing Director and has been a member of the TCW Growth Equities team since the inception of the product in 1999 and the lead Portfolio Manager of that product since 2003. Mr. Stallings has also been a member of the TCW Small Cap Growth and TCW Mid-Cap Growth product teams since 1998. TCW uses a bottom-up fundamental approach with an objective to purchase securities of profitable, growing companies whose business prospects are believed to be improperly estimated by consensus research.

MULTI-MANAGER SMALL CAP FUND

COPPER ROCK CAPITAL PARTNERS LLC (“COPPER ROCK”). Copper Rock has managed a portion of the Fund since November 2007. Copper Rock, a Delaware limited liability company located at 200 Clarendon Street, Boston, MA 02116, is an investment adviser registered with the SEC. [As of [            ], 2010, Copper Rock had approximately $[            ] billion in assets under management.] Tucker Walsh is primarily responsible for the day-to-day management of the portion of the Fund sub-advised by Copper Rock. Mr. Walsh is the founder and Chief Executive Officer of Copper Rock. Prior to founding Copper Rock in 2005, Mr. Walsh worked for State Street Research from 1997 to 2005 and served as Managing Director and Head of the Small Cap Growth team beginning in 1999. Copper Rock’s investment approach is to seek to add value through a fundamental, bottom-up stock selection process combined with a strong sell discipline.

DENVER INVESTMENT ADVISORS LLC (“DENVER INVESTMENTS”) Denver Investments has managed a portion of the Small Cap Fund since [June 3], 2010. Denver Investments is located at 1225 17th Street, 26th Floor, Denver, CO 80202 and was founded in 1958. As of December 31, 2009, Denver Investments had assets under management of approximately $8.0 billion. A team of professionals is jointly and primarily responsible for the day-to-day management of the portion of the Fund sub-advised by Denver Investments. The team is led by Kris B. Herrick, CFA, and also consists of Mark M. Adelmann, CFA, Derek R. Anguilm, CFA, Troy Dayton, CFA and Lisa Z. Ramirez, CFA. Mr. Herrick is a Partner, Director of Value Research and Research Analyst and joined Denver Investments in 2000. Mr. Adelmann is a Partner and Research Analyst and joined Denver Investments in 1995. Mr. Anguilm is a Partner and Research Analyst and joined Denver Investments in 2000. Mr. Dayton is a Partner and Research Analyst and joined Denver Investments in 2002. Ms. Ramirez is a Vice President, Portfolio Manager and Analyst and joined Denver Investments in 1989. Denver Investments’ investment strategy is based on the belief that the market rewards companies over time for their free cash flow rather than their reported earnings. The strategy utilizes a bottom-up approach, which is grounded in independent fundamental research.

HOTCHKIS AND WILEY CAPITAL MANAGEMENT, LLC (“HOTCHKIS & WILEY”) Hotchkis & Wiley has managed a portion of the Small Cap Fund since [June 3], 2010. Hotchkis & Wiley is located at 725 South Figueroa Street, 39th Floor, Los Angeles, CA 90017 and was founded in 1980. As of March 31, 2010, Hotchkis & Wiley had assets under management of approximately $15.7 billion. James B. Miles, Principal and David E. Green, CFA, Principal are the Portfolio Managers primarily responsible for the day-to-day management of the portion of the Fund sub-advised by Hotchkis & Wiley. Mr. Miles and Mr. Green have been with Hotchkis & Wiley since 1995 and 1997, respectively. Hotchkis & Wiley’s strategy utilizes both quantitative and fundamental analysis to uncover potential investments, focusing on long-run normal earnings power.

METROPOLITAN WEST CAPITAL MANAGEMENT, LLC (“METWEST CAPITAL”). MetWest Capital has managed a portion of the Fund since June 2006. MetWest Capital is located at 610 Newport Center Drive, Newport Beach, CA 92660 and was founded in 1997. MetWest Capital, along with its affiliate, Evergreen Investment Management Company, LLC, is a majority-owned subsidiary of Wells Fargo, a diversified financial services company, [with $[            ] trillion in consolidated assets as of [            ], 2010.] Wells Fargo is located at 420 Montgomery Street, San Francisco, CA 94104. MetWest Capital is minority owned by its principals. [As of [            ], 2010, MetWest Capital had assets under management of approximately $[            ] billion.] MetWest Capital’s approach is driven by fundamental research and utilizes a long-term focus that seeks to take advantage of opportunities presented by short-term anomalies in high-quality businesses. A 10-member investment team is responsible for the management of the portion of the Fund sub-advised by MetWest Capital. Samir Sikka is the Lead Strategist who oversees the Small Cap Intrinsic Value strategy. Mr. Sikka is Senior Vice President and serves as lead strategist for the Fund, having joined Gary W. Lisenbee in this role as of February 2007. He previously served as senior research analyst for the Fund since July 2006. From 1999 to 2006, Mr. Sikka was a Senior Vice President and Senior Analyst at Trust Company of the West. In March 2009, the transition of management of MetWest Capital’s Small Cap Intrinsic Value strategy was completed as Samir Sikka was named sole Lead Strategist. Gary

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W. Lisenbee, who started the strategy and worked with Mr. Sikka as Co-Lead Strategist for more than a year, continues to work on the portfolio as a Senior Analyst. The time Mr. Lisenbee devotes to the Small Cap Intrinsic Value strategy has not diminished; he is merely operating in a different capacity, having returned to the Senior Analyst role he had when he co-founded the firm in 1997. In that role, Mr. Lisenbee is focused on company research rather than day-to-day add/trim, buy/sell decisions. The strategy continues to be team managed, with buy/sell decisions being discussed as a team or in small groups. However, Mr. Sikka has the final say as to the timing of such trades.

RIVERBRIDGE PARTNERS, LLC (“RIVERBRIDGE”). Riverbridge has managed a portion of the Small Cap Fund since March 2010. Riverbridge is located at 801 Nicollet Mall Suite 600, Minneapolis, MN 55402 and was founded in 1987. [As of [            ], 2010, Riverbridge had assets under management of approximately $[            ] billion.] A team of professionals is jointly and primarily responsible for the day-to-day management of the portion of the Fund sub-advised by Riverbridge. The team is led by Mark A. Thompson and also consists of Rick D. Moulton, CFA, Principal and Portfolio Manager, Dana L. Feick, CFA, Principal and Research Analyst, and Philip W. Dobrzynski, CFA, Principal and Research Analyst. Each member of the team is responsible for both research and portfolio management functions. Mr. Thompson co-founded Riverbridge in 1987. As Chief Investment Officer, Mr. Thompson is responsible for coordinating the efforts of the investment team and overall portfolio compliance to Riverbridge investment disciplines. Mr. Moulton joined Riverbridge in May 1991 and is responsible for securities analysis and company research across all industry sectors. Mr. Feick and Mr. Dobrzynski joined Riverbridge in January 1992 and May 1998, respectively, and are each responsible for securities analysis across all industry sectors. The Riverbridge team believes that earnings power determines the value of a franchise. Riverbridge focuses on companies that are viewed as building their earnings power and building the intrinsic value of the company over long periods of time. Riverbridge looks to invest in high-quality growth companies that demonstrate the ability to sustain strong secular earnings growth, regardless of overall economic conditions.

Additional information about the Fund Managers’ compensation, other accounts managed by the Fund Managers and the Fund Managers’ ownership of securities in the Funds is available in the Statement of Additional Information.

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MULTI-MANAGER FUNDS

OTHER FUND SERVICES

TNTC serves as Transfer Agent and Custodian for each Fund. The Transfer Agent performs various shareholder servicing functions, and any shareholder inquiries should be directed to it. In addition, NTI serves as Administrator for the Funds. TNTC also performs certain administrative services for the Funds pursuant to a sub-administration agreement with NTI. NTI pays TNTC for its sub-administration services out of its administration fees and TNTC’s fees do not represent additional expenses to the Funds.

NTI, as Administrator, is entitled to an administration fee from the Funds at the annual rate of 0.15% of the average daily net assets of each Fund. TNTC, as Transfer Agent, is entitled to transfer agency fees of 0.10% of the average daily net assets of each Fund.

Pursuant to an exemptive order issued by the SEC, each Fund invests its uninvested cash in a money market fund advised by one or more of the Investment Advisers or their affiliates. Accordingly, each Fund will bear indirectly a proportionate share of that money market fund’s operating expenses. These operating expenses include the advisory, administrative, transfer agency and custody fees that the money market fund pays to the Investment Advisers and/or their affiliates. Currently, the uninvested cash of the Funds is invested in the Northern Institutional Diversified Assets Portfolio. The aggregate annual rate of advisory, administration, transfer agency and custody fees payable to the Investment Advisers and/or their affiliates on the assets invested in the Northern Institutional Diversified Assets Portfolio is 0.35%. However, pursuant to the exemptive order, Northern will reimburse each Fund for advisory fees otherwise payable to the Fund on any assets invested in an affiliated money market fund.

TNTC, NTI and other Northern Trust affiliates may provide other services to the Funds and receive compensation for such services, if consistent with the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules, exemptive orders and no-action letters issued by the SEC thereunder. Unless required, investors in a Fund may or may not receive specific notice of such additional services and fees.

Shares of the Trust are distributed by Northern Funds Distributors, LLC (“NFD”), Three Canal Plaza, Suite 100, Portland, Maine, 04101. NFD is not affiliated with TNTC, NTI, or any other Northern Trust affiliate.

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MULTI-MANAGER FUNDS

PURCHASING AND SELLING SHARES

THE TRUST IS A FAMILY OF NO-LOAD MUTUAL FUNDS THAT OFFERS A SELECTION OF FUNDS TO INVESTORS, EACH WITH A DISTINCT INVESTMENT OBJECTIVE AND RISK/REWARD PROFILE.

The descriptions in the Fund Summaries may help you choose the Fund or Funds that best fit your investment needs. Keep in mind, however, that no Fund can guarantee it will meet its investment objective, and no Fund should be relied upon as a complete investment program. The Trust also offers other funds, including fixed-income, equity, equity index and money market funds, which are described in separate prospectuses.

Please note that the fee and expense information shown under “Fees and Expenses” in the Fund Summaries beginning on page 3 does not reflect any charges that may be imposed by TNTC, its affiliates, correspondent banks and other institutions on their customers. (For more information, please see “Account Policies and Other Information—Financial Intermediaries” on page 52.)

PURCHASING SHARES

You may purchase shares directly from the Trust or, if you maintain certain accounts, through Northern Trust and certain other institutions. If you have any questions or need assistance in opening an investment account or purchasing shares, call 800-595-9111.

OPENING AN ACCOUNT

[THROUGH AN AUTHORIZED INTERMEDIARY. The Trust may authorize certain institutions acting as financial intermediaries (including banks, trust companies, brokers and investment advisers) to accept purchase orders from their customers on behalf of the Funds. See “Account Policies and Other Information—Financial Intermediaries” on page 52 for additional information regarding purchases of Fund shares through authorized intermediaries.]

DIRECTLY FROM THE FUNDS. You may open a shareholder account and purchase shares directly from the Funds with a minimum initial investment per Fund of $2,500 ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Funds reserve the right to waive these minimums.

For your convenience, there are a number of ways to invest directly in the Funds:

BY MAIL

■	Read this Prospectus carefully.

■	Complete and sign the New Account Application.

■	Enclose a check payable to Northern Funds.

■

If you are investing on behalf of a corporation or other entity, your New Account Application must be accompanied by a Northern Funds Certification Form or other acceptable evidence of authority (if applicable).

■	Mail your check, Northern Funds Certification Form or other acceptable evidence of authority (if applicable) and completed New Account Application to:

Northern Funds

P.O. Box 75986

Chicago, Illinois 60675-5986

■	[Additional documentation may be required to fulfill the requirements of the “Customer Identification Program” described on page 51.]

■	For overnight delivery use the following address:

Northern Funds

801 South Canal Street

Chicago, Illinois 60607

■	For subsequent investments:

– Enclose your check with the investment slip portion of the confirmation of your previous investment; or

– Indicate on your check or a separate piece of paper your name, address and account number.

All checks must be payable in U.S. dollars and drawn on a bank located in the United States. Cash, travelers checks, money orders and third party checks are not acceptable.

BY WIRE OR AUTOMATED CLEARING HOUSE (“ACH”) TRANSFER

TO OPEN A NEW ACCOUNT:

■	For more information or instructions regarding the purchase of shares, call the Northern Funds Center at 800-595-9111.

■	Complete a New Account Application and send it to:

Northern Funds

P.O. Box 75986

Chicago, IL 60675-5986

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MULTI-MANAGER FUNDS

TO ADD TO AN EXISTING ACCOUNT:

■	Have your bank wire federal funds or effect an ACH transfer to:

The Northern Trust Company

Chicago, Illinois

ABA Routing No. 0710-00152

(Reference 10-Digit Fund account number)

(Reference Shareholder’s Name)

BY DIRECT DEPOSIT

TO PURCHASE ADDITIONAL SHARES:

■	Determine if your employer has direct deposit capabilities through the ACH.

■	Have your employer send payments to:

ABA Routing No. 0710-00152

(Reference 10-Digit Fund account number)

(Reference Shareholder’s Name)

■	The minimum periodic investment for direct deposit is $50.

BY AUTOMATIC INVESTMENT

TO OPEN A NEW ACCOUNT:

■	Complete a New Account Application, including the Automatic Investment section.

■	Send it to:

Northern Funds

P.O. Box 75986

Chicago, IL 60675-5986

■	The minimum initial investment is $250; $50 for monthly minimum additions.

TO ADD TO AN EXISTING ACCOUNT:

■	Call 800-595-9111 to obtain an Automatic Investment Plan Form.

■	The minimum for automatic investment additions is $50.

If you discontinue participation in the plan, the Funds reserve the right to redeem your account involuntarily, upon 30 days’ written notice, if the account’s NAV is $1,000 or less. Involuntary redemptions will not be made if the value of shares in an account falls below the minimum amount solely because of a decline in the Fund’s NAV.

BY DIRECTED REINVESTMENT

You may elect to have your income dividend and capital gain distributions automatically invested in another Fund account.

■	Complete the “Choose Your Dividend and Capital Gain Distributions” section on the New Account Application.

■	Reinvestments can only be directed to an existing Fund account (which must meet the minimum investment requirement).

BY EXCHANGE

You may open a new account or add to an existing account by exchanging shares of one Fund of the Trust for shares of any other Fund offered by the Trust. See “Selling Shares—By Exchange.”

BY INTERNET

You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to northernfunds.com or contact your Relationship Manager.

THROUGH NORTHERN TRUST AND OTHER INSTITUTIONS

If you have an account with Northern Trust, you may purchase shares through Northern Trust. You also may purchase shares through other financial institutions that have entered into agreements with the Trust. To determine whether you may purchase shares through your institution, contact your institution directly or call 800-595-9111. Northern Trust and other financial institutions may impose charges against your account which will reduce the net return on an investment in a Fund. These charges may include asset allocation fees, account maintenance fees, sweep fees, compensating balance requirements or other charges based upon account transactions, assets or income.

SELLING SHARES

[THROUGH AN AUTHORIZED INTERMEDIARY. If you purchase shares from an authorized intermediary, you may sell (redeem) shares by contacting your financial intermediary. See “Account Policies and Other Information—Financial Intermediaries” on page 52 for additional information regarding sales (redemptions) of Fund shares through authorized intermediaries.]

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REDEEMING AND EXCHANGING DIRECTLY FROM THE FUNDS. If you purchased shares directly or, if you purchased your shares through an account at Northern Trust or another financial institution and you appear on Fund records as the registered holder, you may redeem all or part of your shares using one of the methods described below.

BY MAIL

SEND A WRITTEN REQUEST TO:

Northern Funds

P.O. Box 75986

Chicago, Illinois 60675-5986

THE REDEMPTION REQUEST MUST INCLUDE:

■	The number of shares or the dollar amount to be redeemed;

■	The Fund account number;

■	The signatures of all account owners;

■	A signature guarantee also is required if:

– The proceeds are to be sent elsewhere than the address of record, or

– The redemption amount is greater than $50,000.

BY WIRE

If you authorize wire redemptions on your New Account Application, you can redeem shares and have the proceeds sent by federal wire transfer to a previously designated account.

■	You will be charged $15 for each wire redemption unless the designated account is maintained at Northern Trust or an affiliated bank.

■	Call the Transfer Agent at 800-595-9111 for instructions.

■	The minimum amount that may be redeemed by this method is $250.

BY SYSTEMATIC WITHDRAWAL

If you own shares of a Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other Funds of the Trust.

■	Call 800-595-9111 for an application form and additional information.

■	The minimum amount is $250 per withdrawal.

BY EXCHANGE

The Trust offers you the ability to exchange shares of one Fund in the Trust for shares of another Fund in the Trust.

■	When opening an account, complete the Exchange Privilege section of the New Account Application or, if your account is already opened, send a written request to:

Northern Funds

P.O. Box 75986

Chicago, IL 60675-5986

■	Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA).

■	Call 800-595-9111 for more information.

BY TELEPHONE

If you authorize the telephone privilege on your New Account Application, you may redeem shares by telephone.

■	If your account is already opened, send a written request to:

Northern Funds

P.O. Box 75986

Chicago, IL 60675-5986

■	The request must be signed by each owner of the account and must be accompanied by signature guarantees.

■	Call 800-595-9111 to use the telephone privilege.

■

During periods of unusual economic or market activity, telephone redemptions may be difficult to implement. In such event, shareholders should follow the procedures outlined above under “Selling Shares—By Mail” and outlined below under “Selling Shares—By Internet.”

BY INTERNET

You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to northernfunds.com or contact your Relationship Manager.

REDEEMING AND EXCHANGING THROUGH NORTHERN TRUST AND OTHER INSTITUTIONS

If you purchased your shares through an account at Northern Trust or through another financial institution, you may redeem or exchange your shares according to the instructions pertaining to that account.

NORTHERN FUNDS PROSPECTUS	45	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

■

Although the Trust imposes no charges when you redeem shares of a Fund (other than the 2.00% redemption fee charged for shares of the Multi-Manager Emerging Markets Equity, Global Real Estate, High Yield Opportunity Fund and International Equity Funds held for less than 30 days), when shares are purchased through an account at Northern Trust or through other financial institutions, a fee may be charged by those institutions for providing services in connection with your account.

■	Contact your account representative at Northern Trust or at another financial institution for more information about redemptions or exchanges.

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ACCOUNT POLICIES AND OTHER INFORMATION

CALCULATING SHARE PRICE. The Trust issues shares and redeems shares at NAV. The NAV for each Fund is calculated by dividing the value of the Fund’s net assets by the number of the Fund’s outstanding shares. The NAV is calculated on each Business Day as of 3:00 p.m. Central time for each Fund. Shares of the Multi-Manager High Yield Opportunity Fund may be priced on days when the New York Stock Exchange is closed if the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the bond markets remain open for all or part of the day. The NAV used in determining the price of your shares is the one calculated after your purchase, exchange or redemption order is received in good order as described on page 51.

Investments of the Funds for which market quotations are readily available are priced at their market value. If market quotations are not readily available, or if it is believed that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be otherwise determined in good faith under procedures established by the Trustees. Circumstances in which securities may be fair valued include periods when trading in a security is suspended, the exchange or market on which a security trades closes early, the trading volume in a security is limited, corporate actions and announcements take place, or regulatory news is released such as governmental approvals. Additionally, the Trust, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of market values normally used by a Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance and the Trust’s fair value procedures. This may occur particularly with respect to certain foreign securities held by a Fund, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the value of those securities as of the time the Fund’s NAV is calculated. Other events that can trigger fair valuing of foreign securities include, for example, significant fluctuations in general market indicators, governmental actions, or natural disasters. The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments. Short-term obligations, which are debt instruments with a maturity of 60 days or less, held by a Fund are valued at their amortized cost, which, according to the Investment Advisers, approximates market value.

A Fund may hold foreign securities that trade on weekends or other days when the Fund does not price its shares. Therefore, the value of such securities may change on days when shareholders will not be able to purchase or redeem shares.

TIMING OF PURCHASE REQUESTS. Purchase requests received in good order and accepted by the Transfer Agent or other authorized intermediary by 3:00 p.m. Central time on any Business Day will be executed the day they are received by either the Transfer Agent or other authorized intermediary, at that day’s closing share price for the applicable Fund(s), provided that one of the following occurs:

■	The Transfer Agent receives payment by 3:00 p.m. Central time on the same Business Day; or

■

The requests are placed by a financial or authorized intermediary that has entered into a servicing agreement with the Trust and payment in federal or other immediately available funds is received by the Transfer Agent by the close of the same Business Day or on the next Business Day, depending on the terms of the Trust’s agreement with the intermediary.

Purchase requests received in good order by the Transfer Agent or other authorized intermediary on a non-Business Day or after 3:00 p.m. Central time on a Business Day will be executed on the next Business Day, at that day’s closing share price for the applicable Fund(s), provided that payment is made as noted above.

MISCELLANEOUS PURCHASE INFORMATION.

■

You will be responsible for all losses and expenses of a Fund, and purchase orders may be cancelled, in the event of any failure to make payment according to the procedures outlined in this Prospectus. In addition, a $20 charge will be imposed if a check does not clear.

■	Exchanges into the Funds from another Fund in the Trust may be subject to any redemption fee imposed by the other Fund.

■

You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For additional details, please go to northernfunds.com or contact your Relationship Manager.

■	The Trust reserves the right to reject any purchase order. The Trust also reserves the right to change or discontinue any of its purchase procedures.

■	In certain circumstances, the Trust may advance the time by which purchase orders must be received. See “Early Closings” on page 51.

TIMING OF REDEMPTION AND EXCHANGE REQUESTS. Redemption and exchange requests received in good order by the Transfer Agent or other authorized intermediary on a Business Day by 3:00 p.m. Central time will be executed on the same day at that day’s closing share price for the applicable Fund(s) (less any applicable redemption fee).

NORTHERN FUNDS PROSPECTUS	47	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

Redemption and exchange requests received in good order by the Transfer Agent or other authorized intermediary on a non-Business Day or after 3:00 p.m. Central time on a Business Day will be executed the next Business Day, at that day’s closing share price for the applicable Fund(s) (less any applicable redemption fee).

PAYMENT OF REDEMPTION PROCEEDS. Redemption proceeds normally will be sent or credited on the Business Day following the Business Day on which such redemption request is received in good order by the deadline noted on page 51. However, if you have recently purchased shares with a check or through an electronic transaction, payment may be delayed as discussed below under “Miscellaneous Redemption Information.”

REDEMPTION FEES. The Multi-Manager Emerging Markets Equity, Global Real Estate, High Yield Opportunity and International Equity Funds charge a 2.00% redemption fee on the redemption of shares (including by exchange) held for 30 days or less. For the purpose of applying the fee, the Funds use a first-in, first-out (“FIFO”) method so that shares held longest are treated as being redeemed first and shares held shortest are treated as being redeemed last. The redemption fee is paid to the Fund from which the redemption is made, and is intended to offset the trading, market impact and other costs associated with short-term money movements in and out of the Fund. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, through a separate billing.

The Funds are authorized to waive the redemption fee for the following transactions:

■

Redemptions from omnibus accounts, fee-based programs and employer-sponsored defined contribution plans maintained by financial intermediaries that inform the Fund that they are unable to impose a redemption fee on their underlying customer accounts;

■

Redemptions where the shares were purchased through financial intermediaries that the Investment Advisers determine to have appropriate anti-short-term trading policies in place or as to which the Investment Advisers have received assurances that look-through redemption fee procedures or effective anti-short-term trading policies and procedures are in place;

■

Redemptions effected pursuant to asset allocation programs, wrap fee programs and other investment programs offered by financial institutions where investment decisions are made on a discretionary basis by investment professionals;

■	Redemptions pursuant to systematic withdrawal plans and automatic exchange plans;

■	Redemptions of shares acquired by reinvestment of dividends, distributions or other payments;

■	Redemptions due to the death or the post-purchase disability of the beneficial owner of the account;

■	Redemptions to satisfy minimum required distributions from retirement accounts;

■	Redemptions representing the return of excess contributions in retirement accounts; and

■	Redemptions initiated by the Fund.

In addition to the circumstances noted above, each Fund reserves the right to waive the redemption fee in its discretion where it believes such waiver is consistent with the best interests of the Fund, to the extent permitted by law. In addition, each Fund reserves the right to [add], modify or eliminate the redemption fee or waivers at any time and will give 60 days’ prior written notice of any material changes, unless otherwise provided by law.

Currently, the Funds are limited in their ability to assess or collect the redemption fee on all shares redeemed by financial intermediaries on behalf of their customers. For example, where a financial intermediary is not able to determine if the redemption fee applies and/or is not able to assess or collect the fee, or does not collect the fee at the time of a redemption, a Fund will not receive the redemption fee. If Fund shares are redeemed by a financial intermediary at the direction of its customers, the Funds may not know whether a redemption fee is applicable or the identity of the customer who should pay the redemption fee. Due to operational requirements, a financial intermediary’s method for tracking and calculating the redemption fee may differ in some respects from that used by the Funds. Northern [Trust] will ask financial intermediaries to assess redemption fees on shareholder accounts in appropriate cases and remit these fees to the applicable Fund. However, for the reasons set forth above, there can be no assurance that the financial intermediaries will properly assess redemption fees. Customers purchasing shares from financial intermediaries should contact these intermediaries or refer to their account agreements or plan documents for more information on how the redemption fee is applied to their shares.

MISCELLANEOUS REDEMPTION INFORMATION. All redemption proceeds will be sent by check unless the Transfer Agent is directed otherwise. Redemption proceeds also may be wired. Redemptions are subject to the following restrictions:

■	The Trust may require any information from the shareholder reasonably necessary to ensure that a redemption request has been duly authorized.

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■	Redemption requests made to the Transfer Agent by mail must be signed by a person authorized by acceptable documentation on file with the Transfer Agent.

■

The Trust reserves the right, on 30 days’ written notice, to redeem the shares held in any account if, at the time of redemption, the NAV of the remaining shares in the account falls below $1,000. Involuntary redemptions will not be made if the value of shares in an account falls below the minimum solely because of a decline in a Fund’s NAV.

■

If you are redeeming recently purchased shares by check or electronic transaction, your redemption request may not be paid until your check or electronic transaction has cleared. This may delay your payment for up to 10 days.

■

The Trust and the Transfer Agent reserve the right to redeem shares held by any shareholder who provides incorrect or incomplete account information or when such involuntary redemptions are necessary to avoid adverse consequences to the Trust and its shareholders or the Transfer Agent.

■

You may initiate transactions between Northern Trust banking and the Trust’s accounts by using Northern Trust Private Passport. For additional details, please go to northernfunds.com or contact your Relationship Manager.

■	The Trust reserves the right to change or discontinue any of its redemption procedures.

■

The Trust reserves the right to defer crediting, sending or wiring redemption proceeds for up to 7 days (or such longer period permitted by the SEC) after receiving the redemption order if, in its judgment, an earlier payment could adversely affect a Fund.

■

The Trust does not permit redemption proceeds to be sent by outgoing International ACH Transaction (“IAT”). An IAT is a payment transaction involving a financial institution’s office located outside U.S. territorial jurisdiction.

■	In certain circumstances, the Trust may advance the time by which redemption and exchange orders must be received. See “Early Closings” on page 51.

EXCHANGE PRIVILEGES. You may exchange shares of one Fund in the Trust for shares of another Fund in the Trust only if the registration of both accounts is identical. Both accounts must have the same owner’s name and title, if applicable. An exchange is a redemption of shares of one Fund and the purchase of shares of another Fund in the Trust. If the shares redeemed are held in a taxable account, an exchange is considered a taxable event and may result in a gain or loss. The Trust reserves the right to waive or modify minimum investment requirements in connection with exchanges.

The Trust reserves the right to change or discontinue the exchange privilege at any time upon 60 days’ written notice to shareholders and to reject any exchange request. Exchanges are only available in states where an exchange can legally be made. Before making an exchange, you should read the Prospectus for the shares you are acquiring.

POLICIES AND PROCEDURES ON EXCESSIVE TRADING PRACTICES. In accordance with the policy adopted by the Board of Trustees, the Trust discourages market timing and other excessive trading practices. Purchases and exchanges should be made with a view to longer-term investment purposes only. Excessive, short-term (market timing) trading practices may disrupt fund management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund shares held by long-term shareholders. The Multi-Manager Emerging Markets Equity and International Equity Funds, which invest primarily in foreign securities, and the Multi-Manager Global Real Estate Fund, which invests in foreign securities to a lesser extent, may be susceptible to the risk of excessive, short-term trading due to the potential for time zone arbitrage. These risks may be enhanced with respect to the Multi-Manager Emerging Markets Equity and International Equity Funds due to their investments in issuers located in emerging markets, and with respect to the Multi-Manager Emerging Markets Equity Fund, due to its investments in issuers located in frontier markets. Securities of emerging and frontier market issuers tend to be less liquid than issuers located in developed markets, and funds that invest principally in issuers located in emerging and/or frontier markets may therefore be subject to an increased risk of arbitrage. The Trust and Northern Trust reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Northern Trust will not be liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust and its shareholders (or Northern Trust), the Trust (or Northern Trust) will exercise this right if, in the Trust’s (or Northern Trust’s) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Northern Trust), has been or may be disruptive to a Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together to the extent they can be identified. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Trust or its shareholders or would subordinate the interests of the Trust or its shareholders to those of Northern Trust or any affiliated person or associated person of Northern Trust.

To deter excessive shareholder trading, a shareholder is restricted to no more than two “round trips” in a Fund during a calendar quarter. A “round trip” is a redemption or exchange out of a Fund followed by a purchase or exchange into the same Fund. The Trust is authorized to permit more than two “round

NORTHERN FUNDS PROSPECTUS	49	MULTI-MANAGER FUNDS

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trips” in a Fund during a calendar quarter if the Trust determines in its reasonable judgment that the Trust’s excessive trading policies would not be violated. Examples of such transactions include, but are not limited to, trades involving:

■	asset allocation programs, wrap fee programs and other investment programs offered by financial institutions where investment decisions are made on a discretionary basis by investment professionals;

■	systematic withdrawal plans and automatic exchange plans;

■	reinvestment of dividends, distributions or other payments;

■	a death or post-purchase disability of the beneficial owner of the account;

■	minimum required distributions from retirement accounts;

■	the return of excess contributions in retirement accounts; and

■	redemptions initiated by a Fund.

In addition, the Multi-Manager Emerging Markets Equity, Global Real Estate, High Yield Opportunity and International Equity Funds impose a redemption fee on redemptions made within 30 calendar days of purchase subject to certain exceptions. For further information, please see “Redemption Fees” on page 48. As described below and in “Redemption Fees” it should be noted that the Trust’s ability to monitor and limit the trading activity of shareholders investing in a Fund through an omnibus account of a financial intermediary may be significantly limited or absent where the intermediary maintains the underlying shareholder accounts.

Pursuant to the policy adopted by the Board of Trustees, the Trust has developed criteria that it uses to identify trading activity that may be excessive. The Trust reviews on a regular and periodic basis available information relating to the trading activity in the Funds in order to assess the likelihood that a Fund may be the target of excessive trading. As part of its excessive trading surveillance process, the Trust, on a periodic basis, examines transactions that exceed certain monetary thresholds or numerical limits within a period of time. If, in its judgment, the Trust detects excessive, short-term trading, whether or not the shareholder has made two round trips in a calendar quarter, the Trust may reject or restrict a purchase or exchange request and may further seek to close an investor’s account with a Fund. The Trust may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. The Trust will apply the criteria in a manner that, in the Trust’s judgment, will be uniform.

Fund shares may be held through omnibus arrangements maintained by intermediaries such as broker-dealers, investment advisers, transfer agents, administrators and insurance companies. In addition, Fund shares may be held in omnibus 401(k) plans, retirement plans and other group accounts. Omnibus accounts include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where the purchases and redemptions of Fund shares by the investors are netted against one another. The identities of individual investors whose purchase and redemption orders are aggregated are not known by the Funds. While Northern Trust may monitor share turnover at the omnibus account level, a Fund’s ability to monitor and detect market timing by shareholders or apply any applicable redemption fee in these omnibus accounts is limited. The netting effect makes it more difficult to identify, locate and eliminate market timing activities. In addition, those investors who engage in market timing and other excessive trading activities may employ a variety of techniques to avoid detection. There can be no assurance that the Funds and Northern Trust will be able to identify all those who trade excessively or employ a market timing strategy, and curtail their trading in every instance.

If necessary, the Trust may prohibit additional purchases of Fund shares by a financial intermediary or by certain of the intermediary’s customers. Financial intermediaries may also monitor their customers’ trading activities in the Trust. Certain financial intermediaries may monitor their customers for excessive trading according to their own excessive trading policies. The Trust may rely on these financial intermediaries’ excessive trading policies in lieu of applying the Trust’s policies. The financial intermediaries’ excessive trading policies may differ from the Trust’s policies and there is no assurance that the procedures used by financial intermediaries will be able to curtail excessive trading activity in the Trust.

IN-KIND PURCHASES AND REDEMPTIONS. The Trust reserves the right to accept payment for shares in the form of securities that are permissible investments for a Fund. The Trust also reserves the right to pay redemptions by a distribution “in-kind” of securities (instead of cash) from a Fund. See the SAI for further information about the terms of these purchases and redemptions.

TELEPHONE TRANSACTIONS. All calls may be recorded or monitored. The Transfer Agent has adopted procedures in an effort to establish reasonable safeguards against fraudulent telephone transactions. If reasonable measures are taken to verify that telephone instructions are genuine, the Trust and its service providers will not be responsible for any loss resulting from fraudulent or unauthorized instructions received over the telephone. In these circumstances, shareholders will bear the risk of loss. During periods of unusual market activity, you may have trouble placing a request by telephone. In this event, consider sending your request in writing or follow the

MULTI-MANAGER FUNDS	50	NORTHERN FUNDS PROSPECTUS

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procedures found on pages 44 or 82 for initiating transactions by the Internet.

The proceeds of redemption orders received by telephone will be sent by check, wire or transfer according to proper instructions. All checks will be made payable to the shareholder of record and mailed only to the shareholder’s address of record.

The Trust reserves the right to refuse a telephone redemption.

MAKING CHANGES TO YOUR ACCOUNT INFORMATION. [You may make changes to wiring instructions only in writing. You may make changes to an address of record or certain other account information in writing or by telephone. Written instructions must be accompanied by a signature guarantee from an institution participating in the Stock Transfer Agency Medallion Program (“STAMP”), or other acceptable evidence of authority (if applicable).] Additional requirements may be imposed. In accordance with SEC regulations, the Trust and Transfer Agent may charge a shareholder reasonable costs in locating a shareholder’s current address.

SIGNATURE GUARANTEES. If a signature guarantee is required, it must be from an institution participating in STAMP, or other acceptable evidence of authority (if applicable) must be provided. Additional requirements may be imposed by the Trust. In addition to the situations described in this Prospectus, the Trust may require signature guarantees in other circumstances based on the amount of a redemption request or other factors.

BUSINESS DAY. A “Business Day” is each Monday through Friday when the New York Stock Exchange (the “Exchange”) is open for business. For any given calendar year, the Funds will be closed on the following holidays or as observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

GOOD ORDER. A purchase, redemption or exchange request is considered to be “in good order” when all necessary information is provided and all required documents are properly completed, signed and delivered, including a completed Northern Funds Certification Form or other acceptable evidence of authority (if applicable). Requests must include the following:

■	The account number (if issued) and Fund name;

■	The amount of the transaction, in dollar amount or number of shares;

■	For redemptions and exchanges (other than online, telephone or wire redemptions), the signature of all account owners exactly as they are registered on the account;

■	Required signature guarantees, if applicable;

■

Other supporting legal documents and certified resolutions that might be required in the case of estates, corporations, trusts and other entities or forms of ownership. Call 800-595-9111 for more information about documentation that may be required of these entities.

Additionally, a purchase order initiating the opening of an account will not be considered to be “in good order” unless the investor has provided all information required by the Trust’s “Customer Identification Program” described below.

CUSTOMER IDENTIFICATION PROGRAM. Federal law requires the Trust to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Trust. Applications without this information, or without an indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or the Trust’s customer identification program, the Trust reserves the right to: (a) place limits on account transactions until the investor’s identity is verified; (b) refuse an investment in the Trust; or (c) involuntarily redeem an investor’s shares and close an account in the event that an investor’s identity is not verified. The Trust and its agents will not be responsible for any loss in an investor’s account resulting from an investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity is not verified.

EARLY CLOSINGS. The Funds reserve the right to advance the time for accepting purchase, redemption or exchange orders for same Business Day credit when the Exchange closes early, trading on the Exchange is restricted, an emergency arises or as otherwise permitted by the SEC. The Multi-Manager High Yield Opportunity Fund reserves the right to advance the time for accepting purchase, redemption or exchange orders for same Business Day credit when the bond markets close early. In addition, on any Business Day when SIFMA recommends that the bonds markets close early, the Multi-Manager High Yield Opportunity Fund reserves the right to close at or prior to the SIFMA recommended closing time. If the Fund does so, it will cease granting same Business Day credit for purchase and redemption orders received at the Fund’s closing time and credit will be give on the next Business Day. In addition, the Board of Trustees of the Funds may, for any Business Day, decide to change the time as of which a Fund’s NAV is calculated in response to new developments such as altered trading hours, or as otherwise permitted by the SEC.

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EMERGENCY OR UNUSUAL EVENTS. In the event the Exchange does not open for business because of an emergency or unusual event, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Fund is open for business during an emergency situation or unusual event, please call 800-595-9111 or visit northernfunds.com.

FINANCIAL INTERMEDIARIES. The Trust may authorize certain institutions acting as financial intermediaries (including banks, trust companies, brokers and investment advisers) to accept purchase, redemption and exchange orders from their customers on behalf of the Funds. These authorized intermediaries also may designate other intermediaries to accept such orders, if approved by the Trust. A Fund will be deemed to have received an order when the order is accepted by the authorized intermediary, and the order will be priced at the Fund’s per share NAV next determined, provided that the authorized intermediary forwards the order (and payment for any purchase order) to the Transfer Agent on behalf of the Trust within agreed-upon time periods. If the order (or payment for any purchase order) is not received by the Transfer Agent within such time periods, the authorized intermediary may be liable for fees and losses and the transaction may be cancelled.

The Trust may enter into agreements with certain financial intermediaries, including affiliates of Northern Trust, that perform support and/or distribution services for their customers who own Fund shares (“Service Organizations”). These support services may include:

■	assisting investors in processing purchase, exchange and redemption requests;

■	processing dividend and distribution payments from the Funds;

■	providing information to customers showing their positions in the Funds; and

■	providing subaccounting with respect to Fund shares beneficially owned by customers or the information necessary for subaccounting.

In addition, Service Organizations may provide distribution services, such as the forwarding of sales literature and advertising to their customers, in connection with the distribution of Fund shares.

For their services, Service Organizations may receive fees from a Fund at annual rates of up to 0.25% of the average daily NAV of the shares covered by their agreements. Because these fees are paid out of the Funds’ assets on an on-going basis, they will increase the cost of your investment in the Funds.

Northern Trust also may provide compensation to certain dealers and other financial intermediaries, including affiliates of Northern Trust, for marketing and distribution in connection with the Trust. Northern Trust may also sponsor informational meetings, seminars and other similar programs designed to market the Trust. The amount of such compensation and payments may be made on a one-time and/or periodic basis, and may represent all or a portion of the annual fees earned by the Investment Advisers (after adjustments). The additional compensation and payments will be paid by Northern Trust or its affiliates and will not represent an additional expense to the Trust or its shareholders. Such payments may provide incentives for financial intermediaries to make shares of the Funds available to their customers, and may allow the Funds greater access to such parties and their customers than would be the case if no payments were paid.

Investors purchasing shares of a Fund through a financial intermediary should read their account agreements with the financial intermediary carefully. A financial intermediary’s requirements may differ from those listed in this Prospectus. A financial intermediary also may impose account charges, such as asset allocation fees, account maintenance fees and other charges that will reduce the net return on an investment in a Fund. If an investor has agreed with a particular financial intermediary to maintain a minimum balance and the balance falls below this minimum, the investor may be required to redeem all or a portion of the investor’s investment in a Fund.

Conflict of interest restrictions may apply to the receipt of compensation by a Service Organization or other financial intermediary in connection with the investment of fiduciary funds in Fund shares. Institutions, including banks regulated by the Comptroller of the Currency, Federal Reserve Board and state banking commissions, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal counsel.

State securities laws regarding the registration of dealers may differ from federal law. As a result, Service Organizations and other financial intermediaries investing in the Funds on behalf of their customers may be required to register as dealers.

Agreements that contemplate the provision of distribution services by Service Organizations and other financial intermediaries are governed by a Distribution and Service Plan (the “Plan”) that has been adopted by the Trust pursuant to Rule 12b-1 under the 1940 Act. Payments to Service Organizations and other financial intermediaries, including Northern Trust, under the Plan are not tied directly to their own out-of-pocket expenses and therefore may be used as they elect (for example, to defray their overhead expenses), and may exceed their direct and indirect costs. As of this date, the Plan

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has not been implemented with respect to the Funds. The Plan may be implemented at any time without further Board of Trustees approval. During the last fiscal year, the Funds did not pay any 12b-1 fees. The Funds do not expect to pay any 12b-1 fees during the current fiscal year. The maximum distribution fee is 0.25% of each Fund’s average net assets under the Plan.

PORTFOLIO HOLDINGS. The Funds, or their duly authorized service providers, may publicly disclose holdings of all Funds in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC.

A complete schedule of each Fund’s holdings, current as of calendar quarter-end, will be available on the Funds’ Web site at northernfunds.com no earlier than ten (10) calendar days after the end of the respective period. The Funds will also publish their top ten holdings on their Web site, current as of month end, no earlier than ten (10) calendar days after the end of the month. This information will remain available on the Web site at least until the Funds file with the SEC their semiannual/annual shareholder report or quarterly portfolio holdings report that includes such period. The Funds may terminate or modify this policy at any time without further notice to shareholders.

A further description of the Trust’s Policy on Disclosure of Portfolio Holdings is available in the SAI.

SHAREHOLDER COMMUNICATIONS. Shareholders of record will be provided each year with a semiannual report showing portfolio investments and other information as of September 30 and with an annual report containing audited financial statements as of March 31. If you have consented to the delivery of a single copy of shareholder reports, prospectuses, proxy statements or information statements to all shareholders who share the same mailing address with your account, you may revoke your consent at any time by contacting the Northern Funds Center by telephone at 800-595-9111 or by mail at Northern Funds, P.O. Box 75986, Chicago, IL 60675-5986. You also may send an e-mail to northern-funds@ntrs.com. The Funds will begin sending individual copies to you within 30 days after receipt of your revocation.

The Trust may reproduce this Prospectus in electronic format that may be available on the Internet. If you have received this Prospectus in electronic format you, or your representative, may contact the Transfer Agent for a free paper copy of this Prospectus by writing to the Northern Funds Center at P.O. Box 75986, Chicago, IL 60675-5986, calling 800-595-9111 or by sending an e-mail to: northern-funds@ntrs.com.

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DIVIDENDS AND DISTRIBUTIONS

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS OF EACH FUND ARE AUTOMATICALLY REINVESTED IN ADDITIONAL SHARES OF THE SAME FUND WITHOUT ANY SALES CHARGE.

You may, however, elect to have dividends or capital gain distributions (or both) paid in cash or reinvested in shares of another Fund in the Trust at its NAV per share. If you would like to receive dividends or distributions in cash or have them reinvested in another Fund in the Trust, you must notify the Transfer Agent in writing. This election will become effective for distributions paid two days after its receipt by the Transfer Agent. Dividends and distributions only may be reinvested in a Fund in the Trust in which you maintain an account.

Dividend and capital gain distributions that are returned to a Fund as undeliverable will be reinvested into your account upon return receipt at the Fund’s then current NAV. Also, future distributions will be reinvested until the Fund receives valid delivery instructions.

The following table summarizes the general distribution policies for each of the Funds. A Fund may, in some years, pay additional dividends or make additional distributions to the extent necessary for the Fund to avoid incurring unnecessary tax liabilities or for other reasons.

Fund	Dividends, if any, Declared and Paid	Capital Gains, if any, Declared and Paid
MULTI-MANAGER EMERGING MARKETS EQUITY	Annually	Annually
MULTI-MANAGER GLOBAL REAL ESTATE	Quarterly	Annually
MULTI-MANAGER HIGH YIELD OPPORTUNITY	Monthly	Annually
MULTI-MANAGER INTERNATIONAL EQUITY	Annually	Annually
MULTI-MANAGER LARGE CAP	Quarterly	Annually
MULTI-MANAGER MID CAP	Annually	Annually
MULTI-MANAGER SMALL CAP	Annually	Annually

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TAX CONSIDERATIONS

The following is a summary of certain tax considerations that may be relevant to an investor in a Fund. The discussions of the federal tax consequences in this Prospectus and the Statement of Additional Information are based on the Internal Revenue Code of 1986, as amended (the “Code”) and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of this Prospectus. Future legislative or administrative changes or court decisions may significantly alter the statements included herein, and any such changes or decisions may be retroactive. Except where otherwise indicated, the discussion relates to shareholders who are individual United States citizens or residents and is based on current tax law. You should consult your tax advisor for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

DISTRIBUTIONS. Each Fund intends to qualify as a regulated investment company for federal tax purposes, and to distribute to shareholders substantially all of its net investment income and net capital gain each year. Except as otherwise noted below, you will generally be subject to federal income tax on a Fund’s distributions to you, regardless of whether they are paid in cash or reinvested in Fund shares. For federal income tax purposes, Fund distributions attributable to short-term capital gains and net investment income are taxable to you as ordinary income. Distributions attributable to net capital gain (the excess of net long-term capital gains over net short-term capital losses) of a Fund generally are taxable to you as long-term capital gains. This is true no matter how long you own your Fund shares. The maximum long-term capital gain rate applicable to individuals, estates and trusts is currently 15%. However, currently a sunset provision provides that the 15% long-term capital gain rate will increase to 20% for taxable years beginning after December 31, 2010. Every year, the Trust will send you information detailing the amount of ordinary income and capital gains distributed to your account for the previous year.

Distributions of “qualifying dividends” will also generally be taxable to you at long-term capital gain rates, as long as certain requirements are met. In general, if 95% or more of the gross income of a Fund (other than net capital gain) consists of dividends received from domestic corporations or “qualified” foreign corporations (“qualifying dividends”) and when certain other requirements are met, then all distributions paid by the Fund to individual shareholders will be treated as qualifying dividends. But if less than 95% of the gross income of a Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by the Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by the Fund. For the lower rates to apply, you must have owned your Fund shares for at least 61 days during the 121-day period beginning on the date that is 60 days before the Fund’s ex-dividend date (and the Fund will need to have met a similar holding period requirement with respect to the shares of the corporation paying the qualifying dividend). The amount of a Fund’s distributions that qualify for this favorable treatment may be reduced as a result of a high portfolio turnover rate or by investments in debt securities or “non-qualified” foreign corporations. This lower rate for “qualifying dividends” is also currently scheduled to expire after 2010. For taxable years beginning after December 31, 2010, “qualifying dividends” will be taxed at ordinary income rates.

To the extent that a Fund invests a portion of its assets in entities that qualify as REITs for U.S. federal income tax purposes or foreign corporations that are not “qualified” foreign corporations, distributions attributable to the dividends from those entities will generally not constitute “qualifying dividends” for purposes of the 15% rate. Accordingly, investors in the Fund should anticipate that all or a portion of the dividends they receive may be taxable at the higher rates generally applicable to ordinary income.

The Multi-Manager High Yield Opportunity Fund will generally invest in debt instruments and not in shares of stock on which dividend income will be received. As a result, the Fund does not expect to pay dividends that are eligible for the reduced individual income tax rate currently applicable to qualified dividend income.

A portion of distributions paid by a Fund to shareholders who are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations. The amount of the dividends qualifying for this deduction may, however, be reduced by a high portfolio turnover rate or by investments in debt securities or foreign corporations. It is expected that distributions paid by the Multi-Manager Emerging Markets Equity, Global Real Estate, High Yield Opportunity and International Equity Funds will generally not qualify for this deduction.

Distributions from each Fund will generally be taxable to you in the year in which they are paid, with one exception. Dividends and distributions declared by a Fund in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.

You should note that if you buy shares of a Fund shortly before it makes a distribution, the distribution will be fully taxable to you even though, as an economic matter, it simply represents a return of a portion of your investment. This adverse tax result is known as “buying into a dividend.”

FOREIGN TAXES. The Funds may be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. It is expected that the Multi-

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Manager Emerging Markets Equity, Global Real Estate, [High Yield Opportunity] and International Equity Funds will be eligible to make an election to treat a proportionate amount of those taxes as constituting a distribution to each shareholder, which would allow you either (1) to credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (2) to take that amount as an itemized deduction. The Multi-Manager Large Cap, Multi-Manager Mid Cap and Multi-Manager Small Cap Funds will not be eligible to make this election but these Funds, and, if they choose not to make the election, the Multi- Manager Emerging Markets Equity, Global Real Estate, [High Yield Opportunity] and International Equity Funds, will be entitled to deduct such taxes in computing the amounts they are required to distribute.

SALES AND EXCHANGES. The sale, exchange, or redemption of Fund shares is a taxable event on which a gain or loss may be recognized. For federal income tax purposes, an exchange of shares of one Fund for shares of another Fund is considered the same as a sale. The amount of gain or loss is based on the difference between your tax basis in the Fund shares and the amount you receive for them upon disposition. Generally, you will recognize long-term capital gain or loss if you have held your Fund shares for over twelve months at the time you dispose of them. Gains and losses on shares held for twelve months or less will generally constitute short-term capital gains, except that a loss on shares held six months or less will be recharacterized as a long-term capital loss to the extent of any capital gains distributions that you have received on the shares. A loss realized on a sale or exchange of Fund shares may be disallowed under the so-called “wash sale” rules to the extent the shares disposed of are replaced with other shares of that same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

IRAS AND OTHER TAX-QUALIFIED PLANS. The one major exception to the preceding tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA or other tax-qualified plan will not be currently taxable unless shares are acquired with borrowed funds.

BACKUP WITHHOLDING. The Trust will be required in certain cases to withhold and remit to the U.S. Treasury 28% of the dividends and gross sales proceeds paid to any shareholder (i) who had provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of taxable interest or dividend income properly, or (iii) who has failed to certify to the Trust, when required to do so, that he or she is not subject to backup withholding or that he or she is an “exempt recipient.”

U.S. TAX TREATMENT OF FOREIGN SHAREHOLDERS. Nonresident aliens, foreign corporations and other foreign investors in the Funds will generally be exempt from U.S. federal income tax on Fund distributions attributable to net capital gains. The exemption may not apply, however, if the investment in a Fund is connected to a trade or business of the foreign investor in the United States or if the foreign investor is present in the United States for 183 days or more in a year and certain other conditions are met.

Fund distributions attributable to other categories of Fund income, such as dividends from companies whose securities are held by a Fund, will generally be subject to a 30% withholding tax when paid to foreign shareholders. The withholding tax may, however, be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and a shareholder’s country of residence or incorporation, provided that the shareholder furnishes the Fund with a properly completed Form W-8BEN to establish entitlement for these treaty benefits.

A foreign investor will generally not be subject to U.S. tax on gains realized on sales or exchanges of Fund shares unless the investment in the Fund is connected to a trade or business of the investor in the United States or if the investor is present in the United States for 183 days or more in a year and certain other conditions are met.

All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in a Fund.

STATE AND LOCAL TAXES. You may also be subject to state and local taxes on income and gain attributable to your ownership of Fund shares. State income taxes may not apply, however, to the portions of a Fund’s distributions, if any, that are attributable to interest earned by the Fund on U.S. government securities. You should consult your tax advisor regarding the tax status of distributions in your state and locality.

CONSULT YOUR TAX PROFESSIONAL. Your investment in the Funds could have additional tax consequences. You should consult your tax professional for information regarding all tax consequences applicable to your investments in a Fund. More tax information relating to the Funds is also provided in the SAI. This short summary is not intended as a substitute for careful tax planning.

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SECURITIES, TECHNIQUES AND RISKS

ADDITIONAL INFORMATION ON INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

All investments carry some degree of risk that will affect the value of a Fund’s investments, its investment performance and the price of its shares. As a result, loss of money is a risk of investing in each Fund.

This section takes a closer look at some of the Funds’ principal investment strategies and related risks.

INVESTMENT OBJECTIVES. A Fund’s investment objective may be changed by the Trust’s Board of Trustees without shareholder approval. Shareholders will, however, be notified of any changes. Any such change may result in a Fund having an investment objective different from the objective that the shareholder considered appropriate at the time of investment in the Fund.

ASSET-BACKED SECURITIES. Asset-backed securities are sponsored by entities such as government agencies, banks, financial companies and commercial or industrial companies. Asset-backed securities represent participations in, or are secured by and payable from, pools of assets such as mortgages, automobile loans, credit card receivables and other financial assets. In effect, these securities “pass through” the monthly payments that individual borrowers make on their mortgages or other assets net of any fees paid to the issuers. Examples of these include guaranteed mortgage pass-through certificates, collateralized mortgage obligations (“CMOs”) and real estate mortgage investment conduits (“REMICs”). Examples of asset-backed securities also include collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. A CBO is a trust typically collateralized by a pool that is backed by a diversified pool of high risk, below-investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans that may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and other subordinate corporate loans, including loans that may be rated below-investment grade or equivalent unrated loans.

INVESTMENT STRATEGY. The Multi-Manager High Yield Opportunity Fund may purchase securities that are secured or backed by mortgages issued by U.S. government agencies, instrumentalities or sponsored enterprises or guaranteed by the U.S. government as well as other types of asset-backed securities. The Multi-Manager High Yield Opportunity Fund may also invest to a moderate extent in CDOs. Such securities are subject to the same quality requirements as the other types of fixed-income securities that are held by the Fund.

SPECIAL RISKS. In addition to credit and market risk, asset-backed securities may involve prepayment risk because the underlying assets (loans) may be prepaid at any time. Prepayment (or call) risk is the risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a mortgage-backed security) earlier than expected. This may happen during a period of declining interest rates. Under these circumstances, a Fund may be unable to recoup all of its initial investment and will suffer from having to reinvest in lower yielding securities. The loss of higher yielding securities and the reinvestment at lower interest rates can reduce the Fund’s income, total return and share price.

The value of these securities also may change because of actual or perceived changes in the creditworthiness of the originator, the service agent, the financial institution providing the credit support or the counterparty. Like other fixed-income securities, when interest rates rise, the value of an asset-backed security generally will decline. Credit supports generally apply only to a fraction of a security’s value. However, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities. In addition, non-mortgage asset-backed securities involve certain risks not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables generally are unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws. Automobile receivables are subject to the risk that the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing the receivables. If the issuer of the security has no security interest in the related collateral, there is the risk that a Fund could lose money if the issuer defaults. CBOs and CLOs are generally offered in tranches that vary in risk and yield. Both CBOs and CLOs can experience substantial losses due to actual defaults of the underlying collateral, increased sensitivity to defaults due to collateral default and disappearance of junior tranches that protect the more senior tranches, market anticipation of defaults and aversion to CBO or CLO securities as a class. As a result of the economic recession that commenced in the United States in 2008, there is a heightened risk that the receivables and loans underlying the asset-backed securities purchased by the Funds may suffer greater levels of default than were historically experienced.

In addition to prepayment risk, investments in mortgage-backed securities comprised of subprime mortgages and investments in other asset-backed securities of underperforming assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Recently, delinquencies, defaults and losses on residential mortgage loans

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have increased substantially and may continue to increase, which may affect the performance of the mortgage-backed securities in which the Funds invest. The recent and unprecedented disruption in the residential mortgage-backed securities market (and in particular, the “subprime” residential mortgage market), the broader mortgage-backed securities market and the asset-backed securities market have resulted in downward price pressures and increasing foreclosures and defaults in residential and commercial real estate. Concerns over inflation, energy costs, geopolitical issues, the availability and cost of credit, the mortgage market and a declining real estate market have contributed to increased volatility and diminished expectations for the economy and markets going forward, and have contributed to dramatic declines in the housing market, with falling home prices and increasing foreclosures and unemployment, and significant asset write-downs by financial institutions. These conditions have prompted a number of financial institutions to seek additional capital, to merge with other institutions and, in some cases, to fail. The continuation or worsening of this general economic downturn may lead to further declines in income from, or the value of, real estate, including the real estate which secures the mortgage-backed securities held by certain of the Funds. Additionally, a lack of credit availability, higher mortgage rates and decreases in the value of real property have occurred and may continue to occur or worsen, and potentially prevent borrowers from refinancing their mortgages, which may increase the likelihood of default on their mortgage loans. These economic conditions also may adversely affect the amount of proceeds the holder of a mortgage loan or mortgage-backed securities (including the mortgage-backed securities in which certain of the Funds may invest) would realize in the event of a foreclosure or other exercise of remedies. Moreover, even if such mortgage-backed securities are performing as anticipated, the value of such securities in the secondary market may nevertheless fall or continue to fall as a result of deterioration in general market conditions for such mortgage- backed securities or other asset-backed or structured products. Trading activity associated with market indices also may drive spreads on those indices wider than spreads on mortgage-backed securities, thereby resulting in a decrease in value of such mortgage-backed securities, including the mortgage-backed securities owned by the Funds.

CONVERTIBLE SECURITIES. A convertible security is a bond or preferred stock that may be converted (exchanged) into the common stock of the issuing company within a specified time period for a specified number of shares. Convertible securities offer a way to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock.

INVESTMENT STRATEGY. The Multi-Manager High Yield Opportunity Fund may acquire convertible securities as part of its principal investment strategy. Each of the other Funds also may acquire convertible securities. The Multi-Manager High Yield Opportunity Fund may invest without limitation in convertible securities that are rated non-investment grade. Each of the other Funds may invest up to 15% of its total assets in convertible securities that are rated non-investment grade at the time of purchase, although generally convertible securities will be rated investment grade at the time of purchase, when the Sub-Advisers determine that such securities are desirable in light of the Funds’ investment objectives.

SPECIAL RISKS. The price of a convertible security normally will vary in some proportion to changes in the price of the underlying common stock because of either a conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. Additionally, a convertible security normally also will provide income and therefore is subject to interest rate risk. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed-income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases. Also, a Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Fund’s return and its ability to achieve its investment objective.

EQUITY SECURITIES. “Equity securities” include common stocks, preferred stocks, investment companies including exchange-traded funds (“ETFs”), interests in real estate investment trusts (“REITs”), convertible securities, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants, stock purchase rights and synthetic and derivative instruments that have economic characteristics similar to equity securities.

INVESTMENT STRATEGY. Each of the Funds, except the Multi-Manager High Yield Opportunity Fund, invests primarily in equity securities.

SPECIAL RISKS. Investing in equity securities involves market risk. Market risk is the risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Securities markets may experience great short-term volatility and may fall sharply at times. Different markets may behave differently from each other and a foreign market may move in the opposite direction from the U.S. market. Stock prices have historically risen and fallen in periodic cycles. In general, the values of equity investments fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Price changes may be

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temporary or last for extended periods. Accordingly, the values of the equity investments that a Fund holds may decline over short or extended periods. This volatility means that the value of your investment in the Funds may increase or decrease. You could lose money over short periods due to fluctuation in a Fund’s NAV in response to market movements, and over longer periods during market downturns.

Over the past several years, stock markets have experienced substantial price volatility. Growth stocks are generally more sensitive to market movements than other types of stocks and their stock prices may therefore be more volatile and present a higher degree of risk of loss. Value stocks, on the other hand, may fall out of favor with investors and underperform growth stocks during any given period.

FOREIGN INVESTMENTS. Foreign securities include direct investments in non-U.S. dollar-denominated securities traded primarily outside of the United States and dollar-denominated securities of foreign issuers. Foreign securities also include indirect investments such as American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). ADRs are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are receipts that are traded in the U.S., and entitle the holder to all dividend and capital gain distributions that are paid out on the underlying foreign shares. EDRs and GDRs are receipts that often trade on foreign exchanges. They represent ownership in an underlying foreign or U.S. security and generally are denominated in a foreign currency. Foreign government obligations may include debt obligations of supranational entities, including international organizations (such as the European Coal and Steel Community and The International Bank for Reconstruction and Development, also known as the World Bank) and international banking institutions and related government agencies.

INVESTMENT STRATEGY. The Multi-Manager Emerging Markets Equity, Global Real Estate and International Equity Funds intend to invest a substantial portion of their total assets in foreign securities. Although they invest primarily in the securities of U.S. issuers, the Multi-Manager Large Cap, Mid Cap and Small Cap Funds are permitted to invest up to 25% of their total assets in foreign securities including ADRs, EDRs and GDRs. The Multi-Manager High Yield Opportunity Fund may invest up to 25% of its total assets in foreign fixed-income securities, including those of issuers located in emerging market counties. The Multi-Manager High Yield Opportunity, Large Cap, Mid Cap and Small Cap Funds also may invest in foreign time deposits and other short-term instruments.

The Multi-Manager Emerging Markets Equity Fund intends to invest a substantial portion of its total assets in foreign countries that are considered emerging markets. Such countries may include, but are not limited to, [Argentina, Bahrain, Brazil, Chile, China, Colombia, Croatia, Czech Republic, Egypt, Estonia, Hungary, India, Indonesia, Israel, Jordan, Kuwait, Lebanon, Malaysia, Mauritius, Mexico, Morocco, Nigeria, Oman, Pakistan, Peru, Philippines, Poland, Qatar, Romania, Russia, South Africa, Taiwan, Thailand, Tunisia, Turkey and United Arab Emirates].

The Multi-Manager Global Real Estate Fund may invest more than 25% of its total assets in the securities of issuers located in a single foreign country or a single geographic region having securities markets that are highly developed, liquid and subject to extensive regulation. Such regions may include, but are not limited to North America, Pacific Asia and Europe. The Fund currently anticipates that it will invest more than 25% of its assets in issuers located in the United States. [Northern: Please confirm.]

The Multi-Manager International Equity Fund may invest more than 25% of its total assets in the securities of issuers located in a single foreign country having securities markets that are highly developed, liquid and subject to extensive regulation. Such countries may include, but are not limited to Japan, the United Kingdom, France, Germany and Switzerland. The Fund may invest up to 25% of its total assets in emerging markets.

GENERAL. Foreign securities involve special risks and costs, which are considered by the Sub-Advisers in evaluating the creditworthiness of issuers and making investment decisions for the Funds. Foreign securities fluctuate in price because of political, financial, social and economic events in foreign countries. A foreign security could also lose value because of more or less stringent foreign securities regulations and less stringent accounting and disclosure standards. In addition, foreign markets may have greater volatility than domestic markets and foreign securities may be less liquid and harder to value than domestic securities.

Foreign securities, and in particular foreign debt securities, are sensitive to changes in interest rates. In addition, investment in the securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their obligations. The performance of investments in securities denominated in a foreign currency also will depend, in part, on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events which otherwise could affect the value of a foreign security (such as a change in the political climate or an issuer’s credit quality), appreciation in the value of the foreign currency generally results in an increase in value of a foreign currency-denominated security in terms of U.S. dollars. A decline in the value of the foreign currency relative to the U.S. dollar generally

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results in a decrease in value of a foreign currency-denominated security. Additionally, many countries throughout the world are dependent on a healthy U.S. economy and are adversely affected when the U.S. economy weakens or its markets decline. For example, the decline in the U.S. subprime mortgage market quickly spread throughout global credit markets, triggering a liquidity crisis that affected fixed-income and equity markets around the world.

Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also may involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements and to different accounting, auditing and recordkeeping requirements.

While the Funds’ investments may, if permitted, be denominated in foreign currencies, the portfolio securities and other assets held by the Funds are valued in U.S. dollars. Price fluctuations may occur in the dollar value of foreign securities because of changing currency exchange rates or, in the case of hedged positions, because the U.S dollar declines in value relative to the currency hedged. Currency exchange rates may fluctuate significantly over short periods of time causing a Fund’s NAV to fluctuate as well. Currency exchange rates can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. To the extent that a Fund is invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Funds’ respective net currency positions may expose them to risks independent of their securities positions.

A Fund’s assets may be concentrated in countries located in the same geographic region. This concentration will subject the Fund to risks associated with that particular region, such as general and local economic, political and social conditions. The Multi-Manager International Equity Fund may invest more than 25% of its total assets in the securities of issuers located in a single country, and such an investment will subject the Fund to increased foreign securities risk with respect to the particular country.

On January 1, 1999, the European Economic and Monetary Union (“EMU”) introduced a new single currency called the euro. The euro has replaced the national currencies of many European countries.

The European Central Bank has control over each member country’s monetary policies. Therefore, the member countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.

The change to the euro as a single currency is relatively new. The elimination of the currency risk among EMU countries has affected the economic environment and behavior of investors, particularly in European markets, but the long-term impact of those changes on currency values or on the business or financial condition of European countries and issuers cannot fully be assessed at this time. In addition, the introduction of the euro presents other unique uncertainties, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union (“EU”) will have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by countries that have already adopted its use. These or other events, including political and economic developments, could cause market disruptions, and could affect adversely the values of securities held by the Funds. Because of the number of countries using this single currency, a significant portion of the assets held by certain Funds may be denominated in the euro.

SPECIAL RISKS—EMERGING AND FRONTIER MARKETS. Additional risks are involved when investing in countries with emerging economies or securities markets. The Multi-Manager Emerging Markets Equity Fund invests primarily in emerging and frontier market issuers. The Multi-Manager Global Real Estate and International Equity Funds may invest in emerging market securities to a lesser extent. Emerging and frontier market countries generally are located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central and South America and Africa. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristics of developed countries. In general, the securities markets of these countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as frequent accounting, financial and other reporting requirements as the securities markets of more

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developed countries as has historically been the case. As a result, the risks presented by investments in these countries are heightened. These countries also have problems with securities registration and custody. Additionally, settlement procedures in emerging and frontier market countries are frequently less developed and reliable than those in the United States, and may involve the Fund’s delivery of securities before receipt of payment for their sale. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations. A Fund’s purchase and sale of portfolio securities in certain emerging and frontier market countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume or holdings of a Fund, the Investment Advisers, their affiliates and their respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached. As a result of these and other risks, investments in these countries generally present a greater risk of loss to a Fund.

Investments in some emerging and frontier market countries, such as those located in Asia, may be restricted or controlled. In some countries, direct investments in securities may be prohibited and required to be made through investment funds controlled by such countries. These limitations may increase transaction costs and adversely affect a security’s liquidity, price, and the rights of a Fund in connection with the security.

Unanticipated political, economic or social developments may affect the value of a Fund’s investments in emerging and frontier market countries and the availability to the Fund of additional investments in these countries. Some of these countries may have failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. There have been occasional limitations on the movements of funds and other assets between different countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make a Fund’s investments in such countries illiquid and more volatile than investments in Japan or most Western European countries, and the Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

Many emerging market countries are subject to rapid currency devaluations and high inflation and/or economic recession and significant debt levels. These economic factors can have a material adverse affect on these countries’ economies and their securities markets. Moreover, many emerging market countries’ economies are based on only a few industries and/or are heavily dependent on global trade. Therefore, they may be negatively affected by declining commodity prices, factors affecting their trading markets and partners, exchange controls and other trade barriers, currency valuations and other protectionist measures.

From time to time, certain of the companies in which a Fund may invest may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. As an investor in such companies, a Fund will be indirectly subject to those risks.

Many emerging and frontier market countries also impose withholding or other taxes on foreign investments, which may be substantial and result in lower Fund returns.

The creditworthiness of firms used by a Fund to effect securities transactions in emerging and frontier market countries may not be as strong as in some developed countries. As a result, a Fund could be subject to a greater risk of loss on its securities transactions if a firm defaults on its responsibilities.

A Fund’s ability to manage its foreign currency may be restricted in emerging and frontier market countries. As a result, a significant portion of a Fund’s currency exposure in these countries may not be covered.

Frontier market countries generally have smaller economies or less developed capital markets than traditional emerging markets and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries. The economies of frontier market countries are less correlated to global economic cycles than those of their more developed counterparts and their markets have low trading volumes and the potential for extreme price volatility and illiquidity. This volatility may be further heightened by the actions of a few major investors. For example, a substantial increase or decrease in cash flows of mutual funds investing in these markets could

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significantly affect local stock prices and, therefore, the price of Fund shares. These factors make investing in frontier market countries significantly riskier than in other countries and any one of them could cause the price of a Fund’s shares to decline.

The recent decline in the U.S. economy as a result of the subprime crisis may have a disproportionately more adverse effect on economies of emerging and frontier market countries.

INITIAL PUBLIC OFFERINGS. An IPO is a company’s first offering of stock to the public.

INVESTMENT STRATEGY. At times, the Multi-Manager Mid Cap and Small Cap Funds may make significant investments in IPOs. The Multi-Manager Emerging Markets Equity, Global Real Estate, International Equity and Large Cap Funds may also invest in IPOs to a moderate extent.

SPECIAL RISKS. An IPO presents the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of a portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it subsequently will distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that the Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. The Funds’ investments in IPO shares may include the securities of “unseasoned” companies (companies with less than three years of continuous operations), which present risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

LOAN PARTICIPATION. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower which is administered and sold by a financial intermediary.

INVESTMENT STRATEGY. The Multi-Manager High Yield Opportunity Fund may invest in loan participations in the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in a seller’s share of the loan.

SPECIAL RISKS. Like other debt obligations, loan participations may be subject to credit risk if the borrower defaults on making interest payments and repaying the principal. In the case where the Multi-Manager Yield Opportunity Fund purchases a loan assignment or participation from another lender, the Fund also is subject to delays, expenses and risks greater than would have been involved if the Fund had purchased a direct obligation of the borrower. The Fund’s investments in loan participations and assignments are also subject to the risk that the financial institution acting as agent for all interests in a loan might fail financially. It is also possible that the Fund could be held liable as a co-lender.

NON-INVESTMENT GRADE SECURITIES. Non-investment grade fixed-income and convertible securities (sometimes referred to as “junk bonds”) generally are rated BB or below by S&P, Dominion or Fitch, or Ba or below by Moody’s (or have received a comparable rating from another NRSRO), or, if unrated, are determined to be of comparable quality by the Sub-Advisers.

INVESTMENT STRATEGY. The Multi-Manger High Yield Opportunity Fund may invest without limitation in non-investment grade securities, including convertible securities, as part of its principal investment strategy. Each of the other Funds may invest up to 15% of its total assets, measured at the time of purchase, in non-investment grade fixed-income and convertible securities, when the Sub-Advisers determine that such securities are desirable in light of the Funds’ investment objectives and portfolio mix.

SPECIAL RISKS. Non-investment grade fixed-income and convertible securities are considered predominantly speculative by traditional investment standards. The market value of these low-rated securities tends to be more sensitive to individual corporate developments and changes in interest rates and economic conditions than higher-rated securities. In addition, they generally present a higher degree of credit risk. Issuers of low-rated securities are often highly leveraged, so their ability to repay their debt during an economic downturn or periods of

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rising interest rates may be impaired. The risk of loss due to default by these issuers also is greater because low-rated securities generally are unsecured and often are subordinated to the rights of other creditors of the issuers of such securities. Investment by a Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by a Fund of its initial investment and any anticipated income or appreciation will be uncertain. A Fund also may incur additional expenses in seeking recovery on defaulted securities.

The secondary market for lower quality securities is concentrated in relatively few market makers and is dominated by institutional investors. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher quality securities. In addition, market trading volume for these securities generally is lower and the secondary market for such securities could contract under adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the market price and a Fund’s ability to dispose of particular portfolio investments. A less developed secondary market also may make it more difficult for a Fund to obtain precise valuations of such securities in its portfolio.

Investments in lower quality securities, whether rated or unrated, will be more dependent on the Investment Advisers’ credit analysis than would be the case with investments in higher quality securities.

PREFERRED STOCK. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners.

INVESTMENT STRATEGY. The Multi-Manager High Yield Opportunity Fund may invest in preferred stocks as part of its principal investment strategy. Each of the other Funds may also invest in preferred stocks to the extent consistent with its investment objectives and strategies.

SPECIAL RISKS. Unlike most debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, typically may not be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

REAL ESTATE INVESTMENT TRUSTS. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans.

INVESTMENT STRATEGY. The Multi-Manager Global Real Estate Fund invests a substantial amount of its assets in REITs. The other Funds also may invest in REITs to the extent consistent with their respective investment objectives and strategies.

SPECIAL RISKS. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and the ability of a REIT’s manager. REITs also are subject to risks generally associated with investments in real estate. These risks include: changes in the value of real estate properties and difficulties in valuing and trading real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty and condemnation losses; variations in rental income; changes in the appeal of property to tenants; tenant bankruptcies and other credit problems; and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. A Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

REITs are subject to a highly technical and complex set of provisions in the Code. It is possible that a Fund may invest in a real estate company that purports to be a REIT and that the company could fail to qualify as a REIT. In the event of any such unexpected failure to qualify as a REIT, the company would be subject to corporate-level taxation, significantly reducing the return to the Fund on its investment in such company. REITs could possibly fail to qualify for tax free pass-through of income under the Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

In addition, the value of such securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund. Because investments in mortgage-related securities are interest sensitive, the ability of the issuer to reinvest or to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy. For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation’s money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligation.

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REAL ESTATE SECURITIES. The Multi-Manager Global Real Estate Fund’s concentration in real estate securities presents special risk considerations.

INVESTMENT STRATEGY. The Multi-Manager Global Real Estate Fund invests principally in companies that are engaged in real estate activities, including owning, trading or developing income-producing real estate. The other Funds may invest in real estate securities to the extent consistent with their investment objectives and strategies.

SPECIAL RISKS. The performance of real estate securities may be significantly impacted by the performance of real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. The price of real estate company shares also may drop because of the failure of borrowers to pay their loans and poor management. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates as well as risks normally associated with debt financing. Real property investments are subject to varying degrees of risk. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the related properties. Income and real estate values may also be adversely affected by such factors as applicable domestic and foreign laws (e.g., Americans with Disabilities Act and tax laws), interest rate levels and the availability of financing. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of any interest and principal on its debt securities will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. The performance of the economy in each of the countries and regions in which the real estate owned by a Fund is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. The financial results of major local employers also may have an impact on the cash flow and value of certain properties. In addition, real estate investments are relatively illiquid and, therefore, the ability of real estate companies to vary their portfolios promptly in response to changes in economic or other conditions is limited. A real estate company such as a REIT may also have joint venture investments in certain of its properties and, consequently, its ability to control decisions relating to such properties may be limited.

SMALL AND MID-CAP INVESTMENTS. Investments in small and mid-capitalization companies involve greater risk and more abrupt or erratic price movements than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth or earnings prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small and mid-capitalization companies may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small and mid-capitalization companies include “unseasoned” issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management or upon a small or inexperienced management group; and may be susceptible to losses and risks of bankruptcy. Small and mid-capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel. Transaction costs for small and mid-capitalization investments are often higher than those of larger capitalization companies. Investments in small and mid-capitalization companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes. As a result, their performance can be more volatile and they may face a greater risk of business failure, which could increase the volatility of the Fund’s investments. Securities of small companies may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price.

VARIABLE AND FLOATING RATE INSTRUMENTS. Variable and floating rate instruments have interest rates that periodically are adjusted either at set intervals or that float at a margin tied to a specified index rate. These instruments include variable amount master demand notes, long-term variable and floating rate bonds (sometimes referred to as “Put Bonds”) where the

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Fund obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at a specified date and leveraged inverse floating rate instruments (“inverse floaters”). An inverse floater is leveraged to the extent that its interest rate varies by an amount that exceeds the amount of the variation in the index rate of interest. Some variable and floating rate instruments have interest rates that periodically are adjusted as a result of changes in inflation rates.

INVESTMENT STRATEGY. Each Fund may invest in variable and floating rate instruments to the extent consistent with its investment objective and strategies.

SPECIAL RISKS. The market values of inverse floaters are subject to greater volatility than other variable and floating rate instruments due to their higher degree of leverage. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Funds are not entitled to exercise their demand rights. As a result, the Funds could suffer a loss with respect to these instruments. In addition, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer’s or guarantor’s creditworthiness.

WARRANTS. A warrant represents the right to purchase a security at a predetermined price for a specified period of time.

INVESTMENT STRATEGY. The Multi-Manager High Yield Opportunity Fund may invest in warrants that are acquired in connection with its investments in debt or convertible securities as part of its principal investment strategy. Each of the other Funds may invest in warrants and similar rights to the extent consistent with its investment objectives and strategies. A Fund also may purchase bonds that are issued in tandem with warrants.

SPECIAL RISKS. Warrants are derivative instruments that present risks similar to options.

ZERO COUPON, PAY-IN-KIND AND CAPITAL APPRECIATION BONDS. These are securities issued at a discount from their face value because interest payments typically are postponed until maturity. Interest payments on pay-in-kind securities are payable by the delivery of additional securities. The amount of the discount rate varies depending on factors such as the time remaining until maturity, prevailing interest rates, a security’s liquidity and the issuer’s credit quality. These securities also may take the form of debt securities that have been stripped of their interest payments.

INVESTMENT STRATEGY. The Multi-Manager High Yield Opportunity Fund may invest in zero coupon, pay-in-kind and capital appreciation bonds as part of its principal investment strategy. Each of the other Funds also may invest in zero coupon, pay-in-kind and capital appreciation bonds to the extent consistent with its investment objective and strategies.

SPECIAL RISKS. The market prices of zero coupon, pay-in-kind and capital appreciation bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. A Fund’s investments in zero coupon, pay-in-kind and capital appreciation bonds may require the Fund to sell some of its Fund securities to generate sufficient cash to satisfy certain income distribution requirements.

ADDITIONAL DESCRIPTION OF SECURITIES AND COMMON INVESTMENT TECHNIQUES

This section explores various other investment securities and techniques that the Sub-Advisers may use.

BORROWINGS AND REVERSE REPURCHASE AGREEMENTS. The Funds may borrow money and enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by a Fund subject to the Fund’s agreement to repurchase them at a mutually agreed upon date and price (including interest).

INVESTMENT STRATEGY. Each Fund may borrow and enter into reverse repurchase agreements in amounts not exceeding one-fourth of the value of its total assets (including the amount borrowed). The Funds may enter into reverse repurchase agreements when the investment management team expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense.

SPECIAL RISKS. Borrowings and reverse repurchase agreements involve leveraging. If the securities held by the Funds decline in value while these transactions are outstanding, the NAV of the Funds’ outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risks that (a) the interest income earned by a Fund (from the investment of the proceeds) will be less than the interest expense of the transaction; (b) the market value of the securities sold by a Fund will decline below the price the Fund is obligated to pay to repurchase the securities; and (c) the securities may not be returned to the Fund.

CUSTODIAL RECEIPTS. Custodial receipts are participations in trusts that hold U.S. government, bank, corporate or other obligations. They entitle the holder to future interest payments or principal payments or both on securities held by the custodian.

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INVESTMENT STRATEGY. To the extent consistent with their respective investment objectives and strategies, the Funds may invest a portion of their assets in custodial receipts. Investments by the Multi-Manager High Yield Opportunity Fund in custodial receipts, if any, are anticipated to be minimal and will not exceed 20% of the value of the Fund’s net assets.

SPECIAL RISKS. Like other stripped securities (which are described below), custodial receipts may be subject to greater price volatility than ordinary debt obligations because of the way in which their principal and interest are returned to investors.

DERIVATIVES. The Funds may purchase certain “derivative” instruments for hedging purposes. A derivative is a financial instrument whose value is derived from, or based upon, the performance of underlying assets, interest or currency exchange rates, or other indices and may be leveraged. Derivatives include futures contracts, options, interest rate and currency swaps, equity swaps and forward currency contracts.

INVESTMENT STRATEGY. Under normal market conditions, a Fund may, to a moderate extent invest, in derivative securities including options, futures, forward currency contracts and currency and equity swaps if the potential risks and rewards are consistent with the Fund’s objective, strategies and overall risk profile. In unusual circumstances, including times of increased market volatility, a Fund may make more significant investments in derivatives. The Funds may use derivatives for hedging purposes to offset a potential loss in one position by establishing an interest in an opposite position, in anticipation of the purchase of securities or for liquidity management purposes. The Funds do not intend to use derivatives for speculative purposes (i.e., to invest for potential income or capital gain).

SPECIAL RISKS. An investment in derivatives can be more sensitive to changes in interest rates and sudden fluctuations in market prices than conventional securities. Investments in derivative instruments, which may be leveraged, may result in losses exceeding the amounts invested. A Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities. Engaging in derivative transactions involves special risks, including (a) market risk that the Fund’s derivatives position will lose value; (b) credit risk that the counterparty to the transaction will default; (c) leveraging risk that the value of the derivative instrument will decline more than the value of the assets on which it is based; (d) illiquidity risk that a Fund will be unable to sell its position because of lack of market depth or disruption; (e) pricing risk that the value of a derivative instrument will be difficult to determine; and (f) operations risk that loss will occur as a result of inadequate systems or human error. Many types of derivatives have been developed recently and have not been tested over complete market cycles. For these reasons, a Fund may suffer a loss whether or not the analysis of the Sub-Adviser is accurate.

In order to secure its obligations in connection with derivative contracts or special transactions, a Fund will either own the underlying assets, enter into offsetting transactions or set aside cash or readily marketable securities. This requirement may cause the Fund to miss favorable trading opportunities, due to a lack of sufficient cash or readily marketable securities. This requirement also may cause the Fund to realize losses on offsetting or terminated derivative contracts or special transactions.

EQUITY SWAPS. Equity swaps allow the parties to the swap agreement to exchange components of return on one equity investment (e.g., a basket of equity securities or an index) for a component of return on another non-equity or equity investment, including an exchange of differential rates of return.

INVESTMENT STRATEGY. The Funds, except the Multi-Manager High Yield Opportunity Fund, may invest in equity swaps for hedging purposes, in anticipation of the purchase of securities and for liquidity management purposes but not for speculative purposes or to seek to enhance total return. Equity swaps also may be used to invest in a market without owning or taking physical custody of securities in circumstances where direct investment may be restricted for legal reasons or is otherwise impractical.

SPECIAL RISKS. Equity swaps are derivative instruments and their values can be very volatile. To the extent that a Sub-Adviser does not accurately analyze and predict the potential relative fluctuation on the components swapped with the other party, a Fund may suffer a loss, which is potentially unlimited. The value of some components of an equity swap (such as the dividends on a common stock) also may be sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding, a Fund may suffer a loss if the counterparty defaults. Because equity swaps normally are illiquid, a Fund may not be able to terminate its obligations when desired.

EXCHANGE RATE-RELATED SECURITIES. Exchange rate-related securities represent certain foreign debt obligations whose principal values are linked to a foreign currency but which are repaid in U.S. dollars.

INVESTMENT STRATEGY. Each of the Funds may invest in exchange rate-related securities.

SPECIAL RISKS. The principal payable on an exchange rate-related security is subject to currency risk. In addition, the potential illiquidity and high volatility of the foreign exchange market may make exchange rate-related securities difficult to sell prior to maturity at an appropriate price.

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FORWARD CURRENCY EXCHANGE CONTRACTS. A forward currency exchange contract is an obligation to exchange one currency for another on a future date at a specified exchange rate.

INVESTMENT STRATEGY. Each of the Funds may enter into forward currency exchange contracts for hedging purposes, in anticipation of the purchase of securities and for liquidity management purposes but not for speculative purposes or to seek to enhance total return. The Funds also may enter into forward currency exchange contracts to help reduce the risks and volatility caused by changes in foreign currency exchange rates. Foreign currency exchange contracts will be used at the discretion of the Sub-Advisers, and no Fund is required to hedge its foreign currency positions.

SPECIAL RISKS. Forward foreign currency contracts are privately negotiated transactions, and can have substantial price volatility. As a result, they offer less protection against default by the other party than is available for instruments traded on an exchange. When used for hedging purposes, they tend to limit any potential gain that may be realized if the value of a Fund’s foreign holdings increases because of currency fluctuations. The institutions that deal in forward currency contracts are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity.

FUTURES CONTRACTS AND RELATED OPTIONS. A futures contract is a type of derivative instrument that obligates the holder to buy or sell a specified financial instrument or currency in the future at an agreed upon price. For example, a futures contract may obligate a Fund, at maturity, to take or make delivery of certain domestic or foreign securities, the cash value of a securities index or a stated quantity of a foreign currency. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price during the option period. When a Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised.

INVESTMENT STRATEGY. To the extent consistent with its investment objective and strategies, each Fund may invest in futures contracts and options on futures contracts on domestic or foreign exchanges or boards of trade. These investments may be used for hedging purposes, in anticipation of the purchase of securities and for liquidity management purposes but not for speculative purposes or to seek to enhance total return.

The Trust, on behalf of each Fund, has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, and, therefore, is not subject to registration or regulation as a pool operator under that Act with respect to the Funds.

SPECIAL RISKS. Futures contracts and options present the following risks: imperfect correlation between the change in market value of a Fund’s securities and the price of futures contracts and options; the possible inability to close a futures contract when desired; losses due to unanticipated market movements which potentially are unlimited; and the possible inability of the investment management team to correctly predict the direction of securities prices, interest rates, currency exchange rates and other economic factors. Futures markets are highly volatile and the use of futures may increase the volatility of a Fund’s NAV. As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund. Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Foreign exchanges or boards of trade generally do not offer the same protections as U.S. exchanges.

ILLIQUID OR RESTRICTED SECURITIES. Illiquid securities include repurchase agreements and time deposits with notice/termination dates of more than seven days, certain variable amount master demand notes that cannot be called within seven days, certain insurance funding agreements (see “Insurance Funding Agreements” below) certain unlisted over-the-counter options and other securities that are traded in the U.S. but are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the “1933 Act”), and both foreign and domestic securities that are not readily marketable.

INVESTMENT STRATEGY. Each Fund may invest up to 15% of its net assets in securities that are illiquid. If otherwise consistent with their investment objectives and strategies, the Funds may purchase commercial paper issued pursuant to Section 4(2) of the 1933 Act and securities that are not registered under the 1933 Act but can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act (“Rule 144A Securities”). These securities will not be considered illiquid so long as the Investment Advisers or Sub-Advisers determine, under guidelines approved by the Northern Multi-Manager Funds’ Board of Trustees, that an adequate trading market exists.

SPECIAL RISKS. Because illiquid and restricted securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to a Fund. The practice of investing in Rule 144A Securities could increase the level of a Fund’s illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities. Securities purchased by a Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions and/or investor perception.

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INSURANCE FUNDING AGREEMENTS. An insurance funding agreement (“IFA”) is an agreement that requires a Fund to make cash contributions to a deposit fund of an insurance company’s general account. The insurance company then credits interest to the Fund for a set time period.

INVESTMENT STRATEGY. The Funds [,except for the Multi-Manager High Yield Opportunity Fund,] may invest in IFAs issued by insurance companies that meet quality and credit standards established by the Investment Advisers or Sub-Advisers.

SPECIAL RISKS. IFAs are not insured by a government agency—they are backed only by the insurance company that issues them. As a result, they are subject to default risk of the non-governmental issuer. In addition, the transfer of IFAs may be restricted and an active secondary market in IFAs currently does not exist. This means that it may be difficult or impossible to sell an IFA at an appropriate price.

INTEREST RATE SWAPS, CURRENCY SWAPS, TOTAL RATE OF RETURN SWAPS, CREDIT SWAPS, AND INTEREST RATE FLOORS, CAPS AND COLLARS. Interest rate and currency swaps are contracts that obligate a Fund and another party to exchange their rights to pay or receive interest or specified amounts of currency, respectively. Interest rate floors entitle the purchasers to receive interest payments if a specified index falls below a predetermined interest rate. Interest rate caps entitle the purchasers to receive interest payments if a specified index exceeds a predetermined interest rate. An interest rate collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Total rate of return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. Credit swaps are contracts involving the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets) or, in the case of credit default swaps, the right to receive or make a payment from the other party, upon the occurrence of specific credit events.

INVESTMENT STRATEGY. To the extent consistent with its investment objective and strategies, the Multi-Manager High Yield Opportunity Fund may enter into swap transactions and transactions involving interest rate floors, caps and collars for hedging purposes [or to seek to increase total return]. To the extent consistent with their respective investment objectives and strategies, the Funds may enter into currency swap transactions for hedging purposes.

SPECIAL RISKS. The use of swaps and interest rate floors, caps and collars is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Like other derivative securities, these instruments can be highly volatile. If the Sub-Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if these instruments were not used. Because these instruments normally are illiquid, a Fund may not be able to terminate its obligations when desired. In addition, if a Fund is obligated to pay the return under the terms of a total rate of return swap, Fund losses due to unanticipated market movements potentially are unlimited. A Fund also may suffer a loss if the other party to a transaction defaults. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

INVESTMENT GRADE SECURITIES. A security is considered investment grade if, at the time of purchase, it is rated:

■	BBB or higher by Standard and Poor’s Rating Services (“S&P”);

■	Baa3 or higher by Moody’s Investors Service, Inc. (“Moody’s”);

■	BBB or higher by Fitch Ratings (“Fitch”); or

■	BBB or higher by Dominion Bond Rating Service Limited (“Dominion”).

A security will be considered investment grade if it receives one of the above ratings, or a comparable rating from another organization that is recognized as a Nationally Recognized Statistical Rating Organization (“NRSRO”), even if it receives a lower rating from other rating organizations. An unrated security also may be considered investment grade if a Sub-Adviser determines that the security is comparable in quality to a security that has been rated investment grade.

INVESTMENT STRATEGY. The Funds may invest in fixed-income and convertible securities to the extent consistent with their respective investment objectives and strategies. Except as stated in the section entitled “Non-Investment Grade Securities,” fixed-income and convertible securities purchased by the Funds, except for the Multi-Manager High Yield Opportunity Fund, generally will be investment grade.

SPECIAL RISKS. Although securities rated BBB by S&P, Dominion or Fitch, or Baa3 by Moody’s are considered investment grade, they have certain speculative characteristics. Therefore, they may be subject to a higher risk of default than obligations with higher ratings. Subsequent to its purchase by a

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Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund and may be in default. The Sub-Advisers will consider such an event in determining whether the Fund should continue to hold the security.

INVESTMENT COMPANIES. Affiliated and unaffiliated investment companies-include, but are not limited to, money market funds, index funds, “country funds” (i.e., funds that invest primarily in issuers located in a specific foreign country or region), iShares®, S&P’s Depositary Receipts® (“SPDRs”) and other ETFs. Other investment companies in which the Funds may invest include other funds for which the Investment Advisers or any of their affiliates serve as investment advisers.

INVESTMENT STRATEGY. To the extent consistent with their respective investment objectives and strategies, the Funds may invest in securities issued by other affiliated or unaffiliated investment companies. Investments by a Fund in other investment companies, including ETFs, will be subject to the limitations of the 1940 Act except as permitted by SEC orders. The Funds may rely on SEC orders that permit them to invest in certain ETFs beyond the limits contained in the 1940 Act, subject to certain terms and conditions. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, strategies and fundamental restrictions as the Fund.

SPECIAL RISKS. As a shareholder of another investment company, a Fund would be subject to the same risks as any other investor in that company. It also would bear a proportionate share of any fees and expenses paid by that company. These expenses would be in addition to the advisory and other fees paid directly by the Fund. A Fund’s investment in an ETF involves other considerations. In particular, shares of ETFs are listed and traded on securities exchanges and in over-the-counter markets, and the purchase and sale of these shares involve transaction fees and commissions. In addition, shares of an ETF are issued in “creation units” and are not redeemable individually except upon termination of the ETF. To redeem, a Fund must accumulate enough shares of an ETF to reconstitute a creation unit. The liquidity of a small holding of an ETF, therefore, will depend upon the existence of a secondary market. Also, even though the market price of an ETF is derived from the securities it owns, such price at any given time may be at, below or above the ETF’s NAV.

MORTGAGE DOLLAR ROLLS. A mortgage dollar roll involves the sale by a Fund of securities for delivery in the future (generally within 30 days). A Fund simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund benefits to the extent of any difference between (a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the securities sold.

INVESTMENT STRATEGY. The Multi-Manager High Yield Opportunity Fund may enter into mortgage dollar rolls in an effort to enhance investment performance. For financial reporting and tax purposes, the Fund treats mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Fund currently does not intent to enter into mortgage dollar rolls that are accounted for as financings and do not treat them as borrowings. [Northern: Please confirm.]

SPECIAL RISKS. Successful use of mortgage dollar rolls depends upon the Sub-Adviser’s ability to predict correctly interest rates and mortgage prepayments. If the Sub-Adviser is incorrect in its prediction, the Multi-Manager High Yield Opportunity Fund may experience a loss. Unless the benefits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish the Fund’s performance.

OPTIONS. An option is a type of derivative instrument that gives the holder the right (but not the obligation) to buy (a “call”) or sell (a “put”) an asset in the future at an agreed upon price prior to the expiration date of the option.

INVESTMENT STRATEGY. To the extent consistent with its investment objective and strategies, each Fund may write (sell) covered call options, buy put options, buy call options and write secured put options for hedging (or cross-hedging) purposes, in anticipation of the purchase of securities and for liquidity management purposes but not for speculative purposes or to seek to enhance total return. Options may relate to particular securities, foreign or domestic securities indices, financial instruments or foreign currencies. A Fund will not purchase put and call options in an amount that exceeds 5% of its net assets at the time of purchase. The total value of a Fund’s assets subject to options written by the Fund will not be greater than 25% of its net assets at the time the option is written. A Fund may “cover” a call option by owning the security underlying the option or through other means. Put options written by a Fund are “secured” if the Fund maintains liquid assets in a segregated account in an amount at least equal to the exercise price of the option up until the expiration date.

SPECIAL RISKS. Options trading is a highly specialized activity that involves investment techniques and risks different from

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those associated with ordinary Fund securities transactions. The value of options can be highly volatile, and their use can result in loss if the investment management team is incorrect in its expectation of price fluctuations. The successful use of options for hedging purposes also depends in part on the ability of the investment management team to predict future price fluctuations and the degree of correlation between the options and securities markets.

Each Fund will invest and trade in unlisted over-the-counter options only with firms deemed creditworthy by the Investment Advisers or Sub-Advisers. However, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members which fail to perform them in connection with the purchase or sale of options.

PORTFOLIO TURNOVER. The portfolio turnover rates for the Funds are likely to be higher than the rates for comparable mutual funds with a single portfolio manager. Each of the Funds’ Sub-Advisers makes decisions to buy or sell securities independently from other Sub-Advisers. Thus, one Sub-Adviser for a Fund may be selling a security when another Sub-Adviser for the Fund, or for another Fund, is purchasing that same security. Additionally, when a Fund replaces a Sub-Adviser, the new Sub-Adviser may restructure the investment portfolio, which may increase the Fund’s portfolio turnover rate. The Sub-Advisers will not consider the portfolio turnover rate a limiting factor in making investment decisions for certain Funds. A high portfolio turnover rate (100% or more) is likely to involve higher brokerage commissions and other transaction costs, which could reduce a Fund’s return. It also may result in higher short-term capital gains that are taxable to shareholders. See “Financial Highlights” for the Funds’ historical portfolio turnover rates.

REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase of securities by a Fund subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price.

INVESTMENT STRATEGY. Each Fund may enter into repurchase agreements with financial institutions such as banks and broker-dealers that are deemed to be creditworthy by the Investment Advisers or Sub-Advisers. Although the securities subject to a repurchase agreement may have maturities exceeding one year, settlement of the agreement will never occur more than one year after a Fund acquires the securities.

SPECIAL RISKS. In the event of a default, a Fund will suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is unenforceable by the Fund.

With respect to collateral received in repurchase transactions or other investments, a Fund may have significant exposure to the financial services and mortgage markets. Such exposure, depending on market conditions, could have a negative impact on the Fund, including minimizing the value of any collateral.

SHORT SALES AGAINST-THE-BOX. A short sale against-the-box is a short sale such that at all times when the short position is open the seller owns or has the right to obtain, at no added cost, an equal amount of securities identical to those sold short.

INVESTMENT STRATEGY. To the extent consistent with their investment objectives and strategies, the Funds may make short sales against-the-box.

SPECIAL RISKS. If a Fund sells securities short against-the-box, it may protect itself from loss if the price of the securities declines in the future, but will lose the opportunity to profit on such securities if the price rises. If a Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it actually had sold the securities (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short position with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which a Fund may effect short sales.

STRIPPED SECURITIES. These securities are issued by the U.S. government (or an agency, instrumentality or a sponsored enterprise), foreign governments, banks and other issuers. They entitle the holder to receive either interest payments or principal payments that have been “stripped” from a debt obligation. These obligations include stripped mortgage-backed securities, which are derivative multi-class mortgage securities.

The Treasury Department has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as “Separate Trading of Registered Interest and Principal of Securities” or “STRIPS.” Under the STRIPS program, a Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

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INVESTMENT STRATEGY. To the extent consistent with their respective investment objectives and strategies, the Funds may purchase stripped securities, including securities registered in the STRIPS program.

SPECIAL RISKS. Stripped securities are very sensitive to changes in interest rates and to the rate of principal prepayments. A rapid or unexpected change in either interest rates or principal prepayments could depress the price of stripped securities held by the Funds and adversely affect a Fund’s total return.

STRUCTURED SECURITIES. Structured securities present additional risk that the interest paid to a Fund on a structured security will be less than expected. The value of such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, securities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Examples of structured securities include, but are not limited to, debt obligations where the principal repayment at maturity is determined by the value of a specified security or securities index.

INVESTMENT STRATEGY. The Multi-Manager High Yield Opportunity Fund may invest in structured securities.

SPECIAL RISKS. The terms of some structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, a Fund could suffer a total loss of its investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of securities. Structured securities also may be more volatile, less liquid and more difficult to accurately price than less complex securities due to their derivative nature. As a result, investments in structured securities may adversely affect a Fund’s NAV. In some cases it is possible that a Fund may suffer a total loss on its investment in a structured security.

TEMPORARY INVESTMENTS. The Funds temporarily may hold cash and/or invest in short-term obligations including U.S. government obligations, high quality money market instruments (including commercial paper and obligations of foreign and domestic banks such as certificates of deposit, bank and deposit notes, bankers’ acceptances and fixed time deposits), and repurchase agreements with maturities of 13 months or less.

INVESTMENT STRATEGY. A Fund temporarily may hold cash or invest all or any portion of its assets in short-term obligations pending investment, to meet anticipated redemption requests or to manage a reallocation of assets to a Sub-Adviser. A Fund also may hold cash or invest in short-term obligations as a temporary measure mainly designed to limit a Fund’s losses in response to adverse market, economic or other conditions when the Sub-Advisers believe that it is in the best interest of the Fund to pursue such a defensive strategy. The Sub-Advisers may, however, choose not to make such temporary investments even in very volatile or adverse conditions.

SPECIAL RISKS. A Fund may not achieve its investment objective when it holds cash or invests its assets in short-term obligations or otherwise makes temporary investments. A Fund also may miss investment opportunities and have a lower total return during these periods.

UNITED STATES GOVERNMENT OBLIGATIONS. These instruments include U.S. Treasury obligations, such as bills, notes and bonds, which generally differ only in terms of their interest rates, maturities and time of issuance. They also include obligations issued or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. Securities guaranteed as to principal and interest by the U.S. government or by its agencies, instrumentalities or sponsored enterprises are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or by an agency, instrumentality or sponsored enterprise thereof, (b) securities of private issuers guaranteed as to principal and interest by the U.S. government, its agencies and instrumentalities pursuant to the FDIC Debt Guarantee Program, and (c) participations in loans made to foreign governments or their agencies that are so guaranteed.

INVESTMENT STRATEGY. To the extent consistent with its investment objective and strategies, each Fund may invest in a variety of U.S. Treasury obligations and in obligations issued or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises.

SPECIAL RISKS. Not all U.S. government obligations carry the same credit support. Some, such as those of the Government National Mortgage Association (“Ginnie Mae”), are supported by the full faith and credit of the U.S. Treasury. Other obligations, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; and others are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations. Still others are supported only by the credit of the instrumentality or sponsored enterprise. It is possible that these issuers will not have the funds to meet payment obligations in

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the future. No assurance can be given that the U.S. government would provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited.

An agency of the U.S. government has placed the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”) into conservatorship, a statutory process with the objective of returning the entities to normal business operations. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac.

To the extent a Fund invests in debt instruments or securities of non-U.S. government entities that are backed by the full faith and credit of the United States, pursuant to the FDIC Debt Guarantee Program or other similar programs, there is a possibility that the guarantee provided under the Debt Guarantee Program or other similar programs may be discontinued or modified at a later date.

WHEN-ISSUED SECURITIES, DELAYED DELIVERY TRANSACTIONS AND FORWARD COMMITMENTS. A purchase of “when-issued” securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

INVESTMENT STRATEGY. Each Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Although the Funds generally would purchase securities in these transactions with the intention of acquiring the securities, the Funds may dispose of such securities prior to settlement if a Sub-Adviser deems it appropriate to do so.

SPECIAL RISKS. Purchasing securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may decrease by the time they actually are issued or delivered. Conversely, selling securities in these transactions involves the risk that the value of the securities may increase by the time they actually are issued or delivered. These transactions also involve the risk that the counterparty may fail to deliver the security or cash on the settlement date.

Additionally, the Funds may purchase other types of securities or instruments similar to those described in these sections if otherwise consistent with the Funds’ investment objectives and strategies. You should carefully consider the risks discussed in these sections before investing in a Fund.

The Funds may invest in other securities and are subject to further restrictions and risks that are described in the SAI. Additional information about the Funds, their investments and related risks can also be found in “Investment Objectives and Strategies” in the SAI.

DISCLAIMERS

The Multi-Manager Emerging Markets Equity Fund is not sponsored, endorsed, sold or promoted by MSCI, nor does MSCI guarantee the accuracy and/or completeness of the MSCI Emerging Markets Index or MSCI Frontier Markets Index, or any data included therein. MSCI makes no warranty, express or implied, as to the results to be obtained by any Fund, owners of any Fund, any person or any entity from the use of the MSCI Emerging Markets Index or MSCI Frontier Markets Index, or any data included therein. MSCI makes no express or implied warranties and expressly disclaims all such warranties of merchantability or fitness for a particular purpose or use with respect to the MSCI Emerging Markets Index or MSCI Frontier Markets Index, or any data included therein.

The Multi-Manager High Yield Opportunity Fund is not sponsored, endorsed, sold or promoted by Merrill Lynch, nor does Merrill Lynch guarantee the accuracy and/or completeness of the Merrill Lynch U.S High Yield Master II Constrained Index, or any data included therein. Merrill Lynch makes no warranty, express or implied, as to the results to be obtained by any Fund, owners of any Fund, any person or any entity from the use of the Merrill Lynch U.S High Yield Master II Constrained Index or any data included therein. Merrill Lynch makes no express or implied warranties and expressly disclaims all such warranties of merchantability or fitness for a particular purpose or use with respect to the Merrill Lynch U.S High Yield Master II Constrained Index or any data included therein.

The Multi-Manager Large Cap Fund, Multi-Manager Mid Cap Fund and Multi-Manager Small Cap Fund are not sponsored, endorsed, sold or promoted by Russell, nor does Russell guarantee the accuracy and/or completeness of the Russell Midcap Index, Russell 1000 Index or the Russell 2000 Index, or any data included therein. Russell makes no warranty, express or implied, as to the results to be obtained by any Fund, owners of any Fund, any person or any entity from the use of the Russell Midcap Index, Russell 1000 Index or the Russell 2000 Index or any data included therein. Russell makes no express or implied warranties and expressly disclaims all such warranties of merchantability or fitness for a particular purpose or use with respect to the Russell Midcap Index, Russell 1000 Index or the Russell 2000 Index or any data included therein.

The Multi-Manager Small Cap Fund is not sponsored, endorsed, sold or promoted by S&P, nor does S&P guarantee the accuracy and/or completeness of the S&P SmallCap 600 Index, or any data included therein. S&P makes no warranty,

MULTI-MANAGER FUNDS	72	NORTHERN FUNDS PROSPECTUS

MULTI-MANAGER FUNDS

express or implied, as to the results to be obtained by any Fund, owners of any Fund, any person or any entity from the use of the S&P SmallCap 600 Index or any data included therein. S&P makes no express or implied warranties and expressly disclaims all such warranties of merchantability or fitness for a particular purpose or use with respect to the S&P SmallCap 600 Index or any data included therein.

NORTHERN FUNDS PROSPECTUS	73	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

FINANCIAL HIGHLIGHTS

THE FINANCIAL HIGHLIGHTS TABLES ARE INTENDED TO HELP YOU UNDERSTAND A FUND’S FINANCIAL PERFORMANCE FOR THE PAST FIVE YEARS (OR, IF SHORTER, THE PERIOD OF THE FUND’S OPERATION).

Certain information reflects the financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund for a share held for the entire period (assuming reinvestment of all dividends and distributions). This information has been derived from financial statements that have been audited by [                ], an independent registered public accounting firm, whose report, along with the Funds’ financial statements, is included in the Funds’ annual report, which is available upon request and without charge.

MULTI-MANAGER FUNDS	74	NORTHERN FUNDS PROSPECTUS

MULTI-MANAGER FUNDS

FINANCIAL HIGHLIGHTS	FOR THE FISCAL YEARS OR PERIODS ENDED MARCH 31

MULTI-MANAGER EMERGING MARKETS EQUITY FUND
Selected per share data	2010	2009(1)
Net Asset Value, Beginning of Period		$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income		0.01
Net realized and unrealized gains		2.02
Total from Investment Operations		2.03
LESS DISTRIBUTIONS PAID:
From net investment income(2)		—
From net realized gains		—
Total Distributions Paid		—
Net Asset Value, End of Period		$12.03
Total Return(3)		20.30%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period		$268,350
Ratio to average net assets of:(4)
Expenses, net of reimbursements and credits		1.50%
Expenses, before reimbursements and credits		1.68%
Net investment income, net of reimbursements and credits		0.54	%(5)
Net investment income, before reimbursements and credits		0.36	%(5)
Portfolio Turnover Rate		23.99%

(1)	Commenced investment operations on November 19, 2008.

(2)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary for federal income tax purposes.

(3)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.

(4)	Annualized for periods less than one year.

(5)	As the Fund commenced investment operations on November 19, 2008, annualized net investment income ratios may not be reflective of amounts that an investor should expect on an annual basis prospectively.

See Notes to the Financial Statements

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MULTI-MANAGER FUNDS

FINANCIAL HIGHLIGHTS

MULTI-MANAGER GLOBAL REAL ESTATE FUND
Selected per share data	2010	2009(1)
Net Asset Value, Beginning of Period		$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income		0.15
Net realized and unrealized gains (losses)		(0.17)
Total from Investment Operations		(0.02)
LESS DISTRIBUTIONS PAID:
From net investment income(2)		(0.09)
From net realized gains		(0.02)
Total Distributions Paid		(0.11)
Net Asset Value, End of Period		$9.87
Total Return(3)		(0.43)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period		$185,425
Ratio to average net assets of:(4)
Expenses, net of reimbursements and credits		1.30%
Expenses, before reimbursements and credits		1.55%
Net investment income, net of reimbursements and credits		3.68	%(5)
Net investment income, before reimbursements and credits		3.43	%(5)
Portfolio Turnover Rate		55.99%

(1)	Commenced investment operations on November 19, 2008.

(2)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary for federal income tax purposes.

(3)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.

(4)	Annualized for periods less than one year.

(5)	As the Fund commenced investment operations on November 19, 2008, annualized net investment income ratios may not be reflective of amounts that an investor should expect on an annual basis prospectively.

See Notes to the Financial Statements.

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MULTI-MANAGER FUNDS

FOR THE FISCAL YEARS OR PERIODS ENDED MARCH 31

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND
Selected per share data	2010(1)
Net Asset Value, Beginning of Period
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income
Net realized and unrealized gains
Total from Investment Operations
LESS DISTRIBUTIONS PAID :
From net investment income
From net realized gains
Total Distributions Paid
Net Asset Value, End of Period
Total Return(2)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period
Ratio to average net assets of:(3)
Expenses, net of reimbursements and credits
Expenses, before reimbursements and credits
Net investment income, net of reimbursements and credits
Net investment income, before reimbursements and credits
Portfolio Turnover Rate

(1)	Commenced investment operations on September 23, 2009.

(2)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.

(3)	Annualized for periods less than one year.

(4)	As the Fund commenced investment operations on September 23, 2009, annualized net investment income ratios may not be reflective of amounts that an investor should expect on an annual basis prospectively.

See Notes to the Financial Statements.

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MULTI-MANAGER FUNDS

FINANCIAL HIGHLIGHTS

MULTI-MANAGER INTERNATIONAL EQUITY FUND
Selected per share data	2010	2009	2008	2007(1)
Net Asset Value, Beginning of Period		$11.15	$11.89	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income		0.11	0.11	0.03
Net realized and unrealized gains (losses)		(4.79)	(0.16)	1.89
Total from Investment Operations		(4.68)	(0.05)	1.92
LESS DISTRIBUTIONS PAID:
From net investment income(2)		(0.09)	(0.10)	(0.03)
From net realized gains		(0.10)	(0.59)	—
Total Distributions Paid		(0.19)	(0.69)	(0.03)
Net Asset Value, End of Period		$6.28	$11.15	$11.89
Total Return(3)		(42.04)%	(0.84)%	19.19%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period		$1,048,341	$1,504,189	$1,088,091
Ratio to average net assets of:(4)
Expenses, net of reimbursements and credits		1.44%	1.45%	1.45%
Expenses, before reimbursements and credits		1.47%	1.47%	1.48%
Net investment income, net of reimbursements and credits		1.27%	0.96%	0.47%
Net investment income, before reimbursements and credits		1.24%	0.94%	0.44%
Portfolio Turnover Rate		69.98%	77.15%	40.59%

(1)	Commenced investment operations on June 22, 2006.

(2)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary for federal income tax purposes.

(3)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.

(4)	Annualized for periods less than one year.

See Notes to the Financial Statements.

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MULTI-MANAGER FUNDS

FOR THE FISCAL YEARS OR PERIODS ENDED MARCH 31

MULTI-MANAGER LARGE CAP FUND
Selected per share data	2010	2009	2008(1)
Net Asset Value, Beginning of Period		$8.76	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income		0.07	0.03
Net realized and unrealized gains (losses)		(3.08)	(1.24)
Total from Investment Operations		(3.01)	(1.21)
LESS DISTRIBUTIONS PAID:
From net investment income		(0.07)	(0.03)
From net realized gains		—	—
Total Distributions Paid		(0.07)	(0.03)
Net Asset Value, End of Period		$5.68	$8.76
Total Return(2)		(34.53)%	(12.10)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period		$329,025	$262,216
Ratio to average net assets of:(3)
Expenses, net of reimbursements and credits		1.20%	1.20%
Expenses, before reimbursements and credits		1.23%	1.36%
Net investment income, net of reimbursements and credits		1.01%	1.11%
Net investment income, before reimbursements and credits		0.98%	0.95%
Portfolio Turnover Rate		57.53%	15.71%

(1)	Commenced investment operations on October 17, 2007.

(2)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.

(3)	Annualized for periods less than one year.

See Notes to the Financial Statements

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MULTI-MANAGER FUNDS

FINANCIAL HIGHLIGHTS

MULTI-MANAGER MID CAP FUND
Selected per share data	2010	2009	2008	2007(1)
Net Asset Value, Beginning of Period		$9.99	$11.25	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income		0.05	0.03	0.02
Net realized and unrealized gains (losses)		(3.68)	(0.88)	1.25
Total from Investment Operations		(3.63)	(0.85)	1.27
LESS DISTRIBUTIONS PAID:
From net investment income		(0.05)	(0.02)	(0.02)
From net realized gains		(0.05)	(0.39)	—
Total Distributions Paid		(0.10)	(0.41)	(0.02)
Net Asset Value, End of Period		$6.26	$9.99	$11.25
Total Return(2)		(36.44)%	(7.91)%	12.67%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period		$376,217	$450,531	$343,971
Ratio to average net assets of:(3)
Expenses, net of reimbursements and credits		1.20%	1.20%	1.20%
Expenses, before reimbursements and credits		1.21%	1.21%	1.29%
Net investment income, net of reimbursements and credits		0.59%	0.29%	0.29%
Net investment income, before reimbursements and credits		0.58%	0.28%	0.20%
Portfolio Turnover Rate		123.45%	35.17%	16.95%

(1)	Commenced investment operations on June 22, 2006.

(2)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.

(3)	Annualized for periods less than one year.

See Notes to the Financial Statements.

MULTI-MANAGER FUNDS	80	NORTHERN FUNDS PROSPECTUS

MULTI-MANAGER FUNDS

FINANCIAL HIGHLIGHTS	FOR THE FISCAL YEARS OR PERIODS ENDED MARCH 31

MULTI-MANAGER SMALL CAP FUND
Selected per share data	2010	2009	2008	2007(1)
Net Asset Value, Beginning of Period		$8.90	$11.47	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss		(0.02)	(0.04)	(0.03)
Net realized and unrealized gains (losses)		(3.34)	(1.80)	1.55
Total from Investment Operations		(3.36)	(1.84)	1.52
LESS DISTRIBUTIONS PAID:
From net realized gains		(0.01)	(0.73)	(0.05)
Total Distributions Paid		(0.01)	(0.73)	(0.05)
Net Asset Value, End of Period		$5.53	$8.90	$11.47
Total Return(2)		(37.76)%	(16.80)%	15.25%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period		$230,043	$292,068	$226,753
Ratio to average net assets of:(3)
Expenses, net of reimbursements and credits		1.40%	1.40%	1.40%
Expenses, before reimbursements and credits		1.44%	1.44%	1.54%
Net investment loss, net of reimbursements and credits		(0.31)%	(0.46)%	(0.51)%
Net investment loss, before reimbursements and credits		(0.35)%	(0.50)%	(0.65)%
Portfolio Turnover Rate		185.25%	185.20%	70.83%

(1)	Commenced investment operations on June 22, 2006.

(2)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.

(3)	Annualized for periods less than one year.

See Notes to the Financial Statements.

NORTHERN FUNDS PROSPECTUS	81	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

FOR MORE INFORMATION

ANNUAL/SEMIANNUAL REPORTS

Additional information about the Funds’ investments is available in the Funds’ annual and semiannual reports to shareholders. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year.

Additional information about the Funds and their policies also is available in the Funds’ SAI. The SAI is incorporated by reference into this Prospectus (and is legally considered part of this Prospectus).

The Funds’ annual and semiannual reports and the SAI are available free upon request by calling the Northern Funds Center at 800-595-9111 [or by sending an email request to: northern-funds@ntrs.com]. The SAI and other information are available from a financial intermediary (such as a broker-dealer or bank) through which the Funds’ shares may be purchased or sold.

TO OBTAIN OTHER INFORMATION AND FOR SHAREHOLDER INQUIRIES:

BY TELEPHONE

Call 800-595-9111

BY MAIL

Northern Funds

P.O. Box 75986

Chicago, IL 60675-5986

ON THE INTERNET

The Funds’ documents are available online and may be downloaded from:

■	The SEC’s Web site at sec.gov (text-only).

■	Northern Funds’ Web site at northernfunds.com.

You may review and obtain copies of Northern Funds’ documents by visiting the SEC’s Public Reference Room in Washington, D.C. You also may obtain copies of Northern Funds’ documents by sending your request and a duplicating fee to the SEC’s Public Reference Section, Washington, D.C. 20549-1520 or by electronic request to: publicinfo@sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090.

811-08236

MULTI-MANAGER FUNDS	82	NORTHERN FUNDS PROSPECTUS

PART B

STATEMENT OF ADDITIONAL INFORMATION

MULTI-MANAGER EMERGING MARKETS EQUITY FUND (NMMEX)

MULTI-MANAGER GLOBAL REAL ESTATE FUND (NMMGX)

MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND (NMHYX)

MULTI-MANAGER INTERNATIONAL EQUITY FUND (NMIEX)

MULTI-MANAGER LARGE CAP FUND (NMMLX)

MULTI-MANAGER MID CAP FUND (NMMCX)

MULTI-MANAGER SMALL CAP FUND (NMMSX)

NORTHERN FUNDS

(THE “TRUST”)

This Statement of Additional Information dated July 31, 2010 (the “SAI”) is not a prospectus. This SAI should be read in conjunction with the Prospectus dated July 31, 2010, as amended or supplemented from time to time, for the Multi-Manager Emerging Markets Equity Fund, Multi-Manager Global Real Estate Fund, Multi-Manager High Yield Opportunity Fund, Multi-Manager International Equity Fund, Multi-Manager Large Cap Fund, Multi-Manager Mid Cap Fund, and Multi-Manager Small Cap Fund (collectively, the “Funds”) of Northern Funds (the “Prospectus”). Copies of the Prospectus may be obtained without charge from The Northern Trust Company (the “Transfer Agent”) by writing to the Northern Funds Center, P.O. Box 75986, Chicago, Illinois 60675-5986 or by calling 800-595-9111. Capitalized terms not otherwise defined have the same meaning as in the Prospectus.

The audited financial statements and related report of [            ], an independent registered public accounting firm, contained in the annual report to the Funds’ shareholders for the fiscal year ended March 31, 2010 are incorporated herein by reference in the section entitled “Financial Statements.” No other parts of the annual report are incorporated by reference herein. Copies of the annual report may be obtained upon request and without charge by calling 800-595-9111 (toll-free).

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS SAI OR IN THE PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR ITS DISTRIBUTOR. THE PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE TRUST OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), any other government agency or The Northern Trust Company, its affiliates, subsidiaries or any other bank. An investment in a Fund involves investment risks, including possible loss of principal.

ADDITIONAL INVESTMENT INFORMATION

CLASSIFICATION AND HISTORY

Northern Funds (the “Trust”) is an open-end management investment company. Each Fund is classified as diversified under the Investment Company Act of 1940, as amended (the “1940 Act”).

Each Fund is a series of the Trust that was formed as a Delaware statutory trust on February 7, 2000 under an Agreement and Declaration of Trust (the “Trust Agreement”). The Trust also offers additional equity and fixed income funds and equity index and money market funds, which are not described in this document.

INVESTMENT OBJECTIVES AND STRATEGIES

The following supplements the investment objectives, strategies and risks of the Funds as set forth in the Prospectus. The investment objective of each Fund may be changed without shareholder approval. Except as expressly noted below, each Fund’s investment strategies may be changed without shareholder approval. In addition to the instruments discussed below and in the Prospectus, each Fund may purchase other types of financial instruments, however designated, whose investment and credit quality characteristics are determined by The Northern Trust Company of Connecticut (“NTCC”) and Northern Trust Investments, N.A. (“NTI,” and together with NTCC, the “Investment Advisers”) or any of the Sub-Advisers (as defined below), to be substantially similar to those of any other investment otherwise permitted by a Fund’s investment strategies.

To the extent required by Securities and Exchange Commission (“SEC”) regulations, shareholders of the Funds will be provided with sixty days’ notice in the manner prescribed by the SEC before any change in a Fund’s policy stated in the Prospectus to invest at least 80% of its net assets in the particular type of investment suggested by its name. For these purposes, “net assets” include the amount of any borrowings for investment purposes and the amount of “net assets” is measured at the time of purchase.

Multi-Manager Emerging Markets Equity Fund seeks to provide long-term capital appreciation through a diversified portfolio of primarily emerging market equity securities. Any income received is incidental to this objective. The Fund intends to invest in equity securities of issuers domiciled in emerging and frontier markets. Emerging and frontier markets are defined as those markets included in the MSCI Emerging Markets Index and the MSCI Frontier Markets Index. The Sub-Advisers may also consider emerging and frontier markets as classified by the World Bank, International Finance Corporation or the United Nations and other similar agencies.

Multi-Manager Global Real Estate Fund seeks to provide long-term capital appreciation and current income through a diversified portfolio of primarily global equity securities of real estate related companies. Real estate companies include companies located in a number of different countries, including the U.S. and are generally considered to be those who have significant assets, investments, activities or other business interests in real estate, or who derive a significant portion of their revenue from real estate. The Fund anticipates that it will invest greater than 25% of its assets in equity-related securities of real estate companies in the United States.

Multi-Manager High Yield Opportunity Fund seeks total return consisting of a combination of income and capital appreciation. In seeking to achieve its investment objective, the Fund will invest, under normal circumstances, at least 80% of its net assets in bonds and other fixed income securities rated below investment grade (commonly referred to as “junk bonds”). Although the Fund primarily invests in the debt obligations of domestic issuers, it may invest in fixed-income securities of foreign issuers, including issuers located in emerging market countries. The Fund’s investments in foreign issuers together with notional underlying foreign currency exposure are not expected to exceed 30%.

Multi-Manager International Equity Fund seeks to provide long-term capital appreciation through a diversified portfolio of primarily non-U.S. equity securities. Any income received is incidental to this objective. The Fund intends to invest in securities of companies domiciled outside the U.S. The Fund may invest in companies of any size located in a number of countries throughout the world but primarily in the world’s developed markets.

Multi-Manager Large Cap Fund seeks to provide long-term capital appreciation through a diversified portfolio of primarily larger market capitalization equity securities. Income is the Fund’s secondary objective. Large capitalization companies are considered to be those whose market capitalization is, at the time of investment, generally within the range of the market capitalization of the companies in the Russell 1000® Index.

Multi-Manager Mid Cap Fund seeks to provide long-term capital appreciation through a diversified portfolio of primarily medium market capitalization equity securities. Any income received is incidental to this objective. Medium capitalization companies are considered to be those whose market capitalization is, at the time of investment, generally within the range of the market capitalization of the companies in the Russell Midcap® Index.

Multi-Manager Small Cap Fund seeks to provide long-term capital appreciation through a diversified portfolio of primarily smaller market capitalization equity securities. Any income received is incidental to this objective. Small capitalization companies are considered to be those whose market capitalization is, at the time of investment, generally within the range of the market capitalization of the companies in the Russell 2000® Index or the Standard & Poor’s SmallCap 600® Index.

MULTI-MANAGER STRUCTURE

The Funds are managed by the Investment Advisers and one or more asset managers who are unaffiliated with the Investment Advisers (each a “Sub-Adviser” and together, the “Sub-Advisers”). Subject to review by the Trust’s Board of Trustees, the Investment Advisers are responsible for selecting the Funds’ investment strategies and for allocating and reallocating assets among the Sub-Advisers consistent with each Fund’s investment objective and strategies. The Investment Advisers are also responsible for recommending to the Board whether an agreement with a Sub-Adviser should be approved, renewed, modified or terminated and for monitoring and evaluating the Sub-Advisers. The Investment Advisers are also responsible for implementing procedures to ensure that each Sub-Adviser complies with the Fund’s investment objective, strategies and restrictions.

AMERICAN DEPOSITARY RECEIPTS (“ADRs”). To the extent consistent with their respective investment objectives and strategies, the Funds, except the Multi-Manager High Yield Opportunity Fund, may invest in ADRs. ADRs are receipts that are traded in the United States evidencing ownership of the underlying foreign securities and are denominated in U.S. dollars. Some institutions issuing ADRs may not be sponsored by the issuer.

A non-sponsored depository may not provide the same shareholder information that a sponsored depository is required to provide under its contractual arrangement with the issuer.

ASSET-BACKED (INCLUDING MORTGAGE-BACKED) SECURITIES. To the extent described in the Prospectus, the Funds may purchase asset-backed securities, which are securities backed by mortgages, installment contracts, credit card receivables, municipal securities or other financial assets. The investment characteristics of asset-backed securities differ from those of traditional fixed-income securities. Asset-backed securities represent interests in “pools” of assets in which payments of both interest and principal on the securities are made periodically, thus in effect “passing through” such payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as a result of mortgage prepayments. For this and other reasons, an asset-backed security normally is subject to both call risk and extension risk, and an asset-backed security’s stated maturity may be shortened. In addition, the security’s total return may be difficult to predict precisely. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities.

If an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, yield to maturity. In calculating the Multi-Manager High Yield Opportunity Fund’s average weighted maturity, the maturity of asset-backed securities will be based on estimates of average life. Prepayments on asset-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments.

Asset-backed securities acquired by the Funds may include collateralized mortgage obligations (“CMOs”). CMOs provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs ordinarily elect to be taxed as pass-through entities known as real estate mortgage investment conduits (“REMICs”). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in a variety of ways, and normally are considered derivative securities. In some cases CMOs may be highly leveraged and very speculative. The Fund will not purchase “residual” CMO interests, which normally exhibit greater price volatility.

There are a number of important differences among the agencies, instrumentalities and sponsored enterprises of the U.S. government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (“Ginnie Mae”) include Ginnie Mae Mortgage Pass-Through Certificates, which are guaranteed as to the timely payment of principal and interest by Ginnie Mae and backed by the full faith and credit of the United States, which means that the U.S. government guarantees that the interest and principal will be paid when due. Ginnie Mae is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Ginnie Mae certificates also are supported by the authority of Ginnie Mae to borrow funds from the U.S. Treasury to make payments under its guarantee.

Mortgage-backed securities issued by the Federal National Mortgage Association (“Fannie Mae”) include Fannie Mae Guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the United States, except as described below, but are supported by the right of the issuer to borrow from the U.S. Treasury. Fannie Mae is a stockholder-owned corporation chartered under an Act of the U.S. Congress. Fannie Mae certificates are guaranteed as to timely payment of the principal and interest by Fannie Mae. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”) include Freddie Mac Mortgage Participation Certificates. Freddie Mac is a corporate instrumentality of the United States, created pursuant to an Act of Congress. Freddie Mac certificates are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Mac certificates entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal after default.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating federal sponsorship of Fannie Mae and Freddie Mac. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress with regard to such sponsorship or which proposals, if any, might be enacted. Such proposals, if enacted, might materially and adversely affect the availability of government guaranteed mortgage-backed securities and the Funds’ liquidity and value.

There is risk that the U.S. government will not provide financial support to its agencies, authorities, instrumentalities or sponsored enterprises. A Fund may purchase U.S. government securities that are not backed by the full faith and credit of the United States, such as those issued by Fannie Mae and Freddie Mac. The maximum potential liability of the issuers of some U.S. government securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

The extreme and unprecedented volatility and disruption recently impacting the capital and credit markets have led to increased market concerns about Freddie Mac’s and Fannie Mae’s ability to withstand future credit losses associated with securities held in their investment portfolios, and on which they provide guarantees, without the direct support of the federal government. On September 7, 2008, both Freddie Mac and Fannie Mae were placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”). Under the plan of conservatorship, the FHFA has assumed control of, and generally has the power to direct, the operations of Freddie Mac and Fannie Mae, and is empowered to exercise all powers collectively held by their respective shareholders, directors and officers, including the power to: (1) take over the assets of and operate Freddie Mac and Fannie Mae with all the powers of the shareholders, the directors, and the officers of Freddie Mac and Fannie Mae and conduct all business of Freddie Mac and Fannie Mae; (2) collect all obligations and money due to Freddie Mac and Fannie Mae; (3) perform all functions of Freddie Mac and Fannie Mae which are consistent with the conservator’s appointment; (4) preserve and conserve the assets and property of Freddie Mac and Fannie Mae; and (5) contract for assistance in fulfilling any function, activity, action or duty of the conservator. In addition, in connection with the actions taken by the FHFA, the U.S. Treasury Department (the “Treasury”) has entered into certain preferred stock purchase agreements (“SPAs”) with each of Freddie Mac and Fannie Mae which establish the Treasury as the holder of a new class of senior preferred stock in each of Freddie Mac and Fannie Mae, which stock was issued in connection with financial contributions from the Treasury to Freddie Mac and Fannie Mae. The Treasury has also: (i) established a new secured lending credit facility which was available to Freddie Mac, Fannie Mae, and the Federal Home Loan Banks, which was intended to serve as a liquidity backstop, and which expired December 31, 2009; and (ii) initiated a temporary program to purchase residential mortgage-backed securities issued by Freddie Mac and Fannie Mae, which also expired December 31, 2009. The Treasury continues to hold a portfolio of mortgage-backed securities purchased through the facility. On December 24, 2009, the Treasury announced further amendments to the SPAs which included additional financial support through the end of 2012.

The conditions attached to the financial contribution made by the Treasury to Freddie Mac and Fannie Mae and the issuance of this senior preferred stock place significant restrictions on the activities of Freddie Mac and Fannie Mae. Freddie Mac and Fannie Mae must obtain the consent of the Treasury to: (i) make any payment to purchase or redeem its capital stock or pay any dividend other than in respect of the senior preferred stock, (ii) issue capital stock of any kind, (iii) terminate the conservatorship of the FHFA except in connection with a receivership, or (iv) increase its debt beyond certain specified levels. In addition, significant restrictions are placed on the maximum size of each of Freddie Mac’s and Fannie Mae’s respective portfolios of mortgages and mortgage-backed securities portfolios, and the purchase agreements entered into by Freddie Mac and Fannie Mae provide that the maximum size of their portfolios of these assets must decrease by a specified percentage each year. The future status and role of Freddie Mac and Fannie Mae could be impacted by (among other things) the actions taken and restrictions placed on Freddie Mac and Fannie Mae by the FHFA in its role as conservator, the restrictions placed on Freddie Mac’s and Fannie Mae’s operations and activities as a result of the senior preferred stock investment made by the Treasury, market responses to developments at Freddie Mac and Fannie Mae, and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any mortgage-backed securities guaranteed by Freddie Mac and Fannie Mae, including any such mortgage-backed securities held by the Funds.

As a result of the economic recession that commenced in the U.S. in 2008, there is a heightened risk that the receivables and loans underlying the asset-backed securities purchased by the Funds may suffer greater levels of default than was historically experienced.

In addition, privately issued mortgage-backed securities (as well as other types of asset-backed securities) do not have the backing of any U.S. government agency, instrumentality or sponsored enterprise. The seller or servicer of the underlying mortgage obligations generally will make representations and warranties to certificate-holders as to certain characteristics of the mortgage loans and as to the accuracy of certain information furnished to the trustee in respect of each such mortgage loan. Upon a breach of any representation or warranty that materially and adversely affects the interests of the related certificate-holders in a mortgage loan, the seller or servicer generally will be obligated either to cure the breach in all material respects, to repurchase the mortgage loan or, if the related agreement so provides, to substitute in its place a mortgage loan pursuant to the conditions set forth therein. Such a repurchase or substitution obligation may constitute the sole remedy available to the related certificate-holders or the trustee for the material breach of any such representation or warranty by the seller or servicer. To provide additional investor protection, some mortgage-backed securities may have various types of credit enhancements, reserve funds, subordination provisions or other features.

Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

The recent and unprecedented disruption in the residential mortgage-backed securities market (and in particular, the “subprime” residential mortgage market), the broader mortgage-backed securities market and the asset-backed securities market have resulted in downward price pressures and increasing foreclosures and defaults in residential and commercial real estate. Concerns over inflation, energy costs, geopolitical issues, the availability and cost of credit, the mortgage market and a declining real estate market have contributed to increased volatility and diminished expectations for the economy and markets going forward, and have contributed to dramatic declines in the housing market, with falling home prices and increasing foreclosures and unemployment, and significant asset write-downs by financial institutions. These conditions have prompted a number of financial institutions to seek additional capital, to merge with other institutions and, in some cases, to fail. The continuation or worsening of this general economic downturn may lead to further declines in income from, or the value of, real estate, including the real estate which secures the mortgage-backed securities held by the Funds. Additionally, a lack of credit availability, higher mortgage rates and decreases in the value of real property have occurred and may continue to occur or worsen, and potentially prevent borrowers from refinancing their mortgages, which may increase the likelihood of default on their mortgage loans. These economic conditions may also adversely affect the amount of proceeds the holder of a mortgage loan or mortgage-backed securities (including the mortgage-backed securities in which the Funds may invest) would realize in the event of a foreclosure or other exercise of remedies. Moreover, even if such mortgage-backed securities are performing as anticipated, the value of such securities in the secondary market may nevertheless fall or continue to fall as a result of deterioration in general market conditions for such mortgage-backed securities or other asset-backed or structured products. Trading activity associated with market indices may also drive spreads on those indices wider than spreads on mortgage-backed securities, thereby resulting in a decrease in value of such mortgage-backed securities, including the mortgage-backed securities owned by the Funds.

Asset-backed securities acquired by the Funds may also include collateralized debt obligations (“CDOs”). CDOs include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”) and other similarly structured securities.

A CBO is a trust or other special purpose entity (“SPE”) that is typically backed by a diversified pool of fixed-income securities (which may include high risk, below investment grade securities). A CLO is a trust or other SPE that is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present and may fail to protect a Fund against the risk of loss on default of the collateral. Certain CDOs may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments described elsewhere in this SAI. CDOs may charge management fees and administrative expenses, which are in addition to those of a Fund.

For both CBOs and CLOs, the cashflows from the SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the bonds or loans in the SPE and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CBO or CLO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as investor aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by a Fund as illiquid securities. However, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed-income securities and asset-backed securities generally discussed elsewhere in this SAI, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) a Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) the CDO’s manager may perform poorly or default.

CALCULATION OF PORTFOLIO TURNOVER RATE. The portfolio turnover rate for a Fund is calculated by dividing the lesser of purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by changes in the holdings of specific issuers, changes in country and currency weightings, cash requirements for redemption of shares and by requirements which enable the Funds to receive favorable tax treatment. [The portfolio turnover rate for the Multi-Manager Mid Cap Fund was significantly higher for the fiscal year ended March 31, 2010 than for the prior fiscal year end. The increase in the portfolio turnover rate for the Multi-Manager Mid Cap Fund was due to the addition of a new Sub-Adviser to the Fund.]

The Funds are not restricted by policy with regard to portfolio turnover and will make changes in their investment portfolios from time to time as business and economic conditions as well as market prices may dictate. Please see the Financial Highlights tables in the Funds’ prospectus for the Funds’ portfolio turnover rates for the fiscal year ended March 31, 2010.

COMMERCIAL PAPER, BANKERS’ ACCEPTANCES, CERTIFICATES OF DEPOSIT, TIME DEPOSITS AND BANK NOTES. To the extent consistent with their respective investment objectives and strategies, the Funds may invest in commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party. Bank notes generally rank junior to deposit liabilities of banks and pari passu with other senior, unsecured obligations of the bank. Bank notes are classified as “other borrowings” on a bank’s balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the FDIC or any other insurer. Deposit notes are insured by the FDIC only to the extent of $250,000 per depositor per bank.

Each Fund may invest a portion of its assets in the obligations of foreign banks and foreign branches of domestic banks. Such obligations include Eurodollar Certificates of Deposit (“ECDs”), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits (“ETDs”), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits (“CTDs”), which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee Certificates of Deposit (“Yankee CDs”), which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers’ Acceptances (“Yankee BAs”), which are U.S. dollar-denominated bankers’ acceptances issued by a U.S. branch of a foreign bank and held in the United States.

Commercial paper purchased by the Funds may include asset-backed commercial paper. Asset-backed commercial paper is issued by a SPE that is organized to issue the commercial paper and to purchase trade receivables or other financial assets. The credit quality of asset-backed commercial paper depends primarily on the quality of these assets and the level of any additional credit support.

CONVERTIBLE SECURITIES. To the extent consistent with their respective investment objectives and strategies, the Funds may invest in convertible securities. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

In selecting convertible securities, the Investment Advisers and Sub-Advisers may consider, among other factors: an evaluation of the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying common stocks; the prices of the securities relative to other comparable securities and to the underlying common stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; diversification of portfolio securities as to issuers; and whether the securities are rated by a rating agency and, if so, the ratings assigned.

The value of convertible securities is a function of their investment value (determined by yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and their conversion value (their worth, at market value, if converted into the underlying common stock). The investment value of convertible securities is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and by the credit standing of the issuer and other factors. The conversion value of convertible securities is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible securities is governed principally by their investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible securities will be increasingly influenced by their conversion value. In addition, convertible securities generally sell at a premium over their conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding fixed-income securities.

Capital appreciation for the Multi-Manager High Yield Opportunity Fund may result from an improvement in the credit standing of an issuer whose securities are held in the Fund or from a general lowering of interest rates, or a combination of both. Conversely, a reduction in the credit standing of an issuer whose securities are held by the Multi-Manager High Yield Opportunity Fund or a general increase in interest rates may be expected to result in capital depreciation to the Fund.

In general, investments in lower quality convertible securities are subject to a significant risk of a change in the credit rating or financial condition of the issuing entity. Investments in convertible securities of medium or lower quality also are likely to be subject to greater market fluctuation and to greater risk of loss of income and principal due to default than investments of higher quality fixed-income securities. Such lower quality securities generally tend to reflect short-term corporate and market developments to a greater extent than higher quality securities, which react more to fluctuations in the general level of interest rates. A Fund that invests in convertible securities generally will seek to reduce risk to the investor by diversification, credit analysis and attention to current developments in trends of both the economy and financial markets. However, while diversification reduces the effect on a Fund of any single investment, it does not reduce the overall risk of investing in lower quality securities.

CURRENCY SWAPS. To the extent consistent with their respective investment objectives and strategies, the Funds may enter into currency swap transactions for hedging purposes. These instruments are privately negotiated over-the-counter derivative products. A great deal of flexibility is possible in the way these instruments are structured. Currency swaps involve the exchange of the rights of the Fund and another party to make or receive payments in specific currencies.

Currency swaps usually involve the delivery of the entire principal amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that the amount payable by a Fund under a swap is covered by segregated cash or liquid assets, the Funds and their Investment Advisers and Sub-Advisers believe that transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund’s borrowing restrictions.

A Fund will not enter into a currency swap unless the unsecured commercial paper, senior debt or the claims-paying ability of the other party thereto is rated either A or A-1 or better by Standard & Poor’s® Rating Service (“Standard & Poor’s” or “S&P”) or Fitch Ratings (“Fitch”), or A or Prime-1 or better by Moody’s Investor Services, Inc. (“Moody’s”) or a comparable rating from another organization that is recognized as a nationally recognized statistical rating organization (“NRSRO”) or, if unrated by such rating organization, is determined to be of comparable quality by the Investment Advisers or Sub-Advisers. If there is a default by the other party to such transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. The use of currency swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Advisers or Sub-Advisers are incorrect in their forecasts of currency exchange rates the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used.

CUSTODIAL RECEIPTS FOR TREASURY SECURITIES. To the extent consistent with their respective investment objectives and strategies, the Funds may acquire U.S. government obligations and their unmatured interest coupons that have been separated (“stripped”) by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including “Treasury Income Growth Receipts” (“TIGRs”) and “Certificate of Accrual on Treasury Securities” (“CATS”). The stripped coupons are sold separately from the underlying principal, which usually is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. government obligations for federal tax purposes. The Trust is unaware of any binding legislative, judicial or administrative authority on this issue.

EQUITY SWAPS. The Funds, except the Multi-Manager High Yield Opportunity Fund, may enter into equity swap contracts to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. Equity swaps also may be used for hedging purposes, in anticipation of the purchase of securities or for liquidity management purposes. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay a Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Fund may agree to pay to the counterparty the amount, if any, by which that notional amount would have decreased in value had it been invested in the stocks. Therefore, the return to the Fund on any equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. In other cases, the counterparty and a Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).

A Fund will enter into equity swaps only on a net basis, which means that the two payment streams are netted out, with the Funds receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an equity swap defaults, a Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets to cover the Fund’s obligations, the Funds and the Investment Advisers believe that such transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund’s borrowing restrictions.

The Funds will not enter into any swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party is rated either A, or A-1 or better by S&P, or Fitch; or A or Prime-1 or better by Moody’s, or has received a comparable rating from another organization that is recognized as an NRSRO. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction.

The use of equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Advisers or a Sub-Adviser is incorrect in its forecasts of market values, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used.

EUROPEAN DEPOSITARY RECEIPTS (“EDRs”). To the extent consistent with their respective investment objectives and strategies, the Funds may invest in EDRs and Global Depositary Receipts (“GDRs”). EDRs and GDRs are receipts issued by a non-U.S. financial institution evidencing ownership of underlying foreign or U.S. securities and usually are denominated in foreign currencies. EDRs and GDRs may not be denominated in the same currency as the securities they represent. Generally, EDRs and GDRs are designed for use in the foreign securities markets.

FOREIGN CURRENCY TRANSACTIONS. In order to protect against a possible loss on investments resulting from a decline or appreciation in the value of a particular foreign currency against the U.S. dollar or another foreign currency or for other reasons, the Funds are authorized to enter into forward foreign currency exchange contracts. These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow a Fund to establish a rate of exchange for a future point in time.

When entering into a contract for the purchase or sale of a security, a Fund may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

When the Investment Advisers or Sub-Advisers anticipate that a particular foreign currency may decline relative to the U.S. dollar or other leading currencies, in order to reduce risk, a Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Fund’s securities denominated in such foreign currency. Similarly, when the securities held by a Fund create a short position in a foreign currency, a Fund may enter into a forward contract to buy, for a fixed amount, an amount of foreign currency approximating the short position. With respect to any forward foreign currency contract, it generally will not be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines or appreciation in the value of a particular foreign currency, they also limit potential gains, which might result from changes in the value of such currency. A Fund also may incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.

In addition, to the extent consistent with its investment objective and strategies, a Fund may purchase or sell forward foreign currency exchange contracts to seek to increase total return or for cross-hedging purposes and may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if the investment management team believes that there is a pattern of correlation between the two currencies.

Liquid assets equal to the amount of a Fund’s assets that could be required to consummate forward contracts will be segregated except to the extent the contracts are otherwise “covered.” The segregated assets will be valued at market or fair value. If the market or fair value of such assets declines, additional liquid assets will be segregated daily so that the value of the segregated assets will equal the amount of such commitments by the Fund. A forward contract to sell a foreign currency is “covered” if a Fund owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward contract (or call option) permitting the Fund to buy the same currency at a price that is (i) no higher than the Fund’s price to sell the currency or (ii) greater than the Fund’s price to sell the currency provided the Fund segregates liquid assets in the amount of the difference. A forward contract to buy a foreign currency is “covered” if a Fund holds a forward contract (or call option) permitting the Fund to sell the same currency at a price that is (i) as high as or higher than the Fund’s price to buy the currency or (ii) lower than the Fund’s price to buy the currency provided the Fund segregates liquid assets in the amount of the difference.

FOREIGN INVESTMENTS—GENERAL. To the extent consistent with its respective investment objective and strategies, each Fund may invest in foreign securities, including bonds and other fixed-income securities of foreign issuers. The Multi-Manager Emerging Markets Equity and International Equity Funds intend to invest a substantial portion of their assets in foreign issuers. Foreign fixed-income securities may include eurodollar convertible securities, which are fixed-income securities that are issued in U.S. dollars outside the United States and are convertible into or exchangeable for equity securities of the same or a different issuer.

Investment in foreign securities involves special risks. These include market risk, interest rate risk and the risks of investing in securities of foreign issuers and of companies whose securities are principally traded outside the United States on foreign exchanges or foreign over-the-counter markets and in investments denominated in foreign currencies. Market risk involves the possibility that security prices will decline over short or even extended periods. The markets tend to be cyclical, with periods of generally rising prices and periods of generally declining prices. These cycles will affect the value of a Fund to the extent that it invests in foreign securities. The holdings of the Funds, to the extent that they invest in fixed-income securities, will be sensitive to changes in interest rates and the interest rate environment. Generally, the prices of bonds and debt securities fluctuate inversely with interest rate changes. In addition, the performance of investments in securities denominated in a foreign currency will depend on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events which could otherwise affect the value of a foreign security (such as a change in the political climate or an issuer’s credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of a foreign currency-denominated security in terms of U.S. dollars. A rise in foreign interest rates or decline in the value of the foreign currency relative to the U.S. dollar generally can be expected to depress the value of a foreign currency-denominated security.

There are other risks and costs involved in investing in foreign securities which are in addition to the usual risks inherent in domestic investments. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks are subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements. Also, the legal remedies for investors may be more limited than the remedies available in the U.S. Additionally, many countries throughout the world are dependent on a healthy U.S. economy and are adversely affected when the U.S. economy weakens or its markets decline. For example, the recent decline in the U.S. subprime mortgage market quickly spread throughout global credit markets, triggering a liquidity crisis that affected fixed-income and equity markets around the world.

To the extent consistent with their investment objectives and strategies, the Funds may invest in foreign debt, including the securities of foreign governments. Several risks exist concerning such investments, including the risk that foreign governments may default on their obligations, may not respect the integrity of such debt, may attempt to renegotiate the debt at a lower rate, and may not honor investments by U.S. entities or citizens.

Although a Fund may invest in securities denominated in foreign currencies, its portfolio securities and other assets are valued in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time causing, together with other factors, a Fund’s net asset value (“NAV”) to fluctuate as well. Currency exchange rates can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. To the extent that a Fund’s total assets, adjusted to reflect a Fund’s net position after giving effect to currency transactions, are denominated in the currencies of foreign countries, a Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

A Fund also is subject to the possible imposition of exchange control regulations or freezes on the convertibility of currency. In addition, through the use of forward currency exchange contracts with other instruments, the respective net currency positions of the Multi-Manager Emerging Markets Equity, Global Real Estate and International Equity Funds (the “International Funds”) may expose them to risks independent of their securities positions. Although the net long and short foreign currency exposure of the Funds will not exceed their respective total asset values, to the extent that a Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater risk than it would have if it did not maintain the currency positions.

Dividends and interest payable on a Fund’s foreign portfolio securities may be subject to foreign withholding taxes. To the extent such taxes are not offset by credits or deductions allowed to investors under U.S. federal income tax law, they may reduce the net return to the shareholders. See “Taxes” on page [    ].

Investors should understand that the expense ratios of the International Funds can be expected to be higher than those funds investing primarily in domestic securities. The costs attributable to investing abroad usually are higher for several reasons, such as the higher cost of investment research, higher costs of custody of foreign securities, higher commissions paid on comparable transactions on foreign markets and additional costs arising from delays in settlements of transactions involving foreign securities.

The Funds’ income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain of the countries in which they invest, and treaties between the U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates. See “Taxes” on page [    ].

Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a Fund remain uninvested and no return is earned on such assets. The inability of a Fund to make intended security purchases or sales due to settlement problems could result in missed attractive investment opportunities, losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, possible liability to the purchaser.

Certain Funds may invest a significant percentage of their assets in the securities of issuers located in geographic regions with securities markets that are highly developed, liquid and subject to extensive regulation, including Japan. Japan’s economy grew substantially after World War II. In recent years, however, Japan’s economic growth has been substantially below the level of earlier decades, and its economy has experienced periods of recession. Japan has also experienced stagnant consumer demand and higher unemployment rates. In response to these conditions, Japan has attempted to implement changes regarding high wages and taxes, currency valuations, structural rigidities, political reform and the deregulation of its economy. These initiatives have, however, resulted in notable uncertainty and loss of public confidence. In recent years, the credit rating of Japanese government debt has been downgraded as concern increased regarding the slow progress in implementing effective structural economic reform.

Japan’s economy is heavily dependent upon international trade, and is especially sensitive to trade barriers and disputes. In particular, Japan relies on large imports of agricultural products, raw materials and fuels. The recent increases in the price of crude oil, a substantial rise in other commodity prices, or a fall-off in Japan’s manufactured exports, may affect Japan’s economy adversely. In addition, Japan is vulnerable to earthquakes, volcanoes and other natural disasters.

In November 2008, the Japanese economy officially slipped into a recession. Economists generally point to declining export growth and steep cuts in corporate spending amid the current global slowdown as the principal factors affecting the Japanese economy. The global recession has also hurt corporate profits, pushing many small businesses into bankruptcy. The decline in corporate profits, in turn, has led to decreases in corporate spending as well as declining wages and rising unemployment, further undermining the economy. The Japanese government has embarked upon various stimulus programs to revive the economy. It is uncertain at this point whether the stimulus programs undertaken thus far by the Japanese government will be successful in helping the economy recover.

This economic recession is likely compounded by Japan’s massive government debt, the aging and shrinking of the population, an unstable financial sector, low domestic consumption and certain corporate structural weaknesses. Japan’s aging and shrinking population increases the cost of the country’s pension and public welfare system and also lowers domestic demand, making Japan more dependent on exports.

The Japanese securities markets are less regulated than the U.S. markets. Evidence has emerged from time to time of distortion of market prices to serve political or other purposes. Shareholders’ rights also are not always enforced.

The common stock of many Japanese companies historically has traded at high price-earnings ratios. Differences in accounting methods, interest rates and inflation have made it difficult to compare the earnings and price-earnings ratios of Japanese companies with those of companies in other countries, especially the United States. In addition, Japan’s relatively high degree of equity security cross-holdings between banks and corporations sometimes distorts supply/demand conditions of certain securities. Such distortions may lead to higher price-earnings ratios in Japan than in other countries, although more recently the degree of such security cross-holdings has begun to diminish.

Japan has had territorial disputes and/or defense issues with China, North Korea, South Korea and Russia, among others. In the past several years, Japan’s relationship with North Korea has been especially strained because of increased nuclear and military activity by North Korea. Japan’s disputes with neighboring countries have the potential to cause uncertainty in the Japanese markets and affect the overall Japanese economy in times of crisis.

FOREIGN INVESTMENTS—EMERGING AND FRONTIER MARKETS. As noted in the Prospectus, the Multi-Manager Emerging Markets Equity Fund invests its assets primarily in countries with emerging economies or securities markets and may also invest its assets in frontier market countries. The other Multi-Manager Funds, to the extent permitted by their investment objectives and strategies, may also invest in countries with emerging economies or securities markets. Emerging and frontier market countries are generally located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central America, South America and Africa. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristics of more developed countries.

In general, the securities markets of emerging and frontier countries are less liquid, subject to greater price volatility and have a smaller market capitalization than the U.S. securities markets. In certain countries, there may be fewer publicly traded securities and the market may be dominated by a few issues or sectors. Issuers and securities markets in such countries are not subject to as extensive and frequent accounting, financial and other reporting requirements or as comprehensive government regulations as are issuers and securities markets in the U.S. In particular, the assets and profits appearing on the financial statements of emerging and frontier country issuers may not reflect their financial position or results of operations in the same manner as financial statements for U.S. issuers. Substantially less information may be publicly available about emerging and frontier country issuers than is available about issuers in the United States.

Emerging and frontier country securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. The markets for securities in certain emerging and frontier countries are in the earliest stages of their development. Even the markets for relatively widely traded securities in emerging and frontier countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging and frontier country securities may also affect a Fund’s ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.

Certain emerging and frontier market countries may have antiquated legal systems, which may adversely impact the Funds. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging and frontier market countries. Similarly, the rights of investors in emerging and frontier market companies may be more limited than those of shareholders in U.S. corporations.

Transaction costs, including brokerage commissions or dealer mark-ups, in emerging and frontier countries may be higher than in developed securities markets. In addition, existing laws and regulations are often inconsistently applied. As legal systems in emerging and frontier countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

Certain emerging and frontier countries may restrict or control foreign investments in their securities markets. These restrictions may limit a Fund’s investment in those countries and may increase the expenses of the Fund. Certain emerging and frontier countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from emerging and frontier countries may be subject to restrictions which require governmental consents or prohibit repatriation entirely for a period of time. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the Fund. A Fund may be required to establish special custodial or other arrangements before investing in certain emerging countries.

Emerging and frontier countries may be subject to a substantially greater degree of economic, political and social instability and disruption than more developed countries. This instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means; (ii) social unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection or conflict; and (vi) the absence of developed legal structures governing foreign private investments and private property. Such economic, political and social instability could disrupt the principal financial markets in which the Funds may invest and adversely affect the value of the Funds’ assets. A Fund’s investments can also be adversely affected by any increase in taxes or by political, economic or diplomatic developments.

A Fund may invest in former “east bloc” countries in Eastern Europe. Most Eastern European countries had a centrally planned, socialist economy for a substantial period of time. The governments of many Eastern European countries have more recently been implementing reforms directed at political and economic liberalization, including efforts to decentralize the economic decision-making process and move towards a market economy. However, business entities in many Eastern European countries do not have an extended history of operating in a market-oriented economy, and the ultimate impact of Eastern European countries’ attempts to move toward more market-oriented economies is currently unclear. In addition, any change in the leadership or policies of Eastern European countries may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

The economies of emerging and frontier countries may suffer from unfavorable growth of gross domestic product, rates of inflation and hyperinflation, capital reinvestment, resources, self-sufficiency and balance of payments. Many emerging and frontier countries have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. Other emerging and frontier countries, on the other hand, have recently experienced deflationary pressures and are in economic recessions. The economies of many emerging and frontier countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some emerging and frontier countries are vulnerable to weakness in world prices for their commodity exports.

Certain emerging and frontier countries may experience sudden and large adjustments in their currency, which can have a disruptive and adverse effect on foreign investors. There may be no significant foreign exchange market for certain currencies making it difficult for the Funds to engage in foreign currency transactions designed to protect the value of the Funds’ investments denominated in such currencies. Some emerging and frontier countries may impose restrictions on the free conversion of their currencies into foreign currencies, including the U.S. dollar.

Many emerging and frontier countries are highly dependent on foreign loans for their operations. There have been moratoria on, and refinancing of, repayments with respect to these loans. Some of the refinancings have imposed restrictions and conditions on the economies of such nations that have adversely affected their economic growth.

Frontier countries generally have smaller economies or less developed capital markets than traditional emerging markets and, as a result, the risks of investing in emerging market countries are magnified in frontier countries.

The Multi-Manager Emerging Markets Equity Fund invests primarily in the equity securities of issuers located in countries included in the MSCI Emerging Markets Index and Frontier Markets Index. [As of [June 30], 2010, these indices consisted of the following countries: Argentina, Bahrain, Brazil, Bulgaria, Chile, China, Colombia, Croatia, Czech Republic, Egypt, Estonia, Hungary, India, Indonesia, Israel, Jordan, Kazakhstan, Kenya, Korea, Kuwait, Lebanon, Lithuania, Malaysia, Mauritius, Mexico, Morocco, Nigeria, Oman, Pakistan, Peru, the Philippines, Poland, Qatar, Romania, Russia, Serbia, Slovenia, South Africa, Sri Lanka, Taiwan, Thailand, Trinidad and Tobago, Tunisia, Turkey, Ukraine, United Arab Emirates and Vietnam.] The Sub-Advisers may also invest in other emerging and frontier markets as classified by the World Bank, International Finance Corporation or the United Nations and other similar agencies.

FORWARD COMMITMENTS, WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. Each Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment (sometimes called delayed delivery) basis. These transactions involve a commitment by a Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions normally are negotiated directly with the other party.

A Fund will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or negotiate a commitment after entering into it. A Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. A Fund may realize a capital gain or loss in connection with these transactions.

When a Fund purchases securities on a when-issued, delayed-delivery or forward commitment basis, the Fund will segregate liquid assets having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments until three days prior to the settlement date, or will otherwise cover its position. These procedures are designed to ensure that the Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases, forward commitments and delayed-delivery transactions. For purposes of determining a Fund’s average dollar-weighted maturity, the maturity of when-issued, delayed-delivery or forward commitment securities will be calculated from the commitment date.

FUTURES CONTRACTS AND RELATED OPTIONS. Each Fund may invest in futures contracts and may purchase and sell call and put options on futures contracts for hedging purposes, in anticipation of the purchase of securities or for liquidity management purposes.

The Trust, on behalf of each Fund, has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, and, therefore, is not subject to registration or regulation as a pool operator under that Act with respect to the Funds. The Funds will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirement of the Internal Revenue Code of 1986, as amended (the “Code”) for maintaining their qualifications as regulated investment companies for federal income tax purposes.

When used as a hedge, a Fund may sell a futures contract in order to offset a decrease in the market value of its portfolio securities that might otherwise result from a market decline or currency exchange fluctuations. A Fund may do so either to hedge the value of its portfolio securities as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Fund may purchase a futures contract as a hedge in anticipation of purchase of securities. In addition, a Fund may utilize futures contracts in anticipation of changes in the composition of its portfolio holdings.

Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association (the “NFA”) nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, persons who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the Commodity Futures Trading Commission’s (the “CFTC”) regulations and the rules of the NFA and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided them by the NFA or any domestic futures exchange. In particular, a Fund’s investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

In connection with a Fund’s position in a futures contract or related option, the Fund will segregate liquid assets or will otherwise cover its position in accordance with applicable SEC requirements.

For a further description of futures contracts and related options, see Appendix B to this SAI.

ILLIQUID OR RESTRICTED SECURITIES. Each Fund may invest up to 15% of its net assets in securities that are illiquid. The Funds may purchase commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”) and securities that are not registered under the 1933 Act but can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act. These securities will not be considered illiquid so long as the Investment Advisers or Sub-Advisers determine, under guidelines approved by the Trust’s Board of Trustees, that an adequate trading market exists. This practice could increase the level of illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities.

INFLATION-INDEXED SECURITIES. The Multi-Manager High Yield Opportunity Fund may invest in inflation-indexed securities, which are fixed-income securities whose value is periodically adjusted according to the rate of inflation. Two structures are common: the U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the security; most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury have varying maturities and pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. The Fund also may invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

The taxation of inflation-indexed Treasury securities is similar to the taxation of conventional bonds. Both interest payments and the difference between original principal and the inflation-adjusted principal will be treated as interest income subject to taxation. Interest payments are taxable when received or accrued. The inflation adjustment to the principal is subject to tax in the year the adjustment is made, not at maturity of the security when the cash from the repayment of principal is received. If an upward adjustment has been made (which typically should happen), investors in non-tax-deferred accounts will pay taxes on this amount currently. Decreases in the indexed principal can be deducted only from current or previous interest payments reported as income. Inflation-indexed Treasury securities therefore have a potential cash flow mismatch to an investor, because investors must pay taxes on the inflation-adjusted principal before the repayment of principal is received. It is possible that, particularly for high income tax bracket investors, inflation-indexed Treasury securities would not generate enough income in a given year to cover the tax liability they could create. This is similar to the current tax treatment for zero-coupon bonds and other discount securities. If inflation-indexed Treasury securities are sold prior to maturity, capital losses or gains are realized in the same manner as traditional bonds. The Fund, however, distributes income on a monthly basis. Fund investors will receive dividends that represent both the interest payments and the principal adjustments of the inflation-indexed securities held in the Fund.

INSURANCE FUNDING AGREEMENTS. To the extent consistent with their respective investment objectives and strategies, each Fund, except the Multi-Manager High Yield Opportunity Fund, may invest in insurance funding agreements (“IFAs”). An IFA is normally a general obligation of the issuing insurance company and not a separate account. The purchase price paid for an IFA becomes part of the general assets of the insurance company, and the contract is paid from the company’s general assets. Generally, IFAs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in IFAs may not exist. Therefore, IFAs will be subject to a Fund’s limitation on illiquid investments when the Fund may not demand payment of the principal amount within seven days and a reliable trading market is absent.

INTEREST RATE SWAPS, TOTAL RATE OF RETURN SWAPS, CREDIT SWAPS AND INTEREST RATE FLOORS, CAPS AND COLLARS. To the extent consistent with its investment objective and strategies, the Multi-Manager High Yield Opportunity Fund may enter into interest rate, total rate of return and credit swap transactions and transactions involving interest rate floors, caps and collars for hedging purposes. These instruments are privately negotiated over-the-counter derivative products. A great deal of flexibility is possible in the way these instruments are structured. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. The purchase of an interest rate floor or cap entitles the purchaser to receive payments of interest on a notional principal amount from the seller, to the extent the specified index falls below (floor) or exceeds (cap) a predetermined interest rate. An interest rate collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Total rate of return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. Credit swaps are contracts involving the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or, in the case of credit default swaps, the right to receive or make a payment from the other party, upon the occurrence of specific credit events.

Some transactions, such as interest rate swaps and total rate of return swaps are entered into on a net basis; i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If the other party to such a transaction defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. In contrast, other transactions involve the payment of the gross amount owed. To the extent that the amount payable by the Fund under a swap or an interest rate floor, cap or collar is covered by segregated cash or liquid assets, the Fund and its Investment Advisers and Sub-Advisers believe that the transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions.

Credit default swaps are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive from the counterparty a payment equal to the par (or other agreed-upon) value of a referenced debt obligation in the event of a default by the issuer of the debt obligation. The use of credit default swaps may be limited by the Fund’s limitations on illiquid investments.

When used for hedging purposes, the Fund would be the buyer of a credit default swap contract. In that case, the Fund would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or non-U.S. issuer, on the debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. Credit default swaps involve the risk that the investment may expire worthless and would generate income only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk—that the seller may fail to satisfy its payment obligations to the Fund in the event of a default.

When the Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

The Fund will not enter into a total rate of return, credit or interest rate swap or interest rate floor, cap or collar transaction unless the unsecured commercial paper, senior debt or the claims-paying ability of the other party thereto is rated either A or A-1or better by S&P or Fitch, or A or Prime-1 or better by Moody’s or a comparable rating from another organization that is recognized as an NRSRO or, if unrated by such rating organization, is determined to be of comparable quality by the Investment Advisers and Sub-Advisers. If there is a default by the other party to such transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The use of interest rate, total rate of return and credit swaps, as well as interest rate caps, floors and collars, is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Advisers and Sub-Advisers are incorrect in their forecasts of market values and interest rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used.

INVESTMENT COMPANIES. With respect to the investments of the Funds in the securities of other affiliated and unaffiliated investment companies, such investments will be limited so that, as determined after a purchase is made, either: (a) not more than 3% of the total outstanding stock of such investment company will be owned by a Fund, the Trust as a whole and its affiliated persons (as defined in the 1940 Act); or (b) (i) not more than 5% of the value of the total assets of a Fund will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate securities of investment companies as a group and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. These limits will not apply to the investment of uninvested cash balances in shares of registered or unregistered money market funds whether affiliated or unaffiliated. The foregoing exemption, however, only applies to an unregistered money market fund that (i) limits its investments to those in which a money market fund may invest under Rule 2a-7 of the 1940 Act, and (ii) undertakes to comply with all the other provisions of Rule 2a-7.

The Funds may invest uninvested cash in the Diversified Assets Portfolio (the “Portfolio”) of Northern Institutional Funds, an investment company which is advised by NTI. The Portfolio seeks to maximize current income consistent with the preservation of capital and maintenance of liquidity by investing exclusively in high-quality money market instruments. The Portfolio and the Funds treat investments in the Portfolio as the purchase and redemption of the Portfolio’s Shares. Any Fund investing in the Portfolio pursuant to the exemptive order participates equally on a pro rata basis in all income, capital gains and net assets of the Portfolio, and will have all rights and obligations of a shareholder, as provided in the Trust Agreement, including voting rights. In addition to the advisory, administration, transfer agency and custody fees payable by the Funds to the Investment Adviser and/or its affiliates, each Fund that invests its uninvested cash in the Portfolio pursuant to the terms of the exemptive order will bear indirectly a proportionate share of the Portfolio’s operating expenses, which include the foregoing fees. Currently, the aggregate annual rate of advisory, administration, transfer agency and custodial fees payable to the Investment Adviser and/or its affiliates on the uninvested cash invested in the Portfolios is 0.35%. The Investment Adviser is currently reimbursing each of the Funds invested in the Portfolio for the advisory fees received by NTI from the Portfolio in respect of each Fund’s assets invested in the Portfolio. The exemptive order requires the Funds’ Board to determine before a vote on the Advisory Agreement (as defined on page [    ]) that the advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds are not for duplicative services.

Investments by the Funds in other investment companies, including exchange-traded funds (“ETFs”), will be subject to the limitations of the 1940 Act except as permitted by SEC orders. The Funds may rely on SEC orders that permit them to invest in certain ETFs beyond the limits contained in the 1940 Act, subject to certain terms and conditions. Generally, these terms and conditions require the Board to approve policies and procedures relating to certain of a Fund’s investments in ETFs. These policies and procedures require, among other things, that (i) the Investment Advisers and Sub-Advisers conduct a Fund’s investment in ETFs without regard to any consideration received by the Fund or any of its affiliated persons and (ii) the Investment Advisers and Sub-Advisers certify to the Board quarterly that they have not received any consideration in connection with an investment by a Fund in an ETF, or if it has, the amount and purpose of the consideration will be reported to the Board and an equivalent amount of advisory fees shall be waived by the Investment Advisers and Sub-Advisers.

Certain investment companies whose securities are purchased by the Funds may not be obligated to redeem such securities in an amount exceeding 1% of the investment company’s total outstanding securities during any period of less than 30 days. Therefore, such securities that exceed this amount may be illiquid.

If required by the 1940 Act, each Fund expects to vote the shares of other investment companies that are held by it in the same proportion as the vote of all other holders of such securities.

To the extent consistent with its investment objective and strategies, a Fund may invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, strategy and restrictions as the Fund. However, each Fund currently intends to limit its investments in securities issued by other investment companies to the extent described above. A Fund may adhere to other limitations with respect to its investments in securities issued by other investment companies if required or permitted by the SEC or deemed to be in the best interests of the Trust.

As noted in the Prospectus, the Funds may invest in securities of other investment companies subject to the restrictions set forth above. The securities may include: iShares®, Standard & Poor’s Depositary Receipts® (“SPDRs”) and similar securities of other investment companies.

iShares are shares of an investment company that invests substantially all of its assets in securities included in specified indices, including the Morgan Stanley Capital International (“MSCI”) indices for various countries and regions. iShares are listed on a national securities exchange (an “exchange”), and were initially offered to the public in 1996. The market prices of iShares are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of iShares on the exchange on which they are listed. In addition, there is no assurance that the requirements of the exchange necessary to maintain the listing of iShares will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares should occur in the future, the liquidity and value of a Fund’s shares also could be substantially and adversely affected, and a Fund’s ability to provide investment results approximating the performance of securities in a designated index could be impaired. If such disruptions were to occur, a Fund could be required to reconsider the use of iShares as part of its investment strategy.

SPDRs are interests in a unit investment trust (“UIT”) that may be obtained from the UIT or purchased in the secondary market (SPDRs are listed on an exchange). The UIT will issue SPDRs in aggregations known as “Creation Units” in exchange for a “Portfolio Deposit” consisting of (i) a portfolio of securities substantially similar to the component securities (“Index Securities”) of an underlying index, (ii) a cash payment equal to a pro rata portion of the dividends accrued on the UIT’s portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities and (iii) a cash payment or credit (“Balancing Amount”) designed to equalize the NAV of an underlying index and the NAV of a Fund Deposit.

SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, a Fund must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, a Fund will receive Index Securities and cash identical to the Fund Deposit required of an investor wishing to purchase a Creation Unit that day.

The price of SPDRs is derived from and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by a Fund could result in losses on SPDRs.

MISCELLANEOUS. Securities may be purchased on margin only to obtain such short-term credits as are necessary for the clearance of purchases and sales of securities. The Funds may, however, make short sales against-the-box.

MORTGAGE DOLLAR ROLLS. The Funds may enter into mortgage “dollar rolls” in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical, securities on a specified future date. A Fund gives up the right to receive principal and interest paid on the securities sold. However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a Fund. Each Fund will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. The benefits derived from the use of mortgage dollar rolls may depend upon the Investment Advisers’ or Sub-Advisers’ ability to correctly predict mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed.

For financial reporting and tax purposes, each Fund proposes to treat mortgage dollar rolls as two separate transactions; one transaction involving the purchase of a security and a separate transaction involving a sale. No Fund currently intends to enter into mortgage dollar rolls that are accounted as a financing.

Mortgage dollar rolls involve certain risks, including the following: if the broker-dealer to whom a Fund sells the security becomes insolvent, a Fund’s right to purchase or repurchase the mortgage-related securities subject to the mortgage dollar roll may be restricted. Also, the instrument that the Fund is required to repurchase may be worth less than an instrument which the Fund originally held. Successful use of mortgage dollar rolls will depend upon the Investment Advisers’ or Sub-Advisers’ ability to manage a Fund’s interest rate and mortgage prepayments exposure. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed. The use of this technique may diminish the investment performance of a Fund compared with what such performance would have been without the use of mortgage dollar rolls.

OPTIONS. To the extent consistent with its investment objective and strategies, each Fund may buy put options and buy call options and write covered call and secured put options. Such options may relate to particular securities, foreign and domestic stock indices, financial instruments, foreign currencies or the yield differential between two securities (“yield curve options”) and may or may not be listed on a domestic or foreign securities exchange or issued by the Options Clearing Corporation. A call option for a particular security or currency gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price prior to the expiration of the option, regardless of the market price of the security or currency. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security or currency gives the purchaser the right to sell the security or currency at the stated exercise price prior to the expiration date of the option, regardless of the market price of the security or currency. In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

The Funds will write call options only if they are “covered.” In the case of a call option on a security or currency, the option is “covered” if a Fund owns the security or currency underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are segregated) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian a portfolio of securities substantially replicating the index, or liquid assets equal to the contract value. A call option also is covered if a Fund holds a call on the same security, currency or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the Fund segregates liquid assets in the amount of the difference.

All put options written by a Fund would be covered, which means that such Fund will segregate cash or liquid assets with a value at least equal to the exercise price of the put option or will use the other methods described in the next sentence. A put option also is covered if a Fund holds a put option on the same security or currency as the option written where the exercise price of the option held is (i) equal to or higher than the exercise price of the option written, or (ii) less than the exercise price of the option written provided the Fund segregates liquid assets in the amount of the difference.

With respect to yield curve options, a call (or put) option is covered if a Fund holds another call (or put) option on the spread between the same two securities and segregates liquid assets sufficient to cover the Fund’s net liability under the two options. Therefore, the Fund’s liability for such a covered option generally is limited to the difference between the amount of the Fund’s liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options also may be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations.

A Fund’s obligation to sell subject to a covered call option written by it, or to purchase a security or currency subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security or currency, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying security or currency or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security or currency (in the case of a covered call option) or liquidate the segregated assets (in the case of a secured put option) until the option expires or the optioned security or currency is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the instrument during such period.

When a Fund purchases an option, the premium paid by it is recorded as an asset of the Fund. When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund’s statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the current bid price. If an option purchased by the Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

There are several risks associated with transactions in certain options. For example, there are significant differences between the securities, currency and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

REAL ESTATE INVESTMENT TRUSTS. The Multi-Manager Global Real Estate Fund may invest without limit in real estate investment trust (“REITs”). To the extent consistent with their respective investment objectives and strategies, the other Funds may also invest in REITs. REITs are pooled investment vehicles which invest primarily in real estate or real estate related loans. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Equity REITs may further be categorized by the type of real estate securities they own, such as apartment properties, retail shopping centers, office and industrial properties, hotels, healthcare facilities, manufactured housing and mixed property types. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Code. A Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Fund.

Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs (especially mortgage

REITs) are also subject to interest rate risks. Investing in REITs also involves risks similar to those associated with investing in small capitalization companies. That is, they may have limited financial resources, may trade less frequently and in a limited volume and may be subject to abrupt or erratic price movements in comparison to larger capitalization companies.

In addition, the value of such securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund. Because investments in mortgage-related securities are interest sensitive, the ability of the issuer to reinvest or to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy. For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation’s money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligation.

REPURCHASE AGREEMENTS. Each Fund may agree to purchase portfolio securities from financial institutions subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price (“repurchase agreements”). Repurchase agreements are considered to be loans under the 1940 Act. Although the securities subject to a repurchase agreement may bear maturities exceeding one year, settlement for the repurchase agreement will never be more than one year after the Fund’s acquisition of the securities and normally will be within a shorter period of time. Securities subject to repurchase agreements normally are held either by the Trust’s custodian or subcustodian (if any), or in the Federal Reserve/Treasury Book-Entry System. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest). Default by the seller would, however, expose a Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. In addition, in the event of a bankruptcy, the Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is unenforceable.

REVERSE REPURCHASE AGREEMENTS. Each Fund may borrow funds by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price (“reverse repurchase agreements”). The Funds may use the proceeds of reverse repurchase agreements to purchase other securities either maturing, or under an agreement to resell, on a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price. The Funds will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, the Funds will segregate liquid assets in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

RISKS RELATED TO SMALL COMPANY SECURITIES. To the extent consistent with their respective investment objectives and strategies, the Funds may invest in small company securities. Small capitalization stocks will be the principal investments for the Multi-Manager Small Cap Fund. While the Sub-Advisers to the Multi-Manager Emerging Markets Equity, Global Real Estate and Small Cap Funds believe that smaller companies can provide greater growth potential than larger, more mature firms, investing in the securities of such companies also involves greater risk, portfolio price volatility and cost. Securities of such issuers may lack sufficient market liquidity to enable the Multi-Manager Emerging Markets Equity, Global Real Estate and Small Cap Funds to effect sales at an advantageous time or without a substantial drop in price. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies and may have a greater sensitivity to changing economic conditions. Smaller companies also face a greater risk of business failure. As a result, their performance can be more volatile, which could increase the volatility of the Multi-Manager Emerging Markets Equity, Global Real Estate and Small Cap Funds’ portfolios. Generally, the smaller the company size, the greater these risks.

The values of small company stocks will frequently fluctuate independently of the values of larger company stocks. Small company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. You should, therefore, expect that the NAV of these Funds’ shares will be more volatile than, and may fluctuate independently of, broad stock market indices such as the Standard & Poor’s 500® Index (the “S&P 500 Index”).

The additional costs associated with the acquisition of small company stocks include brokerage costs, market impact costs (that is, the increase in market prices which may result when the Fund purchases thinly traded stock) and the effect of the “bid-ask” spread in small company stocks. These costs will be borne by all shareholders and may negatively impact investment performance.

RISKS RELATED TO MEDIUM AND LOWER QUALITY SECURITIES. To the extent consistent with their respective investment objectives and strategies, the Funds may invest in medium and lower quality securities. The Multi-Manager High Yield Opportunity Fund invests primarily in lower quality securities and may invest in medium quality securities. Fixed-income securities rated Baa3 or BBB- are considered medium quality obligations with speculative characteristics. Fixed-income securities rated below Baa3 or BBB- are considered lower quality and are regarded as having significant speculative characteristics. Investment grade bonds are rated at least Baa3 by Moody’s or BBB- by S&P, the equivalent by another NRSRO or, if unrated, of equal quality in the opinion of the Investment Advisers and Sub-Advisers. Descriptions of ratings of bonds are contained in Appendix A. Investments in medium and lower quality securities present special risk considerations. Medium quality securities, although considered investment grade, also are considered to have speculative characteristics. Lower quality securities are considered predominantly speculative by traditional investment standards. In some cases, these lower quality obligations may be highly speculative and have poor prospects for reaching investment grade standard. While any investment carries some risk, certain risks associated with lower quality securities are different than those for investment-grade securities. The risk of loss through default is greater because lower quality securities usually are unsecured and are often subordinate to an issuer’s other obligations. Additionally, the issuers of these securities frequently have high debt levels and are thus more sensitive to difficult economic conditions, individual corporate developments and rising interest rates. Consequently, the market price of these securities may be quite volatile and may result in wider fluctuations of a Fund’s NAV per share.

There remains some uncertainty about the performance level of the market for lower quality securities under adverse market and economic environments. An economic downturn or increase in interest rates could have a negative impact on both the market for lower quality securities (resulting in a greater number of bond defaults) and the value of lower quality securities held in the portfolio of investments.

The economy and interest rates can affect lower quality securities differently than other securities. For example, the prices of lower quality securities are more sensitive to adverse economic changes or individual corporate developments than are the prices of higher quality investments. In addition, during an economic downturn or period in which interest rates are rising significantly, highly leveraged issuers may experience financial difficulties, which, in turn, would adversely affect their ability to service their principal and interest payment obligations, meet projected business goals and obtain additional financing.

The market value of lower quality securities tends to reflect individual corporate developments to a greater extent than that of higher quality securities, which react primarily to fluctuations in the general level of interest rates. Lower quality securities are often issued in connection with a corporate reorganization or restructuring or as a part of a merger, acquisition, takeover or similar event. They also are issued by less established companies seeking to expand. Such issuers are often highly leveraged, may not have available to them more traditional methods of financing and generally are less able than more established or less leveraged entities to make scheduled payments of principal and interest in the event of adverse economic developments or business conditions.

A holder’s risk of loss from default is significantly greater for lower quality securities than is the case for holders of other debt securities because such securities generally are unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by a Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by a Fund of its initial investment and any anticipated income or appreciation will be uncertain. A Fund also may incur additional expenses in seeking recovery on defaulted securities. If an issuer of a security defaults, a Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty would likely result in increased volatility for the market prices of lower quality securities as well as a Fund’s NAV. In general, both the prices and yields of lower quality securities will fluctuate.

The secondary market for lower quality securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher quality securities. In addition, market trading volume for high yield fixed-income securities generally is lower and the secondary market for such securities could contract under adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the market price and a Fund’s ability to dispose of particular portfolio investments. A less developed secondary market also may make it more difficult for a Fund to obtain precise valuations of the high yield securities in its portfolio.

The adoption of new legislation could adversely affect the secondary market for high yield securities and the financial condition of issuers of these securities. The form of any future legislation, and the probability of such legislation being enacted, is uncertain.

In certain circumstances, it may be difficult to determine a security’s fair value due to a lack of reliable objective information. Such instances occur where there is not an established secondary market for the security or the security is lightly traded. As a result, a Fund’s valuation of a security and the price it is actually able to obtain when it sells the security could differ.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of lower quality convertible securities held by a Fund, especially in a thinly traded market. Illiquid or restricted securities held by a Fund may involve special registration responsibilities, liabilities and costs, and could involve other liquidity and valuation difficulties.

The ratings of S&P, Dominion Bond Rating Service Limited (“Dominion”), Moody’s and Fitch evaluate the safety of a lower quality security’s principal and interest payments, but do not address market value risk. Because the ratings of the rating agencies may not always reflect current conditions and events, in addition to using recognized rating agencies and other sources, the Investment Advisers or Sub-Advisers perform their own analysis of the issuers whose lower quality securities the Funds purchase. Because of this, a Fund’s performance may depend more on its Investment Advisers’ or Sub-Advisers’ credit analysis than is the case of mutual funds investing in higher quality securities.

In selecting lower quality securities, the Investment Advisers or Sub-Advisers consider factors such as those relating to the creditworthiness of issuers, the ratings and performance of the securities, the protections afforded the securities and the diversity of a Fund’s investment portfolio. The Investment Advisers or Sub-Advisers monitor the issuers of lower quality securities held by a Fund for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of the Fund so that it can meet redemption requests.

SHORT SALES AGAINST-THE-BOX. The Funds may engage in short sales “against-the-box.” In a short sale, the seller sells a borrowed security and has a corresponding obligation to the lender to deliver the identical security. The seller does not immediately return the securities sold and is said to have a short position in those securities until delivery occurs. While a short sale is made by selling a security the seller does not own, a short sale is “against-the-box” to the extent that the seller contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. It may be entered into by a Fund, for example, to lock in a sales price for a security the Fund does not wish to sell immediately. If a Fund sells securities short against-the-box, it may protect itself from loss if the price of the security declines in the future, but will lose the opportunity to profit on such securities if the price rises.

SPECIALIZED OWNERSHIP VEHICLES. Specialized ownership vehicles pool investors’ funds for investment primarily in income-producing real estate or real estate related loans or interests. Such specialized ownership vehicles in which the Multi-Manager Emerging Markets Equity, Global Real Estate and High Yield Opportunity Funds may invest include property unit trusts, REITs and other similar specialized investment vehicles. Investments in such specialized ownership vehicles may have favorable or unfavorable legal, regulatory or tax implications for the Multi-Manager Emerging Markets Equity, Global Real Estate and High Yield Opportunity Funds and, to the extent such vehicles are structured similarly to investment funds, a shareholder in Multi-Manager Emerging Markets Equity, Global Real Estate and High Yield Opportunity Funds will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly the expenses of the specialized ownership vehicle.

STANDBY COMMITMENTS. The Multi-Manager High Yield Opportunity Fund may enter into standby commitments with respect to municipal instruments held by it. Under a standby commitment, a dealer agrees to purchase at the Fund’s option a specified municipal instrument. Standby commitments may be exercisable by the Multi-Manager High Yield Opportunity Fund at any time before the maturity of the underlying municipal instruments and may be sold, transferred or assigned only with the instruments involved.

The Fund expects that standby commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for a standby commitment either separately in cash or by paying a higher price for municipal instruments which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding standby commitments held by the Fund will not exceed 1/2 of 1% of the value of the Fund’s total assets calculated immediately after each standby commitment is acquired.

The Fund intends to enter into standby commitments only with dealers, banks and broker-dealers which, in the Investment Advisers’ and Sub-Advisers’ opinions, present minimal credit risks. The Fund will acquire standby commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a standby commitment will not affect the valuation of the underlying municipal instrument. The actual standby commitment will be valued at zero in determining NAV. Accordingly, where the Fund pays directly or indirectly for a standby commitment, the Fund’s costs will be reflected as an unrealized loss for the period during which the commitment is held by the Fund and will be reflected in realized gain or loss when the commitment is exercised or expires.

STOCK AND BOND INDICES. The FTSE® EPRA®/NAREIT® Global Index (the “FTSE EPRA/NAREIT Index”) is a free float market capitalization-weighted real estate index designed to represent publicly traded equity REITs and listed property companies globally. Expanded in December 2008, the FTSE EPRA/NAREIT Index covers both developed and emerging markets and is eligible to invest in 48 countries worldwide. [As of June 30, 2010, the FTSE EPRA/NAREIT Index consisted of the following 33 developed and emerging markets countries: Australia, Austria, Belgium, Brazil, Canada, China, Egypt, Finland, France, Germany, Greece, Hong Kong, India, Indonesia, Italy, Japan, Malaysia, Mexico, the Netherlands, New Zealand, Norway, the Philippines, Poland, Singapore, South Africa, South Korea, Sweden, Switzerland, Taiwan, Thailand, Turkey, the United Kingdom and the United States.]

The Merrill Lynch High Yield Master II Constrained Index is a market value-weighted index of all domestic and yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. The Merrill Lynch U.S High Yield Master II Constrained Index limits any individual issuer to a maximum of 2% benchmark exposure.

The MSCI ACWI® Ex-U.S. Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the U.S. As of [June 30], 2010 the MSCI ACWI Ex-U.S. Index consisted of the following [44] developed and emerging market countries: [Australia, Austria, Belgium, Brazil, Canada, Chile, China, Columbia, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Italy, Japan, Korea, Malaysia, Mexico, Morocco, the Netherlands, New Zealand, Norway, Peru, the Philippines, Poland, Portugal, Russia, Singapore, South Africa, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey and the United Kingdom.]

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. As of [June 30], 2010 the MSCI Emerging Markets Index consisted of the following [22] emerging market country indices: [Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.]

The MSCI Frontier Markets Index is a free float-adjusted market capitalization index that is designed to track the performance of a range of equity markets outside the traditional developed and emerging markets. As of [June 30], 2010, the MSCI Frontier Markets Index consisted of the following [25] frontier country indices: [Argentina, Bahrain, Bulgaria, Croatia, Estonia, Jordan, Kazakhstan, Kenya, Kuwait, Lebanon, Lithuania, Mauritius, Nigeria, Oman, Pakistan, Qatar, Romania, Serbia, Slovenia, Sri Lanka, Trinidad and Tobago, Tunisia, Ukraine, United Arab Emirates and Vietnam.]

The Multi-Manager Emerging Markets Equity and International Equity Funds are not sponsored, endorsed, sold or promoted by MSCI, any of its affiliates, any of its information providers or any other third party involved in, or related to, compiling, computing or creating any MSCI Index (collectively, the “MSCI Parties”). The MSCI Indices are the exclusive property of MSCI. MSCI and MSCI Index names are service mark(s) of MSCI or its affiliates and have been licensed for use for certain purposes by Northern Trust. None of the MSCI Parties makes any representation or warranty, express or implied, to the issuer or owners of this financial product or any other person or entity regarding the advisability of investing in the Multi-Manager Emerging Markets Equity and International Equity Funds or the ability of any MSCI Index to track corresponding stock market performance. MSCI or its affiliates are the licensors of certain trademarks, service marks and trade names and of the MSCI Indices which are determined, composed and calculated by MSCI without regard to the Multi-Manager Emerging Markets Equity and International Equity Funds or the issuer or shareholders of the Multi-Manager Emerging Markets Equity and International Equity Funds or any other person or entity. None of the MSCI Parties has any obligation to take the needs of the Trust or shareholders of the Multi-Manager Emerging Markets Equity and International Equity Funds or any other person or entity into consideration in determining, composing or calculating the MSCI Indices. None of the MSCI Parties is responsible for or has participated in the determination of the timing of, prices at, or number of shares of the Multi-Manager Emerging Markets Equity and International Equity Funds to be issued or in the determination or calculation of the equation by or the consideration into which the Multi-Manager Emerging Markets Equity and International Equity Funds is redeemable. Further, none of the MSCI Parties has any obligation or liability to the issuer or shareholders of the Multi-Manager Emerging Markets Equity and International Equity Funds or any other person or entity in connection with the administration, marketing or offering of the Multi-Manager Emerging Markets Equity and International Equity Funds.

Although MSCI shall obtain information for inclusion in or for use in the calculation of the MSCI Indices from sources that MSCI considers reliable, none of the MSCI Parties warrants or guarantees the originality, accuracy and/or the completeness of any MSCI Index or any data included therein. None of the MSCI Parties makes any warranty, express or implied, as to results to be obtained by the issuer of the Multi-Manager Emerging Markets Equity Fund, owners of the Multi-Manager Emerging Markets Equity Fund, or any other person or entity, from the use of any MSCI Index or any data included therein. None of the MSCI Parties shall have any liability for any errors, omissions or interruptions of or in connection with any MSCI Index or any data included therein. Further, none of the MSCI Parties makes any express or implied warranties of any kind, and the MSCI Parties hereby expressly disclaim all warranties of merchantability and fitness for a particular purpose, with respect to each MSCI Index and any data included therein. Without limiting any of the foregoing, in no event shall any of the MSCI Parties have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 31% of the total market capitalization of the Russell 1000 Index. As of [June 30], 2010, the average market capitalization was approximately $[            ] billion; the median market capitalization was approximately $[            ] billion. The largest company in the index had an approximate market capitalization of $[            ] billion.

The Russell 1000 Index is an unmanaged index which measures the performance of the 1,000 largest companies in the Russell 3000® Index, based on market capitalization, which represents approximately [    ]% of the total market capitalization of the Russell 3000 Index. As of [June 30], 2010, the average market capitalization was approximately $[            ] billion.

The Russell 2000 Index is an unmanaged index which measures the performance of the 2,000 smallest of the 3,000 largest U.S. companies, based on market capitalization, which represents approximately [    ]% of the total market capitalization of the Russell 3000 Index. As of [June 30], 2010, the average market capitalization was approximately $[            ] million; the median market capitalization was approximately $[            ] million, and the largest company in the index had an approximate market capitalization of $[            ] billion.

The Russell 3000 Index is an unmanaged index measuring the performance of the 3,000 largest companies based on total market capitalization, which represents approximately [    ]% of the investable U.S. equity market as of [June 30], 2010. As of June 30, 2010, the average market capitalization was approximately $[            ] billion.

The S&P Composite 1500® Index is a broad-based capitalization-weighted index representing the large cap, mid cap and small cap segments of the U.S. equity market.

The S&P SmallCap 600 Index is an unmanaged small cap index which measures the performance of the 600 smallest stocks in the S&P Composite 1500 Index. These stocks comprise [    ]% of the U.S. domestic equities market. As of June 30, 2010, the market capitalization of the companies in the S&P SmallCap 600 Index was between $[            ] million and $[            ] billion.

STRIPPED SECURITIES. To the extent consistent with its respective investment objective and strategies, each Fund may purchase stripped securities. The Treasury Department has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as “Separate Trading of Registered Interest and Principal of Securities” or “STRIPS.” The Funds may purchase securities registered in the STRIPS program. Under the STRIPS program, a Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

Other types of stripped securities may be purchased by the Funds, including stripped mortgage-backed securities (“SMBS”). SMBS usually are structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class receives all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, a Fund may fail to recoup fully its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest generally are higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns also are volatile and there is a risk that the initial investment will not be recouped fully. SMBS issued by the U.S. government (or a U.S. government agency, instrumentality or sponsored enterprise) may be considered liquid under guidelines established by the Trust’s Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the NAV per share.

STRUCTURED SECURITIES. The Multi-Manager High Yield Opportunity Fund may purchase structured securities. These fixed-income instruments are structured to recast the investment characteristics of the underlying security or reference asset. If the issuer is a UIT or other special purpose vehicle, the structuring will typically involve the deposit with or purchase by such issuer of specified instruments (such as commercial bank loans or securities) and/or the execution of various derivative transactions, and the issuance by that entity of one or more classes of securities (structured securities) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Investments in these securities may be structured as a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher rates of return and present greater risks than unsubordinated structured products.

The Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. These securities generally are exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments. Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the underlying security or reference asset. Structured securities may also be more volatile, less liquid, and more difficult to price accurately than less complex securities or more traditional debt securities.

SUPRANATIONAL BANK OBLIGATIONS. Each Fund, to the extent consistent with its investment objective and strategies, may invest in obligations of supranational banks. Supranational banks are international banking institutions designed or supported by national governments to promote economic reconstruction, development or trade among nations (e.g., the World Bank). Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries and there is no assurance that these commitments will be undertaken or met in the future.

U.S. GOVERNMENT OBLIGATIONS. Examples of the types of government obligations that may be acquired by the Funds include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, the Federal National Mortgage Association (“Fannie Mae”), the Government National Mortgage Association (“Ginnie Mae”), General Services Administration, Central Bank for Cooperatives, the Federal Home Loan Mortgage Corporation (“Freddie

Mac”), Federal Intermediate Credit Banks and the Maritime Administration.

Securities guaranteed as to principal and interest by the U.S. government or by its agencies, instrumentalities or sponsored enterprises also are deemed to include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or by any agency, instrumentality or sponsored enterprise thereof, and (ii) participations in loans made to foreign governments or their agencies that are so guaranteed.

To the extent consistent with their respective investment objectives and strategies, the Funds may invest in a variety of U.S. Treasury obligations and obligations issued by or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. Not all government obligations carry the same credit support. No assurance can be given that the U.S. government would provide financial support to its agencies, instrumentalities or sponsored enterprises if it were not obligated to do so by law. There is no assurance that these commitments will be undertaken or complied with in the future. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited. In the absence of a suitable secondary market, such participations are generally considered illiquid.

VARIABLE AND FLOATING RATE INSTRUMENTS. Variable and floating rate instruments have interest rates that periodically are adjusted either at set intervals or that float at a margin in relation to a generally recognized index rate. These instruments include long-term variable and floating rate bonds (sometimes referred to as “put bonds”) where a Fund obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at a specified date and also includes leveraged inverse floating rate instruments (“inverse floaters”).

With respect to the variable and floating rate instruments that may be acquired by the Funds, the Investment Advisers or Sub-Advisers will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to demand features, will monitor their financial status and ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument meets the Funds’ quality requirements, the issuer’s obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend.

Variable and floating rate instruments that may be purchased by the Funds include variable amount master demand notes, which permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. Variable and floating rate instruments also include leveraged inverse floaters. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. The Funds may deem the maturity of variable and floating rate instruments to be less than their stated maturities based on their variable and floating rate features and/or their put features. Unrated variable and floating rate instruments will be determined by the Investment Advisers or Sub-Advisers to be of comparable quality at the time of purchase to rated instruments which may be purchased by the Funds.

Variable and floating rate instruments including inverse floaters held by a Fund will be subject to the Fund’s limitation on illiquid investments, absent a reliable trading market, when the Fund may not demand payment of the principal amount within seven days. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Fund is not entitled to exercise its demand rights. As a result, the Fund could suffer a loss with respect to these instruments.

WARRANTS. The Funds may purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The Multi-Manager High Yield Opportunity Fund will generally only purchase these securities if they are acquired along with investments in debt or convertible securities. The prices of warrants do not necessarily correlate with the prices of the underlying shares. The purchase of warrants involves the risk that a Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant’s expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

YIELDS AND RATINGS. The yields on certain obligations, including the instruments in which the Funds may invest, are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, financial condition of the issuer, size of the offering, maturity of the obligation and ratings of the issue. The ratings of S&P, Dominion, Moody’s and Fitch represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. For a more complete discussion of ratings, see Appendix A to this SAI.

Subject to the limitations stated in the Prospectus, if a security held by a Fund undergoes a rating revision, the Fund may continue to hold the security if the Sub-Advisers determine such retention is warranted.

ZERO COUPON AND CAPITAL APPRECIATION BONDS AND PAY-IN-KIND SECURITIES. To the extent consistent with their respective investment objectives and strategies, the Funds may invest in zero coupon bonds, capital appreciation bonds and pay-in-kind (“PIK”) securities. Zero coupon and capital appreciation bonds are debt securities issued or sold at a discount from their face value and which do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of zero coupon bonds, capital appreciation bonds and PIK securities generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality.

PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to zero coupon bonds, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can either be senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.

Zero coupon bonds, capital appreciation bonds and PIK securities involve the additional risk that, unlike securities that periodically pay interest to maturity, the Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, the Fund may obtain no return at all on its investment. In addition, even though such securities do not provide for the payment of current interest in cash, the Fund is nonetheless required to accrue income on such investments for each taxable year and generally is required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash generally is received at the time of the accrual, the Fund may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Fund.

INVESTMENT RESTRICTIONS

Each Fund is subject to the fundamental investment restrictions enumerated below which may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund’s outstanding shares as described in “Description of Shares” on page [    ].

No Fund may:

(1) Make loans, except through (a) the purchase of debt obligations in accordance with the Fund’s investment objective and strategies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, (c) loans of securities, and (d) loans to affiliates of the Fund to the extent permitted by law.

(2) Purchase or sell real estate or real estate limited partnerships, but this restriction shall not prevent a Fund from investing directly or indirectly in portfolio instruments secured by real estate or interests therein or acquiring securities of REITs or other issuers that deal in real estate or, in the case of the Multi-Manager Global Real Estate Fund and Multi-Manager High Yield Opportunity Fund, acquiring mortgage-related securities, or, in the case of the Multi-Manager Global Real Estate Fund, holding and selling real estate acquired by the Fund as a result of ownership of securities.

(3) Invest in commodities or commodity contracts, except that each Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

(4) Invest in companies for the purpose of exercising control.

(5) Act as underwriter of securities, except as a Fund may be deemed to be an underwriter under the 1933 Act in connection with the purchase and sale of portfolio instruments in accordance with its investment objective and portfolio management strategies.

(6) Purchase securities (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements collateralized by such obligations) if such purchase would cause 25% or more in the aggregate of the market value of the total assets of a Fund to be invested in the securities of one or more issuers having their principal business activities in the same industry, except that the Multi-Manager Global Real Estate Fund will invest at least 25% or more of its total assets in issuers principally engaged in real estate activities. For the purposes of this restriction, state and municipal governments and their agencies and authorities are not deemed to be industries; as to utility companies, the gas, electric, water and telephone businesses are considered separate industries; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

(7) Borrow money, except that to the extent permitted by applicable law (a) a Fund may borrow from banks, other affiliated investment companies and other persons, and may engage in reverse repurchase agreements and other transactions which involve borrowings, in amounts up to 33 1/3% of its total assets (including the amount borrowed) or such other percentage permitted by law, (b) a Fund may borrow up to an additional 5% of its total assets for temporary purposes, (c) a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, and (d) a Fund may purchase securities on margin. If due to market fluctuations or other reasons a Fund’s borrowings exceed the limitations stated above, the Trust will promptly reduce the borrowings of a Fund in accordance with the 1940 Act. In addition, as a matter of fundamental policy, a Fund will not issue senior securities to the extent such issuance would violate applicable law.

(8) Make any investment inconsistent with the Fund’s classification as a diversified company under the 1940 Act. This restriction does not, however, apply to any Fund classified as a non-diversified company under the 1940 Act.

(9) Notwithstanding any of a Fund’s other fundamental investment restrictions (including, without limitation, those restrictions relating to issuer diversification, industry concentration and control), each Fund may: (a) purchase securities of other investment companies to the full extent permitted under Section 12 or any other provision of the 1940 Act (or any successor provision thereto) or under any regulation or order of the SEC; and (b) invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, strategies and fundamental restrictions as the Fund.

For the purposes of Investment Restrictions Nos. 1 and 7 above, the Funds expect that they would be required to file an exemptive application with the SEC and receive the SEC’s approval of that application prior to entering into lending or borrowing arrangements with affiliates. [The Funds have filed such an exemptive application with the SEC and, as of the date of this SAI, have not yet received the SEC’s approval regarding such lending and borrowing arrangements].

In applying Restriction No. 8 above, a security is considered to be issued by the entity or entities whose assets and revenues back the security. A guarantee of a security is not deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by a Fund does not exceed 10% of the value of the Fund’s total assets.

Except to the extent otherwise provided in Investment Restriction No. 6, for the purpose of such restriction in determining industry classification, a Fund may use any one of the following: the Bloomberg Industry Group Classification, S&P, J.J. Kenny Municipal Purpose Codes, FT Interactive Industrial Codes, Securities Industry Classification Codes or the Global Industry Classification Standard (except that the Multi-Manager Emerging Markets Equity, Global Real Estate and International Equity Funds will use the MSCI industry classification titles).

For the purpose of determining the percentage of a Fund’s total assets invested in securities of issuers having their principal business activities in a particular industry, an asset-backed security will be classified separately based on the nature of its underlying assets.

Notwithstanding Restriction No. 7, each Fund intends, as a non-fundamental policy, to limit all borrowings to no more than 25% of its total assets (including the amount borrowed).

Any Investment Restriction which involves a maximum percentage (other than the restriction set forth above in Investment Restriction No. 7) will not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, a Fund. The 1940 Act requires that if the asset coverage for borrowings at any time falls below the limits described in Investment Restriction No. 7, a Fund will, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the net asset coverage of such borrowings shall conform to such limits.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees of the Trust has adopted a policy on disclosure of portfolio holdings, which it believes is in the best interest of the Funds’ shareholders. The policy provides that neither the Funds nor their Investment Advisers (or Sub-Advisers), Distributor or any agent, or any employee thereof (“Fund Representative”) will disclose a Fund’s portfolio holdings information to any person other than in accordance with the policy. For purposes of the policy, “portfolio holdings information” means a Fund’s actual portfolio holdings, as well as non-public information about its trading strategies or pending transactions including the portfolio holdings, trading strategies or pending transactions of any actively managed commingled fund portfolio which contains identical holdings as the Fund. Under the policy, neither the Funds nor any Fund Representative may solicit or accept any compensation or other consideration in connection with the disclosure of portfolio holdings information. A Fund Representative may provide portfolio holdings information to third parties if such information has been included in a Fund’s public filings with the SEC or is disclosed on the Fund’s publicly accessible Web site. Information posted on the Funds’ Web site may be separately provided to any person commencing the day after it is first published on the Fund’s Web site.

Portfolio holdings information that is not filed with the SEC or posted on the publicly available Web site may be provided to third parties only if the third party recipients are required to keep all portfolio holdings information confidential and are prohibited from trading on the information they receive. Disclosure to such third parties must be approved in advance by the Trust’s Chief Compliance Officer (“CCO”). Disclosure to providers of auditing, custody, proxy voting and other similar services for the Funds, as well as rating and ranking organizations, will generally be permitted; however, information may be disclosed to other third parties (including, without limitation, individuals, institutional investors, and intermediaries that sell shares of the Funds) only upon approval by the CCO, who must first determine that the Funds have a legitimate business purpose for doing so. In general, each recipient of non-public portfolio holdings information must sign a confidentiality and non-trading agreement, although this requirement will not apply when the recipient is otherwise subject to a duty of confidentiality as determined by the CCO. In accordance with the policy, the recipients who receive non-public portfolio holdings information on an ongoing basis are as follows: the Investment Advisers and their affiliates, the Sub-Advisers and their affiliates, the Funds’ independent registered public accounting firm, the Funds’ custodian, the Funds’ legal counsel, the Funds’ financial printer, R.R. Donnelley, and the Funds’ proxy voting service, RiskMetrics Group, and certain rating and ranking organizations, S&P and Moody’s and the following vendors that provide portfolio analytical tools, Vestek (aka Thomson Financial), Citigroup, Barclays Capital and Factset. These entities are obligated to keep such information confidential. Third-party providers of custodial or accounting services to the Funds may release non-public portfolio holdings information of the Funds only with the permission of Fund Representatives. From time to time, portfolio holdings information may be provided to broker-dealers solely in connection with the Funds seeking portfolio securities trading recommendations. In providing this information, reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken in an effort to avoid any potential misuse of the disclosed information.

The Funds currently publish on their Web site, northernfunds.com, complete portfolio holdings for the Funds as of the end of each calendar quarter, subject to at least a ten (10) calendar day lag between the date of the information and the date on which the information is disclosed. In addition, the Funds intend to publish on their Web site month-end top ten holdings subject to at least a ten (10) calendar day lag between the date of the information and the date on which the information is disclosed. The Funds may publish on the Web site complete portfolio holdings information more frequently if they have a legitimate business purpose for doing so. Portfolio holdings also are currently disclosed through required filings with the SEC. Each Fund files its portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semiannual period) and Form N-Q (with respect to the first and third quarters of the Fund’s fiscal year). Shareholders may obtain a Fund’s Forms N-CSR and N-Q filings on the SEC’s Web site at sec.gov. In addition, the Funds’ Forms N-CSR and N-Q filings may be reviewed and copied at the SEC’s public reference room in Washington, DC. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the public reference room.

Under the policy, the Board of Trustees is to receive information, on a quarterly basis, regarding any other disclosures of non-public portfolio holdings information that were permitted during the preceding quarter.

ADDITIONAL TRUST INFORMATION

TRUSTEES AND OFFICERS

The Board of Trustees of the Multi-Manager Funds is responsible for the management and business and affairs of the Multi-Manager Funds. Set forth below is information about the Trustees of the Multi-Manager Funds and the Officers of Northern Funds as of the date of this SAI. Each Multi-Manager Trustee has served in that capacity since he or she was originally elected or appointed to the Multi-Manager Funds Board of Trustees. As of the date of this SAI, each Trustee oversees a total of [    ] portfolios in the Northern Funds Complex—Northern Funds offers [    ] portfolios (including 6 Multi-Manager portfolios) and Northern Institutional Funds offers [    ] portfolios.

NON-INTERESTED TRUSTEES

NAME, ADDRESS (1), AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)
William L. Bax Age: 66 Trustee since 2006

•   Managing Partner of PricewaterhouseCoopers, Chicago (an accounting firm) from 1997 to 2003;

•   Director of Big Shoulders Fund since 1997;

•   Director of Children’s Memorial Hospital since 1998;

•   Trustee of DePaul University from 1998 to 2009;

•   Director of Sears Roebuck & Co. (a retail company) from 2003 to 2005;

•   Director of Andrew Corporation (a communications product company) from 2006 to 2008.

• Arthur J. Gallagher & Co. (an insurance brokerage company).

Edward J. Condon, Jr. Age: 70 Trustee since 2006

•   Chairman and CEO of The Paradigm Group, Ltd. (a financial adviser) since 1993;

•   Principal and Co-Founder of Paradigm Capital, Ltd. (a financial adviser) since 1996;

•   Founding Member and Director of the Illinois Venture Capital Association since 2001;

•   Member of the Board of Trustees of Dominican University from 1996 to 2005;

•   Member of the Board of Directors of the Chicago Children’s Museum from 2001 to 2007;

•   Member of the Board of Governors of The Metropolitan Club since 2003;

•   Member of the Board of Advisors of AAVIN Equity Partners (a private equity firm) since 2005;

•   Member of the National Advisory Board of National Domestic Violence Hotline since 2005;

•   Member of the Board of Directors at LightBridge Healthcare Research Inc. (a healthcare-related educational materials provider) since 2006;

•   Member of Advisory Board of Lextech Global Services (a systems engineering services company) since 2009;

•   Private Equity Administrator of Illinois Technology Development Account from 2003 to 2006;

•   Member of Advisory Council of Northwestern Brain Tumor Institute since 2010.

• None

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.
(2)

Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year of the Trust in which he or she attains the age of seventy-two years, except that (a) a Trustee who also serves as an audit committee financial expert for the Trust shall cease to serve as a Trustee as of the last day of the calendar year in which the Trustee attains the age of seventy-three years; and (b) a Trustee who becomes a Trustee at age sixty-eight years or older shall cease to serve as a Trustee as of the last day of the calendar year in which the Trustee attains the age of seventy-five years.

(3)

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (i.e., public companies) or other investment companies registered under the 1940 Act.

NON-INTERESTED TRUSTEES (CONTINUED)

NAME, ADDRESS(1), AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)
Sharon Gist Gilliam Age: 66 Trustee since 2006

•   Principal Officer, UCG Associates, Inc. (an aviation consulting firm) from 2005 to 2006 and Director from 2005 to 2008;

•   CEO of Chicago Housing Authority from 2006 to 2007;

•   Executive Vice President of Unison-Maximus, Inc. (an aviation and governmental consulting company) from 1989 to 2005.

• None

Richard P. Strubel Age: 70 Trustee since 2006 and Chairman since 2008

•   Vice Chairman and Director of Cardean Learning Group (formerly UNext, Inc.) (a provider of educational services via the Internet) from 2004 to 2007;

•   President, Chief Operating Officer and Director of UNext, Inc. from 1999 to 2004.

• Gildan Activewear, Inc. (an athletic clothing marketing and manu- facturing company); • Goldman Sachs Mutual Fund Complex (94 portfolios); • Goldman Sachs Closed-End Funds (2 portfolios).

Casey J. Sylla Age: 67 Trustee since 2008

•   Chief Investment Officer, The Allstate Corporation from January to July, 2002;

•   Acting Chief Financial Officer, The Allstate Corporation from May to September, 2002;

•   Chairman and President of the Allstate Financial Group from 2002 to 2007;

•   Chairman of the Investment Committee, Legal and General Investment Management—America, 2007;

•   Board member, University of Wisconsin—Eau Claire Foundation from 2006 to present.

• GATX Corporation (transportation services); • Spirit Finance Corporation (real estate investment trust)(2003-2008).

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.
(2)

Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year of the Trust in which he or she attains the age of seventy-two years, except that (a) a Trustee who also serves as an audit committee financial expert for the Trust shall cease to serve as a Trustee as of the last day of the calendar year in which the Trustee attains the age of seventy-three years; and (b) a Trustee who becomes a Trustee at age sixty-eight years or older shall cease to serve as a Trustee as of the last day of the calendar year in which the Trustee attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the SEC under Exchange Act (i.e., public companies) or other investment companies registered under the 1940 Act.

INTERESTED TRUSTEES

NAME, ADDRESS(1), AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)
Sandra Polk Guthman(4) Age: 66 Trustee since 2006

•   Chair CEO of Polk Bros. Foundation (an Illinois not-for-profit corporation) since 1993;

•   Director of National Public Finance Guarantee Corporation (f/k/a MBIA Insurance Corp. of Illinois) (a municipal bond insurance company) since 1994.

• None

Michael H. Moskow(4) Age: 72 Trustee since 2008

•   Vice Chairman and Senior Fellow on the Global Economy at the Chicago Council on Global Affairs since 2007;

•   Director of Commonwealth Edison since 2007;

•   President and Chief Executive Officer of the Federal Reserve Bank of Chicago from 1994 to 2007;

•   Director of Education Corporation of America since 2008;

•   Chairman of the Japan America Society of Chicago since 2009;

•   Former Chairman and Current Member of the Board of Directors, National Bureau of Economic Research from 1978 to 1991, and since 1993;

•   Member of the Board of Trustees of the Northwestern Memorial Foundation since 2004;

•   Member of the Board of Directors of the Civic Consulting Alliance since 2002;

•   Member of the Board of Directors of the Chicago Workforce Investment Council (f/k/a Chicago LEADS Civic Advisory Board) since 2009;

•   Member of the Board of Directors of The Chicago Council on Global Affairs since 1995;

•   Member of the Board of Directors of the Council on Foreign Relations from 1998 to 2008;

•   Member of the Board of Trustees of Lafayette College since 1996;

•   Member of the Board of Directors of the National Futures Association since 2010.

• Discover Financial Services; • Diamond Management and Technology Consultants, Inc. (a management and technology consulting firm); • Taylor Capital Group, Inc. (financial services).

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.
(2)

Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year of the Trust in which he or she attains the age of seventy-two years, except that (a) a Trustee who also serves as an audit committee financial expert for the Trust shall cease to serve as a Trustee as of the last day of the calendar year in which the Trustee attains the age of seventy-three years; and (b) a Trustee who becomes a Trustee at age sixty-eight years or older shall cease to serve as a Trustee as of the last day of the calendar year in which the Trustee attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the SEC under the Exchange Act (i.e., public companies) or other investment companies registered under the 1940 Act.
(4)

An “interested person,” as defined by the 1940 Act. Ms. Guthman is deemed to be an “interested” Trustee because she beneficially owns shares of Wells Fargo & Company, a controlling entity of Metropolitan West Capital Management, LLC, sub-adviser to certain of the Multi-Manager Funds. Mr. Moskow is deemed to be an “interested” Trustee because he has investment discretion over an account that owns a certificate of deposit issued by Wachovia Bank, a controlling entity of Metropolitan West Capital Management, LLC, sub-adviser to certain of the Multi-Manager Funds.

OFFICERS OF THE TRUST

NAME, ADDRESS, AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
Lloyd A. Wennlund Age: 52 50 South LaSalle Street Chicago, IL 60603 President since 2006	Executive Vice President since 2003 and Director since 2001 of Northern Trust Investments, N.A.; Executive Vice President and other positions at The Northern Trust Company and Managing Executive, Mutual Funds for Northern Trust Global Investments since 1994; Director, NT Global Advisors, Inc. since August 2006; President and Director of Northern Trust Securities, Inc. from 1997 to 2009.

Eric K. Schweitzer Age: 49 50 South LaSalle Street Chicago, IL 60603 Vice President since 2006	Senior Vice President at Northern Trust Investments, N.A. since 2001; Senior Vice President at The Northern Trust Company since 2000.

Susan J. Hill Age: 54 50 South LaSalle Street Chicago, IL 60603 Chief Compliance Officer since 2006	Chief Compliance Officer of Northern Trust Company of Connecticut (f/k/a Northern Trust Global Advisors, Inc.) since 2007; Chief Compliance Officer of Northern Trust Investments, N.A. since 2005; Senior Vice President of Northern Trust Investments, N.A. since 2005; Vice President of Northern Trust Investments, N.A. and The Northern Trust Company from 2000 to 2004.

Darlene Chappell Age: 47 50 South LaSalle Street Chicago, IL 60603 Anti-Money Laundering Compliance Officer since May 2009	Anti-Money Laundering Compliance Officer for Northern Trust Investments, N.A., Northern Trust Securities, Inc., Northern Trust Global Advisors, Inc. and The Northern Trust Company of Connecticut since 2009; Vice President and Compliance Consultant for The Northern Trust Company since 2006; Audit Manager—Compliance Department of National Futures Association from 2000 to 2006.

Randal Rein Age: 39 50 South LaSalle Street Chicago, IL 60603 Treasurer since 2008	Vice President of Fund Administration of The Northern Trust Company since 2007; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2007; Manager of Fund Administration at The Northern Trust Company from 2001 to 2002.

Michael Pryszcz Age: 43 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	Vice President of Fund Accounting of The Northern Trust Company since 2005; Second Vice President of Fund Accounting of The Northern Trust Company from 2000 to 2005.

Richard Crabill Age: 42 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	Vice President of Fund Administration of The Northern Trust Company since 2005; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2005.

(1)	Officers hold office at the pleasure of the Board of Trustees until their successors are duly elected and qualified, or until they die, resign, are removed or become disqualified.

OFFICERS OF THE TRUST (CONTINUED)

NAME, ADDRESS, AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
Craig R. Carberry, Esq. Age: 49 50 South LaSalle Street Chicago, IL 60603 Secretary since 2010	Senior Counsel at The Northern Trust Company since May 2000.

Owen T. Meacham, Esq. Age: 39 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008	Vice President and Senior Regulatory Administration Attorney of The Northern Trust Company since 2007; Product Strategy and Development Manager of ABN AMRO Asset Management from 2005 to 2007.

Shanna Palmersheim, Esq. Age: 33 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008	Second Vice President and Regulatory Administration Attorney of The Northern Trust Company since 2008; Associate Counsel of Peregrine Financial Group from 2007 to 2008; Senior Treasury Analyst at Harley-Davidson Financial Services from 2005 to 2007; Law Clerk at Paul McAndrew Law Firm from 2004 to 2005; Senior Accountant at State Street Corporation from 1999 to 2002.

(1)	Officers hold office at the pleasure of the Board of Trustees until their successors are duly elected and qualified, or until they die, resign, are removed or become disqualified.

Certain of the Multi-Manager Trustees and officers and the organizations with which they are associated have had in the past, and may have in the future, transactions with Northern Trust Corporation, Northern Funds Distributors, LLC (“NFD”) and their respective affiliates. The Trust has been advised by such Trustees and officers that all such transactions have been and are expected to be in the ordinary course of business and the terms of such transactions, including all loans and loan commitments by such persons, have been and are expected to be substantially the same as the prevailing terms for comparable transactions for other customers. As a result of the responsibilities assumed by the Trust’s service providers, the Trust itself requires no employees.

Each officer holds comparable positions with Northern Institutional Funds and certain officers hold comparable positions with certain other investment companies of which Northern Trust Corporation, or an affiliate thereof, is the investment adviser, custodian, transfer agent and/or administrator.

LEADERSHIP STRUCTURE. The Multi-Manager Board of Trustees is currently composed of seven Trustees, five of whom are not “interested persons” as defined in the 1940 Act (“non-interested Trustee”), and two of whom are “interested persons” as defined in the 1940 Act (“interested Trustee”). The Chairman of the Board of Trustees, Richard P. Strubel, is a non-interested Trustee. Sandra Polk Guthman and Michael H. Moskow are considered interested Trustees because they beneficially own shares parent companies of certain sub-advisers. Each Trustee was nominated to serve on the Board of Trustees because of his or her experience, skills and qualifications. See “Trustee Experience” below. The Multi-Manager Board of Trustees believes that its leadership structure is consistent with industry practices and is appropriate in light of the size of the Trust and the nature and complexity of its business. In particular:

•	Board Composition. The Board is currently comprised of a majority of non-interested Trustees and a non-interested Trustee serves as chairman of the Board.

•

Independent Trustee Meetings and Executive Sessions. The Trustees believe that meetings of the non-interested Trustees and meetings in executive session, including with independent counsel, help prevent conflicts of interest from occurring. The Trustees also believe that these sessions allow the non-interested Trustees to deliberate candidly and constructively, separately from management, in a manner that affords honest disagreement and critical questioning.

RISK OVERSIGHT. Risk oversight forms a part of the Multi-Manager Board of Trustees’ general oversight of the Funds and is addressed as part of various Board and committee activities. Day-to-day risk management functions are subsumed within the responsibilities of the Investment Advisers, Sub-Advisers and other service providers (depending on the nature of the risk), which carry out the Funds’ investment management and business affairs. The Investment Advisers, Sub-Advisers and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each of the Investment Advisers, Sub-Advisers and other service providers have their own independent interests in risk management, and their policies and methods of risk management will depend on their functions and business models. The Investment Advisers and Sub-Advisers have a dedicated risk management function that is headed by a chief risk officer.

Currently, the Board receives and reviews risk reports on a quarterly basis from each of the Investment Advisers’ and Sub-Advisers’ chief risk officer. These reports cover such risk areas as investments, compliance, operations, valuations, liquidity, credit and other similar risks. The Trustees also are currently receiving risk education from the chief risk officer in order to enhance the effectiveness of their oversight of risk management. An Ad Hoc Committee of the Board coordinates the Board’s education program with respect to risk management.

The Audit Committee plays an important role in the Multi-Manager Board of Trustees’ risk oversight. Working with the Funds’ independent registered accountants, the Audit Committee ensures that the Funds’ annual audit scope includes risk-based considerations, such that the auditors consider the risks potentially impacting the audit findings as well as risks to the Funds’ financial position and operations.

The Multi-Manager Board of Trustees also monitors and reviews the Funds’ performance metrics, and regularly confers with the Investment Advisers and Sub-Advisers on performance-related issues.

The Trust’s CCO reports to the Multi-Manager Board of Trustees at least quarterly regarding compliance and legal risk issues. In addition to her quarterly reports, the CCO provides an annual report to the Multi-Manager Board of Trustees in accordance with the Funds’ compliance policies and procedures. The CCO regularly discusses relevant compliance and legal risk issues affecting the Funds during meetings with the non-interested Trustees and counsel. The CCO updates the Multi-Manager Board of Trustees on the application of the Funds’ compliance policies and procedures and discusses how they mitigate risk. The CCO also reports to the Multi-Manager Board of Trustees immediately regarding any problems associated with the Funds’ compliance policies and procedures that could expose (or that might have the potential to expose) the Funds to risk. The CCO’s quarterly and annual reports include reports on the sub-advisers’ compliance and risk issues.

TRUSTEE EXPERIENCE. The following is a description of the material attributes, skills and experiences that relate to the suitability of each Trustee to serve on the Multi-Manager Board of Trustees. In addition to these factors, a Trustee is required to possess certain other qualities such as integrity, intelligence, the ability to critically discuss and analyze issues presented to the Multi-Manager Board of Trustees and an understanding of a trustee’s fiduciary obligations with respect to a registered investment company. The Multi-Manager Board of Trustees and Governance Committee believe that each of the Trustees possesses these characteristics in addition to other attributes discussed below.

William Bax: Mr. Bax was Managing Partner of the Chicago office of PricewaterhouseCoopers (PwC), an international accounting, auditing and consulting firm, from 1997 to 2003, and a partner in the firm for a total of 26 years. He previously served as a director of Sears Roebuck & Co., a publicly traded retail company, from 2003 to 2005, and Andrew Corporation, a publicly-traded communications product company, from 2006 to 2007. He currently serves as a director for a public operating company board, GATX Corporation. During his 26 years as a partner and 6 years as head of PwC’s Chicago office, Mr. Bax gained extensive experience advising public companies regarding accounting, disclosure and strategic issues. Mr. Bax understands the Board’s oversight role with respect to the Investment Advisers, Sub-Advisers and other Fund service providers as a result of his public company board experience and service as an independent Trustee of the Funds since 2006 as well as his service on Northern Institutional Funds’ Board of Trustees for the past five years and of the Northern Funds since 2005, as well as his current and prior directorships with public operating companies.

Edward Condon: Mr. Condon has been the Chairman and CEO of the Paradigm Group, Ltd., a financial adviser, since 1993. He is also the principal and co-founder of Paradigm Capital, Ltd., a financial adviser, and a senior partner in NewEllis Ventures, an adviser to companies seeking venture capital financing. He also served as a director of Financial Pacific Company, a small business leasing company, from 1998 to 2004. In addition to these positions, Mr. Condon serves on the boards of directors of numerous industry groups and charitable and not-for-profit organizations. As a result of these positions, Mr. Condon has financial, investment and business experience. Mr. Condon is also familiar with the functions of the Board and its oversight responsibilities with respect to the Investment Advisers, Sub-Advisers and other Fund service providers as a result of his service as an independent Trustee of the Funds since 2006 as well as his service since 1994 on Northern Institutional Funds’ Board of Trustees and on the Northern Funds since 2000.

Sharon Gist Gilliam: Ms. Gilliam is former principal officer of UCG Associates, Inc., a Chicago-based aviation business consulting firm. She is also the former chief executive officer of the Chicago Housing Authority and was executive vice president of Unison-Maximus, Inc., an aviation governmental consulting firm. As a result of these positions, Ms. Gilliam has business, management and financial experience. She also is familiar with the functions of the Board and its oversight responsibilities with respect to the Investment Advisers, Sub-Advisers and other Fund service providers as a result of her service as an independent Trustee of the Funds since 2006 as well as of Northern Institutional Funds and Northern Funds since 2001.

Sandra Guthman: Ms. Guthman has been the chief executive officer of Polk Bros. Foundation, a multi-million dollar private foundation, since 1993. In this capacity, she analyzes investments for the foundation and therefore also has experience supervising and evaluating investment advisers and their performance. In addition, Ms. Guthman has experience in the securities industry generally as a result of her service as a director of MBIA

Insurance Corp. of Illinois, a private municipal bond insurance company. Ms. Guthman has also chaired a number of governance and nominating committees of other boards of directors and served previously on the board of directors of a Chicago bank. She also is familiar with the functions of the Board and its oversight responsibilities with respect to the Investment Advisers, Sub-Advisers and the other Fund service providers as a result of her service as a Trustee of the Funds since 2006, Northern Institutional Funds since 1997 and Northern Funds since 2000.

Michael Moskow: Mr. Moskow served as president and chief executive officer of the Federal Reserve Bank of Chicago from 1994 to 2007. He also serves as a director on numerous public operating company boards, including Discover Financial Services, Taylor Capital Group and Diamond Management and Technology Consultants, Inc. Mr. Moskow also has served as a member of several public company audit committees. He also serves on many other private operating company and not-for-profit boards of directors. As a result of these positions, Mr. Moskow has experience with financial matters and securities markets. He is also generally familiar with board functions and processes as a result of his many board positions. Mr. Moskow also understands the functions of the Board and its oversight responsibilities with respect to the Investment Advisers, Sub-Advisers and other Fund service providers as a result of his service as a Trustee of the Funds, Northern Funds and Northern Institutional Funds since 2008.

Richard Strubel: Mr. Strubel serves as trustee of the Goldman Sachs Funds, a family of mutual funds managed by Goldman Sachs Asset Management, a division of Goldman Sachs & Co. He also serves on the board of Gildan Activewear Inc., which is listed on the New York Stock Exchange (“NYSE”). Mr. Strubel was Vice-Chairman of the Board of Cardean Learning Group (formerly known as Unext), and previously served as Unext’s President and Chief Operating Officer. Mr. Strubel was Managing Director of Tandem Partners, Inc., a privately-held management services firm, and served as President and Chief Executive Officer of Microdot, Inc. Previously, Mr. Strubel served as President of Northwest Industries, then a NYSE-listed company, a conglomerate with various operating entities located around the country. Mr. Strubel is also a Trustee of the University of Chicago and Chairman of its Audit Committee. Mr. Strubel has also served as an independent Trustee of the Funds since 2006, as well as Northern Institutional Funds since 1982 and Northern Funds since 2000. As a result of these various positions, Mr. Strubel understands how investment companies operate and the oversight role of a fund board with respect to the Investment Advisers, Sub-Advisers and other fund service providers.

Casey Sylla: Mr. Sylla is a former chief investment officer and chief financial officer for The Allstate Corporation. He also served as chairman of the investment committee of a registered investment adviser, Legal and General Investment Management-America. As a result of these positions, Mr. Sylla is familiar with financial, investment and business matters. He also understands the functions of a board through his current service as a member of a board of a public operating company, GATX Corporation. In addition, he is familiar with the functions of the Board and its oversight responsibilities with respect to the Investment Advisers, Sub-Advisers and other Fund service providers as a result of his service as an independent Trustee of the Funds, Northern Institutional Funds and Northern Funds since 2008.

STANDING BOARD COMMITTEES. The Multi-Manager Board of Trustees has established a standing Audit committee in connection with its governance of the Funds.

The Audit Committee consists of three members: Messrs. Bax (Chairperson), Condon, and Strubel (ex officio). The Audit Committee oversees the audit process and provides assistance to the full Board of Trustees with respect to fund accounting, tax compliance and financial statement matters. In performing its responsibilities, the Audit Committee selects and recommends annually to the entire Multi-Manager Board of Trustees an independent registered public accounting firm to audit the books and records of the Trust for the ensuing year, and reviews with the firm the scope and results of each audit. The Audit Committee also is designated as the Qualified Legal Compliance Committee. The Audit Committee convenes at least four times each year to meet with the independent registered public accounting firm to review the scope and results of the audit and to discuss other non-audit matters as requested by the Board’s Chairperson, the Committee Chairperson or the independent registered public accounting firm. During the fiscal year ended March 31, 2010, the Audit Committee convened five times.

TRUSTEE OWNERSHIP OF FUND SHARES. The following table shows the dollar range of shares of the Funds owned by each Multi-Manager Trustee in the Funds and other portfolios of the Northern Funds and Northern Institutional Funds.

Information as of December 31, 2009
Name of Trustee	Dollar Range of Equity Securities in each Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
William L. Bax	[ ]	Over $100,000
Edward J. Condon, Jr.	[ ]	Over $100,000
Sharon Gist Gilliam	[ ]	$50,001 – $100,000
Sandra Polk Guthman	[ ]	Over $100,000
Michael H. Moskow	[ ]	Over $100,000
Richard P. Strubel	[ ]	Over $100,000
Casey J. Sylla	[ ]	Over $100,000

TRUSTEE AND OFFICER COMPENSATION. The Trust pays each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries annual fees for his or her services as a Trustee of the Trust and the Multi-Manager Funds and as a member of the respective Board committees. In recognition of their services, the fees paid to the Board and Committee chairpersons are larger than the fees paid to other members of the Trust’s and Multi-Manager Funds’ Boards and Committees. The Trustees also are reimbursed for travel expenses incurred in connection with attending such meetings. The Trust also may pay the incidental costs of a Trustee to attend training or other types of conferences relating to the investment company industry.

The following tables set forth certain information with respect to the compensation of each non-interested and interested Trustee of the Trust for the fiscal year ended March 31, 2010.

Non-Interested Trustees

	Multi- Manager Emerging Markets Equity Fund			Multi- Manager Global Real Estate Fund			Multi- Manager High Yield Opportunity Fund(1)			Multi- Manager International Equity Fund			Multi- Manager Large Cap Fund			Multi- Manager Mid Cap Fund			Multi- Manager Small Cap Fund			Total Compensation from Fund Complex(2)
William L. Bax	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
Edward J. Condon, Jr.		[	]		[	]		[	]		[	]		[	]		[	]		[	]		[	]
Sharon Gist Gilliam		[	]		[	]		[	]		[	]		[	]		[	]		[	]		[	]
Richard P. Strubel		[	]		[	]		[	]		[	]		[	]		[	]		[	]		[	]
Casey J. Sylla		[	]		[	]		[	]		[	]		[	]		[	]		[	]		[	]

Interested Trustees

	Multi- Manager Emerging Markets Equity Fund			Multi- Manager Global Real Estate Fund			Multi- Manager High Yield Opportunity Fund(1)			Multi- Manager International Equity Fund			Multi- Manager Large Cap Fund			Multi- Manager Mid Cap Fund			Multi- Manager Small Cap Fund			Total Compensation from Fund Complex(2)
Sandra Polk Guthman(3)	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
Michael H. Moskow(3)		[	]		[	]		[	]		[	]		[	]		[	]		[	]		[	](4)

*	The Northern Funds Complex consists of Northern Institutional Funds and Northern Funds. As of December 31, 2009, Northern Funds offered [ ] portfolios and Northern Institutional Funds offered [ ] portfolios.

(1)	The Fund commenced operations on September 23, 2009.
(2)	As of March 31, 2010 the Northern Funds Complex offered Northern Funds ([ ] portfolios) and Northern Institutional Funds ([ ] portfolios).
(3)

An “interested person,” as defined by the 1940 Act. Ms. Guthman is deemed to be an “interested” Trustee because she beneficially owns shares of Wells Fargo & Company, a controlling entity of Metropolitan West Capital Management, LLC, sub-adviser to certain of the Multi-Manager Funds. Mr. Moskow is deemed to be an “interested” Trustee because he has investment discretion over an account that owns a certificate of deposit issued by Wachovia Bank, a controlling entity of Metropolitan West Capital Management, LLC, sub-adviser to certain of the Multi-Manager Funds.

(4)

For the fiscal year ended March 31, 2010, Mr. Moskow elected to defer $[            ] of $[            ] total compensation, of which Mr. Moskow earned $[            ] in accrued interest from the previous year’s deferred compensation.

The Trust does not provide pension or retirement benefits to its Trustees.

Each Trustee is entitled to participate in the Northern Funds Deferred Compensation Plan (the “D.C. Plan”). Under the D.C. Plan, a Trustee may elect to have his or her deferred fees treated as if they had been invested by the Trust in the shares of the Global Tactical Asset Allocation Portfolio or Diversified Assets Portfolio of Northern Institutional Funds and/or at the discretion of the Trust, another money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed-income instruments selected by the Trust that are “eligible securities” as defined by that rule. The amount paid to the Trustees under the D.C. Plan will be determined based upon the performance of such investments. Deferral of Trustees’ fees will not obligate the Trust to retain the service of any Trustee or obligate a Fund to any level of compensation to the Trustee. The Trust may invest in underlying securities without shareholder approval.

The Trust’s officers do not receive fees from the Trust for services in such capacities. Northern Trust Corporation and/or its affiliates, of which Mses. Chappell, Hill and Palmersheim and Messrs. Carberry, Crabill, Meacham, Pryszcz, Rein, Schweitzer and Wennlund are officers, receive fees from the Trust as Investment Advisers, Administrator, Custodian and Transfer Agent.

CODE OF ETHICS

The Trust, the Investment Advisers, each Sub-Adviser and the principal underwriter have adopted codes of ethics (the “Codes of Ethics”) under Rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel, subject to the Codes of Ethics and their provisions, to invest in securities, including securities that may be purchased or held by the Trust.

INVESTMENT ADVISERS, SUB-ADVISERS, TRANSFER AGENT AND CUSTODIAN

Investment Advisers

NTCC and NTI, each an subsidiary of Northern Trust Corporation and The Northern Trust Company (“TNTC”), serve jointly as the Investment Advisers of the Funds. NTCC and NTI are referred to collectively as the “Investment Adviser.” TNTC is the principal subsidiary of Northern Trust Corporation, a company that is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended. NTCC is located at 300 Atlantic Street, Stamford, Connecticut, 06901, and NTI and TNTC are located at 50 South LaSalle Street, Chicago, Illinois 60603. Unless otherwise indicated, NTI, NTCC and TNTC are referred to collectively in this SAI as “Northern Trust.”

NTCC is a state bank and trust company organized under the laws of the State of Connecticut and a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Effective October 1, 2009, Northern Trust Global Advisors, Inc. (“NTGA”), a subsidiary of Northern Trust Corporation, was reorganized into NTCC. On that date, NTCC assumed the responsibilities of NTGA as a co-investment adviser of the Funds. NTCC and its predecessors have over 25 years of experience evaluating investment management firms. NTCC primarily manages assets for multi-manager institutional and individual separate accounts, investment companies and bank common and collective funds.

NTI is a national banking association and an investment adviser registered under the Advisers Act. It primarily manages assets for institutional and individual separately managed accounts, investment companies and bank common and collective funds.

TNTC is an Illinois state chartered banking organization and a member of the Federal Reserve System. Since 1889, TNTC has administered and managed assets for individuals, institutions and corporations. It is the principal subsidiary of Northern Trust Corporation.

Northern Trust is one of the nation’s largest providers of trust and investment management services and is one of the largest banking organizations in the United States. Northern Trust believes it has built its organization by serving clients with integrity, a commitment to quality and personal attention. Its stated mission with respect to all its financial products and services is to achieve unrivaled client satisfaction. With respect to such clients, the Trust is designed to assist: (i) defined contribution plan sponsors and their employees by offering a range of diverse investment options to help comply with 404(c) regulation and also may provide educational material to their employees; (ii) employers who provide post-retirement Employees’ Beneficiary Associations (“VEBA”) and require investments that respond to the impact of federal regulations; (iii) insurance companies with the day-to-day management of uninvested cash balances as well as with longer-term investment needs; and (iv) charitable and not-for-profit organizations, such as endowments and foundations, demanding investment management solutions that balance the requirement for sufficient current income to meet operating expenses and the need for capital appreciation to meet future investment objectives.

As of June 30, 2010, Northern Trust Corporation, through its affiliates, had assets under custody of $[            ] trillion, and assets under investment management of $[            ] billion.

Investment Sub-Advisers

The Funds have received an exemptive order from the SEC that permits the Investment Advisers to engage or terminate a Sub-Adviser, and to enter into and materially amend an existing Sub-Advisory Agreement, upon the approval of the Board of Trustees, without obtaining shareholder approval. Shareholders will be notified of any changes in Sub-Advisers. Sub-Advisers will provide investment advisory services to the Funds. The Investment Advisers will select Sub-Advisers based upon the Sub-Adviser’s skills in managing assets pursuant to particular investment styles and strategies. The Investment Advisers will monitor existing Sub-Advisers based on their investment styles, strategies, and results in managing assets for specific asset classes. Each Sub-Adviser will have discretion to select portfolio securities for its portion of a Fund, but must select those securities according to the Fund’s investment objectives and restrictions.

The Investment Advisers do not determine what investments will be purchased or sold for the Funds, with the exception of the cash portion of each Fund and the Multi-Manager International Equity Fund’s investments in emerging markets. Because each Sub-Adviser manages its portion of a Fund independently from the others, the same security may be held in two or more different portions of a Fund or may be acquired for one portion at a time when a Sub-Adviser of another portion deems it appropriate to dispose of the security from that other portion. Similarly, under some market conditions, one or more of the Sub-Advisers may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another Sub-Adviser or Sub-Advisers believe continued exposure to the broader securities market is appropriate. Because each Sub-Adviser directs the trading for its portion of a Fund and does not aggregate its transactions with those of the other Sub-Advisers, the Fund may incur higher brokerage costs than would be the case if a single adviser or Sub-Adviser were managing the Fund.

The current Sub-Advisers to the Funds are set forth below.

Fund	Sub-Advisers
Multi-Manager Emerging Markets Equity Fund	Axiom International Investors, LLC (“Axiom”)
PanAgora Asset Management, Inc. (“PanAgora”)
Trilogy Global Advisors, LLC (“Trilogy”)
Westwood Global Investments, LLC (“Westwood”)

Multi-Manager Global Real Estate Fund	Cohen & Steers Capital Management, Inc. (“Cohen & Steers”)
EII Realty Securities Inc. (“EII”)
ING Clarion Real Estate Securities, LLC (“ING Clarion”)

Multi-Manager High Yield Opportunity Fund	Loomis, Sayles & Company, L.P. (“Loomis Sayles”)
Stone Harbor Investment Partners LP (“Stone Harbor”)

Multi-Manager International Equity Fund	Altrinsic Global Advisors, LLC (“Altrinsic”)
Tradewinds Global Investors, LLC (“Tradewinds”)
UBS Global Asset Management (Americas) Inc. (“UBS Global AM”)
William Blair & Company, LLC (“William Blair”)

Multi-Manager Large Cap Fund	Delaware Management Company, Inc. (“Delaware Investments”)
Jennison Associates LLC (“Jennison”)
Marsico Capital Management, LLC (“MCM”)
Metropolitan West Capital Management, LLC (“MetWest Capital”)

Multi-Manager Mid Cap Fund	Geneva Capital Management Ltd. (“Geneva”)
LSV Asset Management (“LSV”)
Systematic Financial Management LP (“Systematic Financial”)
TCW Investment Management Company (“TCW”)

Multi-Manager Small Cap Fund	Copper Rock Capital Partners LLC (“Copper Rock”)
Denver Investment Advisors LLC (“Denver Investments”)
Hotchkis and Wiley Capital Management, LLC (“Hotchkis & Wiley”)
Metropolitan West Capital Management, LLC (“MetWest Capital”)
Riverbridge Partners, LLC (“Riverbridge”)

The ownership and control information for each Sub-Adviser, if applicable, is set forth below.

Axiom

Axiom is a 100% employee-owned company. Andrew H. Jacobson, president and chief executive officer, owns a controlling interest in Axiom.

PanAgora

PanAgora is independently owned and operated. Its ownership interest includes two outside corporate entities, discussed below, and PanAgora employees. The PanAgora Management Equity Plan offers up to 20% ownership in the firm through restricted stock and options and was implemented on March 25, 2008. Assuming all employee stock and options are issued and exercised, the outside ownership would be approximately 66% with Power Financial Corporation through its affiliates Great West Life/Putnam Investments and 14% with Nippon Life Insurance Company.

Trilogy

Trilogy is 100% employee-owned. William Sterling, Trilogy’s Chief Executive Officer and Chief Investment Officer, owns a controlling interest in Trilogy. Trilogy is located at 1114 Avenue of the Americas, 28th Floor, New York, NY 10036.

Westwood

Westwood is owned by its founders Meg Reynolds and Bryan L. Ward, each of whom own a controlling interest in Westwood.

Cohen & Steers

Cohen & Steers is a wholly owned subsidiary of Cohen & Steers Inc., a publicly traded company whose shares are listed on the NYSE under the symbol “CNS.” Martin Cohen and Robert Steers, co-chairman and co-chief executive officers of Cohen & Steers Inc., are deemed “controlling persons” on the basis of their ownership of stock of CNS.

EII

EII is a wholly-owned subsidiary of European Investors Holding Company Inc. European Investors Holding Company Inc. is a privately-held corporation, incorporated in the State of Delaware. European Investors Holding Company Inc. is owned by 13 employees, with president and co-founder, Christian A. Lange, as the majority owner.

ING Clarion

ING Clarion is an indirect wholly-owned subsidiary of ING Group, N.V., a Netherlands based banking and financial services organization.

Loomis Sayles

Loomis Sayles is a limited partnership whose sole general partner, Loomis, Sayles & Company, Inc., is a wholly-owned subsidiary of Natixis Asset Managerment Holdings LLC (“Natixis Holdings”), which in turn is a wholly-owned subsidiary of Natixis Global Asset Management, L.P. (“Natixis US”). Natixis US owns the entire limited partnership interest in Loomis Sayles.

Natixis US is part of Natixis Global Asset Management, an international asset management group based in Paris, France. Natixis Global Asset Management is ultimately owned principally by three large French financial services entities: Natixis, an investment banking and financial services firm which is publicly traded on Euronext in Paris; the Caisse Nationale des Caisses d’Epargne (“CNCE”), a financial institution owned by regional savings banks known as the Caisses d’Epargne; and Banque Federale des Banques Populaires (“BFBP”), a financial institution owned by regional cooperative banks known as the Banques Populaires. The registered address of Natixis US is 30, avenue Pierre Mendes France, 75013 Paris, France. The registered address of CNCE is 5, rue Masseran, 75007 Paris, France. The registered address of BFBP is 5, rue Leblanc, 75015 Paris, France.

Stone Harbor

Stone Harbor is a 100% employee-owned Delaware limited partnership. Peter Wilby, Chief Investment Officer, controls Stone Harbor through his controlling interest in Stone Harbor’s general partner, Stone Harbor Investment Partners GP LLC, which is also the general partner of Ship Capital Partners LP, which owns a majority of Stone Harbor’s limited partnership interests.

Altrinsic

Altrinsic is an employee-owned company. One of these employees, John Hock, has a controlling interest in Altrinsic.

Tradewinds

Tradewinds is a subsidiary of Nuveen Investments Inc. (“Nuveen”). On November 13, 2007, Nuveen was acquired by investors led by Madison Dearborn Partners, LLC (“MDP”), which is a private equity investment firm based in Chicago, Illinois. The investor group led by MDP includes affiliates of Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”). Merrill Lynch has since been acquired by Bank of America Corporation. Tradewinds has adopted policies and procedures that address arrangements involving Nuveen Asset Management and Bank of America Corporation (including Merrill Lynch) that may give rise to certain conflicts of interest.

UBS Global AM

UBS Global AM is an indirect, wholly owned subsidiary of UBS AG located at Bahnhofstrasse 45, CH-8001 Zurich, Switzerland and a member of the UBS Global Asset Management business group.

William Blair

William Blair is 100% owned by WB Holdings, L.P., a limited partnership. The affairs of William Blair are controlled by the general partner of WB Holdings, L.P., WBC GP, L.L.C., which in turn is controlled by the Executive Committee. The Executive Committee is comprised of John R. Ettelson, Brent W. Gledhill, Edgar D. Jannotta, W. George Greig, Richard P. Kiphart, John C. Moore, Robert D. Newman and Michelle Seitz.

Delaware Investments

Delaware Investments is a series of Delaware Management Business Trust, which is a subsidiary of Delaware Management Holdings, Inc., a Delaware corporation, located at 2005 Market Street, One Commerce Square, Philadelphia, PA 19103-7094. Delaware Management Holdings, Inc. is a subsidiary of Lincoln National Corporation, a diversified financial services organization located at 130 North Radnor-Chester Road, Radnor, PA 19087-5221.

Jennison

Jennison is organized under the laws of Delaware as a single member limited liability company whose sole member is Prudential Investment Management, Inc., which is a direct, wholly-owned subsidiary of Prudential Asset Management Holding Company LLC, which is a direct, wholly-owned subsidiary of Prudential Financial, Inc.

MCM

MCM is a direct, wholly-owned subsidiary of Marsico Parent Company, LLC, which, in turn, is a direct, wholly-owned subsidiary of Marsico Parent Holdco, LLC. Marsico Parent Holdco, LLC is a direct, wholly-owned subsidiary of Marsico Parent Superholdco, LLC, which is a majority-owned subsidiary of Marsico Management Equity, LLC (“MME”), a Delaware Limited Liability Company. Tom Marsico holds a controlling interest in MME through TFM Family Holdings L.L.C. MCM portfolio managers and other senior personnel also own equity interests in MME.

MetWest Capital

MetWest Capital is a subsidiary of Wells Fargo & Company (“Wells Fargo”) and operates within the Evergreen Investments unit of Wells Fargo’s asset management division. Wells Fargo is a diversified financial services company, with $[            ] trillion in consolidated assets as of [                    ], 2010. Wells Fargo is located at 420 Montgomery Street, San Francisco, California. MetWest Capital is minority owned by Wells Fargo’s principals.

Geneva

Geneva is organized as an S Corporation with Amy S. Croen and William A. Priebe holding 32% of outstanding shares each. Their ownership positions, as well as active duties within the firm, are the basis for their control.

LSV

LSV is a partnership with a majority interest collectively owned by LSV’s founders, management team and employees and a minority interest owned by SEI Funds, Inc. SEI Funds, Inc. is a wholly-owned subsidiary of SEI Investments and an affiliate of SEI Investments Management Corporation and SEI Investments Distribution Co.

Systematic Financial

Systematic Financial is a Delaware limited partnership in which Affiliated Managers Group, Inc. (“AMG”) is the general partner.

TCW

TCW is a wholly-owned direct subsidiary of the TCW Group, Inc. located at 865 Figueroa Street, Los Angeles, California 90017. TCW is an indirect subsidiary of Société Générale, S.A. and a member of its division, Société Générale Asset Management. Société Générale, S.A. is located at 170, Place Henri-Regnault-La Défense 6, 92043, Paris-La Défense Cedex, Paris, France.

[On January 26, 2009, Société Générale and Crédit Agricole signed a preliminary agreement to merge their respective asset management businesses in Europe and Asia. The new entity will combine the entirety of CAAM Group, the asset management arm of Crédit Agricole, and the European and Asian activities of Société Générale’s asset management business, SGAM. The transaction is expected to close in the fourth quarter 2009, pending the approval of the relevant regulatory authorities and various joint-venture partners.]

The TCW Group will not be combined with the new company formed by this merger and will remain an independently managed subsidiary of Société Générale. TCW will distribute its investment strategies through the new company to a greatly enhanced and broad international network. In turn, Crédit Agricole will own a 20% minority stake in TCW. In addition, Société Générale has committed to provide support for TCW’s continued growth and business development activities.

Copper Rock

Copper Rock is an indirect, majority-owned subsidiary of Old Mutual plc located at 5th Floor, Old Mutual Place, 2 Lambeth Hill, London, UK EC4V 4GC.

Denver Investments

Denver Investments is a 100% employee-owned limited liability company with ownership divided among 27 investment professionals; with no single partner owning more than 11%. Denver Investments is located at 1225 17th Street, 26th Floor, Denver, CO 80202.

Hotchkis & Wiley

Hotchkis & Wiley is a limited liability company, the primary members of which are HWCap Holdings, a limited liability company whose members are current and former employees of Hotchkis & Wiley, and Stephens—H&W, LLC, a limited liability company whose primary member is SF Holding Corp., which is a diversified holding company. George H. Davis, the chief executive officer of Hotchkis & Wiley, owns a controlling interest in HWCap Holdings. Hotchkis & Wiley is located at 725 South Figueroa Street, 39th Floor, Los Angeles, CA 90017.

Riverbridge

Riverbridge is a 100% employee-owned company. Mark A. Thompson owns a controlling interest in Riverbridge. Riverbridge is located at 801 Nicollet Mall Suite 600, Minneapolis, MN 55402.

Investment Advisory and Ancillary Services Agreement and Sub-Advisory Agreements

Under the Investment Advisory and Ancillary Services Agreement with the Investment Advisers for the Funds (the “Advisory Agreement”), subject to the general supervision of the Trust’s Board of Trustees, the Investment Advisers make decisions with respect to, and place orders for, all purchases and sales of portfolio securities for each Fund and also provide certain ancillary services. However, the Advisory Agreement permits the Investment Advisers, subject to approval by the Board of Trustees, to delegate to a Sub-Adviser any or all of its portfolio management responsibilities under the Advisory Agreement pursuant to a written agreement with each Sub-Adviser that meets the requirements of Section 15 of the 1940 Act, subject to the provisions of the exemptive order described above. As of the date of this SAI, the Investment Advisers have delegated substantially all of their portfolio management responsibilities to the Sub-Advisers set forth above except for the cash portion of each Fund and the Multi-Manager International Equity Fund’s investments in emerging markets. The Investment Advisers shall remain responsible for supervision and oversight of the portfolio management services performed by the Sub-Advisers, including compliance with the Funds’ respective investment objectives and policies.

The Investment Advisers also are responsible for monitoring and preserving the records required to be maintained under the regulations of the SEC (with certain exceptions unrelated to its activities for Northern Funds). In making investment recommendations for the Funds, if any, investment advisory personnel of the Investment Advisers may not inquire or take into consideration whether issuers of securities proposed for purchase or sale for the Funds’ accounts are customers of TNTC’s commercial banking department. These requirements are designed to prevent investment advisory personnel for the Funds from knowing which companies have commercial business with TNTC and from purchasing securities where they know the proceeds will be used to repay loans to the bank.

The Advisory Agreement and each Sub-Advisory Agreement has been approved by the Board of Trustees, including the “non-interested” Trustees and the initial shareholder of the Trust.

The Advisory Agreement and each Sub-Advisory Agreement provide that generally in selecting brokers or dealers to place orders for transactions on (i) common and preferred stocks, the Investment Advisers or Sub-Advisers, as the case may be, shall use their best judgment to obtain the best overall terms available, and (ii) on bonds and other fixed-income obligations, the Investment Advisers and Sub-Advisers shall attempt to obtain best net price and execution.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. In assessing the best overall terms available for any transaction, the Investment Advisers and Sub-Advisers are to consider all factors they deem relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available and in selecting the broker or dealer to execute a particular transaction, the Investment Advisers and Sub-Advisers may consider the brokerage and research services provided to the Funds and/or other accounts over which the Investment Advisers or Sub-Advisers, or an affiliate exercises investment discretion. A broker or dealer providing brokerage and/or research services may receive a higher commission than another broker or dealer would receive for the same transaction. These brokerage and research services may include but are not limited to, furnishing of advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in securities and the availability of securities or purchasers or sellers of securities. The Investment Advisers and Sub-Advisers also may obtain economic statistics, forecasting services, industry and company analyses, portfolio strategies, quantitative data, quotation services, order management systems for certain purposes, certain news services, credit rating services, testing services, execution services, market information systems, consulting services from economists and political analysts and computer software or on-line data feeds. These services and products may disproportionately benefit other accounts. For example, research or other services paid for through the Funds’ commissions may not be used in managing the Funds. In addition, other accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products or services that may be provided to the Funds and to such other accounts. To the extent that the Investment Advisers and Sub-Advisers use soft dollars, they will not have to pay for those products or services themselves. The Investment Advisers and Sub-Advisers may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. In that event, the research will effectively be paid for by client commissions that will also be used to pay for execution, clearing and settlement services provided by the broker-dealer and will not be paid by the Investment Advisers or Sub-Advisers.

The Investment Advisers and Sub-Advisers and their affiliates may also receive products and services that provide both research and non-research benefits to them (“mixed-use items”). The research portion of mixed-use items may be paid for with soft dollars. When paying for the research portion of mixed-use items with soft dollars, the Investment Advisers and the Sub-Advisers must make a good faith allocation between the cost of the research portion and the cost of the non-research portion of the mixed-use items. The Investment Advisers or the Sub-Advisers, as the case may be, will pay for the non-research portion of the mixed-use items with hard dollars.

Supplemental research information so received is in addition to, and not in lieu of, services required to be performed by the Investment Advisers and Sub-Advisers and does not reduce the advisory fees payable to the Investment Advisers by the Funds or the Sub-Advisory fees paid by the Investment Advisers to the Sub-Advisers. The Trustees will periodically review the commissions paid by the Funds to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Funds. It is possible that certain of the supplemental research or other services received will primarily benefit one or more other investment companies or other accounts. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

Transactions on U.S. stock exchanges, and increasingly equity securities traded over-the-counter, involve the payment of negotiated brokerage commissions and the cost of transactions may vary among different brokers. Over-the-counter transactions in equity securities also may involve the payment of negotiated commissions to brokers. Transactions on foreign stock exchanges involve payment for brokerage commissions, which generally are fixed by applicable regulatory bodies. Many over-the-counter issues, including corporate debt and government securities, are often traded on a “net” basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. With respect to over-the-counter transactions, the Investment Advisers and Sub-Advisers will normally deal directly with dealers who make a market in the instruments involved except in those circumstances where more favorable prices and execution are available elsewhere. The cost of foreign and domestic securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down.

Transactions between the Funds and their Sub-Advisers and certain of the Sub-Advisers’ affiliates are exempted from Section 17(a) of the 1940 Act if the following conditions are met: (1) a Sub-Adviser or its affiliate is not, and is not an affiliated person of, an Investment Adviser responsible for providing advice with respect to the portion of the Fund for which the transaction is entered into, or of any promoter, underwriter, officer, director, member of an advisory board, or employee of the Fund and (2) the advisory contracts of the Sub-Adviser that is (or whose affiliated person is) entering into the transaction, and any Sub-Adviser that is advising the Fund (or portion of the Fund) entering into the transaction: (i) prohibit them from consulting with each other concerning transactions for the Fund in securities or other assets; and (ii) if both such Sub-Advisers are responsible for providing investment advice to the Fund, limit the Sub-Advisers’ responsibility in providing advice with respect to a discrete portion of the Fund’s portfolio.

The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Funds will engage in this practice, however, only when the Investment Advisers or Sub-Advisers, as the case may be, believe such practice to be in a Fund’s interests.

On occasions when the Investment Advisers or Sub-Advisers deem the purchase or sale of a security to be in the best interests of a Fund as well as other fiduciary or agency accounts of that Investment Adviser or Sub-Adviser, the Advisory Agreement and each Sub-Advisory Agreement provide that the Investment Advisers and Sub-Advisers, respectively, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Funds with those to be sold or purchased for such other accounts in order to obtain the best net price and execution. In such an event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Advisers and Sub-Advisers in the manner they consider to be most equitable and consistent with their fiduciary obligations to the Fund and its respective other accounts involved. In some instances, this procedure may adversely affect the size of the position obtainable for a Fund or the amount of the securities that are able to be sold for a Fund. To the extent that the execution and price available from more than one broker or dealer are believed to be comparable, the Advisory Agreement and each Sub-Advisory Agreement permit the Investment Advisers and Sub-Advisers, respectively, at their discretion but subject to applicable law, to select the executing broker or dealer on the basis of the Investment Adviser’s or Sub-Adviser’s opinion of the reliability and quality of the broker or dealer.

The Advisory Agreement and each Sub-Advisory Agreement provide that the Investment Advisers and Sub-Advisers, respectively, may render similar services to others so long as their services under the Advisory Agreement or Sub-Advisory Agreement are not impaired thereby. The Advisory Agreement also provides that the Trust will indemnify the Investment Advisers against certain liabilities (including liabilities under the federal securities laws relating to untrue statements or omissions of material fact and actions that are in accordance with the terms of the Advisory Agreement) or, in lieu thereof, contribute to resulting losses. Each Advisory and Sub-Advisory Agreement provides that the Sub-Adviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith or gross negligence or reckless disregard of its obligations and duties.

From time to time, the Investment Advisers may voluntarily waive a portion or all of their fees otherwise payable to them with respect to the Funds.

For the fiscal years indicated below, the amount of advisory fees paid by each of the Funds was as follows:

	Fiscal Year Ended March 31, 2010			Fiscal Year Ended March 31, 2009	Fiscal Year Ended March 31, 2008
Multi-Manager Emerging Markets Equity Fund (1)	$	[	]	$633,403	N/A
Multi-Manager Global Real Estate Fund (1)	$	[	]	$882,828	N/A
Multi-Manager High Yield Opportunity Fund (2)	$	[	]	N/A	N/A
Multi-Manager International Equity Fund	$	[	]	$13,786,805	$14,528,033
Multi-Manager Large Cap Fund (3)	$	[	]	$2,555,764	$557,974
Multi-Manager Mid Cap Fund	$	[	]	$3,747,580	$3,701,040
Multi-Manager Small Cap Fund	$	[	]	$3,026,257	$2,959,849

As compensation for advisory services and the assumption of related expenses, the Investment Advisers are entitled to a joint advisory fee, computed daily and payable monthly, at annual rates set forth in the table below (expressed as a percentage of each Fund’s respective average daily net assets).(4)

	CONTRACTUAL RATE				For Fiscal Year Ended 3/31/08	ADVISORY FEE PAID
	For Fiscal Year Ended 3/31/10(5)			For Fiscal Year Ended 3/31/09		For Fiscal Year Ended 3/31/10
	First $1 Billion	Next $1 Billion	Over $2 Billion
Multi-Manager Emerging Markets Equity Fund (1)	1.20%	1.13%	1.08%	1.20%	N/A	[	]%
Multi-Manager Global Real Estate Fund (1)	1.10%	1.03%	0.99%	1.10%	N/A	[	]%
Multi-Manager International Equity Fund	1.10%	1.03%	0.99%	1.09%	1.10%	[	]%
Multi-Manager Large Cap Fund	0.90%	0.85%	0.81%	0.90%	0.90%	[	]%
Multi-Manager Mid Cap Fund (3)	0.90%	0.85%	0.81%	0.90%	0.90%	[	]%
Multi-Manager Small Cap Fund	1.10%	1.03%	0.99%	1.10%	1.10%	[	]%

(1)	The Fund commenced operations on November 19, 2008.
(2)	The Fund commenced operations on September 23, 2009.
(3)	The Fund commenced operations on October 17, 2007.
(4)

Effective July 31, 2008, the contractual advisory fee rates payable to the Investment Advisers were amended to reflect breakpoints at various asset levels of the Multi-Manager International Equity, Large Cap, Mid Cap and Small Cap Funds as shown in the table above.

(5)

Prior to July 31, 2008, the contractual advisory fee rates payable to the Investment Advisers for each of the Multi-Manager International Equity, Large Cap, Mid Cap and Small Cap Funds was the same as those shown for the fiscal year ended March 31, 2008.

	CONTRACTUAL RATE				For Fiscal Year Ended 3/31/08	ADVISORY FEE PAID
	For Fiscal Year Ended 3/31/10			For Fiscal Year Ended 3/31/09		For Fiscal Year Ended 3/31/10
	First $1.5 Billion	Next $1 Billion	Over $2.5 Billion
Multi-Manager High Yield Opportunity Fund (2)	0.80%	0.75%	0.72%	N/A	N/A	[	]%

Each Sub-Adviser shall, subject to the supervision and oversight of the Investment Advisers, manage the investment and reinvestment of such portion of the assets of the Fund, as the Investment Advisers may from time to time allocate to such Sub-Adviser for management. The Investment Advisers pay the Sub-Advisers out of their advisory fees.

The Trust has received an exemptive order from the SEC that permits the Investment Advisers to amend and terminate existing Sub-Advisory Agreements, approved by the Multi-Manager Funds Board of Trustees, without shareholder approval. The exemption also permits the Investment Advisers to enter into new Sub-Advisory Agreements with Sub-Advisers that are not affiliated with the Investment Advisers without obtaining shareholder approval, if approved by the Multi-Manager Funds Board of Trustees. In the event of a termination of a Sub-Adviser, the Investment Advisers, subject to the Multi-Manager Funds Board of Trustees’ approval, will either enter into an agreement with another Sub-Adviser to manage the Fund or portion thereof or allocate the assets of that portion to other Sub-Advisers of the Fund. Shareholders will be notified of any Sub-Adviser changes.

In addition to the advisory fees payable by the Funds to the Investment Advisers and/or their affiliates, each Fund that invests uninvested cash in one or more of the affiliated money market funds will bear indirectly a proportionate share of that money market fund’s operating expenses, which include advisory, administration, transfer agency and custodial fees payable by the money market fund to the Investment Advisers and/or their affiliates. See “Investment Objectives and Policies—Investment Companies” for a discussion of the fees payable to the Investment Advisers and/or their affiliates by the money market funds in which the Funds are invested.

Generally, each Sub-Advisory Agreement may be terminated without penalty by vote of the Multi-Manager Funds Board of Trustees or by vote of a majority of the outstanding voting securities of a Fund, upon 60 days’ written notice, or by the Investment Advisers immediately upon notice to the Sub-Adviser, and each such agreement terminates automatically in the event of an assignment (as defined in the 1940 Act). Each Sub-Advisory Agreement also may be terminated by a Sub-Adviser upon 30 days’ written notice and automatically terminates upon termination of the Advisory Agreement.

Northern Trust, the Sub-Advisers and their affiliates may act as underwriters of various securities. Under the 1940 Act, the Funds are precluded, subject to certain exceptions, from purchasing in the primary market those securities with respect to which Northern Trust, the Funds’ Sub-Advisers, or their affiliates serve as a principal underwriter. In the opinion of Northern Trust and the Sub-Advisers, this limitation will not significantly affect the ability of the Funds to pursue their respective investment objectives.

In the Advisory Agreement, the Investment Advisers agree that the name “Northern” may be used in connection with the Trust’s business on a royalty-free basis. TNTC has reserved to itself the right to grant the non-exclusive right to use the name “Northern” to any other person. The Advisory Agreement provides that at such time as the Agreement is no longer in effect, the Trust will cease using the name “Northern.”

Transfer Agency Agreement

Under its Transfer Agency Agreement with the Trust, TNTC as Transfer Agent has undertaken to perform some or all of the following services: (i) answer shareholder inquiries and respond to requests for information regarding the Trust; (ii) process purchase and redemption transactions; (iii) establish and maintain shareholder accounts and subaccounts; (iv) furnish confirmations in accordance with applicable law, and provide periodic account statements to each shareholder; (v) furnish proxy statements and proxies, annual and semiannual financial statements, and dividend, distribution and tax notices to shareholders; (vi) act as income disbursing agent; and (vii) maintain appropriate records relating to its services. The Trust may appoint one or more sub-transfer agents in the performance of its services.

As compensation for the services rendered by TNTC under the Transfer Agency Agreement and the assumption by TNTC of related expenses, TNTC is entitled to a fee from the Trust, payable monthly, at an annual rate of 0.10% of the average daily net assets of each of the Funds. In addition, TNTC may be reimbursed for certain expenses as provided under the Transfer Agency Agreement.

For the fiscal years indicated below, the amount of transfer agency fees paid by each of the Funds was as follows:

	Fiscal Year Ended March 31, 2010			Fiscal Year Ended March 31, 2009	Fiscal Year Ended March 31, 2008
Multi-Manager Emerging Markets Equity Fund(1)	$	[	]	$52,783	N/A
Multi-Manager Global Real Estate Fund(1)	$	[	]	$80,256	N/A
Multi-Manager High Yield Opportunity Fund(2)	$	[	]	N/A	N/A
Multi-Manager International Equity Fund	$	[	]	$1,258,496	$1,320,716
Multi-Manager Large Cap Fund(3)	$	[	]	$283,970	$61,996
Multi-Manager Mid Cap Fund	$	[	]	$416,392	$411,222
Multi-Manager Small Cap Fund	$	[	]	$275,111	$269,074

Custodian and Foreign Custody Agreements

Under its Custodian Agreement (and in the case of the Multi-Manager Emerging Markets Equity, Global Real Estate, High Yield Opportunity and International Equity Funds, its Foreign Custody Agreement) with the Trust, TNTC (the “Custodian”) (i) holds each Fund’s cash and securities, (ii) maintains such cash and securities in separate accounts in the name of the Fund, (iii) makes receipts and disbursements of funds on behalf of the Fund, (iv) receives, delivers and releases securities on behalf of the Fund, (v) collects and receives all income, principal and other payments in respect of the Fund’s investments held by the Custodian and (vi) maintains the accounting records of the Trust. The Custodian may employ one or more subcustodians, provided that the Custodian, subject to certain monitoring responsibilities, shall have no more responsibility or liability to the Trust on account of any action or omission of any subcustodian so employed than such subcustodian has to the Custodian and that the responsibility or liability of the subcustodian to the Custodian shall conform to the resolution of the Trustees of the Trust authorizing the appointment of the particular subcustodian (or, in the case of foreign securities, to the terms of any agreement entered into between the Custodian and such subcustodian to which such resolution relates). In addition, the Trust’s custodial arrangements provide, with respect to foreign securities, that the Custodian shall not be: (i) responsible for the solvency of any subcustodian appointed by it with reasonable care; (ii) responsible for any act, omission, default or for the solvency of any eligible foreign securities depository; and (iii) liable for any loss, damage, cost, expense, liability or claim resulting from nationalization, expropriation, currency restrictions, or acts of war or terrorism or any loss where the subcustodian has otherwise exercised reasonable care. The Custodian also may appoint agents to carry out such of the provisions of the Custodian Agreement and the Foreign Custody Agreement as the Custodian may from time to time direct, provided that the appointment of an agent shall not relieve the Custodian of any of its responsibilities under either Agreement. The Custodian has entered into agreements with financial institutions and depositories located in foreign countries with respect to the custody of the Multi-Manager Emerging Markets Equity, Multi-Manager Global Real Estate, Multi-Manager High Yield Opportunity and Multi-Manager International Equity Funds’ foreign securities.

As compensation for the services rendered with respect to the Trust by the Custodian to the Multi-Manager Large Cap Fund, Multi-Manager Mid Cap Fund and Multi-Manager Small Cap Fund, and the assumption by the Custodian of certain related expenses, the Custodian is entitled to payment from the Trust as follows: (a) a basic custodial fee of (i) $18,000 annually for each Fund; plus (ii) 1/100th of 1% annually of each Fund’s average daily

(1)	The Fund commenced operations on November 19, 2008.
(2)	The Fund commenced operations on September 23, 2009.
(3)	The Fund commenced operations on October 17, 2007.

net assets to the extent they exceed $100 million, plus (b) a basic accounting fee of (i) $25,000 annually for each Fund; plus (ii) 1/100th of 1% annually of each Fund’s average daily net assets to the extent they exceed $50 million; plus (c) a fixed dollar fee for each trade in portfolio securities; plus (d) a fixed dollar fee for each time that the Custodian receives or transmits funds via wire; plus (e) reimbursement of expenses incurred by the Custodian for telephone, postage, courier fees, office supplies and duplicating. The fees referred to in clauses (c) and (d) are subject to annual upward adjustments based on increases in the Consumer Price Index for All Urban Consumers, provided that the Custodian may permanently or temporarily waive all or any portion of any upward adjustment.

As compensation for the services rendered to the Trust, under the Foreign Custody Agreement with respect to the Multi-Manager Emerging Markets Equity Fund, Multi-Manager Global Real Estate Fund, Multi-Manager High Yield Opportunity Fund and Multi-Manager International Equity Fund and the assumption by the Custodian of certain related expenses, the Custodian is entitled to payment from the Trust as follows: (i) $35,000 annually for each Fund; plus (ii) 9/100th of 1% annually of each Fund’s average daily net assets; plus (iii) reimbursement for fees incurred by the Custodian for telephone, postage, courier fees, office supplies and duplicating. As compensation for basic accounting services rendered to the Funds by the Custodian, the Custodian is entitled to receive $25,000 for the first $50 million of each Fund’s average daily net assets and 1/100th of 1% of each Fund’s average daily net assets in excess of $50 million.

The Custodian’s fees under the Custodian Agreement and Foreign Custody Agreement are subject to reduction based on the Funds’ daily-uninvested U.S. cash balances (if any).

For the fiscal years indicated below, the amount of custody and fund accounting fees paid by each Fund was as follows:

	Fiscal Year Ended March 31, 2010			Fiscal Year Ended March 31, 2009	Fiscal Year Ended March 31, 2008
Multi-Manager Emerging Markets Equity Fund(1)	$	[	]	$70,893	N/A
Multi-Manager Global Real Estate Fund(1)	$	[	]	$108,793	N/A
Multi-Manager High Yield Opportunity Fund (2)	$	[	]	N/A	N/A
Multi-Manager International Equity Fund	$	[	]	$1,325,292	$1,378,318
Multi-Manager Large Cap Fund(3)	$	[	]	$128,384	$77,872
Multi-Manager Mid Cap Fund	$	[	]	$174,653	$162,004
Multi-Manager Small Cap Fund	$	[	]	$181,795	$168,520

Unless sooner terminated, the Trust’s Advisory Agreement and Sub-Advisory Agreements will continue in effect with respect to the particular Fund until June 30, 2011 (August 31, 2011 with respect to the Multi-Manager High Yield Opportunity Fund) and the Trust’s Transfer Agency Agreement, Custodian Agreement and Foreign Custody Agreement will continue in effect with respect to each Fund until June 30, 2011. Thereafter, each of the foregoing Agreements will continue in effect for successive 12-month periods, provided that the continuance is approved at least annually (i) by the vote of a majority of the Multi-Manager Funds Trustees (“Multi-Manager Trustees”) who are not parties to the applicable Agreement or “interested persons” (as such term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval and (ii) by the Multi-Manager Trustees or by the vote of a majority of the outstanding shares of such Fund (as defined under “Description of Shares”). Each Agreement is terminable at any time without penalty by the Trust (by specified Multi-Manager Trustee or shareholder action) or by the Investment Advisers, the Custodian, or Transfer Agent, as the case may be, on 60 days’ written notice.

BROKERAGE TRANSACTIONS

The amount of brokerage commissions paid by a Fund may vary substantially from year to year due to differences in shareholder purchase and redemption activity, portfolio turnover rates and other factors. For the fiscal

(1)	The Fund commenced operations on November 19, 2008.
(2)	The Fund commenced operations on September 23, 2009.
(3)	The Fund commenced operations on October 17, 2007.

years indicated below, the amount of commissions paid by each Fund was as follows:

	Fiscal Year Ended March 31, 2010			Fiscal Year Ended March 31, 2009	Fiscal Year Ended March 31, 2008
Multi-Manager Emerging Markets Equity Fund(1)	$	[	]	$245,167	N/A
Multi-Manager Global Real Estate Fund(1)	$	[	]	$630,310	N/A
Multi-Manager High Yield Opportunity Fund (2)	$	[	]	N/A	N/A
Multi-Manager International Equity Fund	$	[	]	$1,599,341	$2,204,287
Multi-Manager Large Cap Fund (3)	$	[	]	$379,519	$225,028
Multi-Manager Mid Cap Fund	$	[	]	$536,827	$331,279
Multi-Manager Small Cap Fund	$	[	]	$993,129	$653,342

The Investment Advisers or a Sub-Adviser may use an affiliated person of the Investment Adviser or Sub-Adviser as a broker for a Fund. In order for an affiliate, acting as agent, to effect any portfolio transactions for a Fund, the commissions, fees or other remuneration received by the affiliate must be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar securities or futures contracts. Furthermore, the Board of Trustees of the Multi-Manager Funds, including a majority of the Trustees who are not “interested” Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliate are consistent with the foregoing standard.

[No commissions were paid by the Multi-Manager Emerging Markets Equity, Multi-Manager Large Cap and Multi-Manager Small Cap Funds to any direct or indirect “affiliated” persons (as defined in the 1940 Act) of the Funds for the fiscal year ended March 31, 2010.]

The following table sets forth certain information regarding the Multi-Manager Global Real Estate Fund’s payment of brokerage commissions to affiliated persons for the fiscal year ended March 31, 2010:

Broker Name	Commissions Paid to Affiliated Persons			% of Total Commissions Paid to Affiliated Persons in Most Recent Fiscal Year		Total Amount of Transactions on Which Commissions Were Paid to Affiliated Persons			% of Total Amount of Transactions on Which Commissions Were Paid to Affiliated Persons
[ ]	$	[	]	[	]%	$	[	]	[	]%

The following table sets forth certain information regarding the Multi-Manager International Equity Fund’s payment of brokerage commissions to affiliated persons for the fiscal year ended March 31, 2010:

Broker Name	Commissions Paid to Affiliated Persons			% of Total Commissions Paid to Affiliated Persons in Most Recent Fiscal Year		Total Amount of Transactions on Which Commissions Were Paid to Affiliated Persons			% of Total Amount of Transactions on Which Commissions Were Paid to Affiliated Persons
[ ]	$	[	]	[	]%	$	[	]	[	]%
[ ]	$	[	]	[	]%	$	[	]	[	]%
[ ]	$	[	]	[	]%	$	[	]	[	]%

(1)	The Fund commenced operations on November 19, 2008.
(2)	The Fund commenced operations on September 23, 2009.
(3)	The Fund commenced operations on October 17, 2007.

The following table sets forth certain information regarding the Multi-Manager Mid Cap Fund’s payment of brokerage commissions to affiliated persons for the fiscal year ended March 31, 2010:

Broker Name	Commissions Paid to Affiliated Persons			% of Total Commissions Paid to Affiliated Persons in Most Recent Fiscal Year		Total Amount of Transactions on Which Commissions Were Paid to Affiliated Persons			% of Total Amount of Transactions on Which Commissions Were Paid to Affiliated Persons
[ ]	$	[	]	[	]%	$	[	]	[	]%

The Trust is required to identify any securities of its “regular brokers or dealers” or their parents which the Trust acquired during its most recent fiscal year.

During the fiscal year ended March 31, 2010, the Multi-Manager Emerging Markets Equity Fund acquired and sold securities of the following regular broker/dealers and owned the following amounts of securities of such regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parent companies:

Name of Regular Broker/Dealer of which the Fund Acquired and Sold Securities	Parent Company Name (if applicable)		As of March 31, 2009 the Fund Owned the Following Approximate Aggregate Market Value of Securities
[ ]	[	]	$	[	]

During the fiscal year ended March 31, 2010, the Multi-Manager Global Real Estate Fund acquired and sold securities of the following regular broker/dealers and owned the following amounts of securities of such regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parent companies:

Name of Regular Broker/Dealer of which the Fund Acquired and Sold Securities	Parent Company Name (if applicable)		As of March 31, 2009 the Fund Owned the Following Approximate Aggregate Market Value of Securities
[ ]	[	]	$	[	]

During the fiscal year ended March 31, 2010, the Multi-Manager High Yield Opportunity Fund acquired and sold securities of the following regular broker/dealers and owned the following amounts of securities of such regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parent companies:

Name of Regular Broker/Dealer of which the Fund Acquired and Sold Securities	Parent Company Name (if applicable)		As of March 31, 2009 the Fund Owned the Following Approximate Aggregate Market Value of Securities
[ ]	[	]	$	[	]

During the fiscal year ended March 31, 2010, the Multi-Manager International Equity Fund acquired and sold securities of the following regular broker/dealers and owned the following amounts of securities of such regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parent companies:

Name of Regular Broker/Dealer of which the Fund Acquired and Sold Securities	Parent Company Name (if applicable)		As of March 31, 2009 the Fund Owned the Following Approximate Aggregate Market Value of Securities
[ ]	[	]	$	[	]

During the fiscal year ended March 31, 2010, the Multi-Manager Large Cap Fund acquired and sold securities of the following regular broker/dealers and owned the following amounts of securities of such regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parent companies:

Name of Regular Broker/Dealer of which the Fund Acquired and Sold Securities	Parent Company Name (if applicable)		As of March 31, 2009 the Fund Owned the Following Approximate Aggregate Market Value of Securities
[ ]	[	]	$	[	]

During the fiscal year ended March 31, 2010, the Multi-Manager Mid Cap Fund acquired and sold securities of the following regular broker/dealers and owned the following amounts of securities of such regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parent companies:

Name of Regular Broker/Dealer of which the Fund Acquired and Sold Securities	Parent Company Name (if applicable)		As of March 31, 2009 the Fund Owned the Following Approximate Aggregate Market Value of Securities
[ ]	[	]	$	[	]

During the fiscal year ended March 31, 2010, the Multi-Manager Small Cap Fund acquired and sold securities of the following regular broker/dealers and owned the following amounts of securities of such regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parent companies:

Name of Regular Broker/Dealer of which the Fund Acquired and Sold Securities	Parent Company Name (if applicable)		As of March 31, 2009 the Fund Owned the Following Approximate Aggregate Market Value of Securities
[ ]	[	]	$	[	]

PORTFOLIO MANAGERS

The portfolio managers for the Funds are listed in the chart below.

Fund	Portfolio Manager
Multi-Manager Emerging Markets Equity Fund	NTCC
Andrew S.C. Smith, CFA
Jessica K. Hart

Axiom
Luiz Soares
Chris Lively, CFA

Pan Agora
Ronald Hua, CFA
Sanjoy Ghosh, Ph.D.
George Mussalli, CFA
Joel Feinberg
Dimitri Kantsyrev, Ph.D., CFA

Trilogy
Pablo Salas
William Sterling

Fund	Portfolio Manager
Robert Beckwitt

Westwood
Meg Reynolds
Bryan Ward

Multi-Manager Global Real Estate Fund	NTCC
Andrew S.C. Smith, CFA
Jessica K. Hart

Cohen & Steers
Joseph Harvey
Scott Crowe
Chip McKinley

EII
James Rehlaender
Al Otero
Peter Nieuwland

ING Clarion
T. Ritson Ferguson
Steven D. Burton
Joseph P. Smith

Multi-Manager High Yield Opportunity Fund	NTCC
Andrew S.C. Smith, CFA
Jessica K. Hart

Loomis Sayles
Kathleen C. Gaffney

Stone Harbor
Pablo Cisilino
James E. Craige, CFA
Thomas K. Flanagan, CFA
David Oliver
Beth A. Semmel, CFA
Peter J. Wilby, CFA

Multi-Manager International Equity Fund	NTCC
Andrew S.C. Smith, CFA
Jessica K. Hart

Altrinsic
John Hock
John L. Devita
Rehan Chaudhri

Tradewinds
Peter Boardman
Alberto Jimenez Crespo, CFA

Fund	Portfolio Manager
UBS Global AM
Vincent Willyard

William Blair
W. George Greig
David Merjan

Multi-Manager Large Cap Fund	NTCC
Andrew S.C. Smith, CFA
Jessica K. Hart

Delaware Investments
D. Tysen Nutt, Jr.
Anthony A. Lombardi
Robert A. Vogel, Jr.
Nikhil G. Lalvani
Nashira S. Wynn

Jennison
Kathleen A. McCarragher

MCM
Thomas F. Marsico

MetWest Capital
Howard Gleicher
Gary W. Lisenbee
David M. Graham
Jeffrey Peck
Jay Cunningham

Multi-Manager Mid Cap Fund	NTCC
Andrew S.C. Smith, CFA
Jessica K. Hart

Geneva
Amy Croen
William Priebe
Michelle Picard
Scott Priebe

LSV
Josef Lakonishok
Puneet Mansharamani
Menno Vermeulen

Systematic Financial
Ron Mushock
Kevin McCreesh

Fund	Portfolio Manager
TCW
Brendt Stallings

Multi-Manager Small Cap Fund	NTCC
Andrew S.C. Smith, CFA
Jessica K. Hart

Copper Rock
Tucker Walsh

Denver Investments
Kris B. Herrick, CFA
Mark M. Adelmann, CFA
Derek R. Anguilm, CFA
Troy Dayton, CFA
Lisa Z. Ramirez, CFA

Hotchkis & Wiley
James B. Miles
David E. Green, CFA

MetWest Capital
Samir Sikka
Gary W. Lisenbee

Riverbridge
Mark A. Thompson
Rick D. Moulton, CFA
Dana L. Feick, CFA
Philip W. Dobrzynski, CFA

Accounts Managed by the Portfolio Managers

The following tables describe certain information with respect to accounts for which the portfolio manager has day-to-day responsibility as of March 31, 2010 unless otherwise indicated, including all Northern Funds managed by the portfolio manager.

All Funds

NTCC

The table below discloses the accounts within each type of category listed below for which Andrew S.C. Smith, CFA was jointly and primarily responsible for day-to-day portfolio management.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds (including Northern Multi-Manager Funds):	[ ]	$[ ]	[ ]	$0
Northern Institutional Funds:	[ ]	$[ ]	[ ]	$0
Other Registered Investment Companies:	[ ]	$[ ]	[ ]	$0
Other Pooled Investment Vehicles:	[ ]	$[ ]	[ ]	$0
Other Accounts:	[ ]	$[ ]	[ ]	$0

The table below discloses the accounts within each type of category listed below for which Jessica K. Hart was jointly and primarily responsible for day-to-day portfolio management.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds (including Northern Multi-Manager Funds):	[ ]	$[ ]	[ ]	$0
Northern Institutional Funds:	[ ]	$[ ]	[ ]	$0
Other Registered Investment Companies:	[ ]	$[ ]	[ ]	$0
Other Pooled Investment Vehicles:	[ ]	$[ ]	[ ]	$0
Other Accounts:	[ ]	$[ ]	[ ]	$0

Multi-Manager Emerging Markets Equity Fund

Axiom

The table below discloses the accounts within each type of category listed below for which Luiz Soares was jointly and primarily responsible for day-to-day portfolio management.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds (including Northern Multi-Manager Funds):	[ ]	$[ ]	[ ]	$0
Northern Institutional Funds:	[ ]	$[ ]	[ ]	$0
Other Registered Investment Companies:	[ ]	$[ ]	[ ]	$0
Other Pooled Investment Vehicles:	[ ]	$[ ]	[ ]	$0
Other Accounts:	[ ]	$[ ]	[ ]	$0

The table below discloses the accounts within each type of category listed below for which Chris Lively, CFA was jointly and primarily responsible for day-to-day portfolio management.

Type of Accounts	Total # of Accounts Managed		Total Assets (in Millions)			# of Accounts Managed that Advisory Fee is Based on Performance		Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds (including Northern Multi-Manager Funds):	[	]	$	[	]	[	]	$0
Northern Institutional Funds:	[	]	$	[	]	[	]	$0
Other Registered Investment Companies:	[	]	$	[	]	[	]	$0
Other Pooled Investment Vehicles:	[	]	$	[	]	[	]	$0
Other Accounts:	[	]	$	[	]	[	]	$0

PanAgora

The table below discloses the accounts within each type of category listed below for which Ronald Hua, CFA was jointly and primarily responsible for day-to-day portfolio management.

Type of Accounts	Total # of Accounts Managed		Total Assets (in Millions)			# of Accounts Managed that Advisory Fee is Based on Performance		Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds (including Northern Multi-Manager Funds):	[	]	$	[	]	[	]	$0
Northern Institutional Funds:	[	]	$	[	]	[	]	$0
Other Registered Investment Companies:	[	]	$	[	]	[	]	$0
Other Pooled Investment Vehicles:	[	]	$	[	]	[	]	$0
Other Accounts:	[	]	$	[	]	[	]	$0

The table below discloses the accounts within each type of category listed below for which Sanjoy Ghosh, Ph.D. was jointly and primarily responsible for day-to-day portfolio management.

Type of Accounts	Total # of Accounts Managed		Total Assets (in Millions)			# of Accounts Managed that Advisory Fee is Based on Performance		Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds (including Northern Multi-Manager Funds):	[	]	$	[	]	[	]	$0
Northern Institutional Funds:	[	]	$	[	]	[	]	$0
Other Registered Investment Companies:	[	]	$	[	]	[	]	$0
Other Pooled Investment Vehicles:	[	]	$	[	]	[	]	$0
Other Accounts:	[	]	$	[	]	[	]	$0

The table below discloses the accounts within each type of category listed below for which George Mussalli, CFA was jointly and primarily responsible for day-to-day portfolio management.

Type of Accounts	Total # of Accounts Managed		Total Assets (in Millions)			# of Accounts Managed that Advisory Fee is Based on Performance		Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds (including Northern Multi-Manager Funds):	[	]	$	[	]	[	]	$0
Northern Institutional Funds:	[	]	$	[	]	[	]	$0
Other Registered Investment Companies:	[	]	$	[	]	[	]	$0
Other Pooled Investment Vehicles:	[	]	$	[	]	[	]	$0
Other Accounts:	[	]	$	[	]	[	]	$0

The table below discloses the accounts within each type of category listed below for which Joel Feinberg was jointly and primarily responsible for day-to-day portfolio management.

Type of Accounts	Total # of Accounts Managed		Total Assets (in Millions)			# of Accounts Managed that Advisory Fee is Based on Performance		Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds (including Northern Multi-Manager Funds):	[	]	$	[	]	[	]	$0
Northern Institutional Funds:	[	]	$	[	]	[	]	$0
Other Registered Investment Companies:	[	]	$	[	]	[	]	$0
Other Pooled Investment Vehicles:	[	]	$	[	]	[	]	$0
Other Accounts:	[	]	$	[	]	[	]	$0

The table below discloses the accounts within each type of category listed below for which Dmitri Kantsyrev, Ph.D., CFA was jointly and primarily responsible for day-to-day portfolio management.

Type of Accounts	Total # of Accounts Managed		Total Assets (in Millions)			# of Accounts Managed that Advisory Fee is Based on Performance		Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds (including Northern Multi-Manager Funds):	[	]	$	[	]	[	]	$0
Northern Institutional Funds:	[	]	$	[	]	[	]	$0
Other Registered Investment Companies:	[	]	$	[	]	[	]	$0
Other Pooled Investment Vehicles:	[	]	$	[	]	[	]	$0
Other Accounts:	[	]	$	[	]	[	]	$0

Trilogy

The table below discloses the accounts within each type of category listed below for which Pablo Salas was jointly and primarily responsible for day-to-day portfolio management.

Type of Accounts	Total # of Accounts Managed		Total Assets (in Millions)			# of Accounts Managed that Advisory Fee is Based on Performance		Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds (including Northern Multi-Manager Funds):	[	]	$	[	]	[	]	$0
Northern Institutional Funds:	[	]	$	[	]	[	]	$0
Other Registered Investment Companies:	[	]	$	[	]	[	]	$0
Other Pooled Investment Vehicles:	[	]	$	[	]	[	]	$0
Other Accounts:	[	]	$	[	]	[	]	$0

The table below discloses the accounts within each type of category listed below for which William Sterling was jointly and primarily responsible for day-to-day portfolio management.

Type of Accounts	Total # of Accounts Managed		Total Assets (in Millions)			# of Accounts Managed that Advisory Fee is Based on Performance		Total Assets that Advisory Fee is Based on Performance
Northern Funds (including Northern Multi-Manager Funds):	[	]	$	[	]	[	]	$0
Northern Institutional Funds:	[	]	$	[	]	[	]	$0
Other Registered Investment Companies:	[	]	$	[	]	[	]	$0
Other Pooled Investment Vehicles:	[	]	$	[	]	[	]	$0
Other Accounts:	[	]	$	[	]	[	]	$0

The table below discloses the accounts within each type of category listed below for which Robert Beckwitt was jointly and primarily responsible for day-to-day portfolio management.

Type of Accounts	Total # of Accounts Managed		Total Assets (in Millions)			# of Accounts Managed that Advisory Fee is Based on Performance		Total Assets that Advisory Fee is Based on Performance
Northern Funds (including Northern Multi-Manager Funds):	[	]	$	[	]	[	]	$0
Northern Institutional Funds:	[	]	$	[	]	[	]	$0
Other Registered Investment Companies:	[	]	$	[	]	[	]	$0
Other Pooled Investment Vehicles:	[	]	$	[	]	[	]	$0
Other Accounts:	[	]	$	[	]	[	]	$0

Westwood

The table below discloses the accounts within each type of category listed below for which Meg Reynolds was jointly and primarily responsible for day-to-day portfolio management.

Type of Accounts	Total # of Accounts Managed		Total Assets (in Millions)			# of Accounts Managed that Advisory Fee is Based on Performance		Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds (including Northern Multi-Manager Funds):	[	]	$	[	]	[	]	$0
Northern Institutional Funds:	[	]	$	[	]	[	]	$0
Other Registered Investment Companies:	[	]	$	[	]	[	]	$0
Other Pooled Investment Vehicles:	[	]	$	[	]	[	]	$0
Other Accounts:	[	]	$	[	]	[	]	$0

The table below discloses the accounts within each type of category listed below for which Bryan Ward was jointly and primarily responsible for day-to-day portfolio management.

Type of Accounts	Total # of Accounts Managed		Total Assets (in Millions)			# of Accounts Managed that Advisory Fee is Based on Performance		Total Assets that Advisory Fee is Based on Performance
Northern Funds (including Northern Multi-Manager Funds):	[	]	$	[	]	[	]	$0
Northern Institutional Funds:	[	]	$	[	]	[	]	$0
Other Registered Investment Companies:	[	]	$	[	]	[	]	$0
Other Pooled Investment Vehicles:	[	]	$	[	]	[	]	$0
Other Accounts:	[	]	$	[	]	[	]	$0

Multi-Manager Global Real Estate Fund

Cohen & Steers

The table below discloses the accounts within each type of category listed below for which Joseph Harvey was jointly and primarily responsible for day-to-day portfolio management.

Type of Accounts	Total # of Accounts Managed		Total Assets (in Millions)			# of Accounts Managed that Advisory Fee is Based on Performance		Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds (including Northern Multi-Manager Funds):	[	]	$	[	]	[	]	$0
Northern Institutional Funds:	[	]	$	[	]	[	]	$0
Other Registered Investment Companies:	[	]	$	[	]	[	]	$0
Other Pooled Investment Vehicles:	[	]	$	[	]	[	]	$0
Other Accounts:	[	]	$	[	]	[	]	$0

The table below discloses the accounts within each type of category listed below for which Scott Crowe was jointly and primarily responsible for day-to-day portfolio management.

Type of Accounts	Total # of Accounts Managed		Total Assets (in Millions)			# of Accounts Managed that Advisory Fee is Based on Performance		Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds (including Northern Multi-Manager Funds):	[	]	$	[	]	[	]	$0
Northern Institutional Funds:	[	]	$	[	]	[	]	$0
Other Registered Investment Companies:	[	]	$	[	]	[	]	$0
Other Pooled Investment Vehicles:	[	]	$	[	]	[	]	$0
Other Accounts:	[	]	$	[	]	[	]	$0

The table below discloses the accounts within each type of category listed below for which Chip McKinely was jointly and primarily responsible for day-to-day portfolio management.

Type of Accounts	Total # of Accounts Managed		Total Assets (in Millions)			# of Accounts Managed that Advisory Fee is Based on Performance		Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds (including Northern Multi-Manager Funds):	[	]	$	[	]	[	]	$0
Northern Institutional Funds:	[	]	$	[	]	[	]	$0
Other Registered Investment Companies:	[	]	$	[	]	[	]	$0
Other Pooled Investment Vehicles:	[	]	$	[	]	[	]	$0
Other Accounts:	[	]	$	[	]	[	]	$0

EII

The table below discloses the accounts within each type of category listed below for which James Rehlaender was jointly and primarily responsible for day-to-day portfolio management.

Type of Accounts	Total # of Accounts Managed		Total Assets (in Millions)			# of Accounts Managed that Advisory Fee is Based on Performance		Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds (including Northern Multi-Manager Funds):	[	]	$	[	]	[	]	$0
Northern Institutional Funds:	[	]	$	[	]	[	]	$0
Other Registered Investment Companies:	[	]	$	[	]	[	]	$0
Other Pooled Investment Vehicles:	[	]	$	[	]	[	]	$0
Other Accounts:	[	]	$	[	]	[	]	$0

The table below discloses the accounts within each type of category listed below for which Al Otero was jointly and primarily responsible for day-to-day portfolio management.

Type of Accounts	Total # of Accounts Managed		Total Assets (in Millions)			# of Accounts Managed that Advisory Fee is Based on Performance		Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds (including Northern Multi-Manager Funds):	[	]	$	[	]	[	]	$0
Northern Institutional Funds:	[	]	$	[	]	[	]	$0
Other Registered Investment Companies:	[	]	$	[	]	[	]	$0
Other Pooled Investment Vehicles:	[	]	$	[	]	[	]	$0
Other Accounts:	[	]	$	[	]	[	]	$0

The table below discloses the accounts within each type of category listed below for which Peter Nieuwland was jointly and primarily responsible for day-to-day portfolio management.

Type of Accounts	Total # of Accounts Managed		Total Assets (in Millions)			# of Accounts Managed that Advisory Fee is Based on Performance		Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds (including Northern Multi-Manager Funds):	[	]	$	[	]	[	]	$0
Northern Institutional Funds:	[	]	$	[	]	[	]	$0
Other Registered Investment Companies:	[	]	$	[	]	[	]	$0
Other Pooled Investment Vehicles:	[	]	$	[	]	[	]	$0
Other Accounts:	[	]	$	[	]	[	]	$0

ING Clarion

The table below discloses the accounts within each type of category listed below for which T. Ritson Ferguson was jointly and primarily responsible for day-to-day portfolio management.

Type of Accounts	Total # of Accounts Managed		Total Assets (in Millions)			# of Accounts Managed that Advisory Fee is Based on Performance		Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds (including Northern Multi-Manager Funds):	[	]	$	[	]	[	]	$0
Northern Institutional Funds:	[	]	$	[	]	[	]	$0
Other Registered Investment Companies:	[	]	$	[	]	[	]	$0
Other Pooled Investment Vehicles:	[	]	$	[	]	[	]	$0
Other Accounts:	[	]	$	[	]	[	]	$0

The table below discloses the accounts within each type of category listed below for which Steven D. Burton was jointly and primarily responsible for day-to-day portfolio management.

Type of Accounts	Total # of Accounts Managed		Total Assets (in Millions)			# of Accounts Managed that Advisory Fee is Based on Performance		Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds (including Northern Multi-Manager Funds):	[	]	$	[	]	[	]	$0
Northern Institutional Funds:	[	]	$	[	]	[	]	$0
Other Registered Investment Companies:	[	]	$	[	]	[	]	$0
Other Pooled Investment Vehicles:	[	]	$	[	]	[	]	$0
Other Accounts:	[	]	$	[	]	[	]	$0

The table below discloses the accounts within each type of category listed below for which Joseph P. Smith was jointly and primarily responsible for day-to-day portfolio management.

Type of Accounts	Total # of Accounts Managed		Total Assets (in Millions)			# of Accounts Managed that Advisory Fee is Based on Performance		Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds (including Northern Multi-Manager Funds):	[	]	$	[	]	[	]	$0
Northern Institutional Funds:	[	]	$	[	]	[	]	$0
Other Registered Investment Companies:	[	]	$	[	]	[	]	$0
Other Pooled Investment Vehicles:	[	]	$	[	]	[	]	$0
Other Accounts:	[	]	$	[	]	[	]	$0

Multi-Manager High Yield Opportunity Fund

Loomis Sayles

The table below discloses the accounts within each type of category listed below for which Kathleen C. Gaffney was jointly and primarily responsible for day-to-day portfolio management.

Type of Accounts	Total # of Accounts Managed		Total Assets (in Millions)			# of Accounts Managed that Advisory Fee is Based on Performance		Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds (including Northern Multi-Manager Funds):	[	]	$	[	]	[	]	$0
Northern Institutional Funds:	[	]	$	[	]	[	]	$0
Other Registered Investment Companies:	[	]	$	[	]	[	]	$0
Other Pooled Investment Vehicles:	[	]	$	[	]	[	]	$0
Other Accounts:	[	]	$	[	]	[	]	$0

Stone Harbor

The table below discloses the accounts within each type of category listed below for which Pablo Cisilino was jointly and primarily responsible for day-to-day portfolio management.

Type of Accounts	Total # of Accounts Managed		Total Assets (in Millions)			# of Accounts Managed that Advisory Fee is Based on Performance		Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds (including Northern Multi-Manager Funds):	[	]	$	[	]	[	]	$0
Northern Institutional Funds:	[	]	$	[	]	[	]	$0
Other Registered Investment Companies:	[	]	$	[	]	[	]	$0
Other Pooled Investment Vehicles:	[	]	$	[	]	[	]	$0
Other Accounts:	[	]	$	[	]	[	]	$0

The table below discloses the accounts within each type of category listed below for which James E. Craige, CFA was jointly and primarily responsible for day-to-day portfolio management.

Type of Accounts	Total # of Accounts Managed		Total Assets (in Millions)			# of Accounts Managed that Advisory Fee is Based on Performance		Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds (including Northern Multi-Manager Funds):	[	]	$	[	]	[	]	$0
Northern Institutional Funds:	[	]	$	[	]	[	]	$0
Other Registered Investment Companies:	[	]	$	[	]	[	]	$0
Other Pooled Investment Vehicles:	[	]	$	[	]	[	]	$0
Other Accounts:	[	]	$	[	]	[	]	$0

The table below discloses the accounts within each type of category listed below for which Thomas K. Flanagan, CFA was jointly and primarily responsible for day-to-day portfolio management.

Type of Accounts	Total # of Accounts Managed		Total Assets (in Millions)			# of Accounts Managed that Advisory Fee is Based on Performance		Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds (including Northern Multi-Manager Funds):	[	]	$	[	]	[	]	$0
Northern Institutional Funds:	[	]	$	[	]	[	]	$0
Other Registered Investment Companies:	[	]	$	[	]	[	]	$0
Other Pooled Investment Vehicles:	[	]	$	[	]	[	]	$0
Other Accounts:	[	]	$	[	]	[	]	$0

The table below discloses the accounts within each type of category listed below for which David Oliver was jointly and primarily responsible for day-to-day portfolio management.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)			# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds (including Northern Multi-Manager Funds):	[ ]	$	[	]	[ ]	$0
Northern Institutional Funds:	[ ]	$	[	]	[ ]	$0
Other Registered Investment Companies:	[ ]	$	[	]	[ ]	$0
Other Pooled Investment Vehicles:	[ ]	$	[	]	[ ]	$0
Other Accounts:	[ ]	$	[	]	[ ]	$0

The table below discloses the accounts within each type of category listed below for which Beth A. Semmel, CFA was jointly and primarily responsible for day-to-day portfolio management.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)			# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds (including Northern Multi-Manager Funds):	[ ]	$	[	]	[ ]	$0
Northern Institutional Funds:	[ ]	$	[	]	[ ]	$0
Other Registered Investment Companies:	[ ]	$	[	]	[ ]	$0
Other Pooled Investment Vehicles:	[ ]	$	[	]	[ ]	$0
Other Accounts:	[ ]	$	[	]	[ ]	$0

The table below discloses the accounts within each type of category listed below for which Peter J. Wilby, CFA was jointly and primarily responsible for day-to-day portfolio management.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)			# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds (including Northern Multi-Manager Funds):	[ ]	$	[	]	[ ]	$0
Northern Institutional Funds:	[ ]	$	[	]	[ ]	$0
Other Registered Investment Companies:	[ ]	$	[	]	[ ]	$0
Other Pooled Investment Vehicles:	[ ]	$	[	]	[ ]	$0
Other Accounts:	[ ]	$	[	]	[ ]	$0

Multi-Manager International Equity Fund

Altrinsic

The table below discloses the accounts within each type of category listed below for which John Hock was jointly and primarily responsible for day-to-day portfolio management.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)			# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds (including Northern Multi-Manager Funds):	[ ]	$	[	]	[ ]	$0
Northern Institutional Funds:	[ ]	$	[	]	[ ]	$0
Other Registered Investment Companies:	[ ]	$	[	]	[ ]	$0
Other Pooled Investment Vehicles:	[ ]	$	[	]	[ ]	$0
Other Accounts:	[ ]	$	[	]	[ ]	$0

The table below discloses the accounts within each type of category listed below for which John L. Devita was jointly and primarily responsible for day-to-day portfolio management.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)			# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds (including Northern Multi-Manager Funds):	[ ]	$	[	]	[ ]	$0
Northern Institutional Funds:	[ ]	$	[	]	[ ]	$0
Other Registered Investment Companies:	[ ]	$	[	]	[ ]	$0
Other Pooled Investment Vehicles:	[ ]	$	[	]	[ ]	$0
Other Accounts:	[ ]	$	[	]	[ ]	$0

The table below discloses the accounts within each type of category listed below for which Rehan Chaudhri was jointly and primarily responsible for day-to-day portfolio management.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)			# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds (including Northern Multi-Manager Funds):	[ ]	$	[	]	[ ]	$0
Northern Institutional Funds:	[ ]	$	[	]	[ ]	$0
Other Registered Investment Companies:	[ ]	$	[	]	[ ]	$0
Other Pooled Investment Vehicles:	[ ]	$	[	]	[ ]	$0
Other Accounts:	[ ]	$	[	]	[ ]	$0

Tradewinds

The table below discloses the accounts within each type of category listed below for which Peter Boardman was jointly and primarily responsible for day-to-day portfolio management.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)			# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds (including Northern Multi-Manager Funds):	[ ]	$	[	]	[ ]	$0
Northern Institutional Funds:	[ ]	$	[	]	[ ]	$0
Other Registered Investment Companies:	[ ]	$	[	]	[ ]	$0
Other Pooled Investment Vehicles:	[ ]	$	[	]	[ ]	$0
Other Accounts:	[ ]	$	[	]	[ ]	$0

The table below discloses the accounts within each type of category listed below for which Alberto Jimenez Crespo, CFA was jointly and primarily responsible for day-to-day portfolio management.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)			# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds (including Northern Multi-Manager Funds):	[ ]	$	[	]	[ ]	$0
Northern Institutional Funds:	[ ]	$	[	]	[ ]	$0
Other Registered Investment Companies:	[ ]	$	[	]	[ ]	$0
Other Pooled Investment Vehicles:	[ ]	$	[	]	[ ]	$0
Other Accounts:	[ ]	$	[	]	[ ]	$0

UBS Global AM

The table below discloses the accounts within each type of category listed below for which Vincent Willyard was jointly and primarily responsible for day-to-day portfolio management.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)			# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds (including Northern Multi-Manager Funds):	[ ]	$	[	]	[ ]	$0
Northern Institutional Funds:	[ ]	$	[	]	[ ]	$0
Other Registered Investment Companies:	[ ]	$	[	]	[ ]	$0
Other Pooled Investment Vehicles:	[ ]	$	[	]	[ ]	$0
Other Accounts:	[ ]	$	[	]	[ ]	$0

William Blair

The table below discloses the accounts within each type of category listed below for which W. George Greig was jointly and primarily responsible for day-to-day portfolio management.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)			# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds (including Northern Multi-Manager Funds):	[ ]	$	[	]	[ ]	$0
Northern Institutional Funds:	[ ]	$	[	]	[ ]	$0
Other Registered Investment Companies:	[ ]	$	[	]	[ ]	$0
Other Pooled Investment Vehicles:	[ ]	$	[	]	[ ]	$0
Other Accounts:	[ ]	$	[	]	[ ]	$0

The table below discloses the accounts within each type of category listed below for which David Merjan was jointly and primarily responsible for day-to-day portfolio management.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)			# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds (including Northern Multi-Manager Funds):	[ ]	$	[	]	[ ]	$0
Northern Institutional Funds:	[ ]	$	[	]	[ ]	$0
Other Registered Investment Companies:	[ ]	$	[	]	[ ]	$0
Other Pooled Investment Vehicles:	[ ]	$	[	]	[ ]	$0
Other Accounts:	[ ]	$	[	]	[ ]	$0

Multi-Manager Large Cap Fund

Delaware Investments*

The table below discloses the accounts within each type of category listed below for which D. Tysen Nutt, Jr. was jointly and primarily responsible for day-to-day portfolio management.

*	For the Delaware Investments portfolio managers, any accounts managed in a personal capacity appear under “Other Accounts” along with other accounts managed on a professional basis. The personal account information is current as of the most recent calendar quarter-end for which account statements are available.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)			# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds (including Northern Multi-Manager Funds):	[ ]	$	[	]	[ ]	$0
Northern Institutional Funds:	[ ]	$	[	]	[ ]	$0
Other Registered Investment Companies:	[ ]	$	[	]	[ ]	$0
Other Pooled Investment Vehicles:	[ ]	$	[	]	[ ]	$0
Other Accounts:	[ ]	$	[	]	[ ]	$0

The table below discloses the accounts within each type of category listed below for which Anthony A. Lombardi was jointly and primarily responsible for day-to-day portfolio management.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)			# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds (including Northern Multi-Manager Funds):	[ ]	$	[	]	[ ]	$0
Northern Institutional Funds:	[ ]	$	[	]	[ ]	$0
Other Registered Investment Companies:	[ ]	$	[	]	[ ]	$0
Other Pooled Investment Vehicles:	[ ]	$	[	]	[ ]	$0
Other Accounts:	[ ]	$	[	]	[ ]	$0

The table below discloses the accounts within each type of category listed below for which Robert A. Vogel, Jr. was jointly and primarily responsible for day-to-day portfolio management.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)			# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds (including Northern Multi-Manager Funds):	[ ]	$	[	]	[ ]	$0
Northern Institutional Funds:	[ ]	$	[	]	[ ]	$0
Other Registered Investment Companies:	[ ]	$	[	]	[ ]	$0
Other Pooled Investment Vehicles:	[ ]	$	[	]	[ ]	$0
Other Accounts:	[ ]	$	[	]	[ ]	$0

The table below discloses the accounts within each type of category listed below for which Nikhil G. Lalvani was jointly and primarily responsible for day-to-day portfolio management.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)			# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds (including Northern Multi-Manager Funds):	[ ]	$	[	]	[ ]	$0
Northern Institutional Funds:	[ ]	$	[	]	[ ]	$0
Other Registered Investment Companies:	[ ]	$	[	]	[ ]	$0
Other Pooled Investment Vehicles:	[ ]	$	[	]	[ ]	$0
Other Accounts:	[ ]	$	[	]	[ ]	$0

The table below discloses the accounts within each type of category listed below for which Nashira S. Wynn was jointly and primarily responsible for day-to-day portfolio management.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)			# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds (including Northern Multi-Manager Funds):	[ ]	$	[	]	[ ]	$0
Northern Institutional Funds:	[ ]	$	[	]	[ ]	$0
Other Registered Investment Companies:	[ ]	$	[	]	[ ]	$0
Other Pooled Investment Vehicles:	[ ]	$	[	]	[ ]	$0
Other Accounts:	[ ]	$	[	]	[ ]	$0

Jennison

The table below discloses the accounts within each type of category listed below for which Kathleen A. McCarragher was jointly and primarily responsible for day-to-day portfolio management.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)			# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds (including Northern Multi-Manager Funds):	[ ]	$	[	]	[ ]	$0
Northern Institutional Funds:	[ ]	$	[	]	[ ]	$0
Other Registered Investment Companies:	[ ]	$	[	]	[ ]	$0
Other Pooled Investment Vehicles:	[ ]	$	[	]	[ ]	$0
Other Accounts:	[ ]	$	[	]	[ ]	$0

MCM

The table below discloses the accounts within each type of category listed below for which Thomas F. Marsico was jointly and primarily responsible for day-to-day portfolio management.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)			# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds (including Northern Multi-Manager Funds):	[ ]	$	[	]	[ ]	$0
Northern Institutional Funds:	[ ]	$	[	]	[ ]	$0
Other Registered Investment Companies:	[ ]	$	[	]	[ ]	$0
Other Pooled Investment Vehicles:	[ ]	$	[	]	[ ]	$0
Other Accounts:	[ ]	$	[	]*	[ ]	$0

MetWest Capital

The table below discloses the accounts within each type of category listed below for which Howard Gleicher was jointly and primarily responsible for day-to-day portfolio management.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)			# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds (including Northern Multi-Manager Funds):	[ ]	$	[	]	[ ]	$0
Northern Institutional Funds:	[ ]	$	[	]	[ ]	$0
Other Registered Investment Companies:	[ ]	$	[	]	[ ]	$0
Other Pooled Investment Vehicles:	[ ]	$	[	]	[ ]	$0
Other Accounts:	[ ]	$	[	]	[ ]	$0

The table below discloses the accounts within each type of category listed below for which Gary W. Lisenbee was jointly and primarily responsible for day-to-day portfolio management.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)			# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds (including Northern Multi-Manager Funds):	[ ]	$	[	]	[ ]	$0
Northern Institutional Funds:	[ ]	$	[	]	[ ]	$0
Other Registered Investment Companies:	[ ]	$	[	]	[ ]	$0
Other Pooled Investment Vehicles:	[ ]	$	[	]	[ ]	$0
Other Accounts:	[ ]	$	[	]	[ ]	$0

The table below discloses the accounts within each type of category listed below for which David M. Graham was jointly and primarily responsible for day-to-day portfolio management.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)			# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds (including Northern Multi-Manager Funds):	[ ]	$	[	]	[ ]	$0
Northern Institutional Funds:	[ ]	$	[	]	[ ]	$0
Other Registered Investment Companies:	[ ]	$	[	]	[ ]	$0
Other Pooled Investment Vehicles:	[ ]	$	[	]	[ ]	$0
Other Accounts:	[ ]	$	[	]	[ ]	$0

The table below discloses the accounts within each type of category listed below for which Jeffrey Peck was jointly and primarily responsible for day-to-day portfolio management.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)			# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds (including Northern Multi-Manager Funds):	[ ]	$	[	]	[ ]	$0
Northern Institutional Funds:	[ ]	$	[	]	[ ]	$0
Other Registered Investment Companies:	[ ]	$	[	]	[ ]	$0
Other Pooled Investment Vehicles:	[ ]	$	[	]	[ ]	$0
Other Accounts:	[ ]	$	[	]	[ ]	$0

The table below discloses the accounts within each type of category listed below for which Jay Cunningham was jointly and primarily responsible for day-to-day portfolio management.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)			# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds (including Northern Multi-Manager Funds):	[ ]	$	[	]	[ ]	$0
Northern Institutional Funds:	[ ]	$	[	]	[ ]	$0
Other Registered Investment Companies:	[ ]	$	[	]	[ ]	$0
Other Pooled Investment Vehicles:	[ ]	$	[	]	[ ]	$0
Other Accounts:	[ ]	$	[	]	[ ]	$0

Multi-Manager Mid Cap Fund

Geneva

The table below discloses the accounts within each type of category listed below for which Amy Croen was jointly and primarily responsible for day-to-day portfolio management.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)			# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds (including Northern Multi-Manager Funds):	[ ]	$	[	]	[ ]	$0
Northern Institutional Funds:	[ ]	$	[	]	[ ]	$0
Other Registered Investment Companies:	[ ]	$	[	]	[ ]	$0
Other Pooled Investment Vehicles:	[ ]	$	[	]	[ ]	$0
Other Accounts:	[ ]	$	[	]	[ ]	$0

The table below discloses the accounts within each type of category listed below for which William Priebe was jointly and primarily responsible for day-to-day portfolio management.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)			# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds (including Northern Multi-Manager Funds):	[ ]	$	[	]	[ ]	$0
Northern Institutional Funds:	[ ]	$	[	]	[ ]	$0
Other Registered Investment Companies:	[ ]	$	[	]	[ ]	$0
Other Pooled Investment Vehicles:	[ ]	$	[	]	[ ]	$0
Other Accounts:	[ ]	$	[	]	[ ]	$0

The table below discloses the accounts within each type of category listed below for which Michelle Picard was jointly and primarily responsible for day-to-day portfolio management.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)			# of Accounts Managed that Advisory Fee is Based on Performance		Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds (including Northern Multi-Manager Funds):	[ ]	$	[	]	[	]	$0
Northern Institutional Funds:	[ ]	$	[	]	[	]	$0
Other Registered Investment Companies:	[ ]	$	[	]	[	]	$0
Other Pooled Investment Vehicles:	[ ]	$	[	]	[	]	$0
Other Accounts:	[ ]	$	[	]	[	]	$0

The table below discloses the accounts within each type of category listed below for which Scott Priebe was jointly and primarily responsible for day-to-day portfolio management.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)			# of Accounts Managed that Advisory Fee is Based on Performance		Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds (including Northern Multi-Manager Funds):	[ ]	$	[	]	[	]	$0
Northern Institutional Funds:	[ ]	$	[	]	[	]	$0
Other Registered Investment Companies:	[ ]	$	[	]	[	]	$0
Other Pooled Investment Vehicles:	[ ]	$	[	]	[	]	$0
Other Accounts:	[ ]	$	[	]	[	]	$0

LSV

The table below discloses the accounts within each type of category listed below for which Josef Lakonishok was jointly and primarily responsible for day-to-day portfolio management.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)			# of Accounts Managed that Advisory Fee is Based on Performance		Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds (including Northern Multi-Manager Funds):	[ ]	$	[	]	[	]	$0
Northern Institutional Funds:	[ ]	$	[	]	[	]	$0
Other Registered Investment Companies:	[ ]	$	[	]	[	]	$0
Other Pooled Investment Vehicles:	[ ]	$	[	]	[	]	$0
Other Accounts:	[ ]	$	[	]	[	]	$0

The table below discloses the accounts within each type of category listed below for which Puneet Mansharamani was jointly and primarily responsible for day-to-day portfolio management.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)			# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds (including Northern Multi-Manager Funds):	[ ]	$	[	]	[ ]	$0
Northern Institutional Funds:	[ ]	$	[	]	[ ]	$0
Other Registered Investment Companies:	[ ]	$	[	]	[ ]	$0
Other Pooled Investment Vehicles:	[ ]	$	[	]	[ ]	$0
Other Accounts:	[ ]	$	[	]	[ ]	$0

The table below discloses the accounts within each type of category listed below for which Menno Vermeulen was jointly and primarily responsible for day-to-day portfolio management.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)			# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds (including Northern Multi-Manager Funds):	[ ]	$	[	]	[ ]	$0
Northern Institutional Funds:	[ ]	$	[	]	[ ]	$0
Other Registered Investment Companies:	[ ]	$	[	]	[ ]	$0
Other Pooled Investment Vehicles:	[ ]	$	[	]	[ ]	$0
Other Accounts:	[ ]	$	[	]	[ ]	$0

Systematic Financial

The table below discloses the accounts within each type of category listed below for which Ron Mushock was jointly and primarily responsible for day-to-day portfolio management.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)			# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds (including Northern Multi-Manager Funds):	[ ]	$	[	]	[ ]	$0
Northern Institutional Funds:	[ ]	$	[	]	[ ]	$0
Other Registered Investment Companies:	[ ]	$	[	]	[ ]	$0
Other Pooled Investment Vehicles:	[ ]	$	[	]	[ ]	$0
Other Accounts:	[ ]	$	[	]	[ ]	$0

The table below discloses the accounts within each type of category listed below for which Kevin McCreesh was jointly and primarily responsible for day-to-day portfolio management.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)			# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds (including Northern Multi-Manager Funds):	[ ]	$	[	]	[ ]	$0
Northern Institutional Funds:	[ ]	$	[	]	[ ]	$0
Other Registered Investment Companies:	[ ]	$	[	]	[ ]	$0
Other Pooled Investment Vehicles:	[ ]	$	[	]	[ ]	$0
Other Accounts:	[ ]	$	[	]	[ ]	$0

TCW

The table below discloses the accounts within each type of category listed below for which Brendt Stallings was jointly and primarily responsible for day-to-day portfolio management.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)			# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds (including Northern Multi-Manager Funds):	[ ]	$	[	]	[ ]	$0
Northern Institutional Funds:	[ ]	$	[	]	[ ]	$0
Other Registered Investment Companies:	[ ]	$	[	]	[ ]	$0
Other Pooled Investment Vehicles:	[ ]	$	[	]	[ ]	$0
Other Accounts:	[ ]	$	[	]	[ ]	$0

Multi-Manager Small Cap Fund

Copper Rock

The table below discloses the accounts within each type of category listed below for which Tucker Walsh was jointly and primarily responsible for day-to-day portfolio management.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)			# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds (including Northern Multi-Manager Funds):	[ ]	$	[	]	[ ]	$0
Northern Institutional Funds:	[ ]	$	[	]	[ ]	$0
Other Registered Investment Companies:	[ ]	$	[	]	[ ]	$0
Other Pooled Investment Vehicles:	[ ]	$	[	]	[ ]	$0
Other Accounts:	[ ]	$	[	]	[ ]	$0

Denver Investments

The table below discloses the accounts within each type of category listed below for which Kris B. Herrick, CFA was jointly and primarily responsible for day-to-day portfolio management.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)			# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds (including Northern Multi-Manager Funds):	[ ]	$	[	]	[ ]	$0
Northern Institutional Funds:	[ ]	$	[	]	[ ]	$0
Other Registered Investment Companies:	[ ]	$	[	]	[ ]	$0
Other Pooled Investment Vehicles:	[ ]	$	[	]	[ ]	$0
Other Accounts:	[ ]	$	[	]	[ ]	$0

The table below discloses the accounts within each type of category listed below for which Mark M. Adelmann, CFA was jointly and primarily responsible for day-to-day portfolio management.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)			# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds (including Northern Multi-Manager Funds):	[ ]	$	[	]	[ ]	$0
Northern Institutional Funds:	[ ]	$	[	]	[ ]	$0
Other Registered Investment Companies:	[ ]	$	[	]	[ ]	$0
Other Pooled Investment Vehicles:	[ ]	$	[	]	[ ]	$0
Other Accounts:	[ ]	$	[	]	[ ]	$0

The table below discloses the accounts within each type of category listed below for which Derek R. Anguilm, CFA was jointly and primarily responsible for day-to-day portfolio management.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)			# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds (including Northern Multi-Manager Funds):	[ ]	$	[	]	[ ]	$0
Northern Institutional Funds:	[ ]	$	[	]	[ ]	$0
Other Registered Investment Companies:	[ ]	$	[	]	[ ]	$0
Other Pooled Investment Vehicles:	[ ]	$	[	]	[ ]	$0
Other Accounts:	[ ]	$	[	]	[ ]	$0

The table below discloses the accounts within each type of category listed below for which Troy Dayton, CFA was jointly and primarily responsible for day-to-day portfolio management.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)			# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds (including Northern Multi-Manager Funds):	[ ]	$	[	]	[ ]	$0
Northern Institutional Funds:	[ ]	$	[	]	[ ]	$0
Other Registered Investment Companies:	[ ]	$	[	]	[ ]	$0
Other Pooled Investment Vehicles:	[ ]	$	[	]	[ ]	$0
Other Accounts:	[ ]	$	[	]	[ ]	$0

The table below discloses the accounts within each type of category listed below for which Lisa Z. Ramirez, CFA was jointly and primarily responsible for day-to-day portfolio management.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)			# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds (including Northern Multi-Manager Funds):	[ ]	$	[	]	[ ]	$0
Northern Institutional Funds:	[ ]	$	[	]	[ ]	$0
Other Registered Investment Companies:	[ ]	$	[	]	[ ]	$0
Other Pooled Investment Vehicles:	[ ]	$	[	]	[ ]	$0
Other Accounts:	[ ]	$	[	]	[ ]	$0

Hotchkis & Wiley

The table below discloses the accounts within each type of category listed below for which James B. Miles was jointly and primarily responsible for day-to-day portfolio management.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)			# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds (including Northern Multi-Manager Funds):	[ ]	$	[	]	[ ]	$0
Northern Institutional Funds:	[ ]	$	[	]	[ ]	$0
Other Registered Investment Companies:	[ ]	$	[	]	[ ]	$0
Other Pooled Investment Vehicles:	[ ]	$	[	]	[ ]	$0
Other Accounts:	[ ]	$	[	]	[ ]	$0

The table below discloses the accounts within each type of category listed below for which David E. Green, CFA was jointly and primarily responsible for day-to-day portfolio management.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)			# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds (including Northern Multi-Manager Funds):	[ ]	$	[	]	[ ]	$0
Northern Institutional Funds:	[ ]	$	[	]	[ ]	$0
Other Registered Investment Companies:	[ ]	$	[	]	[ ]	$0
Other Pooled Investment Vehicles:	[ ]	$	[	]	[ ]	$0
Other Accounts:	[ ]	$	[	]	[ ]	$0

MetWest Capital

The table below discloses the accounts within each type of category listed below for which Samir Sikka was jointly and primarily responsible for day-to-day portfolio management.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)			# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds (including Northern Multi-Manager Funds):	[ ]	$	[	]	[ ]	$0
Northern Institutional Funds:	[ ]	$	[	]	[ ]	$0
Other Registered Investment Companies:	[ ]	$	[	]	[ ]	$0
Other Pooled Investment Vehicles:	[ ]	$	[	]	[ ]	$0
Other Accounts:	[ ]	$	[	]	[ ]	$0

Riverbridge

The table below discloses the accounts within each type of category listed below for which Mark A. Thompson, CFA was jointly and primarily responsible for day-to-day portfolio management.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)			# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds (including Northern Multi-Manager Funds):	[ ]	$	[	]	[ ]	$0
Northern Institutional Funds:	[ ]	$	[	]	[ ]	$0
Other Registered Investment Companies:	[ ]	$	[	]	[ ]	$0
Other Pooled Investment Vehicles:	[ ]	$	[	]	[ ]	$0
Other Accounts:	[ ]	$	[	]	[ ]	$0

The table below discloses the accounts within each type of category listed below for which Rick D. Moulton, CFA was jointly and primarily responsible for day-to-day portfolio management.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)			# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds (including Northern Multi-Manager Funds):	[ ]	$	[	]	[ ]	$0
Northern Institutional Funds:	[ ]	$	[	]	[ ]	$0
Other Registered Investment Companies:	[ ]	$	[	]	[ ]	$0
Other Pooled Investment Vehicles:	[ ]	$	[	]	[ ]	$0
Other Accounts:	[ ]	$	[	]	[ ]	$0

The table below discloses the accounts within each type of category listed below for which Dana L. Feick, CFA was jointly and primarily responsible for day-to-day portfolio management.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)			# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds (including Northern Multi-Manager Funds):	[ ]	$	[	]	[ ]	$0
Northern Institutional Funds:	[ ]	$	[	]	[ ]	$0
Other Registered Investment Companies:	[ ]	$	[	]	[ ]	$0
Other Pooled Investment Vehicles:	[ ]	$	[	]	[ ]	$0
Other Accounts:	[ ]	$	[	]	[ ]	$0

The table below discloses the accounts within each type of category listed below for which Philip W. Dobrzynski, CFA was jointly and primarily responsible for day-to-day portfolio management.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)			# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds (including Northern Multi-Manager Funds):	[ ]	$	[	]	[ ]	$0
Northern Institutional Funds:	[ ]	$	[	]	[ ]	$0
Other Registered Investment Companies:	[ ]	$	[	]	[ ]	$0
Other Pooled Investment Vehicles:	[ ]	$	[	]	[ ]	$0
Other Accounts:	[ ]	$	[	]	[ ]	$0

Material Conflicts of Interest

[NTCC’s portfolio managers are often responsible for managing one or more Northern Funds, as well as other accounts, including separate accounts and other pooled investment vehicles. A Fund’s manager may manage a separate account or other pooled investment vehicle that may have a materially higher or lower fee arrangement with NTCC than the Fund. The side-by-side management of these accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. In addition, while portfolio managers generally only manage accounts with similar investment strategies, it is possible, due to varying investment restrictions among accounts and for other reasons, that certain investments could be made for some accounts and not others or conflicting investment positions could be taken among accounts. NTCC has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, NTCC has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, NTCC and the Trust have adopted policies limiting the circumstances under which cross-trades may be effected between the Funds and another client account. NTCC conducts periodic reviews of trades for consistency with these policies.

NTCC will give advice to and make investment decisions for the Trust as it believes is in the fiduciary interest of the Trust. Advice given to the Trust or investment decisions made for the Trust may differ from, and may conflict with, advice given or investment decisions made for NTCC or its affiliates or other funds or accounts managed by NTCC or its affiliates. For example, other funds or accounts managed by NTCC may sell short securities of an issuer in which the Trust has taken, or will take, a long position in the same securities. The subsequent purchase may result in an increase of the price of the underlying position in the short sale exposure of the Trust and such increase in price would be to the Trust’s detriment. Conflicts may also arise because portfolio decisions regarding the Trust may benefit NTCC or its affiliates or another account or fund managed by NTCC or its affiliates. For example, the sale of a long position or establishment of a short position by the Trust may impair the price of the same security sold short by (and therefore benefit) another account or fund managed by NTCC or its affiliates, and the purchase of a security or covering a short position in a security by the Trust may increase the price of the same security held by (and therefore benefit) another account or fund managed by NTCC or its affiliates. Actions taken with respect to NTCC and its affiliates’ other funds or accounts managed by them may adversely impact the Funds, and actions taken by the Funds may benefit NTCC or its affiliates or its other funds or accounts.

To the extent permitted by applicable law, NTCC may make payments to authorized dealers and other financial intermediaries (“Intermediaries”) from time to time to promote the Funds. These payments may be made out of NTCC’s assets, or amounts payable to NTCC rather than as a separately identifiable charge to the Funds. These payments may compensate Intermediaries for, among other things: marketing the Funds; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; and/or other specified services intended to assist in the distribution and marketing of the Funds. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote certain products, as well as sponsor various educational programs, sales contests and/or for subaccounting, administrative and/or shareholder processing services that are in addition to the fees paid for these services for such products.]

The following descriptions of material conflicts of interest were supplied to the Trust by each Sub-Adviser. The Trust has not verified the accuracy of the descriptions provided by the Sub-Advisers.

Multi-Manager Emerging Markets Equity Fund

Axiom

Axiom’s portfolio managers have, in the past, managed an emerging markets equity comingled vehicle and a separate account without conflicts of interest. All of Axiom’s emerging markets equity portfolios are managed identically with trades allocated on a pro rata basis across accounts.

Axiom has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, Axiom has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. Axiom does not engage in cross trades between portfolios.

Further, compliance with Axiom’s investment guidelines is monitored in a real time basis within Axiom’s order management system application. Traders are precluded from executing trades that will result in investment guideline breaches. Email notifications regarding breaches are sent from the order management system to the

Operations Group, the Chief Compliance Officer and the Chief Operations Officer and next day rebalancing will occur. Breaches are also escalated to the Chief Compliance Officer and Chief Operations Officer’s attention through the auto generated email notification process.

PanAgora

PanAngora portfolio managers’ management of other accounts may give rise to potential conflicts of interest in connection with their management of the Multi-Manager Emerging Markets Equity Fund’s investments, on the one hand, and the investments of the other accounts, on the other. Other accounts include retirement plans, separately managed accounts, as well as incubated accounts. Other accounts might have similar investment objectives as the Multi-Manager Emerging Markets Equity Fund or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Fund. While the portfolio managers’ management of other accounts may give rise to the following potential conflicts of interest, PanAgora does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, PanAgora believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

Potential conflicts of interest may also arise as a result of the PanAgora portfolio managers’ day-to-day management of the Multi-Manager Emerging Markets Equity Fund. Because of their positions with the Multi-Manager Emerging Markets Equity Fund, the PanAgora portfolio managers know the size, timing and possible market impact of Multi-Manager Emerging Markets Equity Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of the other accounts they manage and to the possible detriment of the Multi-Manager Emerging Markets Equity Fund. However, PanAgora has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may also arise as a result of the PanAgora portfolio managers’ management of the Multi-Manager Emerging Markets Equity Fund and other accounts which, in theory, may allow them to allocate investment opportunities in a way that favors other accounts over the Fund. This conflict of interest may be exacerbated to the extent that PanAgora or the portfolio managers receive, or expect to receive, greater compensation from their management of the other accounts than the Multi-Manager Emerging Markets Equity Fund. Notwithstanding this theoretical conflict of interest, it is PanAgora’s policy to manage each account based on its investment objectives and related restrictions and, as discussed above, PanAgora has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account’s investment objectives and related restrictions. For example, while the portfolio managers may buy for other accounts securities that differ in identity or quantity from securities bought for the Multi-Manager Emerging Markets Equity Fund, such securities might not be suitable for the Multi-Manager Emerging Markets Equity Fund given their investment objectives and related restrictions.

Trilogy

Trilogy manages multiple accounts, which may have similar investment strategies, guidelines and objectives, and may track the same benchmark as other accounts. These other accounts may include other mutual funds managed on an advisory or sub-advisory basis, separate accounts and collective pools. Some accounts may have fee structures different from other accounts, which may include having a performance fee, and this may create an incentive to favor such account with certain trades. Trilogy’s management of such other accounts may create potential conflicts of interest regarding allocation of investment opportunities, cross trading and the aggregation and allocation of trades. In addition, there are some circumstances, for example where an account has different guidelines, where Trilogy may make opposing investment decisions for one or more other accounts. In accordance with its fiduciary duties to all of its clients, Trilogy has adopted compliance policies and procedures designed to manage these conflicts and to treat all of its clients fairly and equitably. Trilogy periodically reviews its accounts to verify consistency with its policies and procedures are being followed. Trilogy and/or its employees and certain other related persons may from time to time buy, sell or hold securities or other investment vehicles that Trilogy also buys, sells or holds on behalf of client accounts. Trilogy has adopted policies and procedures designed to minimize potential conflicts of interest relating from such activity.

Trilogy’s policy is to seek best execution on behalf of its clients, and chooses the brokers used for portfolio transactions with this goal in mind. Subject to obtaining best execution, Trilogy may execute client transactions with broker-dealers who provide investment research products and/or services, and who may charge a higher commission rate than may be available from another broker. Trilogy will make a good faith determination that the amount of commission and other fees paid to any broker that provides research is reasonable in relation to the value of all brokerage and research services provided by the broker-dealer, viewed in terms of the particular transaction or Trilogy’s overall responsibilities to its clients. Research obtained from any particular broker-dealer may be used to service some or all of Trilogy’s client accounts, but are not restricted to use only for those accounts paying such broker-dealer. Certain accounts may benefit disproportionately from research provided by brokers based on the relative amounts of commissions paid by each account.

Westwood

Westwood has a fiduciary duty to ensure that all clients are treated fairly and equitably. Polices are in place to ensure best execution and proper allocation of trades across accounts.

Westwood presently manages multiple emerging market accounts, including separate and commingled accounts and the Multi-Manager Emerging Markets Equity Fund. The accounts are managed, allowing for different client restrictions, identically on a pro rata basis.

The trading system utilized by Westwood automatically generates trade allocation across accounts and allows for customization of client restrictions. Both the trade allocation and adherence to investment manager guidelines are reviewed by Westwood’s Chief Compliance Officer, both on a transactional basis and as part of the annual compliance review.

Multi-Manager Global Real Estate Fund

Cohen & Steers

The Cohen & Steers Global Real Estate Securities strategy portfolio managers are responsible for managing accounts other than the Multi-Manager Global Real Estate Fund in the strategy, including separate accounts and other pooled investment vehicles. Cohen & Steers maintains distinct fee schedules for each of its investment strategies and their respective vehicles.

It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of the Fund’s investments on the one hand and the investments of other accounts or vehicles for which the portfolio managers are responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and the other accounts or vehicles he advises. In addition, due to differences in the investment strategies or restrictions among the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may provide more revenue to Cohen & Steers. While this may appear to create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities, Cohen & Steers strives to ensure that portfolio managers endeavor to exercise their discretion in a manner that is equitable to all interested persons. In this regard, in the absence of specific account-related impediments (such as client-imposed restrictions or lack of available cash), it is the policy of Cohen & Steers to allocate investment ideas pro rata to all accounts with the same primary investment objective.

In addition, certain of the portfolio managers may from time to time manage one or more accounts on behalf of Cohen & Steers and its affiliated companies (the “CNS Accounts”). Certain securities held and traded in the CNS Accounts also may be held and traded in one or more client accounts. It is the policy of Cohen & Steers however not to put the interests of the CNS Accounts ahead of the interests of client accounts. Cohen & Steers may aggregate orders of client accounts with those of the CNS Accounts; however, under no circumstances will preferential treatment be given to the CNS Accounts. For all orders involving the CNS Accounts, purchases or sales will be allocated prior to trade placement, and orders that are only partially filled will be allocated across all accounts in proportion to the shares each account, including the CNS Accounts, was designated to receive prior to trading. As a result, it is expected that the CNS Accounts will receive the same average price as other accounts included in the aggregated order. Shares will not be allocated or re-allocated to the CNS Accounts after trade execution or after the average price is known. In the event so few shares of an order are executed that a pro-rata allocation is not practical, a rotational system of allocation may be used; however, the CNS Accounts will never be part of that rotation or receive shares of a partially filled order other than on a pro-rata basis. Because certain CNS Accounts are managed with a cash management objective, it is possible that a security will be sold out of the CNS Accounts but continue to be held for one or more client accounts. In situations when this occurs, such security will remain in a client account only if Cohen & Steers, acting in its reasonable judgment and consistent with its fiduciary duties, believes this is appropriate for, and consistent with the objectives and profile of, the client account.

EII

EII portfolio managers are responsible for managing all of its Global, US, European and Asian real estate securities portfolios, including separate accounts and other pooled investment vehicles domiciled both in the United States and offshore. EII manages all global real estate securities portfolios in a similar manner, unless client guidelines dictate otherwise. Some separate accounts and funds may have higher or lower fee arrangements than the Multi-Manager Global Real Estate Fund and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

EII has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, EII has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, EII has adopted policies limiting the circumstances under which cross-trades may be effected between the Multi-Manager Global Real Estate Fund and another client account. EII conducts periodic reviews of trades for consistency with these policies.

ING Clarion

An ING Clarion portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to the Multi-Manager Global Real Estate Fund. These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for a portfolio manager’s various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager’s accounts.

A potential conflict of interest may arise as a result of an ING Clarion portfolio manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

An ING Clarion portfolio manager may also manage accounts whose objectives and policies differ from those of the Multi-Manager Global Real Estate Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while the Multi-Manager Global Real Estate Fund maintained its position in that security.

A potential conflict may also arise when an ING Clarion portfolio manager is responsible for accounts that have different advisory fees—the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee.

ING Clarion recognizes the duty of loyalty it owes to its clients and has established and implemented certain policies and procedures designed to control and mitigate conflicts of interest arising from the execution of a variety of portfolio management and trading strategies across the firm’s diverse client base. Such policies and procedures include, but are not limited to, (i) investment process, portfolio management and trade allocation procedures; (ii) procedures regarding short sales in securities recommended for other ING Clarion clients; and (iii) procedures regarding personal trading by the firm’s employees (contained in ING Clarion’s Code of Ethics).

Multi-Manager High Yield Opportunity Fund

Loomis Sayles

The fact that a portfolio manager manages a mutual fund as well as other accounts creates the potential for conflicts of interest. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees or accounts of affiliated companies. Such favorable treatment could lead to more favorable investment opportunities for some accounts. Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account’s specific investment objectives, guidelines, restrictions and circumstances and other relevant factors, such as the size of an available investment opportunity, the availability of other comparable investment opportunities and Loomis Sayles’ desire to treat all accounts fairly and equitably over time. In addition, Loomis Sayles maintains trade allocation and aggregation policies and procedures to address this potential conflict.

Stone Harbor

Potential conflicts of interest may arise when a Fund’s portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for certain of the portfolio managers listed in the table above.

Stone Harbor has adopted compliance polices and procedures that are designed to address various conflicts of interest that may arise for Stone Harbor and the individuals that it employs. For example, Stone Harbor seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. Stone Harbor has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by Stone Harbor will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Exchange Act), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of Stone Harbor’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which Stone Harbor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. Stone Harbor or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to Stone Harbor and its affiliates.

Multi-Manager International Equity Fund

Altrinsic

Altrinsic manages other accounts that may have similar objectives as the Fund. Some of Altrinsic’s other accounts may make investments in the same type of instruments or securities as the Fund at the same time as the Fund. Altrinsic’s personnel may benefit personally or the firm may benefit as a whole from good investment performance by other accounts than by equivalent performance of the Multi-Manager International Equity Fund. In those instances where the Multi-Manager International Equity Fund and another client of Altrinsic’s trade in the same type of instrument or security at the same time, Altrinsic has established allocation procedures to allocate such trades among its various clients and the Multi-Manager International Equity Fund fairly and equitably. In some cases, Altrinsic’s allocation and aggregation procedures may operate to disadvantage the Fund because of the size or price of a position obtainable for the Fund.

Certain of the accounts managed by Altrinsic may pay higher advisory fees than the Fund creating an incentive to favor the higher paying account. It is Altrinsic’s policy that no client for whom Altrinsic has investment decision responsibility shall receive preferential treatment over any other client.

In purchasing and selling portfolio securities, Altrinsic seeks to obtain best execution on behalf of the Fund. To fulfill this obligation, Altrinsic seeks the most favorable overall terms, taking into consideration the commission rate, brokers’ method of execution and the value of research services provided by the broker. Altrinsic may engage broker dealers on behalf of the Fund to provide research services to Altrinsic at a commission rate that is higher than the lowest commission rate available. However, Altrinsic will only do so if it determines that the commission is reasonable in relation to the value of the brokerage and research services that are provided.

Tradewinds

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented with the following potential conflicts:

•	The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Tradewinds seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

•

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Tradewinds has adopted procedures for fairly allocating portfolio transactions across multiple accounts.

•

With respect to many of its clients’ accounts, Tradewinds determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Tradewinds may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Tradewinds may place separate, non-simultaneous, transactions for a fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

•

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Tradewinds has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Tradewinds has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

UBS Global AM

The portfolio management team’s management of the Fund and other accounts could result in potential conflicts of interest if the Fund and other accounts have different objectives, benchmarks and fees because the portfolio management team must allocate its time and investment expertise across multiple accounts, including the Fund. The portfolio manager and his team manage the Fund and other accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. UBS Global AM manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, UBS Global AM has adopted procedures for allocating portfolio trades among multiple accounts to provide fair treatment to all accounts.

The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. UBS Global AM has adopted a Code of Ethics that governs such personal trading but there is no assurance that the Code will adequately address all such conflicts.

UBS AG (“UBS”) is a worldwide full-service investment banking, broker-dealer, asset management and financial services organization. As a result, UBS Global AM and UBS (including, for these purposes, their directors, partners, officers and employees) worldwide, including the entities and personnel who may be involved in the investment activities and business operations of the Fund are engaged in businesses and have interests other than that of managing the Fund. These activities and interests include potential multiple advisory, transactional, financial, consultative, and other interests in transactions, companies, securities and other instruments that may be engaged in, purchased or sold by the Fund.

UBS Global AM may purchase or sell, or recommend for purchase or sale, for the Fund or its other accounts securities of companies: (i) with respect to which its affiliates act as an investment banker or financial adviser; (ii) with which its affiliates have other confidential relationships; (iii) in which its affiliates maintain a position; (iv) for which its affiliates make a market; or (v) in which it or its officers, directors or employees or those of its affiliates own securities or otherwise have an interest. Except to the extent prohibited by law or regulation or by client instruction, UBS Global AM may recommend to the Fund or its other clients, or purchase for the Fund or its other clients, securities of issuers in which UBS has an interest as described in this paragraph.

From time to time and subject to client approval, UBS Global AM may rely on certain affiliates to execute trades for the Fund or its other accounts. For each security transaction effected by UBS, UBS Global AM may compensate and UBS may retain such compensation for effecting the transaction, and UBS Global AM may receive affiliated group credit for generating such business.

Transactions undertaken by UBS or client accounts managed by UBS (“Client Accounts”) may adversely impact the Fund. UBS and one or more Client Accounts may buy or sell positions while the Fund is undertaking the same or a differing, including potentially opposite, strategy, which could disadvantage the Fund.

William Blair

William Blair portfolio managers manage other accounts in addition to the Fund. Therefore, conflicts of interest may arise in connection with the portfolio managers’ management of the Fund’s investments on the one hand and the investments of such other accounts on the other hand. Certain of these accounts may pay higher advisory fees than the Fund creating an incentive to favor the higher paying account. However, William Blair has adopted policies and procedures designed to address such conflicts, including, among others, policies and procedures relating to allocation of investment opportunities, soft dollars and aggregation of trades.

Generally, the investment decisions for the Fund are reached independently from those for other accounts managed by William Blair. However, some other accounts may make investments in the same type of instruments or securities as the Fund at the same time as the Fund. Such other accounts may include private investment funds and mutual funds operated by William Blair that compete directly with the Fund—particularly those sold in private placements or initial public offerings (“IPOs”). William Blair and its personnel may stand to benefit more personally from good investment performance by these private investment funds or mutual funds than by equivalent performance of the Fund. In those instances where the Fund and another client of William Blair trade in the same type of instrument at the same time, William Blair has established allocation procedures to allocate such trades among its various clients and the Fund equitably. In some cases, this procedure may affect the size or price of the position obtainable for the Fund.

The Fund may also purchase securities from other members of an underwriting syndicate of which William Blair or an affiliated broker-dealer is a participant. However, the Fund will only do so pursuant to procedures adopted by the Multi-Manager Funds Board of Trustees.

In addition, in purchasing and selling portfolio securities for the Fund, William Blair seeks to obtain the most favorable overall terms, taking into account the net price, method of execution and research services provided by brokers. William Blair may engage broker dealers on behalf of the Fund to provide research services to William Blair at a commission rate that is higher than another broker might have charged. However, William Blair will only do so if it is determined that the commission is reasonable in relation to the value of the brokerage and research services that are provided, viewed in terms of either the particular transaction or William Blair’s other advisory accounts over which it has investment discretion. William Blair determines overall reasonableness of brokerage commissions (and of premiums and discounts on principal transactions which do not involve commissions) by review of comparable trades for William Blair’s other accounts and the market generally. Research services provided to William Blair from brokers in connection with the Fund’s brokerage transactions and William Blair’s other accounts may disproportionately benefit William Blair’s other clients based on the relative amounts of brokerage services provided to the Fund and such other clients.

Multi-Manager Large Cap Fund

Delaware Investments

Individual portfolio managers may perform investment management services for other funds or accounts similar to those provided to the Fund and the investment action for such other funds or accounts and the Fund may differ. For example, an account or fund may be selling a security, while another account or fund or the Fund may be purchasing or holding the same security. As a result, transactions executed for one fund or account may adversely affect the value of securities held by another fund or account or the Fund. Additionally, the management of multiple other funds or accounts and the Fund may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple funds or accounts and the Fund. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or fund. The investment opportunity may be limited, however, so that all funds or accounts for which the investment would be suitable may not be able to participate. Delaware Investments has adopted procedures designed to allocate investments fairly across multiple funds or accounts.

Two of the accounts managed by the portfolio managers have a performance-based fee. This compensation structure presents a potential conflict of interest. The portfolio managers have an incentive to manage these accounts so as to enhance their performance, to the possible detriment of other accounts for which the portfolio managers do not receive a performance-based fee.

A portfolio manager’s management of personal accounts also may present certain conflicts of interest. While Delaware’s Code of Ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

Jennison

In managing other portfolios (including accounts affiliated with Jennison), certain potential conflicts of interest may arise. Potential conflicts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees. As part of its compliance program, Jennison has adopted policies and procedures that seek to address and minimize the effects of these conflicts.

Jennison’s portfolio managers typically manage multiple accounts. These accounts may include, among others, mutual funds, separately managed advisory accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), commingled trust accounts, other types of unregistered commingled accounts (including hedge funds), Jennison-affiliated single client and commingled insurance separate accounts, model nondiscretionary portfolios, and model portfolios used for wrap fee programs. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may recommend the purchase (or sale) of certain securities for one portfolio and not another portfolio. Securities purchased in one portfolio may perform better than the securities purchased for another portfolio. Similarly, securities sold from one portfolio may result in better performance if the value of that security declines. Generally, however, portfolios in a particular product strategy (e.g., large cap growth equity) with similar objectives are managed similarly. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tends to minimize the potential for conflicts of interest. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, timing of investments, fees, expenses and cash flows.

Furthermore, certain accounts (including accounts affiliated with Jennison) in certain investment strategies may buy or sell securities while accounts in other strategies may take the same or a differing, including potentially opposite, position. For example, certain strategies may short securities that may be held long in other strategies. The strategies that sell a security short held long by another strategy could lower the price for the security held long. Similarly, if a strategy is purchasing a security that is held short in other strategies, the strategies purchasing the security could increase the price of the security held short. Jennison has policies and procedures that seek to mitigate, monitor and manage this conflict.

In addition, Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including accounts affiliated with Jennison) fairly and equitably. These policies and procedures address the allocation of limited investment opportunities, such as IPOs, and the allocation of transactions across multiple accounts. Some accounts have higher fees, including performance fees, than others. Fees charged to clients differ depending upon a number of factors including, but not limited to, the particular strategy, the size of the portfolio being managed, the relationship with the client, the service requirements and the asset class involved. Fees may also differ based on the account type (e.g., commingled accounts, trust accounts, insurance company separate accounts or corporate, bank or trust-owned life insurance products). Some accounts, such as hedge funds and alternative strategies, have higher fees, including performance fees, than others. Based on these factors, a client may pay higher fees than another client in the same strategy. Also, clients with larger assets under management generate more revenue for Jennison than smaller accounts. These differences may give rise to a potential conflict that a portfolio manager may favor the higher fee-paying account over the other or allocate more time to the management of one account over another.

Furthermore. if a greater proportion of a portfolio manager’s compensation could be derived from an account or group of accounts, which include hedge fund or alternative strategies, than other accounts under the portfolio manager’s management, there could be an incentive for the portfolio manager to favor the accounts that could have a greater impact on the portfolio manager’s compensation. While Jennison does not monitor the specific amount of time that a portfolio manager spends on a single portfolio, senior Jennison personnel periodically review the performance of Jennison’s portfolio managers as well as periodically assess whether the portfolio manager has adequate resources to effectively manage the accounts assigned to that portfolio manager.

Jennison has business and contractual relationships with Northern Trust entities. Jennison provides investment management services to certain Northern Trust affiliates, including Northern Trust Company of Connecticut and The Northern Trust Company. Additionally, many of Jennison’s clients use Northern Trust entities as trustee or custodian for their accounts.

MCM

As a general matter, MCM faces the same need to balance the interests of different clients that any investment adviser with multiple clients might experience. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio, or may take similar actions for different portfolios at different times. As a result, the mix of securities purchased in one portfolio may perform better than the mix of securities purchased for another portfolio. Similarly, the sale of securities from one portfolio may cause that portfolio to perform better than others if the value of those securities subsequently decline. The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Although MCM does not track the time a portfolio manager spends on a single portfolio, it does assess whether a portfolio manager has adequate time and resources to effectively manage all of the accounts for which he is responsible. MCM seeks to manage competing interests for the time and attention of portfolio managers.

The need to balance the interests of multiple clients may also arise when allocating and/or aggregating trades. MCM often aggregates into a single trade order several individual contemporaneous client trade orders in a single security. Under MCM’s Portfolio Management and Trade Management Policy and Procedures, when trades are aggregated on behalf of more than one account, MCM seeks to allocate such trades to all participating client accounts in a fair and equitable manner. With respect to IPOs and other syndicated or limited offerings, it is MCM’s policy to seek to ensure that over the long term, accounts with the same or similar investment objectives or strategies will receive an equitable opportunity to participate meaningfully and will not be unfairly disadvantaged. To deal with these situations, MCM has adopted policies and procedures for allocating transactions across multiple accounts. MCM’s policies also seek to ensure that portfolio managers do not systematically allocate other types of trades in a manner that would be more beneficial to one account than another. MCM’s compliance department monitors transactions made on behalf of multiple clients to seek to ensure adherence to its policies.

MCM has adopted and implemented policies and procedures that seek to minimize potential conflicts of interest that may arise as a result of a portfolio manager advising multiple accounts. In addition, MCM monitors a variety of areas, including compliance with primary Fund guidelines, the allocation of securities, and compliance with its Code of Ethics.

MetWest Capital

MetWest Capital’s portfolio managers generally face two types of conflicts of interest: (1) conflicts between and among the interests of the various accounts they manage, and (2) conflicts between the interests of the accounts they manage and their own personal interests. The policies of MetWest Capital require that portfolio managers treat all accounts they manage equitably and fairly in the face of such real or potential conflicts. The management of multiple funds and other accounts may require the portfolio manager to devote less than all of his or her time to a fund, particularly if the funds and accounts have different objectives, benchmarks and time horizons. The portfolio manager may also be required to allocate his or her investment ideas across multiple funds and accounts. In addition, if a portfolio manager identifies a limited investment opportunity, such as an IPO that may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of that investment across all eligible funds and accounts. Further, security purchase and sale orders for multiple accounts often are aggregated for purpose of execution. Although such aggregation generally benefits clients, it may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. It may also happen that a fund’s adviser or sub-adviser will determine that it would be in the best interest, and consistent with the investment policies, of another account to sell a security (including by means of a short sale) that a fund holds long, potentially resulting in a decrease in the market value of the security held by the fund.

As noted above, portfolio managers may also experience certain conflicts between the interests of the accounts they manage and their own personal interests (which may include interests in advantaging MetWest Capital). The structure of a portfolio manager’s or an investment advisor’s compensation may create an incentive for the manager or advisor to favor accounts whose performance has a greater impact on such compensation. The portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such accounts. Similarly, if a portfolio manager holds a larger personal investment in one fund than he or she does in another, the portfolio manager may have an incentive to favor the fund in which he or she holds a larger stake. In general, MetWest Capital has policies and procedures to address the various potential conflicts of interest described above. It has policies and procedures designed to ensure that portfolio managers have sufficient time and resources to devote to the various accounts they manage. Similarly, it has policies and procedures designed to ensure that investments and investment opportunities are allocated fairly across accounts, and that the interests of client accounts are placed ahead of a portfolio manager’s personal interests. However, there is no guarantee that such procedures will detect or address each and every situation where a conflict arises.

Multi-Manager Mid Cap Fund

Geneva

Geneva portfolio managers manage other accounts in addition to the Fund. Certain of these accounts may pay higher advisory fees than the Fund creating an incentive to favor the higher paying account. Therefore, conflicts of interest may arise in connection with the portfolio managers’ management of the Fund’s investments on the one hand and the investments of such other accounts on the other hand. However, Geneva has adopted policies and procedures designed to address such conflicts, including, among others, policies and procedures relating to allocation of investment opportunities, soft dollars and aggregation of trades.

Generally, the investment decisions for the Fund are reached independently from those for other accounts managed by Geneva. Therefore, Geneva’s investment decisions on behalf of the Fund may differ from and/or conflict with advice given to its other clients. However, some other accounts may make investments in the same type of instruments or securities as the Fund at the same time as the Fund. These other accounts may have investment strategies similar to the Fund. In addition, Geneva’s personnel may stand to benefit more personally from good investment performance by these other accounts than by equivalent performance of the Fund. In those instances where the Fund and another client of Geneva’s trade in the same type of instrument at the same time, Geneva has established trading models, aggregation and allocation procedures to allocate such trades equitably among its various clients and the Fund. In some cases, this procedure may affect adversely the size or price of the position obtainable for the Fund.

In purchasing and selling portfolio securities for the Fund, Geneva seeks to obtain best execution on behalf of its clients. Geneva has adopted procedures to monitor its best execution responsibilities. Geneva may engage broker dealers on behalf of the Fund who provide research services to Geneva at a commission rate that is higher than another broker might have charged. However, Geneva will only do so if it is determined that the commission is reasonable in relation to the value of the brokerage and research services that are provided, viewed in terms of either the particular transaction or Geneva’s other advisory accounts. Research services provided to Geneva from brokers in connection with the Fund’s brokerage transactions and Geneva’s other accounts may disproportionately benefit Geneva’s other clients based on the relative amounts of brokerage services provided to the Fund and such other clients.

LSV

The portfolio managers responsible for day-to-day management of the Fund are responsible for management of all of LSV’s accounts, including accounts with the same investment objective as the Fund. A potential conflict of interest could arise in relation to accounts with a performance-based fee relative to other accounts in the same investment strategy as accounts without a performance-based fee (such as the Fund). LSV has adopted policies and procedures to monitor for this potential conflict and designed to ensure that investment opportunities are fairly allocated to all clients.

LSV will make investment decisions for the Fund generally independently from investment decisions for LSV’s other clients and such decisions may differ from or conflict with advice given or investment decisions made for the Fund. However, some of LSV’s other clients may make investments in the same securities or instruments at the same time as the Fund. LSV has established trade allocation and aggregation procedures to ensure that the Fund and LSV’s other clients are treated fairly with respect to such allocation and aggregation decisions. However, these procedures may operate to disadvantage the Fund on some occasions.

Systematic Financial

Systematic is an affiliated firm of Affiliated Managers Group, Inc. (AMG) The other AMG affiliated firms do not formulate advice for Systematic’s clients and do not, in Systematic’s view, present any potential conflict of interest with Systematic’s clients. From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. The portfolio managers oversee the investment of various types of accounts in the same strategy such as mutual funds, pooled investment vehicles and separate accounts for individuals and institutions. Investment decisions generally are applied to all accounts utilizing that particular strategy taking into consideration client restrictions, instructions and individual needs. A portfolio manager may manage an account whose fees may be higher or lower than Systematic’s basic fee schedule to provide for varying client circumstances. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of client trades. Additionally, the management of the Fund and other accounts may result in the portfolio manager devoting unequal time and attention to the management of the Fund or other accounts, However. Systematic has a variety of internal controls in place that are reasonably designed to detect such conflicts and protect the interests of its clients.

During the normal course of managing assets for multiple clients of varying types and asset levels, the portfolio managers may encounter conflicts of interest that could, if not properly addressed, be harmful to one or more of Systematic’s clients. Those of a material nature that are encountered most frequently involve security selection, employee personal securities trading, proxy voting and the allocation of securities. To mitigate these conflicts and ensure its clients are not impacted negatively by the adverse actions of Systematic or its employees, Systematic has implemented a series of policies and procedures including, but not limited to, its Code of Ethics, which addresses personal securities trading, Proxy Voting Policy and Trade Error Policy, designed to prevent and detect conflicts when they occur. Systematic reasonably believes that these and other policies combined with the periodic review and testing performed by its compliance professionals adequately protects the interest of its clients. A portfolio manager may also face other potential conflicts of interest in managing the Funds, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both the Fund and the other accounts.

TCW

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities for more than one account (including the Fund), such as: devotion of unequal time and attention to the management of the accounts; inability to allocate limited investment opportunities across a broad band of accounts; and incentive to allocate opportunities to an account where the portfolio manager or TCW has a greater financial incentive, such as a performance fee account or where a portfolio manager is compensated at a higher rate with respect to a fund or account than with respect to the Fund. TCW has adopted policies and procedures reasonably designed to address these types of conflicts and TCW believes its policies and procedures serve to operate in a manner that is fair and equitable among its clients, including the Funds.

TCW may engage broker dealers on behalf of the Fund to provide research services for TCW for rates that may exceed those that other broker dealers may charge. TCW will only do so after making a determination that the rates charged are reasonable considering the value of the brokerage and research services provided, either with respect to the particular transaction or TCW’s other accounts over which it has investment discretion. TCW’s other clients may disproportionately benefit from research services received by TCW from brokers and dealers in connection with the Fund’s brokerage services and other accounts managed by TCW, based on the relative amounts of brokerage services provided to the Fund and such other clients.

TCW may effect securities transactions on behalf of the Fund with its affiliated broker dealer. In such a case, the affiliated broker dealer would earn commissions on the Fund’s trades. If TCW uses an affiliated broker dealer for the Fund’s securities transactions, however, it will do so pursuant to the Trust’s Rule 17e-1 Procedures.

Multi-Manager Small Cap Fund

Copper Rock

Copper Rock may manage numerous accounts for multiple clients. These client accounts may include registered investment companies, other types of pooled accounts, and separate accounts (i.e., accounts managed on behalf of individuals, public or private institutions). Copper Rock’s portfolio managers provide services for multiple clients simultaneously. A summary of certain potential conflicts of interest is provided below. Please note, however, that this summary is not intended to describe every possible conflict of interest that members of the Copper Rock portfolio management team may face.

Copper Rock may receive different compensation from different advisory clients and each advisory client may be more or less profitable to Copper Rock than other advisory clients (e.g. clients also may demand different levels of service or have larger, smaller or multiple relationships with Copper Rock). Portfolio Managers may make personal investments in accounts they manage or support.

Copper Rock manages to a model. Thus, any differences in performance would generally be due to rounding or specific portfolio restrictions.

The Copper Rock portfolio managers may not be able to acquire enough of a certain security to fill all orders across all client portfolios. Copper Rock has a written procedure that typically requires the available shares to be distributed on a pro-rated basis across all the appropriate portfolios.

Denver Investments

Denver Investments has adopted policies and procedures that address potential conflicts of interest that may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account, such as conflicts relating to the allocation of limited investment opportunities, the order of executing transactions when the aggregation of the order is not possible, personal investing activities, structure of portfolio manager compensation, conflicting investment strategies and proxy voting of portfolio securities. While there is no guarantee that such policies and procedures will be effective in all cases, Denver Investments believes that its policies and procedures and associated controls relating to potential material conflicts of interest involving the Multi-Manager Small Cap Fund and its other managed funds and accounts have been reasonably designed.

Denver Investments pays for research services consistent with Section 28(e) of Exchange Act. For trades executed by an executing broker with a “third party” research arrangement, Denver Investments negotiates the cost of executing the trade with the remaining portion going towards credits to pay for the “third party” research. For trades executed by brokers with a “proprietary” research arrangement, Denver Investments does not know the exact execution costs as the commission is bundled, but estimates that 1 to 2 cents a share is for trade execution services. If a research service includes content that is both eligible and non-eligible research (“mixed use”), Denver Investments allocates the cost based on use between the eligible and non-eligible research and pays the non-eligible portion directly with hard dollars.

Hotchkis & Wiley

Hotchkis & Wiley’s investment team also manages institutional accounts and other mutual funds in several different investment strategies. The portfolios within an investment strategy are managed using a target portfolio; however, each portfolio may have different restrictions, cash flows, tax and other relevant considerations, which may preclude a portfolio from participating in certain transactions for that investment strategy. Consequently, the performance of portfolios may vary due to these different considerations. The investment team may place transactions for one investment strategy that are directly or indirectly contrary to investment decisions made on behalf of another investment strategy. Hotchkis & Wiley may be restricted from purchasing more than a limited percentage of outstanding shares of a company. If a company is a viable investment for more than one investment strategy, Hotchkis & Wiley has adopted policies and procedures reasonably designed to ensure that all of its clients are treated fairly and equitably.

Different types of accounts and investment strategies may have different fee structures. Additionally, certain accounts pay Hotchkis & Wiley performance-based fees, which may vary depending on how well the account performs compared to a benchmark. Because such fee arrangements have the potential to create an incentive for Hotchkis & Wiley to favor such accounts in making investment decisions and allocations, Hotchkis & Wiley has adopted policies and procedures reasonably designed to ensure that all of its clients are treated fairly and equitably, including in respect of allocation decisions, such as initial public offerings.

Hotchkis & Wiley places orders for the purchase and sale of portfolio investments for accounts and buy and sell investments for accounts through a substantial number of brokers and dealers. In so doing, Hotchkis & Wiley uses its best efforts to obtain for accounts the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, Hotchkis & Wiley, having in mind each account’s best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security or other investment, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

As permitted by Section 28(e) of the Exchange Act, Hotchkis & Wiley may cause an account to pay a broker-dealer which provides “brokerage and research services” (as defined in the Exchange Act) to Hotchkis & Wiley an amount of disclosed commission for effecting securities transactions on stock exchanges and other transactions for such account on an agency basis in excess of the commission which another broker-dealer would have charged for effecting that transaction.

Since accounts are managed to a target portfolio by Hotchkis & Wiley’s investment team, adequate time and resources are consistently applied to all accounts in the same investment strategy.

MetWest Capital

The conflicts of interest with respect to the Multi-Manager Small Cap Fund are substantially the same as those conflicts described above for the Multi-Manager Large Cap Fund. See page [    ].

Riverbridge

Potential conflicts of interest may arise because the Riverbridge investment team engages in portfolio management activities for other accounts. Examples of other accounts include, without limitation, separately managed accounts, institutional accounts, other investment companies and pooled investment vehicles. Riverbridge seeks to ensure that the Fund does not receive preferential treatment relative to Riverbridge’s other accounts, nor the Fund is disadvantaged in any way.

Because the Riverbridge investment team generally manages multiple accounts with similar investment objectives and strategies, Riverbridge is subject to portfolio security allocation procedures which are intended to ensure that limited investment opportunities are allocated in a fair and equitable manner among Riverbridge’s various client accounts. Where Riverbridge seeks to purchase securities for the account of the Fund and other clients, but is unable to obtain the desired amount of the securities, the available amount is generally allocated pro-rata among the Fund and other participating accounts, with limited exceptions. Accounts may be traded at different times due to extenuating circumstances that include tax status, client restrictions and other portfolio management issues.

Riverbridge’s overriding objective in effecting portfolio transactions is to seek to obtain the best combination of price and execution. Riverbridge maintains relationships with many institutional brokers to ensure best execution of trades. The Investment Team evaluates brokerage relationships on a regular basis based on a number of factors including the value of research products or services provided, commission rates, opportunity for price improvement, speed and likelihood of execution, and avoidance of market impact. In all cases, obtaining the best all-in price at a fair commission for the clients is of paramount concern. Riverbridge has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Exchange Act, which permits Riverbridge to cause an account to pay commission rates in excess of those another broker-dealer would have charged, if Riverbridge determines in good faith that the commission paid is reasonable in relation to the value of the research and/or products provided. Research and/or products received from broker-dealers may be used to provide service for all of Riverbridge’s accounts, and not solely for the account(s) which generate the commissions from which the research or product derives.

Portfolio Manager Compensation Structure

NTCC

[As of March 31, 2010, the compensation for NTCC portfolio managers of the Funds is based on the competitive marketplace and consists of a fixed base salary plus a variable annual cash incentive award. In addition, non-cash incentives, such as stock options or restricted stock of Northern Trust Corporation, may be awarded from time to time. The annual incentive award is discretionary and is based on a quantitative and qualitative evaluation of each portfolio manager’s investment performance and contribution to his or her equity product team plus the financial performance of the investment business unit and Northern Trust Corporation as a whole. In addition, the portfolio manager’s annual incentive award is based primarily on the investment performance of the Funds. Performance is measured against the Funds’ benchmark(s) and in some cases its Lipper peer group for the prior one-year and three-year periods on a pre-tax basis. The annual incentive award is not based on the amount of assets held in the Fund. Moreover, no material differences exist between the compensation structure for mutual fund accounts and other types of accounts.]

Sub-Advisers

Multi-Manager Emerging Markets Equity Fund

Axiom

The compensation received by portfolio managers at Axiom, including the Multi-Manager Emerging Markets Equity Fund’s portfolio managers, includes a base salary, incentive compensation and other retirement plan arrangements as detailed below. Compensation and benefits programs for Axiom are designed to provide its investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture. They also align the interests of Axiom’s investment professionals with the interests of its clients. Overall compensation can be grouped into three categories:

1.	Competitive salary, benchmarked to maintain very competitive compensation opportunities.

2.	Semi-annual bonuses, tied to investment performance and individual contribution.

3.	Equity ownership distributions.

Base salary is fixed compensation used to recognize the experience, skills and knowledge that Axiom’s investment professionals bring to their roles. Salary levels are monitored and adjusted periodically in order to remain competitive within the investment management industry. Axiom’s portfolio managers also receive semi-annual bonuses that are directly correlated with investment performance. The size of the overall bonus pool is impacted by the firm’s overall business success. Individuals’ bonuses, as a share of the pool, are tied directly to the performance of their specific mandates and are based on both absolute and peer group relative performance. Axiom takes into account both short- and long-term performance.

Equity ownership distribution is also a component of compensation at Axiom and is based on an individual’s level of contribution to the overall success of the organization.

PanAgora

PanAgora pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Multi-Manager Emerging Markets Equity Fund. PanAgora’s compensation package consists of base salary, a performance-based bonus, and equity incentives. Base salary and the performance bonus account for the majority of an employee’s remuneration. PanAgora’s investment professionals and senior executives receive industry competitive salaries (based on an annual benchmarking study) and are rewarded with meaningful performance-based annual bonuses, which can exceed 100% of base salary.

Employees of PanAngora are evaluated by comparing their performance against tailored and specific objectives. These goals are developed and monitored through the cooperation of employees and their immediate supervisors. The performance bonus elements may comprise cash and/or equity incentives at the discretion of management. PanAngora does not have any fixed targets relating to those elements. Senior employees of the company can own up to 20% of PanAgora through restricted stocks and options, under the provisions of the PanAgora Employees Ownership Plan. To ensure the retention benefit of the plan, the ownership is subject to a vesting schedule. The ownership is primarily shared by members of the senior management team as well as senior investment and research professionals.

Trilogy

The primary elements of total compensation for Trilogy portfolio managers are a base salary and a variable annual performance cash incentive award. In addition, long term non-cash incentives such as equity ownership may be awarded from time to time. Furthermore, each senior portfolio manager is currently an equity shareholder in Trilogy, which encourages retention and provides full participation in the success of the business. The base salary portion of total compensation for portfolio managers represents a relatively small portion of total compensation for the portfolio managers. Compensation is structured in this way to create strong incentives for overall portfolio manager performance. A portfolio manager’s base salary is determined by the manager’s experience and competitive market data on like positions. The portfolio manager’s bonus is determined by the Trilogy Compensation Committee and is modified each year as appropriate to reflect changes in the market and takes into account other factors including, among others, individual performance, pre-tax product investment performance versus appropriate peer groups or benchmarks, attainment of specified goals, teamwork, success of investment ideas, leadership and the success of the firm and its investment products. The Trilogy Compensation Committee evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third-

party industry compensation consultant. No material differences exist between the compensation structure that exists for portfolio managers responsible for mutual fund accounts and that of portfolio managers responsible for other types of accounts.

Westwood

Westwood’s portfolio managers are owners of the firm and are compensated based on their share of company profits.

Multi-Manager Global Real Estate Fund

Cohen & Steers

Compensation of Cohen & Steers portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus and (3) annual stock-based compensation consisting generally of restricted stock units of Cohen & Steers’ parent, Cohen & Steers, Inc. Cohen & Steers’ investment professionals, including the portfolio managers, also receive certain retirement, insurance and other benefits that are broadly available to all of its employees. Compensation of Cohen & Steers investment professionals is reviewed primarily on an annual basis.

Cohen & Steers compensates their portfolio managers based primarily on the total return performance of funds and accounts managed by the portfolio manager versus appropriate peer groups or benchmarks. In evaluating the performance of a portfolio manager, primary emphasis is normally placed on one- and three-year performance, with secondary consideration of performance over longer periods of time. Performance is evaluated on a pre-tax and pre-expense basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For portfolio managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis. Cohen & Steers does not have any funds or accounts with performance-based advisory fees. Portfolio managers are also evaluated on the basis of their success in managing their dedicated team of analysts. Base compensation for portfolio managers is in line with the portfolio manager’s seniority and position with the firm.

Salaries, bonuses and stock-based compensation are also influenced by the operating performance of Cohen & Steers and Cohen & Steers, Inc. While the annual salaries of the portfolio managers are fixed, cash bonuses and stock based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors.

EII

EII employees are paid above market base salaries, a year-end cash bonus, and employees are eligible for profit sharing participation. Equity in EII is made available to key professionals based on variety of considerations including position, contribution and tenure. The EII portfolio managers responsible for the Multi-Manager Global Real Estate Fund are equity owners of EII. For EII senior executives, bonuses can be multiples of base salary. For other professionals bonuses may be 50% of base salary. Incentives are determined based on portfolio performance, firm profitability and individual contribution. EII analysts are recognized and compensated for their stock recommendations throughout the year. EII portfolio managers also derive a major portion of their compensation based on relative performance objectives.

ING Clarion

There are three components of compensation for ING Clarion portfolio managers—base salary, annual bonus and deferred compensation awards. Base salary is reviewed annually and fixed for each year at market competitive levels. Variable bonus and deferred compensation awards are made annually and are based upon individual achievement, over each annual period, of performance objectives established at the beginning of the period. ING Clarion portfolio managers’ objectives include targets for gross performance above specific benchmarks for all portfolios they manage, including the Multi-Manager Global Real Estate Fund. With respect to the Fund, such benchmarks include the S&P Developed Property Index and the FTSE EPRA/NAREIT Developed

Index, a component of the Fund’s benchmark, which is the FTSE EPRA/NAREIT Global Index. Compensation is not based on the level of Multi-Manager Global Real Estate Fund assets.

Multi-Manager High Yield Opportunity Fund

Loomis Sayles

Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Portfolio manager compensation is made up of three main components—base salary, variable compensation and a long-term incentive program. Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager’s base salary and/or variable compensation potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers. Loomis Sayles also offers a profit sharing plan.

Base salary is a fixed amount based on a combination of factors including industry experience, firm experience, job performance and market considerations.

Variable compensation is an incentive-based component and generally represents a significant multiple of base salary. It is based on four factors—investment performance, profit growth of the firm, profit growth of the manager’s business unit and team commitment. Investment performance is the primary component and generally represents at least 60% of the total for fixed income managers. The other three factors are used to determine the remainder of variable compensation, subject to the discretion of the group’s Chief Investment Officer (CIO) and senior management. The CIO and senior management evaluate these other factors annually.

While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for fixed income managers is measured by comparing the performance of the firm’s institutional composite (pre-tax and net of fees) in the manager’s style to the performance of an external benchmark and a customized peer group. The customized peer group is created by the firm and is made up of institutional managers in the particular investment style. A manager’s relative performance for the past five years is used to calculate the amount of variable compensation payable due to performance. To ensure consistency, the firm’s calculation incorporates relative performance of the manager’s three year return over the last 20 quarters. If a manager is responsible for more than one product, the rankings of each product are weighted based on relative asset size of accounts represented in each product.

Loomis Sayles uses both an external benchmark and a customized peer group as measuring sticks for fixed income manager performance because it believes that they represent an appropriate combination of the competitive fixed income product universe and the investment styles offered by the firm.

Loomis Sayles has developed and implemented two distinct long-term incentive plans to attract and retain investment talent. These plans supplement existing compensation. The first plan has several important components distinguishing it from traditional equity ownership plans:

•	the plan grants units that entitle participants to an annual payment based on a percentage of company earnings above an established threshold;

•	upon retirement a participant will receive a multi-year payout for his or her vested units; and

•	participation is contingent upon signing an award agreement, which includes a non-compete covenant.

The second plan also is similarly constructed, although the participants’ annual participation in company earnings is deferred for three years from the time of award and is only payable if the portfolio manager remains at Loomis Sayles. In this plan, there are no post-retirement payments or non-compete covenants.

Senior management expects that the variable compensation portion of overall compensation will continue to remain the largest source of income for those investment professionals included in the plan. The plan is initially offered to portfolio managers and over time the scope of eligibility is likely to widen. Management has full discretion on what units are issued and to whom.

Portfolio managers also participate in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). The portfolio managers also participate in the Loomis Sayles defined benefit pension plan, which applies to all Loomis Sayles employees who joined the firm prior to May 3, 2003. The defined benefit is based on years of service and base compensation (up to a maximum amount).

Stone Harbor

Stone Harbor is 100% employee owned, which gives its personnel a direct stake in the success of the firm. In addition to a share in firm ownership, this compensation program includes a salary commensurate with experience and a performance-based bonus.

The overall compensation structure for the portfolio managers is based on three components: a) base remuneration, b) discretionary performance-based bonus, and c) profit participation.

Portfolio managers are compensated on pre-tax investment performance versus both the applicable fund’s benchmark and peer group as measured on a one-, three- and five-year horizon equally weighted. Analysts are compensated on credit performance versus the applicable benchmark for the same periods. All employees will also participate in firm profit-sharing.

Multi-Manager International Equity Fund

Altrinsic

Altrinsic is a 100% employee-owned firm. Altrinsic manages all portfolios on a team basis and all the portfolio managers are equity partners. The value of the equity and the associated cash flows are solely determined by the team’s long-term investment performance and client satisfaction. Portfolio managers receive a guaranteed fixed payment monthly, a bonus at the end of the fiscal year, allocated capital based on the firm’s profitability and participation in Altrinsic’s profit sharing plan. John Hock, the Chief Investment Officer, determines the compensation for the portfolio managers.

Portfolio managers receive a percentage of the net profits, which is allocated to their capital account. Altrinsic maintains a discretionary Profit Sharing Plan in which all employees are eligible to participate after six months of employment.

Altrinsic’s portfolio managers’ bonus compensation is determined primarily on the basis of a qualitative determination of their value added in terms of their stock specific research and the overall long-term performance of client accounts versus the respective benchmarks for each account. Consideration is given to each account’s objectives, policies, strategies, limitations, and the market environment during the last 12 months. Additional factors include the portfolio managers’ contributions to the investment management functions within Altrinsic, contributions to the development of other investment professionals and supporting staff, and overall contribution to marketing, client service, and strategic planning for the organization. There are no material differences between how Altrinsic portfolio managers are compensated for the Fund and for other managed accounts.

Tradewinds

Tradewinds offers a highly competitive compensation structure with the purpose of attracting and retaining the most talented investment professionals. These professionals are rewarded through a combination of cash and long-term incentive compensation as determined by the firm’s executive committee. Total cash compensation (TCC) consists of both a base salary and an annual bonus that can be a multiple of the base salary. The firm annually benchmarks TCC to prevailing industry norms with the objective of achieving competitive levels for all contributing professionals.

Available bonus pool compensation is primarily a function of the firm’s overall annual profitability. Individual bonuses are based primarily on the following:

•	Overall performance of client portfolios

•	Objective review of stock recommendations and the quality of primary research

•	Subjective review of the professional’s contributions to portfolio strategy, teamwork, collaboration and work ethic

To further strengthen its incentive compensation package and to create an even stronger alignment to the long-term success of the firm, Tradewinds has made available to most investment professionals equity participation opportunities, the values of which are determined by the increase in profitability of Tradewinds over time.

Finally, some of Tradewinds’ investment professionals have received additional remuneration as consideration for signing employment agreements. These agreements range from retention agreements to long-term employment contracts with significant non-solicitation and, in some cases, non-compete clauses.

There are no material differences between how the portfolio managers are compensated for the Fund and other accounts.

UBS Global AM

The compensation received by the portfolio managers at UBS Global AM, including the Fund’s portfolio manager, includes a fixed component, a variable cash compensation component and a variable equity component, as detailed below. UBS Global AM’s compensation and benefits programs are designed to provide its investment professionals with incentives to excel, and to promote an entrepreneurial, risk measured, performance-oriented culture. Overall compensation can be grouped into three categories:

•	A fixed component—base salary and benefit—reflecting an individual’s skills and experience,

•

Variable cash compensation, which is determined annually on a discretionary basis and is correlated with the performance of UBS, UBS Global AM, the respective asset class, investment strategy, function and an individual’s (financial and non-financial) contribution to UBS Global AM’s results, and

•

A variable equity component that reinforces the critical importance of creating long-term business value whilst serving as an effective retention tool as shares typically vest over a number of years. UBS Global AM strongly believes that tying portfolio managers’ variable compensation to both the short-term and longer-term performance of their portfolios closely aligns the investment professionals’ interests with those of the firm’s clients. The total variable compensation available will depend on the firm’s overall profitability.

The allocation of the variable compensation pool to each portfolio manager in Equities and Fixed Income is based on an equal weighting of their investment performance (relative to a suitable index benchmark) over one, two and three year periods to the latest year end. This has the effect of putting greater emphasis on the most recent year, while keeping the longer-term in focus. In Global Investment Solutions (GIS), a similar method is applied but over a five year timescale.

UBS Global AM is committed to the principle of employee share ownership, believing accountability for decisions and actions is encouraged through equity-based awards that vest and/or become unrestricted over time. Positions with a large scope of responsibility and a significant potential impact on the firm have higher equity exposure. UBS Global AM also has stringent share ownership requirements for senior executives.

A number of equity ownership plans are available to UBS Global AM employees, which vary by rank, performance and location. These plan rules may be amended from time to time in all or some jurisdictions. Some of these plans include:

Equity Plus Plan (Equity Plus): Equity Plus is a voluntary plan that provides employees with an opportunity to purchase UBS shares at fair market value and generally receive, at no additional cost, two UBS options for each share purchased, up to a maximum annual limit. Shares purchased under Equity Plus are restricted from sale for two years from the date of purchase and the options are forfeitable in certain circumstances. The options have a strike price equal to the fair market value of a UBS share on the date the option is granted, a two-year vesting period and generally expire ten years from the date of grant.

Equity Ownership Plan (EOP): Selected employees receive between 10% and 45% of their annual performance related compensation in UBS shares or notional shares instead of cash on a mandatory basis. A small proportion of EOP awards is granted over Alternative Investment vehicles (AIVs) to reflect the performance of certain funds. EOP awards generally vest in one-third increments over a three year vesting period and are forfeitable in certain circumstances.

Key Employee Stock Appreciation Rights Plan (KESAP) and Key Employee Stock Option Plan (KESOP): Key and high potential employees are granted discretionary UBS options or stock appreciation rights with a strike price not less than the fair market value of a UBS share on the date the option or stock appreciation right is granted. The options or stock appreciation rights have a three-year vesting period, are forfeitable in certain circumstances and generally expire ten years from the date of grant.

William Blair

The compensation of William Blair’s portfolio managers is based on the firm’s mission: “to achieve success for its clients.” The portfolio managers who are principals of William Blair have compensation consisting of a fixed base salary, a share of the firm’s profits, and a discretionary bonus. Non-principal portfolio managers’ compensation consists of a fixed base salary and discretionary bonus. The discretionary bonus as well as any potential changes to the principals’ ownership stakes is determined by the head of William Blair’s Investment Management Department, subject to the approval of William Blair’s Executive Committee and is based entirely on qualitative assessment rather than a formula. The discretionary bonus rewards the specific accomplishments in the prior year, including short-term and long-term investment performance, quality of research ideas, and other contributions to William Blair and its clients. Changes in ownership stake are based on an individual’s sustained, multi-year contribution to long-term investment performance, and to William Blair’s revenue, profitability, intellectual capital and brand reputation. The compensation process is a subjective one that takes into account the factors described above. Portfolio managers do not receive any direct compensation based upon the performance of any individual client account and no indices are used to measure performance. In addition, there is no particular weighting or formula for evaluating the factors.

Multi-Manager Large Cap Fund

Delaware Investments

Each portfolio manager’s compensation consists of the following:

Base Salary: Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

Bonus: Each named portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products a portfolio manager manages. Delaware Investments keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) create the “bonus pool” for the product. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributor having the largest share. The pool is allotted based on subjective factors and objective factors. The primary objective factor is the performance of the funds managed relative to the performance of the appropriate Lipper peer groups and the performance of institutional composites relative to the appropriate indices. Performance is measured as the result of one’s standing in the Lipper peer groups on a one-year, three-year and five-year basis. Three-year and five-year performance is weighted more heavily and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period.

Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

Deferred Compensation: Each named portfolio manager is eligible to participate in the Lincoln National Corporation Executive Deferred Compensation and Supplemental/Excess Retirement Plan, which is available to all employees whose base salaries or established compensation exceed a designated threshold. The plan is a non-qualified unfunded deferred compensation plan that permits participating employees to defer the receipt of a portion of their cash compensation.

Stock Option Incentive Plan/Equity Compensation Plan: Portfolio managers may be awarded options, stock appreciation rights, restricted stock awards and restricted stock units (collectively, “Awards”) relating to the underlying shares of common stock of Delaware Investments U.S., Inc. pursuant to the terms of the Amended and Restated Delaware Investments U.S., Inc. Incentive Compensation Plan.

The Amended and Restated Delaware Investments U.S., Inc. Incentive Compensation Plan was established in 2001 in order to: attract, retain and reward key employees of Delaware Investments; enable such employees to acquire or increase an equity interest in Delaware Investments in order to align the interest of such employees and Delaware Investments; and provide such employees with incentives to expend their maximum efforts. Subject to the terms of the plan and applicable award agreements, Awards typically vest in 25% increments on a four-year schedule, and shares of common stock underlying the Awards are issued after vesting. Awards are granted under the plan from time to time by Delaware Investments. Awards may be based in part on seniority. The fair market value of the shares of Delaware Investments U.S., Inc., is normally determined as of each March 31, June 30, September 30 and December 31. The fair market value of shares of common stock underlying Awards granted on or after December 26, 2008 is determined by an independent appraiser utilizing an appraisal valuation methodology in compliance with Section 409A of the Internal Revenue Code of 1986, as amended and the regulations promulgated thereunder. The fair market value of shares of common stock underlying Awards granted prior to December 26, 2008 is determined by an independent appraiser utilizing a formula based valuation methodology. Shares issued typically must be held for six months and one day, after which time the stockholder may put them back to Delaware Investments and the shares may be called back from the stockholder by Delaware Investments from time to time, as the case may be.

Other Compensation: Portfolio managers may also participate in benefit plans and programs available generally to all employees.

Jennison

Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which includes portfolio managers and research analysts, and to align the interests of its investment professionals with those of its clients and overall firm results. Overall firm profitability determines the total amount of incentive compensation pool that is available for investment professionals. Investment professionals are compensated with a combination of base salary and cash bonus. In general, the cash bonus comprises the majority of the compensation for investment professionals. Additionally, senior investment professionals, including portfolio managers and senior research analysts, are eligible to participate in a deferred compensation program where all or a portion of the cash bonus can invested in a variety of predominantly Jennison-managed investment strategies on a tax-deferred basis.

Investment professionals’ total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. There is no particular weighting or formula for considering the factors. Some portfolio managers may manage or contribute ideas to more than one product strategy and are evaluated accordingly.

The factors reviewed for the portfolio manager are listed below in order of importance.

The following primary quantitative factor is reviewed for the portfolio manager:

•	One- and three-year pre-tax investment performance of groupings of accounts (a “Composite”) relative to market conditions, pre-determined passive indices, such as the Russell 1000® Growth Index, and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible.

The qualitative factors reviewed for the portfolio manager may include:

•	Historical and long-term business potential of the product strategies;

•	Qualitative factors such as teamwork and responsiveness; and

•	Other factors such as experience and other responsibilities such as being a team leader or supervisor may also affect an investment professional’s total compensation.

MCM

The compensation package for portfolio managers of MCM is structured as a combination of base salary (may be reevaluated at least annually), and periodic cash bonuses. Bonuses are typically based on a number of factors including MCM’s overall profitability for the period. In receiving compensation such as bonuses, portfolio managers do not receive special consideration based on the performance of particular accounts, and do not receive compensation from accounts charging performance-based fees. Exceptional individual efforts are rewarded through salary readjustments and greater participation in the bonus pool. No other special employee incentive arrangements are currently in place or being planned. In addition to salary and bonus, portfolio managers may participate in other MCM benefits to the same extent and on the same basis as other MCM employees. Portfolio manager compensation comes solely from MCM. In addition, MCM’s portfolio managers typically are offered equity interests in Marsico Management Equity, LLC, which indirectly owns MCM, and may receive distributions on those equity interests.

As a general matter, MCM does not tie portfolio manager compensation to specific levels of performance relative to fixed benchmarks. Although performance may be a relevant consideration, comparisons with fixed benchmarks may not always be useful. Relevant benchmarks vary depending on specific investment styles and client guidelines or restrictions, and comparisons to benchmark performance may at times reveal more about market sentiment than about a portfolio manager’s abilities. To encourage a long-term horizon for managing portfolios, MCM evaluates a portfolio manager’s performance over periods longer than the immediate compensation period, and may consider a variety of measures such as the performance of unaffiliated portfolios with similar strategies and other measurements. Other factors that may also be significant in determining portfolio manager compensation include, without limitation, the effectiveness of the manager’s leadership within MCM’s investment team, contributions to MCM’s overall performance, discrete securities analysis, idea generation, ability to support and train other analysts, and other considerations.

MetWest Capital

MetWest Capital’s compensation system is designed not only to attract and retain experienced, highly qualified investment personnel, but also to closely align employees’ interests with clients’ interests. Compensation for investment professionals consists of a base salary, bonus and generous benefits. Benefits include a comprehensive insurance benefits program (medical, vision and dental) and 401k plan. A material portion of each professional’s annual compensation is in the form of a bonus tied to results relative to clients’ benchmarks and overall client satisfaction. Bonuses may range from 20% to over 100% of salary. While Wells Fargo holds a majority ownership interest in MetWest Capital, certain MetWest Capital professionals still hold ownership interests in the firm and accordingly receive additional payments based on the profitability of the firm.

MetWest Capital’s compensation system is not determined on an account specific basis. Rather, bonuses are tied to overall firm profitability and composite performance relative to the benchmark. The primary benchmark for the Large Cap Intrinsic Value strategy is the Russell 1000® Value Index. To reinforce long-term focus, performance is measured over MetWest Capital’s investment horizon (typically three to five years). Analysts are encouraged to maintain a long-term focus and are not compensated for the number of their recommendations that are purchased in the portfolio. Rather, their bonuses are tied to overall strategy performance.

Multi-Manager Mid Cap Fund

Geneva

All Geneva investment professionals receive a fixed salary. In addition to a fixed salary, owners receive a percentage of corporate profitability based on their share of ownership. Other investment professionals may also receive a bonus based on profitability of the company. Profitability is determined by calculating total revenue less operating expenses. Salary is based on experience in the industry and contribution to the success of the investment process. A 401k retirement plan is also offered. Geneva believes that its compensation plan encourages the investment professionals to focus on the long term. There are no material differences between the investment professional compensation plan for the Fund and the compensation plans for other managed accounts.

Geneva’s key investment professionals are offered rights to purchase ownership in the firm, thus linking their compensation directly to the performance of the firm.

LSV

Portfolio managers receive a fixed salary and discretionary bonus, which is a function of overall firm profitability. Each of the portfolio managers is a partner and thereby receives a portion of the overall profit of the firm as part of his or her ownership interest. The bonus is based upon the profitability of the firm and individual performance. Individual performance is subjective and may be based on a number of factors, such as the individual’s leadership and contribution to the strategic planning and development of the investment group. Portfolio manager compensation is not based on account performance. There are no material differences between the portfolio manager compensation plan for the Fund and the compensation plans for other accounts managed by LSV.

Systematic Financial

Partners of Systematic receive a fixed base salary and income distributions scaled to the company’s profit margins and their respective individual ownership interests. Ron Mushock and Kevin McCreesh, co-portfolio managers responsible for the day-to-day management of the portion of the Fund managed by Systematic, are partners of the firm. Total compensation is influenced by Systematic’s overall profitability and therefore is based in part on the aggregate performance of all of Systematic’s portfolios, including the Fund. The partners are provided with a benefits package, including health insurance, and participation in a company 401(k) plan, comparable to that received by other Systematic employees. The portfolio managers are not compensated based solely on the performance of, or the value of assets held in, the Fund or any other individual fund managed by Systematic.

TCW

The overall objective of the compensation program for portfolio managers is for TCW to attract what it considers competent and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate are designed to achieve these objectives and to reward the portfolio managers for their contribution to the success of their clients and TCW and its affiliates within The TCW Group, Inc. (collectively, “TCW Group”). Portfolio managers are compensated through a combination of base salary, profit sharing based compensation (“profit sharing”), bonus and equity incentive participation in TCW’s immediate parent, The TCW Group, Inc. and/or ultimate parent, Société Générale (“equity incentives”). Profit sharing and equity incentives generally represent most of the portfolio managers’ compensation. In some cases, portfolio managers are eligible for discretionary bonuses.

Salary: Salary is agreed to with portfolio managers at the time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of the portfolio manager’s compensation.

Profit Sharing: Profit sharing is linked quantitatively to a fixed percentage of income relating to accounts in the investment strategy area for which the portfolio managers are responsible and is paid quarterly. Profit sharing may be determined on a gross basis, without the deduction of expenses; in most cases, revenues are allocated to a pool and profit sharing compensation is paid out after the deduction of group expenses. The profit sharing percentage used to compensate a portfolio manager for management of the Fund is generally the same as that used to compensate the portfolio manager for all other client accounts he or she manages in the same strategy for TCW, with limited exceptions involving grandfathered accounts (accounts that become clients of TCW Group before or after a specified date or former clients of a portfolio manager that joined TCW Group from another firm), firm capital of TCW Group or accounts sourced through a distinct distribution channel. Income included in a profit sharing pool will relate to the products managed by the portfolio manager. In some cases, the pool includes revenues related to more than one equity or fixed income product where the portfolio managers work together as a team, in which case each participant in the pool is entitled to profit sharing derived from all the included products. In certain cases, a portfolio manager may also participate in a profit sharing pool that includes revenues from products besides the strategy offered in the Fund, including alternative investment products (as described below); the portfolio manager would be entitled to participate in such pool where he or she supervises, is involved in the management of, or is associated with a group, other members of which manage, such products. Profit sharing arrangements are generally the result of agreement between the portfolio manager and TCW Group, although in some cases they may be discretionary based on supervisor allocation.

In some cases, the profit sharing percentage is subject to increase based on the relative pre-tax performance of the investment strategy composite returns, net of fees and expenses, to that of the benchmark. The measurement of performance relative to the benchmark can be based on single year or multiple year metrics, or a combination thereof. The benchmark used is the one associated with the fund managed by the portfolio manager as disclosed in the applicable prospectus. Benchmarks vary from strategy to strategy but, within a given strategy, the same benchmark applies to all accounts, including the Fund.

Certain accounts of TCW Group (but not the Fund) have a performance (or incentive) fee in addition to or in lieu of an asset-based fee. For these accounts, the profit sharing pool from which the portfolio managers’ profit sharing compensation is paid will include the performance fees. For investment strategies investing in marketable securities such as those employed in the Fund, the performance fee normally consists of an increased asset-based fee, the increased percentage of which is tied to the performance of the account relative to a benchmark (usually the benchmark associated with the strategy). In these marketable securities strategies, the profit sharing percentage applied relative to performance fees is generally the same as it is for the asset based fees chargeable with respect to the Fund. In the case of alternative investment strategies and TCW Group’s “alpha strategies,” performance fees are based on the account achieving net gains over a specified rate of return to the account or to a class of securities in the account. Profit sharing for alternative investment strategies may also include structuring or transaction fees. “Alpha strategies” are those in which the strategy seeks to provide incremental risk-adjusted return relative to a LIBOR rate of return through alpha and beta isolation techniques that include the use of options, forwards and derivative instruments. “Alternative investment strategies” include (a) mezzanine or other forms of privately placed financing, distressed investing, private equity, project finance, real estate investments, leveraged strategies (including short sales) and other similar strategies or (b) strategies that are offered in structured vehicles, such as collateralized loan obligations or collateralized debt obligations or in private funds (sometimes referred to as hedge funds). In the case of certain alternative investment products in which a portfolio manager may be entitled to profit sharing compensation, the profit sharing percentage for performance fees may be lower or higher than the percentage applicable to the asset-based fees.

Discretionary Bonus/Guaranteed Minimums: In general, portfolio managers do not receive discretionary bonuses. However, in some cases where portfolio managers do not receive profit sharing or where TCW Group has determined the combination of salary and profit sharing does not adequately compensate the portfolio manager, discretionary bonuses may be paid by TCW Group. Also, pursuant to contractual arrangements, some portfolio managers may be entitled to a mandatory bonus if the sum of their salary and profit sharing does not meet certain minimum thresholds.

Equity Incentive: All portfolio managers participate in equity incentives based on overall firm performance of TCW Group and its affiliates, through stock ownership or participation in stock option or stock appreciation plans of TCW Group and/or Société Générale. The 2001 and 2005 TCW Group Stock Option Plans provide eligible portfolio managers the opportunity to participate in an effective economic interest in TCW Group, the value of which is tied to TCW Group’s annual financial performance as a whole. Participation is generally determined in the discretion of TCW Group, taking into account factors relevant to the portfolio manager’s contribution to the success of TCW Group. Portfolio managers participating in the TCW Group 2001 or 2005 TCW Group Stock Option Plan will also generally participate in Société Générale’s Stock Option Plan which grants options on its common stock, the value of which may be realized after certain vesting requirements are met. Some portfolio managers are direct stockholders of TCW Group and/or Société Générale, as well.

Other Plans and Compensation Vehicle: Portfolio managers may also participate in a deferred compensation plan that is generally available to a wide-range of officers of TCW Group, the purpose of which is to allow the participant to defer portions of income to a later date while accruing earnings on a tax-deferred basis based on performance of TCW Group-managed products selected by the participant. Portfolio managers may also elect to participate in TCW Group’s 401(k) plan, to which they may contribute a portion of their pre- and post-tax compensation to the plan for investment on a tax-deferred basis.

Multi-Manager Small Cap Fund

Copper Rock

Copper Rock’s portfolio managers have significant equity ownership in the firm along with a competitive salary and a yearly bonus. Bonuses and equity ownership have the opportunity to be substantial with strong investment performance across all portfolios coupled with the financial success of the firm. Copper Rock believes that its compensation system is adequate to attract and retain its key employees because the overall compensation package at Copper Rock is very competitive and measured annually against other managers in its peer group.

Denver Investments

Denver Investments is a limited liability company with “members” or “partners” as the owners of the firm. The compensation structure for partners versus employees differs such that a separate description of portfolio managers’ compensation is required for those portfolio managers who are partners and those who are not partners.

As a portfolio manager and partner of Denver Investments, the primary compensation comes from a base salary and a predetermined percentage of distributed profit. Additionally, the management committee of Denver Investments may award an incentive compensation bonus to partners who significantly exceed expectations over an extended period. The criteria for the incentive compensation pool includes the following factors: investment performance, growth and/or retention of assets, profitability and intangibles.

There is a composite of similarly managed accounts for each investment style at Denver Investments, and each fund is included in the appropriate composite. The investment performance criteria emphasizes pre-tax long-term (3-5 years when available) results of the composites compared against the appropriate benchmark index, which for the Multi-Manager Small Cap Fund would be the benchmark index disclosed in the Fund’s prospectus. Denver Investments may also consider other peer group data in the comparison, as considered appropriate.

Non-partner portfolio manager compensation consists of a base salary, discretionary firm profit sharing and predetermined potential bonus. A portion of the bonus is determined by the overall pre-tax performance of the investment management accounts managed by the non-partner portfolio manager (including the Multi-Manager Small Cap Fund) in comparison to the applicable benchmark index and peer group data in the same manner as described above for partners. The remaining portion of the bonus is subjective, based primarily on the portfolio manager’s contributions to the investment process, stock selection and teamwork.

Both partner and non-partner portfolio managers can also participate in Denver Investments’ defined contribution retirement plan, which includes normal matching provisions and a discretionary contribution in accordance with applicable tax regulations. There are no material differences between how Denver Investments portfolio managers are compensated for the Fund and for other managed accounts.

Hotchkis & Wiley

Hotchkis & Wiley’s investment team, including portfolio managers, is compensated in various forms, which may include a base salary, an annual bonus, and equity ownership. Compensation is used to reward, attract and retain high quality investment professionals. The investment team is evaluated and accountable at three levels. The first level is individual contribution to the research and decision-making process, including the quality of work achieved. The second level is teamwork, generally evaluated through contribution within sector teams. The third level pertains to overall portfolio and firm performance.

Salaries and bonuses for investment professionals are determined by the Chief Executive Officer of Hotchkis & Wiley using tools which may include annual evaluations, compensation surveys, feedback from other employees and advice from members of the firm’s Executive and Compensation Committees. The amount of the bonus is determined by the total amount of the firm’s bonus pool available for the year, which is generally a function of revenues. No investment professional receives a bonus that is a pre-determined percentage of revenues or net income. Compensation is thus subjective rather than formulaic.

The majority of the portfolio managers own equity in the Hotchkis & Wiley. Hotchkis & Wiley believes that the employee ownership structure of the firm will be a significant factor in ensuring a motivated and stable employee base going forward. Hotchkis & Wiley believes that the combination of competitive compensation levels and equity ownership provides Hotchkis & Wiley with a demonstrable advantage in the retention and motivation of employees. Portfolio managers who own equity in Hotchkis & Wiley receive their pro rata share of Hotchkis & Wiley’s profits. Investment professionals may also receive contributions under Hotchkis & Wiley’s profit sharing/401(k) plan.

Finally, Hotchkis & Wiley maintains a bank of unallocated equity to be used for those individuals whose contributions to the firm grow over time. If any owner should retire or leave the firm, Hotchkis & Wiley has the right to repurchase their ownership to place back in the equity bank. There are no material differences between how Hotchkis & Wiley portfolio managers are compensated for the Fund and for other managed accounts.

MetWest Capital

MetWest Capital’s compensation system is designed not only to attract and retain experienced, highly qualified investment personnel, but also to closely align employees’ interests with clients’ interests. Compensation for investment professionals consists of a base salary, bonus and generous benefits. Benefits include a comprehensive insurance benefits program (medical, vision and dental) and 401(k) plan. A material portion of each professional’s annual compensation is in the form of a bonus tied to results relative to clients’ benchmarks and overall client satisfaction. Bonuses may range from 20% to over 100%. While Wells Fargo holds a majority ownership interest in MetWest Capital, certain MetWest Capital professionals still hold ownership interests in the firm and accordingly receive additional payments based on the profitability of the firm.

MetWest Capital’s compensation system is not determined on an account-specific basis. Rather, bonuses are tied to overall firm profitability and composite performance relative to the benchmark. The primary benchmark for the Small Cap Intrinsic Value strategy is the Russell 2000® Value Index. To reinforce long-term focus, performance is measured over one, three and five years. Analysts are encouraged to maintain a long-term focus and are not compensated for the number of their recommendations that are purchased in the portfolio. Rather, their bonuses are tied to overall strategy performance.

Riverbridge

Riverbridge Partners has a very direct incentive method: members of the investment team, including Mark A. Thompson, are owners of the business. This structure directly aligns the pre-tax performance of client portfolios with investment team members’ compensation. The members of the investment team receive a modest base salary. The remainder of their compensation is comprised of a combination of an individual-based performance bonus, as well as a bonus tied to the performance of the overall firm. Riverbridge Partners measures performance over an unlimited time period, but places greater emphasis on the most recent three-year period. The benchmarks used to measure performance include the Russell 2000 Growth, Russell 2000 and the S&P 600 Growth indices.

The Riverbridge investment team is not compensated on a different structure or methodology for their management of the Fund versus other accounts they manage.

Disclosure of Securities Ownership

For the most recently completed fiscal year ended March 31, 2010 (except as otherwise indicated), the table below provides beneficial ownership of shares of the portfolio managers of the Funds. Please note that the table provides a dollar range of each portfolio manager’s holdings in each Fund ($1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or over $1,000,000).

Shares Beneficially Owned by		Dollar ($) Range of Shares Beneficially Owned by Portfolio Manager Because of Direct or Indirect Pecuniary Interest
NTCC
Andrew S.C. Smith, CFA

Multi-Manager Emerging Markets Equity Fund

Multi-Manager Global Real Estate Fund

Multi-Manager High Yield Opportunity Fund

Multi-Manager International Equity Fund

Multi-Manager Large Cap Fund

Multi-Manager Mid Cap Fund

Multi Manager Small Cap Fund

$[ ]
Jessica K. Hart

Multi-Manager Emerging Markets Equity Fund

Multi-Manager Global Real Estate Fund

Multi-Manager High Yield Opportunity Fund

Multi-Manager International Equity Fund

Multi-Manager Large Cap Fund

Multi-Manager Mid Cap Fund

Multi Manager Small Cap Fund

$[ ]

Axiom
Luiz Soares	Multi-Manager Emerging Markets Equity Fund	$[ ]
Chris Lively, CFA	Multi-Manager Emerging Markets Equity Fund	$[ ]

PanAgora
Ronald Hua, CFA	Multi-Manager Emerging Markets Equity Fund	$[ ]
Sanjoy Ghosh, Ph.D.	Multi-Manager Emerging Markets Equity Fund	$[ ]
George Mussalli, CFA	Multi-Manager Emerging Markets Equity Fund	$[ ]
Joel Feinberg	Multi-Manager Emerging Markets Equity Fund	$[ ]
Dmitri Kantsyrev, Ph.D., CFA	Multi-Manager Emerging Markets Equity Fund	$[ ]

Trilogy
Pablo Salas	Multi-Manager Emerging Markets Equity Fund	$[ ]
William Sterling	Multi-Manager Emerging Markets Equity Fund	$[ ]
Robert Beckwitt	Multi-Manager Emerging Markets Equity Fund	$[ ]

Westwood
Meg Reynolds	Multi-Manager Emerging Markets Equity Fund	$[ ]
Bryan Ward	Multi-Manager Emerging Markets Equity Fund	$[ ]

Cohen & Steers
Joseph Harvey	Multi-Manager Global Real Estate Fund	$[ ]
Scott Crowe	Multi-Manager Global Real Estate Fund	$[ ]
Chip McKinley	Multi-Manager Global Real Estate Fund	$[ ]

EII
James Rehlaender	Multi-Manager Global Real Estate Fund	$[ ]
Al Otero	Multi-Manager Global Real Estate Fund	$[ ]
Peter Nieuwland	Multi-Manager Global Real Estate Fund	$[ ]

Shares Beneficially Owned by		Dollar ($) Range of Shares Beneficially Owned by Portfolio Manager Because of Direct or Indirect Pecuniary Interest
ING Clarion
T. Ritson Ferguson	Multi-Manager Global Real Estate Fund	$[ ]
Steven D. Burton	Multi-Manager Global Real Estate Fund	$[ ]
Joseph P. Smith	Multi-Manager Global Real Estate Fund	$[ ]

Loomis Sayles
Kathleen C. Gaffney	Multi-Manager High Yield Opportunity Fund	$[ ]

Stone Harbor
Pablo Cisilino	Multi-Manager High Yield Opportunity Fund	$[ ]
James E. Craige, CFA	Multi-Manager High Yield Opportunity Fund	$[ ]
Thomas K. Flanagan, CFA	Multi-Manager High Yield Opportunity Fund	$[ ]
David Oliver	Multi-Manager High Yield Opportunity Fund	$[ ]
Beth A. Semmel, CFA	Multi-Manager High Yield Opportunity Fund	$[ ]
Peter J. Wilby, CFA	Multi-Manager High Yield Opportunity Fund	$[ ]

Altrinsic
John Hock	Multi-Manager International Equity Fund	$[ ]
John L. Devita	Multi-Manager International Equity Fund	$[ ]
Rehan Chaudhri	Multi-Manager International Equity Fund	$[ ]

Tradewinds
Peter Boardman	Multi-Manager International Equity Fund	$[ ]
Alberto Jimenez Crespo, CFA	Multi-Manager International Equity Fund	$[ ]

UBS Global AM
Vincent Willyard	Multi-Manager International Equity Fund	$[ ]

William Blair
W. George Greig	Multi-Manager International Equity Fund	$[ ]
David Merjan	Multi-Manager International Equity Fund	$[ ]

Delaware
D. Tysen Nutt, Jr.	Multi-Manager Large Cap Fund	$[ ]
Anthony A. Lombardi	Multi-Manager Large Cap Fund	$[ ]
Robert A. Vogel, Jr.	Multi-Manager Large Cap Fund	$[ ]
Nikhil G. Lalvani	Multi-Manager Large Cap Fund	$[ ]
Nashira S. Wynn	Multi-Manager Large Cap Fund	$[ ]

Jennison
Kathleen A. McCarragher	Multi-Manager Large Cap Fund	$[ ]

MCM
Thomas F. Marsico	Multi-Manager Large Cap Fund	$[ ]

MetWest Capital
Howard Gleicher	Multi-Manager Large Cap Fund	$[ ]
Gary W. Lisenbee	Multi-Manager Large Cap Fund	$[ ]
David M. Graham	Multi-Manager Large Cap Fund	$[ ]
Jeffrey Peck	Multi-Manager Large Cap Fund	$[ ]
Jay Cunningham	Multi-Manager Large Cap Fund	$[ ]

Shares Beneficially Owned by		Dollar ($) Range of Shares Beneficially Owned by Portfolio Manager Because of Direct or Indirect Pecuniary Interest
Geneva
Amy Croen	Multi-Manager Mid Cap Fund	$[ ]
William Priebe	Multi-Manager Mid Cap Fund	$[ ]
Michelle Picard	Multi-Manager Mid Cap Fund	$[ ]
Scott Priebe	Multi-Manager Mid Cap Fund	$[ ]

LSV
Josef Lakonishok	Multi-Manager Mid Cap Fund	$[ ]
Puneet Mansharamani	Multi-Manager Mid Cap Fund	$[ ]
Menno Vermeulen	Multi-Manager Mid Cap Fund	$[ ]

Systematic Financial
Ron Mushock	Multi-Manager Mid Cap Fund	$[ ]
Kevin McCreesh	Multi-Manager Mid Cap Fund	$[ ]

TCW
Brendt Stallings	Multi-Manager Mid Cap Fund	$[ ]

Copper Rock
Tucker Walsh	Multi-Manager Small Cap Fund	$[ ]

Denver Investments
Kris B. Herrick, CFA	Multi-Manager Small Cap Fund	$[ ]
Mark M. Adelmann, CFA	Multi-Manager Small Cap Fund	$[ ]
Derek R. Anguilm, CFA	Multi-Manager Small Cap Fund	$[ ]
Troy Dayton, CFA	Multi-Manager Small Cap Fund	$[ ]
Lisa Z. Ramirez, CFA	Multi-Manager Small Cap Fund	$[ ]

Hotchkis & Wiley
James B. Miles	Multi-Manager Small Cap Fund	$[ ]
David E. Green, CFA	Multi-Manager Small Cap Fund	$[ ]

MetWest Capital
Samir Sikka	Multi-Manager Small Cap Fund	$[ ]
Gary W. Lisenbee	Multi-Manager Small Cap Fund	$[ ]

Riverbridge
Mark A. Thompson	Multi-Manager Small Cap Fund	$[ ]
Rick D. Moulton, CFA	Multi-Manager Small Cap Fund	$[ ]
Dana L. Feick, CFA	Multi-Manager Small Cap Fund	$[ ]
Philip W. Dobrzynski, CFA	Multi-Manager Small Cap Fund	$[ ]

PROXY VOTING

Northern Funds has delegated the voting of portfolio securities to the Investment Advisers. The Investment Advisers have adopted Northern’s proxy voting policies and procedures (the “Northern Proxy Voting Policy”) for the voting of proxies on behalf of client accounts for which the Investment Advisers have voting discretion, including the Funds. Under the Northern Proxy Voting Policy, shares are to be voted in the best interests of the Funds.

A Proxy Committee comprised of senior investment and compliance officers of the Investment Advisers have adopted certain guidelines (the “Proxy Guidelines”) concerning various corporate governance issues. The Proxy Committee has the responsibility for the content, interpretation and application of the Proxy Guidelines and may apply these Proxy Guidelines with a measure of flexibility. The Investment Advisers have retained an independent third party (the “Service Firm”) to review proxy proposals and to make voting recommendations to the Proxy Committee in a manner consistent with the Proxy Guidelines. The Proxy Committee will apply the Proxy Guidelines as discussed below to any such recommendation.

The Proxy Guidelines provide that the Investment Advisers will generally vote for or against various proxy proposals, usually based upon certain specified criteria. As an example, the Proxy Guidelines provide that the Investment Advisers will generally vote in favor of proposals to:

•	Repeal existing classified boards and elect directors on an annual basis;

•	Adopt a written majority voting or withhold policy (in situations in which a company has not previously adopted such a policy);

•	Lower supermajority shareholder vote requirements for charter and bylaw amendments;

•	Lower supermajority shareholder vote requirements for mergers and other business combinations;

•	Increase common share authorizations for a stock split;

•	Implement a reverse stock split; and

•	Approve an ESOP (employee stock ownership plan) or other broad based employee stock purchase or ownership plan, or increase authorized shares for existing plans.

The Proxy Guidelines also provide that the Investment Advisers will generally vote against proposals to:

•	Classify the board of directors;

•	Require that poison pill plans be submitted for shareholder ratification;

•	Adopt dual class exchange offers or dual class recapitalizations;

•	Require a supermajority shareholder vote to approve mergers and other significant business combinations;

•	Require a supermajority shareholder vote to approve charter and bylaw amendments; and

•	Adopt certain social and environmental proposals deemed unwarranted by the company’s board of directors.

In certain circumstances, the Proxy Guidelines provide that proxy proposals will be addressed on a case-by-case basis, including those regarding executive and director compensation plans, mergers and acquisitions, ratification of poison pill plans, a change in the company’s state of incorporation and an increase in authorized common stock.

Except as otherwise provided in the Northern Proxy Voting Policy, the Proxy Committee may vote proxies contrary to the recommendations of the Service Firm if it determines that such action is in the best interest of a Fund. In exercising its discretion, the Proxy Committee may take into account a wide array of factors relating to the matter under consideration, the nature of the proposal and the company involved. As a result, the Proxy Committee may vote in one manner in the case of one company and in a different manner in the case of another where, for example, the past history of the company, the character and integrity of its management, the role of outside directors, and the company’s record of producing performance for investors justifies a high degree of confidence in the company and the effect of the proposal on the value of the investment. Similarly, poor past performance, uncertainties about management and future directions, and other factors may lead the Proxy Committee to conclude that particular proposals present unacceptable investment risks and should not be supported. In addition, the Proxy Committee also evaluates proposals in context. For example, a particular proposal may be acceptable standing alone, but objectionable when part of an existing or proposed package. Special circumstances may also justify casting different votes for different clients with respect to the same proxy vote.

The Investment Advisers may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. For example, the Investment Advisers may provide trust, custody, investment management, brokerage, underwriting, banking and related services to accounts owned or controlled by companies whose management is soliciting proxies. Occasionally, the Investment Advisers may also have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships. The Investment Advisers may also be required to vote proxies on securities issued by Northern Trust Corporation or its affiliates or on matters in which the Investment Advisers have a direct financial interest, such as shareholder approval of a change in the advisory fees paid by a Fund. The Investment Advisers seek to address such conflicts of interest through various measures, including the establishment, composition and authority of the Proxy Committee and the retention of the Service Firm to perform proxy review and vote recommendation functions. The Proxy Committee has the responsibility to determine whether a proxy vote involves a conflict of interest and how the conflict should be addressed in conformance with the Northern Proxy Voting Policy. The Proxy Committee may resolve such conflicts in any of a variety of ways, including without limitation the following: (i) voting in accordance with the Proxy Guidelines based recommendation of the Service Firm; (ii) voting in accordance with the recommendation of an independent fiduciary appointed for that purpose; (iii) voting pursuant to client direction by seeking instructions from the Board of Trustees of the Trust; or by (iv) voting pursuant to a “mirror voting” arrangement under which shares are voted in the same manner and proportion as shares over which the Investment Advisers do not have voting discretion. The method selected by the Proxy Committee may vary depending upon the facts and circumstances of each situation.

The Investment Advisers may choose not to vote proxies in certain situations. This may occur, for example, in situations where the exercise of voting rights could restrict the ability to freely trade the security in question (as is the case, for example, in certain foreign jurisdictions known as “blocking markets”). In circumstances in which the Service Firm does not provide recommendations for a particular proxy, the Proxy Committee may obtain recommendations from analysts at the Investment Advisers who review the issuer in question or the industry in general. The Proxy Committee will apply the Proxy Guidelines as discussed above to any such recommendation.

This summary of the Northern Proxy Voting Policy and Proxy Guidelines as adopted by the Investment Adviser is also posted in the resources section of the Northern Funds’ Web site, northernfunds.com. You may also obtain, upon request and without charge, a paper copy of the Northern Proxy Voting Policies and Proxy Guidelines or a SAI by calling 800-595-9111.

Information regarding how the Funds voted proxies, if any, relating to portfolio securities for the most recent 12-month period ended June 30 will be available, without charge, upon request, by contacting Northern Trust or by visiting the Northern Funds’ Web site at northernfunds.com or the SEC’s Web site at sec.gov.

ADMINISTRATOR AND DISTRIBUTOR

NTI (the “Administrator”) acts as administrator for the Funds under an Administration Agreement with the Trust. Subject to the general supervision of the Multi-Manager Funds Board of Trustees, the Administrator provides supervision of all aspects of the Trust’s non-investment advisory operations and performs various corporate secretarial, treasury and blue sky services, including but not limited to: (i) maintaining office facilities and furnishing corporate officers for the Trust; (ii) furnishing data processing services, clerical services, and executive and administrative services and standard stationery and office supplies; (iii) performing all functions ordinarily performed by the office of a corporate treasurer, and furnishing the services and facilities ordinarily incident thereto, such as expense accrual monitoring and payment of the Trust’s bills, preparing monthly reconciliation of the Trust’s expense records, updating projections of annual expenses, preparing materials for review by the Multi-Manager Funds Board of Trustees and compliance testing; (iv) preparing and submitting reports to the Trust’s shareholders and the SEC; (v) preparing and arranging for printing of financial statements; (vi) preparing monthly Fund profile reports; (vii) preparing and filing the Trust’s federal and state tax returns (other than those required to be filed by the Trust’s Custodian and Transfer Agent) and providing shareholder tax information to the Trust’s Transfer Agent; (viii) assisting the Trust’s Investment Adviser, at the Investment Adviser’s request, in monitoring and developing compliance procedures for the Trust which will include, among other matters, procedures to assist the Investment Adviser in monitoring compliance with each Fund’s investment objective, policies, restrictions, tax matters and applicable laws and regulations; (ix) assisting in marketing strategy and product development; (x) performing oversight/management responsibilities, such as the supervision and coordination of certain of the Trust’s service providers; (xi) performing “blue sky” compliance functions; (xii) assisting in maintaining corporate records and good standing status of the Trust in its state of organization; and (xiii) monitoring the Trust’s arrangements with respect to services provided by Service Organizations to their customers who are the beneficial owners of shares, pursuant to servicing arrangements between the Trust and such Servicing Agents.

Subject to the limitations described below, as compensation for its administrative services and the assumption of related expenses, the Administrator is entitled to a fee from each Fund, computed daily and payable monthly, at an annual rate of 0.15% of the average daily net assets of each Fund.

Prior to January 1, 2009, NTI and PNC Global Investment Servicing (U.S.) Inc. (“PNC”) served as Co-Administrators (the “Co-Administrators”) for the Funds under a Co-Administration Agreement with the Trust. Each Fund paid a Co-Administration fee to NTI at an annual rate of 0.15% of the average daily net assets of each Fund. NTI, in turn, paid a portion of the fee to PNC.

For the fiscal years indicated below, the Administrator and Co-Administrators (for periods prior to January 1, 2009) received fees under the Administration and Co-Administration Agreements, respectively, with the Trust in the amount of:

	Fiscal Year Ended March 31, 2010			Fiscal Year Ended March 31, 2009	Fiscal Year Ended March 31, 2008
Multi-Manager Emerging Markets Equity Fund(1)	$	[	]	$79,176	N/A
Multi-Manager Global Real Estate Fund(1)	$	[	]	$120,386	N/A
Multi-Manager High Yield Opportunity Fund(2)	$	[	]	N/A	N/A
Multi-Manager International Equity Fund	$	[	]	$1,887,785	$1,981,104
Multi-Manager Large Cap Fund(3)	$	[	]	$425,964	$92,996
Multi-Manager Mid Cap Fund	$	[	]	$624,601	$616,843
Multi-Manager Small Cap Fund	$	[	]	$412,675	$403,618

Unless sooner terminated, the Administration Agreement will continue in effect until June 30, 2011, and thereafter for successive one-year terms with respect to each Fund, provided that the Agreement is approved annually (i) by the Multi-Manager Funds Board of Trustees or (ii) by the vote of a majority of the outstanding shares of such Fund (as defined below under “Description of Shares”), provided that in either event the continuance also is approved by a majority of the Multi-Manager Trustees who are not parties to the Agreement and who are not interested persons (as defined in the 1940 Act) of any party thereto, by vote cast in person at a meeting called for the purpose of voting on such approval. The Administration Agreement is terminable at any time without penalty by the Trust on at least 60 days’ written notice to the Administrator. The Administrator may terminate the Administration Agreement at any time without penalty after at least 60 days’ written notice to the Trust. The Administration Agreement provides that the Administrator may render similar services to others so long as its services under such Agreement are not impaired thereby. The Administration Agreement also provides that the Trust will indemnify the Administrator against all claims except those resulting from the willful misfeasance, bad faith or negligence of the Administrator, or the Administrator’s breach of confidentiality.

The Trust, on behalf of the Multi-Manager Funds, also has entered into a Distribution Agreement under which NFD, with principal offices at Three Canal Plaza, Suite 100, Portland, Maine 04101, as agent, sells shares of each Fund on a continuous basis. NFD pays the cost of printing and distributing prospectuses to persons who are not shareholders of the Trust (excluding preparation and typesetting expenses) and of certain other distribution efforts. No compensation is payable by the Trust to NFD for such distribution services. However, the Investment Adviser has entered into an agreement with NFD under which it makes payments to NFD in consideration for its services under the Distribution Agreement. The payments made by the Investment Adviser to NFD do not represent an additional expense to the Trust or its shareholders. NFD is a wholly-owned subsidiary of Foreside Distributors, LLC (“Foreside Distributors”), based in Portland, Maine, and an indirect wholly-owned subsidiary of Foreside Financial Group, LLC. The Distribution Agreement provides that the Trust will indemnify NFD against certain liabilities relating to untrue statements or omissions of material fact except those resulting from the reliance on

(1)	The Fund commenced operations on November 19, 2008.
(2)	The Fund commenced operations on September 23, 2009.
(3)	The Fund commenced operations on October 17, 2007.

information furnished to the Trust by NFD, or those resulting from the willful misfeasance, bad faith or negligence of NFD, or NFD’s breach of confidentiality.

Under a License Agreement (the “License Agreement”) with NFD, Northern Trust Corporation agrees that the name “Northern Funds” may be used in connection with the Trust’s business on a royalty-free basis. Northern Trust Corporation has reserved to itself the right to grant the non-exclusive right to use the name “Northern Funds” to any other person. The License Agreement provides that at such time as the Agreement is no longer in effect, NFD will cease using the name “Northern Funds.”

SERVICE ORGANIZATIONS

As stated in the Funds’ Prospectus, the Funds may enter into agreements from time to time with Service Organizations providing for support and/or distribution services to customers of the Service Organizations who are the beneficial owners of Fund shares. Under the agreements, the Funds may pay Service Organizations up to 0.25% (on an annualized basis) of the average daily NAV of the shares beneficially owned by their customers. Support services provided by Service Organizations under their agreements may include: (i) processing dividend and distribution payments from the Funds; (ii) providing information periodically to customers showing their share positions; (iii) arranging for bank wires; (iv) responding to customer inquiries; (v) providing subaccounting with respect to shares beneficially owned by customers or the information necessary for subaccounting; (vi) forwarding shareholder communications; (vii) assisting in processing share purchase, exchange and redemption requests from customers; (viii) assisting customers in changing dividend options, account designations and addresses; and (ix) other similar services requested by the Funds. In addition, Service Organizations may provide assistance (such as the forwarding of sales literature and advertising to their customers) in connection with the distribution of Fund shares.

The Funds’ arrangements with Service Organizations under the agreements are governed by two Plans (a Service Plan and a Distribution and Service Plan), which have been adopted by the Multi-Manager Funds Board of Trustees, and which are substantially similar except that the Distribution and Service Plan contemplates the provision of distribution services. Because the Distribution and Service Plan contemplates the provision of services related to the distribution of Fund shares (in addition to support services), that Plan has been adopted in accordance with Rule 12b-1 under the 1940 Act. In accordance with the Plans, the Multi-Manager Funds Board of Trustees reviews, at least quarterly, a written report of the amounts expended in connection with the Funds’ arrangements with Service Organizations and the purposes for which the expenditures were made. In addition, the Funds’ arrangements with Service Organizations must be approved annually by a majority of the Multi-Manager Trustees, including a majority of the Multi-Manager Trustees who are not “interested persons” of the Funds as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements (the “Disinterested Trustees”).

The Multi-Manager Funds Board of Trustees believes that there is a reasonable likelihood that its arrangements with Service Organizations will benefit each Fund and its shareholders. Any material amendment to the arrangements with Service Organizations under the agreements must be approved by a majority of the Multi-Manager Funds Board of Trustees (including a majority of the Disinterested Trustees), and any amendment to increase materially the costs under the Distribution and Service Plan with respect to a Fund must be approved by the holders of a majority of the outstanding shares of the Fund. So long as the Distribution and Service Plan is in effect, the selection and nomination of the members of the Multi-Manager Funds Board of Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust will be committed to the discretion of such Disinterested Trustees.

For the fiscal year ended March 31, 2010, the following Funds paid fees under the Service Plan:

	Fiscal Year Ended March 31, 2010			Fiscal Year Ended March 31, 2009
Multi-Manager Emerging Markets Equity Fund	$	[	]	$0
Multi-Manager Global Real Estate Fund	$	[	]	$0
Multi-Manager High Yield Opportunity Fund(1)	$	[	]	N/A
Multi-Manager International Equity Fund	$	[	]	$66
Multi-Manager Large Cap Fund	$	[	]	$62
Multi-Manager Mid Cap Fund	$	[	]	$53
Multi-Manager Small Cap Fund	$	[	]	$46

None of the Funds paid fees under the Service Plan for the fiscal year ended March 31, 2008.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Drinker Biddle & Reath LLP, with offices at One Logan Square, Suite 2000, Philadelphia, Pennsylvania 19103-6996 and 191 North Wacker Drive, Chicago, Illinois 60606-1698, serves as counsel to the Trust.

[            ], an independent registered public accounting firm, [            ], has been appointed to serve as an independent registered public accounting firm for the Trust. In addition to audit services, an affiliate of [             ] reviews the Trust’s federal and state tax returns.

IN-KIND PURCHASES AND REDEMPTIONS

Payment for shares of a Fund may, in the discretion of Northern Trust, be made in the form of securities that are permissible investments for the Fund as described in the Prospectus. For further information about this form of payment, contact the Transfer Agent. In connection with an in-kind securities payment, a Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Fund; and that adequate information be provided concerning the basis and other tax matters relating to the securities.

Although each Fund generally will redeem shares in cash, each Fund reserves the right to pay redemptions by a distribution in-kind of securities (instead of cash) from such Fund. The securities distributed in-kind would be readily marketable and would be valued for this purpose using the same method employed in calculating the Fund’s NAV per share. If a shareholder receives redemption proceeds in-kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.

REDEMPTION FEES AND REQUIREMENTS

Shares of the Funds are sold and generally redeemed without any purchase or redemption charge imposed by the Trust. However, as described in the Prospectus, there will be a 2% redemption fee (including redemption by exchange) on shares of the Multi-Manager Emerging Markets Equity, Global Real Estate, High Yield Opportunity and International Equity Funds exchanged within 30 days of purchase.

AUTOMATIC INVESTING PLAN

The Automatic Investing Plan permits an investor to use “Dollar Cost Averaging” in making investments. Instead of trying to time market performance, a fixed dollar amount is invested in shares at predetermined intervals. This may help investors reduce their average cost per share because the agreed upon fixed investment amount allows more shares to be purchased during periods of lower share prices and fewer shares during periods of higher share prices. In order to be effective, Dollar Cost Averaging usually should be followed on a sustained, consistent basis. Investors should be aware, however, that shares bought using Dollar Cost Averaging are purchased without regard to their price on the day of investment or to market trends. Dollar Cost Averaging does not assure a profit and does

(1)	The Fund commenced operations on September 23, 2009.

not protect against losses in a declining market. In addition, while investors may find Dollar Cost Averaging to be beneficial, it will not prevent a loss if an investor ultimately redeems shares at a price which is lower than their purchase price. An investor may want to consider his or her financial ability to continue purchases through periods of low price levels.

DIRECTED REINVESTMENTS

In addition to having your income dividends and/or capital gains distributions reinvested in shares of the Fund from which such distributions are paid, you may elect the directed reinvestment option and have dividends and capital gains distributions automatically invested in another Northern Fund. Reinvestments can only be directed to an existing Northern Funds account (which must meet the minimum investment requirement). Directed reinvestments may be used to invest funds from a regular account to another regular account, from a qualified plan account to another qualified plan account, or from a qualified plan account to a regular account. Directed reinvestments from a qualified plan account to a regular account may have adverse tax consequences including imposition of a penalty tax and, therefore, you should consult your own tax adviser before commencing these transactions.

REDEMPTIONS AND EXCHANGES

Exchange requests received on a Business Day prior to the time shares of the Funds involved in the request are priced will be processed on the date of receipt. “Processing” a request means that shares in a Fund from which the shareholder is withdrawing an investment will be redeemed at the NAV per share next determined on the date of receipt. Shares of a new Fund into which the shareholder is investing also normally will be purchased at the NAV per share next determined coincident to or after the time of redemption. Exchange requests received on a Business Day after the time shares of the Funds involved in the request are priced and will be processed on the next Business Day in the manner described above.

The Trust may redeem shares involuntarily to reimburse a Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Funds’ Prospectus from time to time. The Trust reserves the right on 30 days’ written notice, to redeem the shares held in any account if at the time of redemption, the NAV of the remaining shares in the account falls below $1,000. Such involuntary redemptions will not be made if the value of shares in an account falls below the minimum solely because of a decline in the Fund’s NAV. The Trust also may involuntarily redeem shares held by any shareholder who provides incorrect or incomplete account information or when such redemptions are necessary to avoid adverse consequences to the Funds and their shareholders or the Transfer Agent.

RETIREMENT PLANS

Shares of the Funds may be purchased in connection with certain tax-sheltered retirement plans, including profit-sharing plans, 401(k) plans, money purchase pension plans, target benefit plans and individual retirement accounts. Further information about how to participate in these plans, the fees charged and the limits on contributions can be obtained from Northern Trust. To invest through any of the tax-sheltered retirement plans, please call Northern Trust for information and the required separate application. To determine whether the benefits of a tax-sheltered retirement plan are available and/or appropriate, a shareholder should consult with a tax adviser.

EXPENSES

Except as set forth above and in this SAI, each Fund is responsible for the payment of its expenses. These expenses include, without limitation, the fees and expenses payable to the Investment Advisers, Sub-Advisers, Administrator, Transfer Agent and Custodian; brokerage fees and commissions, fees for the registration or qualification of Fund shares under federal or state securities laws; expenses of the organization of the Trust; taxes; interest; costs of liability insurance, fidelity bonds, indemnification or contribution, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against the Trust for violation of any law; legal, tax and auditing fees and expenses; expenses of preparing and printing prospectuses, statements of additional information, proxy materials, reports and notices and distributing of the same to the Funds’ shareholders and regulatory authorities; compensation and expenses of its Trustees; payments to Service Organizations; fees of industry organizations such as the Investment Company Institute; and miscellaneous and extraordinary expenses incurred by the Trust.

NTI as one of the Funds’ Investment Advisers has contractually agreed to reimburse a portion of the Funds’ expenses and/or reimburse all or portions of its advisory fees from the Funds during the current fiscal year. The result of these reimbursements, will be to increase the performance of the Funds during the periods for which the reimbursements are made. The contractual reimbursement arrangements are expected to continue until at least July 31, 2011.

For the fiscal years or periods indicated below, Northern Trust voluntarily reimbursed expenses for each of the Funds as follows:

	Fiscal Year Ended March 31, 2010			Fiscal Year Ended March 31, 2009	Fiscal Year Ended March 31, 2008
Multi-Manager Emerging Markets Equity Fund(1)	$	[	]	$93,529	N/A
Multi-Manager Global Real Estate Fund(1)	$	[	]	$196,250	N/A
Multi-Manager High Yield Opportunity Fund(2)	$	[	]	N/A	N/A
Multi-Manager International Equity Fund	$	[	]	$394,754	$235,836
Multi-Manager Large Cap Fund(3)	$	[	]	$73,724	$97,772
Multi-Manager Mid Cap Fund	$	[	]	$27,963	$25,429
Multi-Manager Small Cap Fund	$	[	]	$108,616	$101,674

PERFORMANCE INFORMATION

You may call 800-595-9111 to obtain performance information or visit northernfunds.com.

Performance reflects expense reimbursements, as previously discussed in this SAI. If such expense reimbursements were not in place, a Fund’s performance would have been reduced.

The Funds calculate their total returns for each class of shares separately on an “annual total return” basis for various periods. Average annual total return reflects the average annual percentage change in value of an investment in the class over the measuring period. Total returns for each class of shares also may be calculated on an “aggregate total return” basis for various periods. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return reflect changes in the price of the shares and assume that any dividends and capital gain distributions made by the Fund with respect to a class during the period are reinvested in the shares of that class. When considering average total return figures for periods longer than one year, it is important to note that the annual total return of a class for any one year in the period might have been more or less than the average for the entire period. The Funds also may advertise from time to time the total return of one or more classes of shares on a year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules.

Each Fund calculates its “average annual total return” for a class of shares by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value (“ERV”) of such investment according to the following formula:

P (1+T)n = ERV

Where:	P =	hypothetical initial payment of $1,000;
	T =	average annual total return;
	n =	period covered by the computation, expressed in terms of years; and

(1)	The Fund commenced operations on November 19, 2008.
(2)	The Fund commenced operations on September 23, 2009.
(3)	The Fund commenced operations on October 17, 2007.

ERV =	ending redeemable value at the end of the 1-, 5- or 10-year periods (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10- year (or other) periods at the end of the 1-, 5- or 10-year periods (or fractional portion).

Average annual total return (before taxes) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. It also assumes that all dividends and distributions are reinvested at NAV on the reinvestment dates during the period.

Each Fund may compute an “average annual total return-after taxes on distributions” for a class of shares by determining the average annual compounded rate of return after taxes on distributions during specified periods that equates the initial amount invested to the ERV after taxes on distributions but not after taxes on redemption according to the following formula:

P (1+T)n = ATVD

Where:	P =	a hypothetical initial payment of $1,000;
	T =	average annual total return (after taxes on distributions);
	n =	number of years; and
	ATVD =	ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5- or 10-year periods (or fractional portion), after taxes on distributions but not after taxes on redemption.

Average annual total return (after taxes on distributions) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at NAV on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. These tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, also is taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).

Each Fund may compute an “average annual total return-after taxes on distributions and redemption” for a class of shares by determining the average annual compounded rate of return after taxes on distributions and redemption during specified periods that equates the initial amount invested to the ERV after taxes on distributions and redemption according to the following formula:

P (1+T)n = ATVDR

Where:	P =	a hypothetical initial payment of $1,000;
	T =	average annual total return (after taxes on distributions and redemption);
	n =	number of years; and

ATVDR =	ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on distributions and redemption.

Average annual total return (after taxes on distributions and redemptions) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at NAV on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. These tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from the redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or losses (e.g., short-term or long-term).

Each Fund may compute an “aggregate total return” for a class of shares by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ERV of such investment. The formula for calculating aggregate total return is as follows:

T = [(ERV/P)] – 1

Where:	P =	hypothetical initial payment of $1,000;
	T =	aggregate total return; and
	ERV =	ending redeemable value at the end of the 1-, 5- or 10-year periods (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10- year (or other) period at the end of the 1-, 5- or 10-year periods (or fractional portion).

The formula for calculating total return assumes that (i) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, and (ii) all recurring fees charged to all shareholder accounts are included. The variable ERV is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period.

GENERAL INFORMATION

Each Fund’s performance will fluctuate, unlike bank deposits or other investments that pay a fixed yield for a stated period of time. Past performance is not necessarily indicative of future return. Actual performance will depend on such variables as portfolio quality, average portfolio maturity, the type of portfolio instruments acquired, changes in interest rates, portfolio expenses and other factors. Performance is one basis investors may use to analyze a Fund as compared to other funds and other investment vehicles. However, performance of other funds and other investment vehicles may not be comparable because of the foregoing variables, and differences in the methods used in valuing their portfolio instruments, computing NAV and determining performance.

The performance of the Funds may be compared to those of other mutual funds with similar investment objectives and to stock, bond and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Funds may be compared to data prepared by Lipper, Inc., Morning Star, Inc. or to the S&P 500 Index, the Consumer Price Index, the Dow Jones Industrial Average, the MSCI ACWI Ex-U.S. Index, the MSCI Emerging Markets Index, the MSCI Frontier Markets Index, the Merrill Lynch High Yield Master II Index, the Russell Midcap Index, the Russell 1000 Index, the Russell 2000 Index, the S&P SmallCap 600 Index or the FTSE EPRA/NAREIT Index. Performance data as reported in national financial publications such as Money, Forbes, Barron’s, the Wall Street Journal and The New York Times, or in publications of a local or regional nature, also may be used in comparing the performance of the Funds. From time to time, the Funds also may quote the mutual fund ratings of Morningstar, Inc. and other services in their advertising materials.

Ibbotson Associates, Inc. of Chicago, Illinois (“Ibbotson”), a registered investment adviser and wholly-owned subsidiary of Morningstar, Inc., provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index) and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. The Funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons also may include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the Funds. The Funds also may compare performance to that of other compilations or indices that may be developed and made available in the future.

The Funds may also from time to time include discussions or illustrations of the effects of compounding in advertisements. “Compounding” refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original investment in the Fund, but also of the additional Fund shares received through reinvestment.

The Funds may include discussions or illustrations of the potential investment goals of a prospective investor (including materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return and action plans offering investment alternatives), investment management techniques, policies or investment suitability of a Fund (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments), economic and political conditions, the relationship between sectors of the economy and the economy as a whole, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time, advertisements, sales literature, communications to shareholders or other materials may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views of the Investment Advisers and Sub-Advisers as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. In addition, selected indices may be used to illustrate historic performance of selected asset classes. The Funds also may include in advertisements, sales literature, communications to shareholders or other materials, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, treasury bills and shares of a Fund. Also, advertisements, sales literature, communications to shareholders or other materials may include a discussion of certain attributes or benefits to be derived by an investment in a Fund and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and investment alternative to certificates of deposit and other financial instruments. Such sales literature, communications to shareholders or other materials may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

Materials may include lists of representative clients of Northern Trust. Materials may refer to the CUSIP numbers of the Funds and may illustrate how to find the listings of the Funds in newspapers and periodicals. Materials also may include discussions of other funds, investment products, and services.

The Funds may quote various measures of volatility and benchmark correlation in advertising. In addition, the Funds may compare these measures to those of other funds. Measures of volatility seek to compare the historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. Measures of volatility and correlation may be calculated using averages of historical data.

The Funds may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a Fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor’s average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.

A Fund may advertise its current interest rate sensitivity, duration, weighted average maturity or similar maturity characteristics.

Advertisements and sales materials relating to a Fund may include information regarding the background and experience of its portfolio managers.

NET ASSET VALUE

Securities are valued at fair value. Securities traded on U.S. securities exchanges or in the NASDAQ National Market System are valued at the regular trading session closing price on the exchange or system in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities that are not reported in the NASDAQ National Market System also generally are valued at the most recent quoted bid price. Fixed-income securities, however, may be valued on the basis of evaluated prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities. Such prices may be determined taking into account securities prices, yields, maturities, call features, ratings, institutional size trading in similar groups of securities and developments related to specific securities. The values of securities of foreign issuers generally are based upon market quotations which, depending upon local convention or regulation, may be the last sale price, the last bid price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed-income securities, however, may, like domestic fixed-income securities, be valued based on evaluated prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities. Shares of open-end investment companies are valued at NAV. Shares of exchange-traded funds are valued at their closing price on the exchange or system on which such securities are principally traded. Spot and forward currency exchange contracts generally are valued using an independent pricing service. Exchange-traded financial futures and options are valued at the settlement price as established by the exchange on which they are traded. Over-the-counter options are valued at broker-provided bid prices, as are swaps, caps, collars and floors. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. Short-term investments are valued at amortized cost, which the Investment Advisers have determined, pursuant to Board authorization, approximates fair value. Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by the Investment Advisers under the supervision of the Board of Trustees. Circumstances in which securities may be fair valued include periods when trading in a security is limited, corporate actions and announcements take place, or regulatory news is released such as government approvals. Additionally the Trust, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of market values normally used by a Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance. This may occur particularly with respect to certain foreign securities held by a Fund, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of those securities as of the time the Fund’s NAV is calculated. Other events that can trigger fair valuing of foreign securities include, for example, significant fluctuations in general market indicators, government actions, or natural disasters. The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. Eastern Standard Time. The Trust reserves the right to reprocess purchase, redemption and exchange transactions that were processed at a NAV other than the Fund’s official closing NAV. For instance, if a pricing error is discovered that impacts the Fund’s NAV, the corrected NAV would be the official closing NAV and the erroneous NAV would be a NAV other than the Fund’s official closing NAV. Those transactions that were processed using the erroneous NAV may then be reprocessed using the official closing NAV. The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC. In addition, each Fund may compute its NAV as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

The Investment Advisers are not required to calculate the NAV of a Fund on days during which no shares are tendered to a Fund for redemption and no orders to purchase or sell shares are received by a Fund, or on days on which there is an insufficient degree of trading in a Fund’s portfolio securities for changes in the value of such securities to affect materially the NAV per share.

TAXES [To be updated for 485(b) filing]

The following summarizes certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.

The discussions of the federal tax consequences in the Prospectus and this SAI are based on the Code and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly alter the statements included herein, and any such changes or decisions may be retroactive.

FEDERAL—GENERAL INFORMATION

Each Fund intends to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. As a regulated investment company, each Fund generally is exempt from federal income tax on its net investment income and realized capital gains which it distributes to shareholders. To qualify for treatment as a regulated investment company, it must meet three important tests each year.

First, each Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to the Fund’s business of investing in stock, securities or currencies, or net income derived from interests in qualified publicly traded partnerships.

Second, generally, at the close of each quarter of the Fund’s taxable year, at least 50% of the value of each Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers as to which (a) the Fund has not invested more than 5% of the value of its total assets in securities of the issuer and (b) the Fund does not hold more than 10% of the outstanding voting securities of the issuer, and no more than 25% of the value of each Fund’s total assets may be invested in the securities of (1) any one issuer (other than U.S. government securities and securities of other regulated investment companies), (2) two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses or (3) one or more qualified publicly traded partnerships.

Third, each Fund must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) and 90% of its tax-exempt income, if any, for the year.

Each Fund intends to comply with these requirements. If a Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company. If for any taxable year a Fund were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In that event, taxable shareholders would recognize dividend income on distributions to the extent of the Fund’s current and accumulated earnings and profits, and corporate shareholders could be eligible for the dividends-received deduction.

The Code imposes a non-deductible 4% excise tax on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses) by the end of each calendar year. Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax.

The Multi-Manager High Yield Opportunity Fund may invest in municipal instruments, the income of which is exempt from federal income tax. However, unless at least 50% in value of the Fund’s assets consist of such municipal obligations, the Fund will not be able to declare exempt interest dividends. The Fund does not expect to meet this 50% test.

For federal income tax purposes, each Fund is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year of the loss. These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Code and applicable tax regulations.

As of March 31, 2010, the following Funds had capital loss carry forwards approximating the amount indicated for federal tax purposes:

Fund	Expiring March 31, 2011 (000s)	Expiring March 31, 2012 (000s)	Expiring March 31, 2013 (000s)	Expiring March 31, 2014 (000s)	Expiring March 31, 2015 (000s)	Expiring March 31, 2016 (000s)	Expiring March 31, 2017 (000s)	Expiring March 31, 2018 (000s)
Multi-Manager International Equity	—	—	—	—	—	—	$132,432	$175,064
Multi-Manager Large Cap	—	—	—	—	—	$17	$39,726	$11,096
Multi-Manager Mid Cap	—	—	—	—	—	—	$30,745	$20,238
Multi-Manager Small Cap	—	—	—	—	—	—	$53,569	$6,123

INVESTMENTS IN REAL ESTATE INVESTMENT TRUSTS

The Multi-Manager Global Real Estate Fund will invest its assets primarily in REITs, some of which will qualify as real estate investment trusts under Subchapter M of Subtitle A, Chapter 1, of the Code (“qualified REITs”). In general, qualified REITs are taxed only on their income that is not distributed to their shareholders. Even if a REIT meets all of the requirements to be generally exempt from federal income tax on its income, under Treasury regulations that have not yet been issued, REITs will be taxed on income, if any, from real estate mortgage investment conducts and possibly income from equity interests in taxable mortgage pools (so-called “excess inclusions”). These regulations may require excess inclusion income of a regulated investment company, such as the Multi-Manager Global Real Estate Fund, be allocated to the shareholders of the regulated investment company with the same consequences as if the shareholders held the interests directly.

With respect to shareholders who are not nominees, the Multi-Manager Global Real Estate Fund must report excess income inclusions to shareholders in two cases:

(i)	If the excess income inclusion received by the Multi-Manager Global Real Estate Fund from all sources exceeds 1% of its gross income, it must inform the non-nominee shareholders of the amount and character of the excess income inclusion allocated to them; and

(ii)	If the Multi-Manager Global Real Estate Fund receives excess income inclusions from a qualified REIT, the excess inclusion income of which in its most recent tax year ending no later than nine months before the first day of the Fund’s taxable year exceeded 3% of the REIT’s total dividends, the Multi-Manager Global Real Estate Fund must inform its non-nominee shareholders of the amount and character of the excess income inclusion allocated to them from the REIT.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses, (ii) will constitute unrelated business taxable income to entities subject to tax on unrelated business income, and (iii) will not qualify in any reduction in U.S. federal withholding tax for foreign shareholders. In addition, if a “disqualified organization” (such as a government or governmental agency, a tax-exempt organization not subject to tax on unrelated business income, and certain other organizations) is a record holder of a share in a regulated investment company, the regulated investment company will be subject to tax on that portion of the excess income inclusion that is allocable to the disqualified person. It is not anticipated that a substantial portion of the Multi-Manager Global Real Estate Fund’s assets will be invested in REITs that generate excess inclusion income.

STATE AND LOCAL TAXES

Although each Fund expects to qualify as a “regulated investment company” and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, each Fund may be subject to the tax laws of such states or localities.

FOREIGN TAXES

The Funds may be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. If more than 50% of the value of the total assets of a Fund consists of stocks and securities (including debt securities) of foreign corporations at the close of a taxable year, the Fund may elect, for federal income tax purposes, to treat certain foreign taxes paid by it, including generally any withholding and other foreign income taxes, as paid by its shareholders. It is anticipated that the Multi-Manager Emerging Markets Equity, Global Real Estate and International Equity Funds will generally be eligible to make this election. If these Funds make this election, the amount of such foreign taxes paid by each Fund will be included in its shareholders’ income pro rata (in addition to taxable distributions actually received by them), and each such shareholder will be entitled either (1) to credit that proportionate amount of taxes against U.S. federal income tax liability as a foreign tax credit or (2) to take that amount as an itemized deduction. A Fund that is not eligible or chooses not to make this election will be entitled to deduct such taxes in computing the amounts it is required to distribute.

TAXATION OF INCOME FROM CERTAIN FINANCIAL INSTRUMENTS, REITS AND PFICS

The tax principles applicable to transactions in financial instruments, including futures contracts and options, that may be engaged in by a Fund, and investments in REITs and passive foreign investment companies (“PFICs”), are complex and, in some cases, uncertain. Such transactions and investments may cause a Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

In addition, in the case of any shares of a PFIC in which a Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.

TAXATION OF NON-U.S. INVESTORS ON INVESTMENTS IN U.S. REAL PROPERTY

The Multi-Manager Global Real Estate Fund will invest in equity securities of corporations that invest in U.S. real property. The sale of a U.S. real property interest may trigger special tax consequences to non-U.S. shareholders under the Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”).

Non-U.S. persons are subject to U.S. tax on a disposition of a U.S. real property interest as if he or she were a U.S. person. If the Multi-Manager Global Real Estate Fund invests more than 50% of its assets in REITs and other U.S. corporations more than 50% of the assets of which are interests in U.S. real estate (“U.S. real property holding corporations” or “USRPHCs”), it will be a “qualified investment entity,” and a look-through rule will apply to distributions that are attributable to gain from the sale or disposition of a U.S. real property interest.

For non-U.S. persons owning more than 5% of the Multi-Manager Global Real Estate Fund, if the Fund is classified as qualified investment entity, distributions attributable to gain from a sale or disposition of a U.S. real property interest (so-called “FIRPTA gain”) in which the Fund invests will be subject to U.S. withholding tax at a rate of 35%. Non-U.S. persons owning 5% or less of the Multi-Manager Global Real Estate Fund are subject to withholding at 30% or a lower treaty rate on distributions attributable to gain from a sale or disposition of a U.S. real property interest. Certain anti-avoidance rules apply and subject all or a portion of any income or gain to tax under FIRPTA in the case of non-U.S. shareholders that dispose of their interest in the Multi-Manager Global Real Estate Fund during the 30 day period preceding a distribution that would be treated as a distribution from the disposition of a U.S. real property interest and acquires an identical interest during the 60 day period beginning 30 days prior to the distribution and do not receive a distribution in a manner that subjects the non-U.S. shareholders to tax under FIRPTA. These anti-avoidance rules also apply to “substitute dividend payments” and other similar arrangements.

The sale or redemption of shares in the Multi-Manager Global Real Estate Fund will result in FIRPTA gain for a non-U.S. shareholder owning more than 5% of the Fund only if more than 50% of the Fund’s assets are in U.S. real property interests and the Fund is not “domestically controlled.”

DESCRIPTION OF SHARES

The Trust Agreement permits the Trust’s Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more separate series representing interests in one or more investment portfolios. The Trustees or Trust may hereafter create series in addition to the Trust’s [            ] existing series, which represent interests in the Trust’s [            ] respective portfolios, seven of which are discussed in this SAI.

The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust’s shares (the “Series Trustees”). To the extent provided by the Trustees in the appointment of Series Trustees, Series Trustees: (i) may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust; (ii) may have, to the exclusion of any other Trustee of the Trust, all the powers and authorities of Trustees under the Trust Agreement with respect to such series or class; and/or (iii) may have no power or authority with respect to any other series or class.

As authorized by the Trust Agreement, the Board of Trustees has appointed a Multi-Manager Funds Board (the “Multi-Manager Funds Board”) to oversee the Multi-Manager Funds and all future Multi-Manager Funds established by the Multi-Manager Funds Board. The Multi-Manager Funds Board has all of the rights, protections, indemnities, immunities, duties, powers, authorities and responsibilities of Trustees under the Trust Agreement with respect to, but only with respect to the Multi-Manager Funds, including the power to appoint additional or successor Multi-Manager Funds Trustees and to create additional Multi-Manager Funds. The following discussion with respect to the rights and duties of, and authorities vested in, the Trustees is qualified in its entirety by the foregoing sentence. Any of the Multi-Manager Funds Trustees may serve as Trustees of the Trust or any other series of the Trust.

Under the terms of the Trust Agreement, each share of each Fund has a par value of $0.0001, which represents a proportionate interest in the particular Fund with each other share of its class in the same Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees.

Upon any liquidation of a Fund, shareholders of each class of a Fund are entitled to share pro rata in the net assets belonging to that class available for distribution. Shares do not have any preemptive or conversion rights. The right of redemption is described under “Account Policies and Other Information” in the Prospectus. In addition, pursuant to the terms of the 1940 Act, the right of a shareholder to redeem shares and the date of payment by a Fund may be suspended for more than seven days (i) for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or trading in the markets the Fund normally utilizes is closed or is restricted as determined by the SEC, (ii) during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of instruments owned by it or fairly to determine the value of its net assets, or (iii) for such other period as the SEC may by order permit for the protection of the shareholders of the Fund. The Trust also may suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions. In addition, shares of each Fund are redeemable at the unilateral option of the Trust. Shares when issued as described in the Prospectus are validly issued, fully paid and nonassessable, except as stated below. In the interests of economy and convenience, certificates representing shares of the Funds are not issued.

The proceeds received by each Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect to that Fund and with a share of the general liabilities of the Trust. Expenses with respect to the Funds normally are allocated in proportion to the NAV of the respective Funds except where allocations of direct expenses can otherwise be fairly made.

Each Fund and other funds of the Trust entitled to vote on a matter will vote in the aggregate and not by fund, except as required by law or when the matter to be voted on affects only the interests of shareholders of a particular fund.

Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment portfolio affected by such matter. Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interests of each investment portfolio in the matter are substantially identical or the matter does not affect any interest of the investment portfolio. Under the Rule, the approval of an investment advisory agreement, a distribution plan subject to Rule 12b-1 under the 1940 Act or any change in a fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding shares of such investment portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees are exempt from the separate voting requirements stated above.

The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees without the vote or consent of shareholders, either to one vote for each share (and proportionate fractional votes for fractional shares held) or to one vote for each dollar of NAV represented by such shares on all matters presented to shareholders, including the election of Trustees (this method of voting being referred to as “dollar-based voting”). However, to the extent required by the 1940 Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees and, accordingly, the holders of more than 50% of the aggregate voting power of the Trust may elect all of the Trustees, irrespective of the vote of the other shareholders. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meeting. The power to call a vote with respect to shareholders of the Multi-Manager Funds is vested exclusively in the Multi-Manager Funds Board. To the extent required by law, the Trust will assist in shareholder communications in connection with a meeting called by shareholders. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Trust Agreement and such other matters as the Trustees (including the Multi-Manager Trustees) may determine or may be required by law.

Subject to the rights of the Multi-Manager Funds Trustees with respect to the Multi-Manager Funds, the Trust Agreement authorizes the Trustees, without shareholder approval (except as stated in the next paragraph), to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust, or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a “master-feeder” structure by investing substantially all of the assets of a series of the Trust in the securities of another open-end investment company or pooled portfolio.

Subject to the rights of the Multi-Manager Funds Trustees with respect to the Multi-Manager Funds, the Trust Agreement also authorizes the Trustees, in connection with the merger, consolidation, termination or other reorganization of the Trust or any series or class, to classify the shareholders of any class into one or more separate groups and to provide for the different treatment of shares held by the different groups, provided that such merger, consolidation, termination or other reorganization is approved by a majority of the outstanding voting securities (as defined in the 1940 Act) of each group of shareholders that are so classified.

The Board of Trustees of the Trust may not, without the affirmative vote of the holders of a majority of the outstanding shares of the applicable Multi-Manager Funds, amend or otherwise supplement the Trust Agreement or amend and restate a trust investment to reduce the rights, duties, powers, authorities and responsibilities of the Multi-Manager Funds’ Trustees, except to the extent such action does not violate the 1940 Act. Subject to the foregoing, the Trust Agreement permits the Trustees to amend the Trust Agreement without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment: (i) that would adversely affect the voting rights of shareholders; (ii) that is required by law to be approved by shareholders; (iii) that would amend the voting provisions of the Trust Agreement; or (iv) that the Trustees determine to submit to shareholders.

The Trust Agreement permits the termination of the Trust or of any series or class of the Trust: (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust or its shareholders. The factors and events that the Trustees may take into account in making such determination include: (i) the inability of the Trust or any series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, or any series or class thereof, or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.

Under the Delaware Statutory Trust Act (the “Delaware Act”), shareholders are not personally liable for obligations of the Trust. The Delaware Act entitles shareholders of the Trust to the same limitation of liability as is available to shareholders of private for-profit corporations. However, no similar statutory or other authority limiting statutory trust shareholder liability exists in many other states. As a result, to the extent that the Trust or a shareholder is subject to the jurisdiction of courts in such other states, those courts may not apply Delaware law and may subject the shareholders to liability. To offset this risk, the Trust Agreement: (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees and (ii) provides for indemnification out of the property of the applicable series of the Trust of any shareholder held personally liable for the obligations of the Trust solely by reason of being or having been a shareholder and not because of the shareholder’s acts or omissions or for some other reason. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (i) a court refuses to apply Delaware law; (ii) the liability arises under tort law or, if not, no contractual limitation of liability is in effect; and (iii) the applicable series of the Trust is unable to meet its obligations.

The Trust Agreement provides that the Trustees will not be liable to any person other than the Trust or a shareholder and that a Trustee will not be liable for any act as a Trustee. However, nothing in the Trust Agreement protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Trust Agreement provides for indemnification of Trustees, officers and agents of the Trust unless the recipient is liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

The Trust Agreement provides that each shareholder, by virtue of becoming such, will be held to have expressly assented and agreed to the terms of the Trust Agreement and to have become a party thereto.

In addition to the requirements of Delaware law, the Trust Agreement provides that a shareholder of the Trust may bring a derivative action on behalf of the Trust only if the following conditions are met: (i) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the Trust, or 10% of the outstanding shares of the series or class to which such action relates, must join in the request for the Trustees to commence such action; and (ii) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trust Agreement also provides that no person, other than the Trustees, who is not a shareholder of a particular series or class shall be entitled to bring any derivative action, suit or other proceeding on behalf of or with respect to such series or class. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisers in the event that the Trustees determine not to bring such action.

The term “majority of the outstanding shares” of either the Trust or a particular Fund or investment portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the vote of the lesser of (i) 67% or more of the shares of the Trust or such Fund or portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or such Fund or portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Trust or such Fund or portfolio.

As of [                    ], 2010, TNTC and its affiliates held of record [substantially all] of the outstanding shares of the Funds as agent, custodian, trustee or investment adviser on behalf of their customers. As of the same date, the Trust’s Trustees and officers as a group owned beneficially less than 1% of the outstanding shares of each Fund. As of [                    ], 2010, no entities or individuals held of record or beneficially more than 5% of the outstanding shares of any Fund.

To the extent that any shareholder is the beneficial owner of more than 25% of the outstanding shares of any Fund, such shareholder may be deemed a “control person” of that Fund for purposes of the 1940 Act.

As of [                    ], 2010, TNTC and its affiliates possessed sole or shared voting or investment power for their customer accounts with respect to more than 50% of the outstanding shares of Northern Funds in the aggregate.

FINANCIAL STATEMENTS

The audited financial statements and related report of [            ], an independent registered public accounting firm, contained in the annual reports to the Funds’ shareholders for the fiscal year ended March 31, 2010 (the “Annual Report”) are hereby incorporated by reference herein. No other parts of the Annual Report, including without limitation, “Management’s Discussion of Fund Performance,” are incorporated by reference herein. Copies of the Trust’s Semiannual Reports and Annual Reports may be obtained upon request and without charge, from the Transfer Agent by writing to the Northern Funds Center, P.O. Box 75986, Chicago, Illinois 60675-5986 or by calling 800-595-9111 (toll-free).

OTHER INFORMATION

Statements contained in the Prospectus or in this SAI as to the contents of any contract or other documents referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this SAI form a part, each such statement being qualified in all respects by such reference. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C. or on the SEC’s Web site at sec.gov.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

A Standard & Poor’s short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

“A-1”—Obligations are rated in the highest category and indicate that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2”—The obligor’s capacity to meet its financial commitment on the obligation is satisfactory. Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.

“A-3”—Obligor has adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B”—An obligation is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. Ratings of “B1”, “B-2” and “B-3” may be assigned to indicate finer distinctions within the “B” category.

“B-1”—A short-term obligation rated “B-1” is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

“B-2”—A short-term obligation rated “B-2” is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

“B-3”—A short-term obligation rated “B-3” is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

“C”—Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

“R”—An obligor rated “R” is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

“SD” and “D”—an obligor rated “SD” (selective default) or “D” has failed to pay one or more of its financial obligations (rated or unrated) when it came due. A “D” rating is assigned when Standard & Poor’s believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An “SD” rating is assigned when Standard & Poor’s believes that the obligor has selectively defaulted on a specific issue or class of obligations, excluding those that qualify as regulatory capital but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner.

“NR”—An issuer designated “NR” is not rated.

Local Currency and Foreign Currency Risks—Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Moody’s Investors Service (“Moody’s”) short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1”—Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2”—Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3”—Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP”—Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term ratings scale is based in all cases on the short-term vulnerability to default of the rated entity or security stream, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention. Typically, this means up to 13 months for corporate, structured and sovereign obligations, and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1”—Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2”—Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3”—Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B”—Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C”—Securities possess high short-term default risk. Default is a real possibility.

“RD”—Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

“D”—Default. Indicates a broad-based default for an entity, or the default of a specific short-term obligation.

The following summarizes the ratings used by Dominion Bond Rating Service Limited (“DBRS”) for commercial paper and short-term debt:

“R-1 (high)”—Short-term debt rated “R-1 (high)” is of the highest credit quality, and indicates an entity possessing unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels, and profitability that is both stable and above average. Companies achieving an “R-1 (high)” rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results, and no substantial qualifying negative factors. Given the extremely tough definition DBRS has established for an “R-1 (high)”, few entities are strong enough to achieve this rating.

“R-1 (middle)”—Short-term debt rated “R-1 (middle)” is of superior credit quality and, in most cases, ratings in this category differ from “R-1 (high)” credits by only a small degree. Given the extremely tough definition DBRS has established for the “R-1 (high)” category, entities rated “R-1 (middle)” are also considered strong credits, and typically exemplify above average strength in key areas of consideration for the timely repayment of short-term liabilities.

“R-1 (low)”—Short-term debt rated “R-1 (low)” is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt, and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

“R-2 (high)”—Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The ability to repay obligations as they mature remains acceptable, although the overall strength and outlook for key liquidity, debt, and profitability ratios is not as strong as credits rated in the “R-1 (low)” category. Relative to the latter category, other shortcomings often include areas such as stability, financial flexibility, and the relative size and market position of the entity within its industry.

“R-2 (middle)”—Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. Relative to the “R-2 (high)” category, entities rated “R-2 (middle)” typically have some combination of higher volatility, weaker debt or liquidity positions, lower future cash flow capabilities, or are negatively impacted by a weaker industry. Ratings in this category would be more vulnerable to adverse changes in financial and economic conditions.

“R-2 (low)”—Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality, typically having some combination of challenges that are not acceptable for an “R-2 (middle)” credit. However, “R-2 (low)” ratings still display a level of credit strength that allows for a higher rating than the “R-3” category, with this distinction often reflecting the issuer’s liquidity profile.

“R-3”—Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality, one step up from being speculative. While not yet defined as speculative, the R-3 category signifies that although repayment is still expected, the certainty of repayment could be impacted by a variety of possible adverse developments, many of which would be outside the issuer’s control. Entities in this area often have limited access to capital markets and may also have limitations in securing alternative sources of liquidity, particularly during periods of weak economic conditions.

“R-4”—Short-term debt rated R-4 is speculative. R-4 credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with R-4 ratings would normally have very limited access to alternative sources of liquidity. Earnings and cash flow would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

“R-5”—Short-term debt rated R-5 is highly speculative. There is a reasonably high level of uncertainty as to the ability of the entity to repay the obligations on a continuing basis in the future, especially in periods of economic recession or industry adversity. In some cases, short term debt rated R-5 may have challenges that if not corrected, could lead to default.

“D”—A security rated “D” implies the issuer has either not met a scheduled payment or the issuer has made it clear that it will be missing such a payment in the near future. In some cases, DBRS may not assign a “D” rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the “D” rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is discontinued or reinstated by DBRS.

Long-Term Credit Ratings

The following summarizes the ratings used by Standard & Poor’s for long-term issues:

“AAA”—An obligor rated “AAA” has extremely strong capacity to meet its financial commitments. “AAA” is the highest issuer credit rating assigned by Standard & Poor’s.

“AA”—An obligor rated “AA” has very strong capacity to meet its financial commitments. It differs from the highest-rated obligors only to a small degree.

“A”—An obligor rated “A” has strong capacity to meet its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higher-rated categories.

“BBB”—An obligor rated “BBB” has adequate capacity to meet its financial commitments. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

“BB,” “B,” “CCC” and “CC”—Obligors rated “BB,” “B,” “CCC” and “CC” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “CC” the highest. While such obligors will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB”—An obligor rated “BB” is less vulnerable in the near term than other lower-rated obligors. However, it faces major ongoing uncertainties and exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitments.

“B”—An obligor rated “B” is more vulnerable than the obligors rated “BB”, but the obligor currently has the capacity to meet its financial commitments. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments.

“CCC”—An obligor rated “CCC” is currently vulnerable, and is dependent upon favorable business, financial and economic conditions to meet its financial commitments.

“CC”—An obligor rated “CC” is currently highly vulnerable.

Plus (+) or minus (-)—The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“R”—An obligor rated “R” is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

“SD” and “D”—An obligor rated “SD” (selective default) or “D” has failed to pay one or more of its financial obligations (rated or unrated) when it came due. A “D” rating is assigned when Standard & Poor’s believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An “SD” rating is assigned when Standard & Poor’s believes that the obligor has selectively defaulted on a specific issue or class of obligations, excluding those that qualify as regulatory capital, but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. A selective default includes the completion of a distressed exchange offer, whereby one or more financial obligation is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

“NR”—An issuer designated “NR” is not rated.

Local Currency and Foreign Currency Risks—Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa”—Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.

“Aa”—Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A”—Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.

“Baa”—Obligations rated “Baa” are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

“Ba”—Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.

“B”—Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa”—Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.

“Ca”—Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C”—Obligations rated “C” are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The following summarizes long-term ratings used by Fitch:

“AAA”—Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA”—Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A”—Securities considered to be of high credit quality. “A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB”—Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

“BB”—Securities considered to be speculative. “BB” ratings indicate that there is an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

“B”—Securities considered to be highly speculative. “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

“CCC,” “CC” and “C”—A “CCC” rating indicates substantial credit risk, with default a real possibility. A “CC” rating indicates very high levels of credit risk. Default of some kind appears probable. “C” ratings signal exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill.

“RD”—indicates an issuer that in Fitch ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business.

“D”—indicates an issuer that in Fitch ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a coercive debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” long-term rating category or to categories below “B”.

The following summarizes the ratings used by DBRS for long-term debt:

“AAA”—Long-term debt rated “AAA” is of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely high standard that DBRS has set for this category, few entities are able to achieve a “AAA” rating.

“AA”—Long-term debt rated “AA” is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated “AAA” only to a small degree. Given the extremely restrictive definition DBRS has for the “AAA” category, entities rated “AA” are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.

“A”—Long-term debt rated “A” is of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than that of “AA” rated entities. While “A” is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.

“BBB”—Long-term debt rated “BBB” is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.

“BB”—Long-term debt rated “BB” is defined to be speculative and non-investment grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the “BB” range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification, and competitive strength are additional negative considerations.

“B”—Long-term debt rated “B” is highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

“CCC”, “CC” and “C”—Long-term debt rated in any of these categories is very highly speculative and is in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term debt rated “B.” Long-term debt rated below “B” often have features which, if not remedied, may lead to default. In practice, there is little difference between these three categories, with “CC” and “C” normally used for lower ranking debt of companies for which the senior debt is rated in the “CCC” to “B” range.

“D”—A security rated “D” implies the issuer has either not met a scheduled payment of interest or principal; that the issuer has made it clear that it will miss such a payment in the near future or in certain cases, that there has been a distressed exchange. In some cases, DBRS may not assign a “D” rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the “D” rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is discontinued or reinstated by DBRS. Where this scale is used for preferred securities, the nonpayment of a dividend will only be considered as a “D” if the missed payment constitutes default per the legal documents.

(“high”, “low”)—Each rating category is denoted by the subcategories “high” and “low”. The absence of either a “high” or “low” designation indicates the rating is in the “middle” of the category. The “AAA” and “D” categories do not utilize “high”, “middle”, and “low” as differential grades.

Municipal Note Ratings

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

•	Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

“SP-1”—The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2”—The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3”—The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

Moody’s uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels —“MIG-1” through “MIG-3”. In addition, those short-term obligations that are of speculative quality are designated “SG”, or speculative grade. MIG ratings expire at the maturity of the obligation. The following summarizes the ratings used by Moody’s for these short-term obligations:

“MIG-1”—This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2”—This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3”—This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG”—This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or “VMIG” rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated “NR”, e.g., “Aaa/NR” or “NR/VMIG-1”.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

“VMIG-1”—This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-2”—This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-3”—This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG”—This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

About Credit Ratings

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Moody’s credit ratings must be construed solely as statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities.

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

DBRS credit ratings are opinions based on the quantitative and qualitative analysis of information sourced and received by DBRS, which information is not audited or verified by DBRS. Ratings are not buy, hold or sell recommendations and they do not address the market price of a security. Ratings may be upgraded, downgraded, placed under review, confirmed and discontinued.

APPENDIX B

As stated in the Prospectus, the Funds may enter into certain futures transactions. Some of these transactions are described in this Appendix. The Funds may also enter into futures transactions or other securities and instruments that are available in the markets from time to time.

I. Interest Rate Futures Contracts

Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, at or shortly after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Funds may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

The Funds presently could accomplish a similar result to that which they hope to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Funds, by using futures contracts.

Description of Interest Rate Futures Contracts. An interest rate futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by a Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

Although interest rate futures contracts by their terms may call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by a Fund’s entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

Interest rate futures contracts are traded in an auction environment on the floors of several exchanges—principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. These exchanges may be either designated by the Commodity Futures Trading Commission (“CFTC”) as a contract market or registered with the CFTC as a derivatives transaction execution facility (“DTEF”). Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership. Interest rate futures also may be traded on electronic trading facilities or over-the-counter. These various trading facilities are licensed and/or regulated to varying degrees by the CFTC.

A public market now exists in futures contracts covering various financial instruments including long-term U.S. Treasury Bonds and Notes; Ginnie Mae modified pass-through mortgage-backed securities; three-month U.S. Treasury Bills; and ninety-day commercial paper. The Funds may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

II. Index and Security Futures Contracts

A stock or bond index assigns relative values to the stocks or bonds included in the index, which fluctuates with changes in the market values of the stocks or bonds included. Some stock index futures contracts are based on broad market indices, such as the S&P 500 or the New York Stock Exchange Composite Index. In contrast, certain futures contracts relate to narrower market indices, such as the S&P 100® Index or indexes based on an industry or market segment, such as oil and gas stocks. Since 2001, trading has been permitted in futures based on a single stock and on narrow-based security indices (as defined in the Commodity Futures Modernization Act of 2000) (together “security futures;” broader-based index futures are referred to as “index futures”). Some futures contracts are traded on organized exchanges regulated by the CFTC. These exchanges may be either designated by the CFTC as a contract market or registered with the CFTC as a DTEF. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract. Futures contracts also may be traded on electronic trading facilities or over-the-counter. These various trading facilities are licensed and/or regulated by varying degrees by the CFTC. To the extent consistent with its investment objective and strategies, a Fund may also engage in transactions, from time to time, in foreign stock index futures such as the ALL-ORDS (Australia), CAC-40 (France), TOPIX (Japan) and the FTSE-100 (United Kingdom).

The Funds may sell index futures and security futures contracts in order to offset a decrease in market value of their portfolio securities that might otherwise result from a market decline. The Funds may do so either to hedge the value of their portfolios as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, the Funds will purchase index futures and security futures contracts in anticipation of purchases of securities. A long futures position may be terminated without a corresponding purchase of securities.

In addition, the Funds may utilize index futures and security futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that the Funds expect to narrow the range of industry groups represented in their holdings they may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. The Funds may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of their portfolios will decline prior to the time of sale.

III. Futures Contracts on Foreign Currencies

A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of foreign currency for an amount fixed in U.S. dollars. Foreign currency futures may be used by a Fund to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions.

IV. Margin Payments

Unlike purchases or sales of portfolio securities, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, the Funds will be required to deposit with the broker or in a segregated account with a custodian or sub-custodian an amount of liquid assets, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Funds upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” For example, when a Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. Prior to expiration of the futures contract, the

Investment Advisers or Sub-Advisers may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate a Fund’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

V. Risks of Transactions in Futures Contracts

There are several risks in connection with the use of futures by the Funds, even if the futures are used for hedging (non-speculative) purposes. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments which are the subject of the hedge. The price of the future may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Fund involved will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, the Funds may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the Investment Advisers or Sub-Advisers. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Investment Advisers or Sub-Advisers. It is also possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of instruments held in the Fund may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities.

When futures are purchased to hedge against a possible increase in the price of securities or a currency before a Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Investment Advisers or Sub-Advisers may still not result in a successful hedging transaction over a short time frame.

In general, positions in futures may be closed out only on an exchange, board of trade or other trading facility, which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on trading facilities where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any trading facility will exist for any particular contract or at any particular time. In such an event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Funds would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Successful use of futures by Funds is also subject to the Investment Advisers’ and Sub-Advisers’ ability to predict correctly movements in the direction of the market. For example, if a particular Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

Futures purchased or sold by a Fund (and related options) may be traded on foreign exchanges. Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the NFA nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, customers who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC regulations and the rules of the National NFA and any domestic exchange or other trading facility (including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the NFA or any domestic futures exchange), nor the protective measures provided by the SEC’s rules relating to security futures. In particular, the investments of the Funds in foreign futures, or foreign options transactions may not be provided the same protections in respect to transactions on United States futures trading facilities. In addition, the price of any foreign futures or foreign options contract and, therefore the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

VI. Options on Futures Contracts

The Funds may purchase and write options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option of a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. A Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements similar to those described above. Net option premiums received will be included as initial margin deposits. As an example, in anticipation of a decline in interest rates, a Fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which a Fund intends to purchase. Similarly, if the value of the securities held by a Fund is expected to decline as a result of an increase in interest rates, the Fund might purchase put options or sell call options on futures contracts rather than sell futures contracts.

Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). See “Risks of Transactions in Futures Contracts” above. In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

VII. Other Matters

The Funds intend to comply with the regulations of the CFTC exempting them from registration as a “Commodity Pool Operator.” The Funds are operated by persons who have claimed an exclusion from the definition of the term “Commodity Pool Operator” under the Commodity Exchange Act and, therefore, are not subject to registration or regulations as a pool operator under such Act. Accounting for futures contracts will be in accordance with generally accepted accounting principles.

PART C: OTHER INFORMATION

ITEM 28.	EXHIBITS

The following exhibits are incorporated herein by reference to: Post-Effective Amendment No. 9 to Registrant’s Registration Statement on Form N-1A (the “Registration Statement”) (Accession No. 0000893220-96-000957), Post-Effective Amendment No. 11 to such Registration Statement (Accession No. 0000893220-96-001248), Post-Effective Amendment No. 12 to such Registration Statement (Accession No. 0000893220-96-001771), Post-Effective Amendment No. 16 to such Registration Statement (Accession No. 0000893220-97-001320), Post-Effective Amendment No. 19 to such Registration Statement (Accession No. 0000893220-98-000578), Post-Effective Amendment No. 22 to such Registration Statement (Accession No. 0000893220-99-000673), Post-Effective Amendment No. 27 to such Registration Statement (Accession No. 0000893220-99-001176), Post-Effective Amendment No. 28 to such Registration Statement (Accession No. 0000948221-99-000405), Post-Effective Amendment No. 30/31 to such Registration Statement (Accession Nos. 0000927405-00-000135 and 0000927405-00-000136), Post-Effective Amendment No. 34 to such Registration Statement (Accession No. 0000948221-00-000340), Post-Effective Amendment No. 35 to such Registration Statement (Accession No. 0000912057-01-007427), Post-Effective Amendment No. 36 to such Registration Statement (Accession No. 0000912057-01-517742), Post-Effective Amendment No. 37 to such Registration Statement (Accession No. 0000912057-01-525747), Post-Effective Amendment No. 38 to such Registration Statement (Accession No. 0000912057-02-022419), Post-Effective Amendment No. 39 to such Registration Statement (Accession No. 0001047469-03-025437), Post-Effective Amendment No. 40 to such Registration Statement (Accession No. 0000950137-04-005850), Post-Effective Amendment No. 41 to such Registration Statement (Accession No. 0000950137-04-010606), Post-Effective Amendment No. 42 to such Registration Statement (Accession No. 0000950137-05-006454), Post-Effective Amendment No. 45 to such Registration Statement (Accession No. 0000950137-05-015036), Post-Effective Amendment No. 46 to such Registration Statement (Accession No. 0000950137-06-003828), Post-Effective Amendment No. 49 to such Registration Statement (Accession No. 0000950137-06-007089), Post-Effective Amendment No. 50 to such Registration Statement (Accession No. 0000950137-06-008268), Post-Effective Amendment No. 52 to such Registration Statement (Accession No. 0000950137-06-013309), Post-Effective Amendment No. 53 to such Registration Statement (Accession No. 0000950137-07-008254), Post-Effective Amendment No. 57 to such Registration Statement (Accession No. 0000950137-07-012261), Post-Effective Amendment No. 58 to such Registration Statement (Accession No. 0000950137-07-013913), Post-Effective Amendment No. 59 to such Registration Statement (Accession No. 0001193125-08-145069), Post-Effective Amendment No. 60 to such Registration Statement (Accession No. 0001193125-08-160161), Post-Effective Amendment No. 62 to such Registration Statement (Accession No. 0001193125-08-194615), Post-Effective Amendment No. 63 to such Registration Statement (Accession No. 0001193125-08-237777), Post-Effective Amendment No. 64 to such Registration Statement (Accession No. 0001193125-09-069646), Post-Effective Amendment No. 65 to such Registration Statement (Accession No. 0001193125-09-134909), Post Effective Amendment No. 66 to such Registration Statement (Accession No. 0001193125-09-156982), Post-Effective Amendment No. 68 to such Registration Statement (Accession No. 0001193125-09-188660),

Post-Effective Amendment No. 69 to such Registration Statement (Accession No. 0001193125-10-000472) and Post-Effective Amendment No. 71 to such Registration Statement (Accession No. 0000950130-10-000276).

a) (1)	Agreement and Declaration of Trust dated February 7, 2000 filed as Exhibit (a)(19) to Post-Effective Amendment No. 30/31 to Registrant’s Registration Statement on Form N-1A, filed on May 15, 2000 (Accession Nos. 0000927405-00-000135 and 0000927405-00-000136) (“PEA No. 30/31”).

(2)	Amendment No. 1 to the Agreement and Declaration of Trust dated February 8, 2000 filed as Exhibit (a)(2) to Post-Effective Amendment No. 34 to Registrant’s Registration Statement on Form N-1A, filed on August 1, 2000 (Accession No. 0000948221-00-000340) (“PEA No. 34”).

(3)	Amendment No. 2 to the Agreement and Declaration of Trust dated May 2, 2000 filed as Exhibit (a)(3) to PEA No. 34.

(4)	Amendment No. 3 to the Agreement and Declaration of Trust dated September 25, 2000 filed as Exhibit (a)(1) to Post Effective Amendment No. 35 to Registrant’s Registration Statement on Form N-1A (Accession No. 0000912057-01-007427) (“PEA No. 35”).

(5)	Amendment No. 4 to the Agreement and Declaration of Trust dated February 2, 2001 filed as Exhibit (a)(2) to PEA No. 35.

(6)	Amendment No. 5 to the Agreement and Declaration of Trust dated July 29, 2003 filed as Exhibit (a)(6) to Post-Effective Amendment No. 39 to Registrant’s Registration Statement on Form N-1A, filed on July 29, 2003 (Accession No. 0001047469-03-025437) (“PEA No. 39”).

(7)	Amendment No. 6 to the Agreement and Declaration of Trust dated October 26, 2004 filed as Exhibit (a)(7) to Post-Effective Amendment No. 41 to Registrant’s Registration Statement on Form N-1A, filed on December 1, 2004 (Accession No. 0000950137-04-010606) (“PEA No. 41”).

(8)	Amendment No. 7 to the Agreement and Declaration of Trust dated February 11, 2005 filed as Exhibit (a)(8) to Post-Effective Amendment No. 42 to Registrant’s Registration Statement on Form N-1A, filed on May 25, 2005 (Accession No. 0000950137-05-006454) (“PEA No. 42”).

(9)	Amendment No. 8 to the Agreement and Declaration of Trust dated May 7, 2005 filed as Exhibit (a)(9) to PEA No. 42.

(10)	Amendment No. 9 to the Agreement and Declaration of Trust dated November 4, 2005 filed as Exhibit (a)(10) to Post-Effective Amendment No. 45 to Registrant’s Registration Statement on Form N-1A, filed on December 16, 2005 (Accession No. 0000950137-05-015036) (“PEA No. 45”).

(11)	Amendment No. 10 to the Agreement and Declaration of Trust dated February 16, 2006 filed as Exhibit (a)(11) to Post-Effective Amendment No. 46 to Registrant’s Registration Statement on Form N-1A, filed on March 27, 2006 (Accession No. 0000950137-06-003828) (“PEA No. 46”).

(12)	Amendment No. 11 to the Agreement and Declaration of Trust dated May 5, 2006 filed as Exhibit (a)(12) to Post-Effective Amendment No. 49 to Registrant’s Registration Statement on Form N-1A, filed on June 22, 2006 (Accession No. 0000950137-06-007089) (“PEA No. 49”).

(13)	Amendment No. 12 to the Agreement and Declaration of Trust dated May 4, 2006 filed as Exhibit (a)(13) to PEA No. 49.

(14)	Amendment No. 13 to the Agreement and Declaration of Trust dated May 5, 2006 filed as Exhibit (a)(14) to PEA No. 49.

(15)	Amendment No. 14 to the Agreement and Declaration of Trust dated June 20, 2006 filed as Exhibit (a)(15) to Post-Effective Amendment No. 50 to Registrant’s Registration Statement on Form N-1A, filed on July 28, 2006 (Accession No. 0000950137-06-008268) (“PEA No. 50”).

(16)	Amendment No. 15 to the Agreement and Declaration of Trust dated February 16, 2007 filed as Exhibit (a)(16) to Post-Effective Amendment No. 53 to Registrant’s Registration Statement on Form N-1A, filed on May 30, 2007 (Accession No. 0000950137-07-008254) (“PEA No. 53”).

(17)	Amendment No. 16 to the Agreement and Declaration of Trust dated February 15, 2007 filed as Exhibit (a)(17) to PEA No. 53.

(18)	Amendment No. 17 to the Agreement and Declaration of Trust dated August 3, 2007 filed as Exhibit (a)(18) to Post-Effective Amendment No. 57 to Registrant’s Registration Statement on Form N-1A, filed on August 13, 2007 (Accession No. 0000950137-07-012261) (“PEA No. 57”).

(19)	Amendment No. 18 to the Agreement and Declaration of Trust dated August 3, 2007 filed as Exhibit (a)(19) to PEA No. 57.

(20)	Amendment No. 19 to the Agreement and Declaration of Trust dated November 2, 2007 filed as Exhibit (a)(20) to Post-Effective Amendment No. 60 to Registrant’s Registration Statement on Form N-1A, filed on July 29, 2008 (Accession No. 0001193125-08-160161) (“PEA No. 60”).

(21)	Amendment No. 20 to the Agreement and Declaration of Trust dated August 8, 2008 filed as Exhibit (a)(21) to Post-Effective Amendment No. 63 to Registrant’s Registration Statement on Form N-1A, filed on November 17, 2008 (Accession No. 0001193125-08-237777) (“PEA No. 63”).

(22)	Amendment No. 21 to the Agreement and Declaration of Trust dated November 7, 2008 filed as Exhibit (a)(22) to PEA No. 63.

(23)	Amendment No. 22 to the Agreement and Declaration of Trust dated May 8, 2009 filed as Exhibit (a)(23) to Post-Effective Amendment No. 65 to Registrant’s Registration Statement on Form N-1A, filed on June 22, 2009 (Accession No. 0001193125-09-134909) (“PEA No. 65”).

(24)	Amendment No. 23 to the Agreement and Declaration of Trust dated August 28, 2009 filed as Exhibit (a)(24) to Post-Effective Amendment No. 68 to Registrant’s Registration Statement on Form N-1A, filed on September 8, 2009 (Accession No. 0001193125-09-188660) (“PEA No. 68”).

(25)	Amendment No. 24 to the Agreement and Declaration of Trust dated December 14, 2009 filed as Exhibit (a)(25) to Post-Effective Amendment No. 71 to Registrant’s Registration Statement on Form N-1A, filed on May 28, 2010 (Accession No. 0000950130-10-000276) (“PEA No. 71”).

b) (1)	Amended and Restated By-Laws adopted August 2, 2000 filed as Exhibit (b)(1) to Post Effective Amendment No. 38 to Registrant’s Registration Statement on Form N-1A, filed on May 30, 2002 (Accession No. 0000912057-02-022419) (“PEA No. 38”).

(2)	Amendment No. 1 to the Amended and Restated By-Laws adopted March 31, 2003 filed as Exhibit (b)(2) to PEA No. 39.

(3)	Amendment No. 2 to the Amended and Restated By-Laws adopted July 29, 2003 filed as Exhibit (b)(3) to PEA No. 39.

(4)	Amendment No. 3 to the Amended and Restated By-Laws adopted April 27, 2004 filed as Exhibit (b)(4) to Post-Effective Amendment No. 40 to Registrant’s Registration Statement on Form N-1A, filed on July 26, 2004 (Accession No. 0000950137-04-005850) (“PEA No. 40”).

(5)	Amendment No. 4 to the Amended and Restated By-Laws adopted July 27, 2004 filed as Exhibit (b)(5) to PEA No. 41.

(6)	Amendment No. 5 to the Amended and Restated By-Laws adopted June 20, 2006 filed as Exhibit (b)(6) to PEA No. 50.

(7)	Amendment No. 6 to the Amended and Restated By-Laws adopted February 14, 2008 filed as Exhibit (b)(7) to PEA No. 60.

c)	Articles IV, V, VI, VII and IX of the Agreement and Declaration of Trust dated February 7, 2000 filed as Exhibit (a)(19) to PEA No. 30/31.

d) (1)	Investment Advisory and Ancillary Services Agreement between Registrant and The Northern Trust Company dated July 31, 2000 filed as Exhibit (d)(1) to PEA No. 35.

(2)	Addendum No. 1 to the Investment Advisory and Ancillary Services Agreement between Registrant and The Northern Trust Company dated July 31, 2000 filed as Exhibit (d)(2) to PEA No. 35.

(3)	Addendum No. 2 to the Investment Advisory and Ancillary Services Agreement between Registrant and The Northern Trust Company dated July 31, 2000 filed as Exhibit (d)(3) to PEA No. 35.

(4)	Addendum No. 3 to the Investment Advisory and Ancillary Services Agreement between Registrant and The Northern Trust Company dated July 31, 2000 filed as Exhibit (d)(4) to PEA No. 35.

(5)	Addendum No. 4 to the Investment Advisory and Ancillary Services Agreement between Registrant and The Northern Trust Company dated July 31, 2000 filed as Exhibit (d)(5) to PEA No. 35.

(6)	Addendum No. 5 to the Investment Advisory and Ancillary Services Agreement between Registrant and The Northern Trust Company dated July 31, 2000 filed as Exhibit (d)(6) to PEA No. 35.

(7)	Addendum No. 6 to the Investment Advisory and Ancillary Services Agreement between Registrant and The Northern Trust Company dated July 31, 2000 filed as Exhibit (d)(7) to PEA No. 35.

(8)	Addendum No. 7 to the Investment Advisory and Ancillary Services Agreement between Registrant and The Northern Trust Company dated July 31, 2000 filed as Exhibit (d)(8) to PEA No. 35.

(9)	Addendum No. 8 to the Investment Advisory and Ancillary Services Agreement between Registrant and The Northern Trust Company dated July 31, 2000 filed as Exhibit (d)(9) to PEA No. 35.

(10)	Addendum No. 9 to the Investment Advisory and Ancillary Services Agreement between Registrant and The Northern Trust Company dated July 31, 2000 filed as Exhibit (d)(10) to PEA No. 35.

(11)	Addendum No. 10 to the Investment Advisory and Ancillary Services Agreement between Registrant and The Northern Trust Company dated July 31, 2000 filed as Exhibit (d)(11) to PEA No. 35.

(12)	Addendum No. 11 to the Investment Advisory and Ancillary Services Agreement between Registrant and The Northern Trust Company dated September 26, 2000 filed as Exhibit (d)(12) to PEA No. 35.

(13)	Investment Advisory and Ancillary Services Agreement between Registrant and The Northern Trust Company dated August 2, 2000 filed as Exhibit (d)(13) to PEA No. 35.

(14)	Addendum No. 1 to the Investment Advisory and Ancillary Services Agreement between Northern Funds and Northern Trust Investments, Inc. dated May 17, 2001 filed as Exhibit (d)(15) to Post Effective Amendment No. 36 to Registrant’s Registration Statement on Form N-1A, filed on May 29, 2001 (Accession No. 0000912057-01-517742) (“PEA No. 36”).

(15)	Addendum No. 2 to the Investment Advisory and Ancillary Services Agreement between Northern Funds and Northern Trust Investments, N.A. dated February 14, 2005 filed as Exhibit (d)(16) to PEA No. 42.

(16)	Addendum No. 3 to the Investment Advisory and Ancillary Services Agreement between Northern Funds and Northern Trust Investments, N.A. dated December 5, 2005 filed as Exhibit (d)(17) to PEA No. 45.

(17)	Addendum No. 4 to the Investment Advisory and Ancillary Services Agreement between Northern Funds and Northern Trust Investments, N.A. dated February 17, 2006 filed as Exhibit (d)(18) to PEA No. 46.

(18)	Addendum No. 5 to the Investment Advisory and Ancillary Services Agreement between Northern Funds and Northern Trust Investments, N.A. dated May 5, 2006 filed as Exhibit (d)(20) to PEA No. 50.

(19)	Addendum No. 6 to the Investment Advisory and Ancillary Services Agreement between Northern Funds and Northern Trust Investments, N.A. dated February 16, 2007 filed as Exhibit (d)(21) to PEA No. 53.

(20)	Addendum No. 7 to the Investment Advisory and Ancillary Services Agreement between Northern Funds and Northern Trust Investments, N.A. dated August 3, 2007 filed as Exhibit (d)(23) to Post-Effective Amendment No. 58 to Registrant’s Registration Statement on Form N-1A, filed on September 7, 2007 (Accession No. 0000950137-07-013913) (“PEA No. 58”).

(21)	Investment Advisory and Ancillary Services Agreement between Northern Funds, Northern Trust Global Advisors, Inc., and Northern Trust Investments, N.A. dated May 5, 2006 filed as Exhibit (d)(19) to PEA No. 49.

(22)	Addendum No. 1 to the Investment Advisory and Ancillary Services Agreement between Northern Funds, Northern Trust Global Advisors, Inc., and Northern Trust Investments, N.A. dated August 3, 2007 filed as Exhibit (d)(22) to PEA No. 58.

(23)

Addendum No. 2 to the Investment Advisory and Ancillary Services Agreement between Northern Funds, Northern Trust Global Advisors, Inc. and Northern Trust Investments, N.A. dated November 7, 2008 filed as Exhibit (d)(26) to

Post-Effective Amendment No. 64 to Registrant’s Registration Statement on Form N-1A, filed on March 31, 2009 (Accession No. 0001193125-09-069646) (“PEA No. 64”).

(24)	Addendum No. 3 to the Investment Advisory and Ancillary Services Agreement between Northern Funds, Northern Trust Global Advisors, Inc. and Northern Trust Investments, N.A. dated August 28, 2009 filed as Exhibit (d)(24) to PEA No. 68.

(25)	Amended and Restated Investment Advisory and Ancillary Services Agreement dated November 15, 2007 (with respect to the Global Sustainability Index Fund) and January 29, 2008 (with respect to each of the other Funds of the Trust) between Northern Funds, Northern Trust Global Investments, Ltd. and Northern Trust Investments, N.A. filed as Exhibit (d)(24) to Post-Effective Amendment No. 59 to Registrant’s Registration Statement on Form N-1A, filed on July 1, 2008 (Accession No. 0001193125-08-145069) (“PEA No. 59”).

(26)	Addendum No. 1 to the Amended and Restated Investment Advisory and Ancillary Services Agreement between Northern Funds and Northern Trust Investments, N.A. dated August 8, 2008 filed as Exhibit (d)(25) to Post-Effective Amendment No. 62 to Registrant’s Registration Statement on Form N-1A, filed on September 11, 2008 (Accession No. 0001193125-08-194615) (“PEA No. 62”).

(27)	Addendum No. 2 to the Amended and Restated Investment Advisory and Ancillary Services Agreement between Northern Funds and Northern Trust Investments, N.A. dated May 8, 2009 filed as Exhibit (d)(27) to PEA No. 65.

(28)	Assumption Agreement between Northern Trust Investments, Inc. and The Northern Trust Company dated July 31, 2000 filed as Exhibit (d)(14) to PEA No. 35.

(29)	Assumption Agreement between The Northern Trust Company and Northern Trust Investments, Inc. dated January 1, 2001 filed as Exhibit (d)(16) to PEA No. 35.

(30)	Assumption Agreement by and among The Northern Trust Company, Northern Trust Investments, Inc. and Northern Trust Global Investments (Europe) Limited dated May 2, 2001 filed as Exhibit (d)(17) to Post Effective Amendment No. 37 to Registrant’s Registration Statement on Form N-1A, filed on July 30, 2001 (Accession No. 0000912057-01-525747) (“PEA No. 37”).

(31)	Assumption Agreement between Northern Trust Investments, Inc. and Northern Trust Global Investments (Europe) Limited dated April 1, 2002 filed as Exhibit (d)(17) to PEA No. 39.

(32)	Assumption Agreement between Northern Trust Investments, N.A. and Northern Trust Global Investments Limited dated August 3, 2007 filed as Exhibit (d)(29) to PEA No. 59.

(33)	Assumption Agreement dated October 1, 2009 among Northern Trust Investments, N.A., Northern Trust Global Advisors, Inc. and The Northern Trust Company of Connecticut filed as Exhibit (d)(33) to Post-Effective Amendment No. 69 to such Registration Statement (Accession No. 0001193125-10-000472) (“PEA No. 69”).

(34)	Assumption Agreement dated October 1, 2009 among Northern Trust Investments, N.A., Northern Trust Global Advisors, Inc., The Northern Trust Company of Connecticut and Altrinsic Global Advisors, LLC filed as Exhibit (d)(34) to PEA No. 69.

(35)	Assumption Agreement dated October 1, 2009 among Northern Trust Investments, N.A., Northern Trust Global Advisors, Inc., The Northern Trust Company of Connecticut and Axiom International Investors, LLC filed as Exhibit (d)(35) to PEA No. 69.

(36)	Assumption Agreement dated October 1, 2009 among Northern Trust Investments, N.A., Northern Trust Global Advisors, Inc., The Northern Trust Company of Connecticut and Cohen & Steers Capital Management, Inc. filed as Exhibit (d)(36) to PEA No. 69.

(37)	Assumption Agreement dated October 1, 2009 among Northern Trust Investments, N.A., Northern Trust Global Advisors, Inc., The Northern Trust Company of Connecticut and Copper Rock Capital Partners LLC filed as Exhibit (d)(37) to PEA No. 69.

(38)	Assumption Agreement dated October 1, 2009 among Northern Trust Investments, N.A., Northern Trust Global Advisors, Inc., The Northern Trust Company of Connecticut and Delaware Management Company, a series of Delaware Management Business Trust filed as Exhibit (d)(38) to PEA No. 69.

(39)	Assumption Agreement dated October 1, 2009 among Northern Trust Investments, N.A., Northern Trust Global Advisors, Inc., The Northern Trust Company of Connecticut and EII Realty Securities, Inc. filed as Exhibit (d)(39) to PEA No. 69.

(40)	Assumption Agreement dated October 1, 2009 among Northern Trust Investments, N.A., Northern Trust Global Advisors, Inc., The Northern Trust Company of Connecticut and Geneva Capital Management Ltd. filed as Exhibit (d)(40) to PEA No. 69.

(41)	Assumption Agreement dated October 1, 2009 among Northern Trust Investments, N.A., Northern Trust Global Advisors, Inc., The Northern Trust Company of Connecticut and ING Clarion Real Estate Securities, LLC filed as Exhibit (d)(41) to PEA No. 69.

(42)	Assumption Agreement dated October 1, 2009 among Northern Trust Investments, N.A., Northern Trust Global Advisors, Inc., The Northern Trust Company of Connecticut and Jennison Associates LLC filed as Exhibit (d)(42) to PEA No. 69.

(43)	Assumption Agreement dated October 1, 2009 among Northern Trust Investments, N.A., Northern Trust Global Advisors, Inc., The Northern Trust Company of Connecticut and Loomis, Sayles & Company L.P. filed as Exhibit (d)(43) to PEA No. 69.

(44)	Assumption Agreement dated October 1, 2009 among Northern Trust Investments, N.A., Northern Trust Global Advisors, Inc., The Northern Trust Company of Connecticut and LSV Asset Management filed as Exhibit (d)(44) to PEA No. 69.

(45)	Assumption Agreement dated October 1, 2009 among Northern Trust Investments, N.A., Northern Trust Global Advisors, Inc., The Northern Trust Company of Connecticut and Marisco Capital Management, LLC filed as Exhibit (d)(45) to PEA No. 69.

(46)	Assumption Agreement dated October 1, 2009 among Northern Trust Investments, N.A., Northern Trust Global Advisors, Inc., The Northern Trust Company of Connecticut and Metropolitan West Capital Management, LLC filed as Exhibit (d)(46) to PEA No. 69.

(47)	Assumption Agreement dated October 1, 2009 among Northern Trust Investments, N.A., Northern Trust Global Advisors, Inc., The Northern Trust Company of Connecticut and Metropolitan West Capital Management, LLC filed as Exhibit (d)(47) to PEA No. 69.

(48)	Assumption Agreement dated October 1, 2009 among Northern Trust Investments, N.A., Northern Trust Global Advisors, Inc., The Northern Trust Company of Connecticut and PanAgora Asset Management, Inc. filed as Exhibit (d)(49) to PEA No. 69.

(49)	Assumption Agreement dated October 1, 2009 among Northern Trust Investments, N.A., Northern Trust Global Advisors, Inc., The Northern Trust Company of Connecticut and Stone Harbor Investment Partners LP filed as Exhibit (d)(50) to PEA No. 69.

(50)	Assumption Agreement dated October 1, 2009 among Northern Trust Investments, N.A., Northern Trust Global Advisors, Inc., The Northern Trust Company of Connecticut and Systematic Financial Management LP filed as Exhibit (d)(51) to PEA No. 69.

(51)	Assumption Agreement dated October 1, 2009 among Northern Trust Investments, N.A., Northern Trust Global Advisors, Inc., The Northern Trust Company of Connecticut and TCW Investment Management Company filed as Exhibit (d)(52) to PEA No. 69.

(52)	Assumption Agreement dated October 1, 2009 among Northern Trust Investments, N.A., Northern Trust Global Advisors, Inc., The Northern Trust Company of Connecticut and Tradewinds Global Investors, LLC filed as Exhibit (d)(53) to PEA No. 69.

(53)	Assumption Agreement dated October 1, 2009 among Northern Trust Investments, N.A., Northern Trust Global Advisors, Inc., The Northern Trust Company of Connecticut and Westwood Global Investments, LLC filed as Exhibit (d)(54) to PEA No. 69.

(54)	Assumption Agreement dated October 1, 2009 among Northern Trust Investments, N.A., Northern Trust Global Advisors, Inc., The Northern Trust Company of Connecticut and William Blair & Company filed as Exhibit (d)(56) to PEA No. 69.

(55)	Assumption Agreement dated October 1, 2009 among Northern Trust Investments, N.A., Northern Trust Global Advisors, Inc., The Northern Trust Company of Connecticut and UBS Global Asset Management (Americas) Inc. filed as Exhibit (d)(57) to PEA No. 69.

(56)	Form of Assumption Agreement among Northern Trust Investments, N.A. and Northern Trust Global Investments Limited filed as Exhibit (d)(56) to PEA No. 71.

(57)	Fee Reduction Commitment dated July 31, 2002 by Northern Trust Investments, Inc. and Northern Trust Global Investments (Europe) Limited filed as Exhibit (d)(19) to PEA No. 39.

(58)	Fee Reduction Commitment dated July 31, 2002 by Northern Trust Investments, Inc. filed as Exhibit (d)(20) to PEA No. 39.

(59)	Fee Reduction Commitment dated July 31, 2004 by Northern Trust Investments, N.A. and Northern Trust Global Investments (Europe) Limited filed as Exhibit (d)(21) to PEA No. 40.

(60)	Fee Reduction Commitment dated February 24, 2005 by Northern Trust Investments, N.A. filed as Exhibit (d)(23) to PEA No. 42.

(61)	Fee Reduction Commitment dated February 17, 2006 by Northern Trust Investments, N.A. and Northern Trust Global Investments Limited filed as Exhibit (d)(27) to PEA No. 46.

(62)	Fee Reduction Commitment dated May 9, 2008 by Northern Trust Investments, N.A. and Northern Trust Global Investments Ltd. filed as Exhibit (d)(35) to PEA No. 60.

(63)	Fee Reduction Commitment dated May 9, 2008 by Northern Trust Investments, N.A. and Northern Trust Global Advisors, Inc. filed as Exhibit (d)(36) to PEA No. 60.

(64)	Fee Reduction Commitment dated December 14, 2009 by Northern Trust Investments, N.A. filed as Exhibit (d)(64) to PEA No. 71.

(65)	Form of Fee Reduction Commitment by Northern Trust Investments, N.A. filed as Exhibit (d)(65) to PEA No. 71.

(66)	Acknowledgement of Conversion between Northern Trust Investments, N.A. and Registrant dated July 31, 2003 filed as Exhibit (d)(22) to PEA No. 40.

(67)	Investment Sub-Advisory Agreement among Northern Trust Global Advisors, Inc., Northern Trust Investments, N.A. and Altrinsic Global Advisors, LLC dated June 22, 2006 filed as Exhibit (d)(30) to PEA No. 49.*

(68)	Investment Sub-Advisory Agreement among Northern Trust Global Advisors, Inc., Northern Trust Investments, N.A. and Geneva Capital Management Ltd. dated June 22, 2006 filed as Exhibit (d)(31) to PEA No. 49.*

(69)	Investment Sub-Advisory Agreement among Northern Trust Global Advisors, Inc., Northern Trust Investments, N.A. and LSV Asset Management dated June 22, 2006 filed as Exhibit (d)(33) to PEA No. 49.*

(70)	Amendment No. 1 to the Investment Sub-Advisory Agreement among Northern Trust Global Advisors, Inc., Northern Trust Investments, N.A. and LSV Asset Management dated August 4, 2006 filed as Exhibit (d)(36) to PEA No. 53.

(71)	Investment Sub-Advisory Agreement among Northern Trust Global Advisors, Inc., Northern Trust Investments, N.A. and Metropolitan West Capital Management, LLC dated June 22, 2006 filed as Exhibit (d)(34) to PEA No. 49.*

(72)	Investment Sub-Advisory Agreement among Northern Trust Global Advisors, Inc., Northern Trust Investments, N.A. and TCW Investment Management Company dated June 22, 2006 filed as Exhibit (d)(38) to PEA No. 49.*

(73)	Investment Sub-Advisory Agreement among Northern Trust Global Advisors, Inc., Northern Trust Investments, N.A. and Tradewinds NWQ Global Investors, LLC dated June 22, 2006 filed as Exhibit (d)(39) to PEA No. 49.*

(74)	Investment Sub-Advisory Agreement among Northern Trust Global Advisors, Inc., Northern Trust Investments, N.A. and Delaware Management Company dated January 4, 2010 to be filed by amendment.

(75)	Investment Sub-Advisory Agreement among Northern Trust Global Advisors, Inc., Northern Trust Investments, N.A. and Jennison Associates LLC dated August 3, 2007 filed as Exhibit (d)(50) to PEA No. 60.*

(76)	Investment Sub-Advisory Agreement among Northern Trust Global Advisors, Inc., Northern Trust Investments, N.A. and Metropolitan West Capital Management, LLC dated August 3, 2007 filed as Exhibit (d)(52) to PEA No. 60.*

(77)	Investment Sub-Advisory Agreement among Northern Trust Global Advisors, Inc., Northern Trust Investments, N.A. and UBS Global Asset Management (Americas) Inc. dated August 30, 2007 filed as Exhibit (d)(45) to PEA No. 58.*

(78)	Investment Sub-Advisory Agreement among Northern Trust Global Advisors, Inc., Northern Trust Investments, N.A. and Marsico Capital Management, LLC dated August 30, 2007 filed as Exhibit (d)(51) to PEA No. 60.*

(79)	Investment Sub-Advisory Agreement among Northern Trust Global Advisors, Inc., Northern Trust Investments, N.A. and Tradewinds Global Investors, LLC dated November 13, 2007 filed as Exhibit (d)(55) to PEA No. 60.*

(80)	Investment Sub-Advisory Agreement among Northern Trust Global Advisors, Inc., Northern Trust Investments, N.A. and Copper Rock Capital Partners LLC dated November 16, 2007 filed as Exhibit (d)(48) to PEA No. 60.*

(81)	Investment Sub-Advisory Agreement among Northern Trust Global Advisors, Inc., Northern Trust Investments, N.A. and Marsico Capital Management, LLC dated December 14, 2007 filed as Exhibit (d)(56) to Post-Effective Amendment No. 66 to Registrant’s Registration Statement on Form N-1A, filed on July 28, 2009 (Accession No. 0001193125-09-156982) (“PEA No. 66”).*

(82)	Investment Sub-Advisory Agreement among Northern Trust Global Advisors, Inc., Northern Trust Investments, N.A. and William Blair & Company, LLC dated March 3, 2008 filed as Exhibit (d)(56) to PEA No. 60.*

(83)	Investment Sub-Advisory Agreement among Northern Trust Global Advisors, Inc., Northern Trust Investments, N.A. and Systematic Financial Management LP dated May 9, 2008 filed as Exhibit (d)(54) to PEA No. 60.*

(84)	Interim Investment Sub-Advisory Agreement among Northern Trust Global Advisors, Inc., Northern Trust Investments, N.A. and Metropolitan West Capital Management, LLC dated October 18, 2008 filed as Exhibit (d)(60) to PEA No. 66.*

(85)	Interim Investment Sub-Advisory Agreement among Northern Trust Global Advisors, Inc., Northern Trust Investments, N.A. and Metropolitan West Capital Management, LLC dated October 18, 2008 filed as Exhibit (d)(61) to PEA No. 66.*

(86)	Investment Sub-Advisory Agreement among Northern Trust Global Advisors, Inc., Northern Trust Investments, N.A. and Metropolitan West Capital Management, LLC dated November 2, 2008 filed as Exhibit (d)(62) to PEA No. 66.*

(87)	Investment Sub-Advisory Agreement among Northern Trust Global Advisors, Inc., Northern Trust Investments, N.A. and Metropolitan West Capital Management, LLC dated November 2, 2008 filed as Exhibit (d)(63) to PEA No. 66.*

(88)	Investment Sub-Advisory Agreement among Northern Trust Global Advisors, Inc., Northern Trust Investments, N.A. and ING Clarion Real Estate Securities, L.P. dated November 18, 2008 filed as Exhibit (d)(63) to PEA No. 64.*

(89)	Investment Sub-Advisory Agreement among Northern Trust Global Advisors, Inc., Northern Trust Investments, N.A. and Axiom International Investors, LLC dated November 19, 2008 filed as Exhibit (d)(58) to PEA No. 64.*

(90)	Investment Sub-Advisory Agreement among Northern Trust Global Advisors, Inc., Northern Trust Investments, N.A. and PanAgora Asset Management, Inc. dated November 19, 2008 filed as Exhibit (d)(59) to PEA No. 64.*

(91)	Investment Sub-Advisory Agreement among Northern Trust Global Advisors, Inc., Northern Trust Investments, N.A. and Westwood Global Investments, LLC dated November 19, 2008 filed as Exhibit (d)(60) to PEA No. 64.*

(92)	Investment Sub-Advisory Agreement among Northern Trust Global Advisors, Inc., Northern Trust Investments, N.A. and Cohen & Steers Capital Management, Inc. dated November 19, 2008 filed as Exhibit (d)(61) to PEA No. 64.*

(93)	Investment Sub-Advisory Agreement among Northern Trust Global Advisors, Inc., Northern Trust Investments, N.A. and EII Realty Securities Inc. dated November 19, 2008 filed as Exhibit (d)(62) to PEA No. 64.*

(94)	Investment Sub-Advisory Agreement among Northern Trust Global Advisors, Inc., Northern Trust Investments, N.A. and Loomis, Sayles & Company, L.P. dated August 28, 2009 filed as Exhibit (d)(70) to PEA No. 68.*

(95)	Investment Sub-Advisory Agreement among Northern Trust Global Advisors, Inc., Northern Trust Investments, N.A. and Stone Harbor Investment Partners LP dated August 28, 2009 filed as Exhibit (d)(71) to PEA No. 68*

(96)	Form of Investment Sub-Advisory Agreement among The Northern Trust Company of Connecticut, Northern Trust Investments, N.A. and Riverbridge Partners LLC is filed herewith.*

(97)	Form of Investment Sub-Advisory Agreement among The Northern Trust Company of Connecticut, Northern Trust Investments, N.A. and Trilogy Global Advisors, LLC is filed herewith.*

(98)	Form of Investment Sub-Advisory Agreement among The Northern Trust Company of Connecticut, Northern Trust Investments, N.A. and Denver Investment Advisors LLC is filed herewith.*

(99)	Form of Investment Sub-Advisory Agreement among The Northern Trust Company of Connecticut, Northern Trust Investments, N.A. and Hotchkis and Wiley Capital Management, LLC is filed herewith.*

e) (1)	Distribution Agreement between Registrant and Northern Funds Distributors, LLC dated March 31, 2009 filed as Exhibit (e)(1) to PEA No. 71.

(2)	Amended and Restated Schedule A to the Distribution Agreement between Registrant and Northern Funds Distributors, LLC dated May 8, 2009 filed as Exhibit (e)(2) to PEA No. 71.

(3)	Amended and Restated Schedule A to the Distribution Agreement between Registrant and Northern Funds Distributors, LLC dated August 28, 2009 filed as Exhibit (e)(3) to PEA No. 71.

f)    None.

g) (1)	Custodian Agreement between Registrant and The Northern Trust Company dated April 1, 1994 (“Custodian Agreement”) filed as Exhibit 8(a) to Post Effective Amendment No. 11 to Registrant’s Registration Statement on Form N-1A, filed on July 29, 1996 (Accession No. 0000893220-96-001248) (“PEA No. 11”).

(2)	Addendum No. 1 to the Custodian Agreement dated November 29, 1994 filed as Exhibit 8(d) to PEA No. 11.

(3)	Addendum No. 2 to the Custodian Agreement dated March 29, 1996 filed as Exhibit 8(f) to Post Effective Amendment No. 9 to Registrant’s Registration Statement on Form N-1A, filed on June 12, 1996 (Accession No. 0000893220-96-000957) (“PEA No. 9”).

(4)	Addendum No. 3 to the Custodian Agreement dated August 7, 1996 filed as Exhibit 8(i) to Post Effective Amendment No. 12 to Registrant’s Registration Statement on Form N-1A, filed on October 30, 1996 (Accession No. 0000893220-96-001771) (“PEA No. 12”).

(5)	Addendum No. 4 to the Custodian Agreement dated August 6, 1996 filed as Exhibit 8(j) to PEA No. 12.

(6)	Addendum No. 5 to the Custodian Agreement dated March 24, 1997 filed as Exhibit 8(n) to Post Effective Amendment No. 16 to Registrant’s Registration Statement on Form N-1A, filed on July 31, 1997 (Accession No. 0000893220-97-001320) (“PEA No. 16”).

(7)	Addendum No. 6 to the Custodian Agreement dated February 12, 1997 filed as Exhibit 8(l) to Post Effective Amendment No. 19 to Registrant’s Registration Statement on Form N-1A, filed on March 20, 1998 (Accession No. 0000893220-98-000578) (“PEA No. 19”).

(8)	Addendum No. 7 to the Custodian Agreement dated November 18, 1997 filed as Exhibit 8(o) to PEA No. 19.

(9)	Addendum No. 8 to the Custodian Agreement dated December 21, 1998 filed as Exhibit (g)(12) to Post Effective Amendment No. 22 to Registrant’s Registration Statement on Form N-1A, filed on May 28, 1999 (Accession No. 0000893220-99-000673) (“PEA No. 22”).

(10)	Addendum No. 9 to the Custodian Agreement dated September 15, 1999 filed as Exhibit (g)(13) to Post Effective Amendment No. 27 to Registrant’s Registration Statement on Form N-1A, filed on October 15, 1999 (Accession No. 0000893220-99-001176) (“PEA No. 27”).

(11)	Addendum No. 10 to the Custodian Agreement dated December 28, 1999 filed as Exhibit (g)(14) to Post Effective Amendment No. 28 to Registrant’s Registration Statement on Form N-1A, filed on December 28, 1999 (Accession No. 0000948221-99-000405) (“PEA No. 28”).

(12)	Addendum No. 11 to the Custodian Agreement dated July 31, 2000 filed as Exhibit (g)(15) to PEA No. 35.

(13)	Addendum No. 12 to the Custodian Agreement dated August 1, 2000 filed as Exhibit (g)(16) to PEA No. 35.

(14)	Addendum No. 13 to the Custodian Agreement dated September 26, 2000 filed as Exhibit (g)(17) to PEA No. 35.

(15)	Addendum No. 14 to the Custodian Agreement dated May 17, 2001 filed as Exhibit (g)(15) to PEA No. 36.

(16)	Addendum No. 15 to the Custodian Agreement dated October 30, 2001 filed as Exhibit (g)(16) to PEA No. 38.

(17)	Addendum No. 16 to the Custodian Agreement dated July 29, 2003 filed as Exhibit (g)(17) to PEA No. 40.

(18)	Addendum No. 17 to the Custodian Agreement dated February 14, 2005 filed as Exhibit (g)(18) to PEA No. 42.

(19)	Addendum No. 18 to the Custodian Agreement dated December 5, 2005 filed as Exhibit (g)(19) to PEA No. 45.

(20)	Addendum No. 19 to the Custodian Agreement dated May 5, 2006 filed as Exhibit (g)(20) to PEA No. 50.

(21)	Addendum No. 20 to the Custodian Agreement dated February 16, 2007 filed as Exhibit (g)(21) to PEA No. 53.

(22)	Addendum No. 21 to the Custodian Agreement dated August 3, 2007 filed as Exhibit (g)(22) to PEA No. 58.

(23)	Addendum No. 22 to the Custodian Agreement dated August 3, 2007 filed as Exhibit (g)(23) to PEA No. 58.

(24)	Addendum No. 23 to the Custodian Agreement dated May 8, 2009 filed as Exhibit (g)(24) to PEA No. 65.

(25)	Foreign Custody Agreement between Registrant and The Northern Trust Company dated April 1, 1994 (“Foreign Custody Agreement”) filed as Exhibit 8(g) to PEA No. 11.

(26)	Addendum No. 1 to the Foreign Custody Agreement dated April 1, 1998 filed as Exhibit 8(p) to PEA No. 19.

(27)	Addendum No. 2 to the Foreign Custody Agreement dated February 8, 2000 filed as Exhibit (g)(15) to PEA No. 30/31.

(28)	Addendum No. 3 to the Foreign Custody Agreement dated July 31, 2000 filed as Exhibit (g)(19) to PEA No. 35.

(29)	Addendum No. 4 to the Foreign Custody Agreement dated October 30, 2001 filed as Exhibit (g)(21) to PEA No. 38.

(30)	Addendum No. 5 to the Foreign Custody Agreement dated July 29, 2003 filed as Exhibit (g)(23) to PEA No. 40.

(31)	Addendum No. 6 to the Foreign Custody Agreement dated February 14, 2005 filed as Exhibit (g)(25) to PEA No. 42.

(32)	Addendum No. 7 to the Foreign Custody Agreement dated February 17, 2006 filed as Exhibit (g)(28) to PEA No. 46.

(33)	Addendum No. 8 to the Foreign Custody Agreement dated May 5, 2006 filed as Exhibit (g)(29) to PEA No. 50.

(34)	Addendum No. 9 to the Foreign Custody Agreement dated May 5, 2006 filed as Exhibit (g)(30) to PEA No. 50.

(35)	Addendum No. 10 to the Foreign Custody Agreement dated November 2, 2007 filed as Exhibit (g)(34) to PEA No. 59.

(36)	Addendum No. 11 to the Foreign Custody Agreement dated August 8, 2008 filed as Exhibit (g)(35) to PEA No. 62.

(37)	Addendum No. 12 to the Foreign Custody Agreement dated November 7, 2008 filed as Exhibit (g)(36) to PEA No. 63.

(38)	Addendum No. 13 to the Foreign Custody Agreement dated August 28, 2009 filed as Exhibit (g)(38) to PEA No. 68.

(39)	Foreign Custody Monitoring Agreement between Registrant and The Northern Trust Company dated July 2, 2001 filed as Exhibit (g)(20) to PEA No. 37.

h) (1)	Transfer Agency Agreement between Registrant and The Northern Trust Company dated April 1, 1994 (“Transfer Agency Agreement”) filed as Exhibit 8(b) to PEA No. 11.

(2)	Addendum No. 1 to the Transfer Agency Agreement dated November 29, 1994 filed as Exhibit 8(c) to PEA No. 11.

(3)	Addendum No. 2 to the Transfer Agency Agreement dated March 29, 1996 filed as Exhibit 8(e) to PEA No. 11.

(4)	Addendum No. 3 to the Transfer Agency Agreement dated August 7, 1996 filed as Exhibit 8(h) to PEA No. 12.

(5)	Addendum No. 4 to the Transfer Agency Agreement dated March 24, 1997 filed as Exhibit 8(m) to PEA No. 16.

(6)	Addendum No. 5 to the Transfer Agency Agreement dated February 12, 1997 filed as Exhibit 8(k) to PEA No. 19.

(7)	Addendum No. 6 to the Transfer Agency Agreement dated November 18, 1997 filed as Exhibit 8(q) to PEA No. 19.

(8)	Addendum No. 7 to the Transfer Agency Agreement dated December 21, 1998 filed as Exhibit (h)(11) to PEA No. 22.

(9)	Addendum No. 8 to the Transfer Agency Agreement dated September 15, 1999 filed as Exhibit (h)(9) to PEA No. 27.

(10)	Addendum No. 9 to the Transfer Agency Agreement dated December 28, 1999 filed as Exhibit (h)(10) to PEA No. 28.

(11)	Addendum No. 10 to the Transfer Agency Agreement dated February 8, 2000 filed as Exhibit (h)(15) to PEA No. 30/31.

(12)	Addendum No. 11 to the Transfer Agency Agreement dated July 31, 2000 filed as Exhibit (h)(13) to PEA No. 34.

(13)	Addendum No. 12 to the Transfer Agency Agreement dated August 1, 2000 filed as Exhibit (h)(15) to PEA No. 35.

(14)	Addendum No. 13 to the Transfer Agency Agreement dated August 1, 2000 filed as Exhibit (h)(16) to PEA No. 35.

(15)	Addendum No. 14 to the Transfer Agency Agreement dated May 17, 2001 filed as Exhibit (h)(15) to PEA No. 36.

(16)	Addendum No. 15 to the Transfer Agency Agreement dated October 30, 2001 filed as Exhibit (h)(16) to PEA No. 38.

(17)	Addendum No. 16 to the Transfer Agency Agreement dated February 14, 2005 filed as Exhibit (h)(17) to PEA No. 42.

(18)	Addendum No. 17 to the Transfer Agency Agreement dated December 5, 2005 filed as Exhibit (h)(18) to PEA No. 45.

(19)	Addendum No. 18 to the Transfer Agency Agreement dated February 17, 2006 filed as Exhibit (h)(19) to PEA No. 46.

(20)	Addendum No. 19 to the Transfer Agency dated February 17, 2006 filed as Exhibit (h)(20) to PEA No. 46.

(21)	Addendum No. 20 to the Transfer Agency Agreement dated May 5, 2006 filed as Exhibit (h)(21) to PEA No. 50.

(22)	Addendum No. 21 to the Transfer Agency Agreement dated May 5, 2006 filed as Exhibit (h)(22) to PEA No. 50.

(23)	Addendum No. 22 to the Transfer Agency Agreement dated February 16, 2007 filed as Exhibit No. (h)(23) to PEA No. 53.

(24)	Addendum No. 23 to the Transfer Agency Agreement dated August 3, 2007 filed as Exhibit (h)(24) to PEA No. 58.

(25)	Addendum No. 24 to the Transfer Agency Agreement dated August 3, 2007 filed as Exhibit (h)(25) to PEA No. 58.

(26)	Addendum No. 25 to the Transfer Agency Agreement dated November 2, 2007 filed as Exhibit (h)(26) to PEA No. 59.

(27)	Addendum No. 26 to the Transfer Agency Agreement dated August 8, 2008 filed as Exhibit (h)(27) to PEA No. 62.

(28)	Addendum No. 27 to the Transfer Agency Agreement dated November 7, 2008 filed as Exhibit (h)(28) to PEA No. 63.

(29)	Addendum No. 28 to the Transfer Agency Agreement dated May 8, 2009 filed as Exhibit (h)(29) to PEA No. 65.

(30)	Addendum No. 29 to the Transfer Agency Agreement dated August 28, 2009 filed as Exhibit (h)(30) to PEA No. 68.

(31)	Amended and Restated Service Plan, adopted as of April 1, 1999 and most recently revised as of September 15, 1999, and Related Agreement filed as Exhibit (h)(11) to PEA No. 27.

(32)	Amended and Restated Service Plan adopted on April 1, 1994 and amended on May 2, 2000 and filed as Exhibit (h)(16) to PEA No. 34 and Related Forms of Servicing Agreement as amended on February 13, 2004 filed as Exhibit (h)(19) to PEA 40.

(33)	Administration Agreement by and between Registrant and Northern Trust Investments, N.A. dated January 1, 2009 (“Administration Agreement”) filed as Exhibit (h)(34) to PEA No. 65.

(34)	Amended and Restated Schedule A to the Administration Agreement dated May 8, 2009 filed as Exhibit (h)(35) to PEA No. 65.

(35)	Amended and Restated Schedule A to the Administration Agreement dated August 28, 2009 filed as Exhibit (h)(35) to PEA No. 68.

(36)	Form of Amended and Restated Schedule C to the Administration Agreement filed as Exhibit (h)(36) to PEA No. 71.

(37)	Plan of Reorganization dated December 14, 2009 by Northern Funds on behalf of its Mid Cap Growth Fund and its Multi-Manager Mid Cap Fund filed as Exhibit (h)(37) to PEA No. 71.

i)	Tax opinion from Drinker Biddle & Reath LLP regarding Plan of Reorganization by Northern Funds, on behalf of its Mid Cap Growth Fund, and Northern Funds, on behalf of its Multi-Manager Mid Cap Fund filed as Exhibit (i) to PEA No. 71.

j)	Consent of Drinker Biddle & Reath LLP is filed herewith.

k)	None.

l) (1)	Purchase Agreement between Registrant and The Northern Trust Company dated March 31, 1994 filed as Exhibit 13(a) to PEA No. 11.

(2)	Purchase Agreement between Registrant and Miriam M. Allison dated March 14, 1994 filed as Exhibit 13(b) to PEA No. 11.

(3)	Purchase Agreement between Registrant and Miriam M. Allison dated March 31, 1998 for shares of the Mid Cap Growth Fund filed as Exhibit (l)(3) to PEA No. 22.

(4)	Purchase Agreement between Registrant and Miriam M. Allison dated December 31, 1998 for shares of the High Yield Fixed Income Fund filed as Exhibit (l)(4) to PEA No. 22.

(5)	Purchase Agreement between Registrant and Miriam M. Allison dated December 31, 1998 for shares of the High Yield Municipal Fund filed as Exhibit (l)(5) to PEA No. 22.

(6)	Purchase Agreement between Registrant and Miriam M. Allison dated September 3, 1999 for shares of the Small Cap Index Fund filed as Exhibit (l)(6) to PEA No. 27.

(7)	Purchase Agreement between Registrant and The Northern Trust Company dated September 3, 1999 for shares of the Income Equity Fund, Stock Index Fund, Growth Equity Fund, Technology Fund, International Growth Equity Fund and Small Cap Index Fund filed as Exhibit (l)(7) to PEA No. 27.

(8)	Purchase Agreement between Registrant and Martin C. Gawne dated September 30, 1999 for shares of the Small Cap Growth Fund filed as Exhibit (l)(8) to PEA No. 27.

(9)	Purchase Agreement between Registrant and Martin C. Gawne dated September 30, 1999 for shares of the Short-Intermediate U.S. Government Fund filed as Exhibit (l)(9) to PEA No. 27.

(10)	Purchase Agreement between Registrant and Martin C. Gawne dated September 30, 1999 for shares of the California Intermediate Tax-Exempt Fund filed as Exhibit (l)(10) to PEA No. 27.

(11)	Purchase Agreement between Registrant and Martin C. Gawne dated September 30, 1999 for shares of the Arizona Tax-Exempt Fund filed as Exhibit (l)(11) to PEA No. 27.

(12)	Purchase Agreement between Registrant and The Northern Trust Company dated October 1, 1999 for shares of the U.S. Government Fund, Intermediate Tax-Exempt Fund, Fixed Income Fund, Tax-Exempt Fund, California Tax-Exempt Fund, International Fixed Income Fund, Arizona Tax-Exempt Fund, California Intermediate Tax-Exempt Fund and Short-Intermediate U.S. Government Fund filed as Exhibit (l)(12) to PEA No. 27.

(13)	Purchase Agreement between Registrant and The Northern Trust Company dated February 14, 2000 for shares of the MarketPower Fund filed as Exhibit (l)(13) to PEA No. 30/31.

(14)	Purchase Agreement between Registrant and Brian R. Curran dated May 8, 2000 for shares of the Global Communications Fund filed as Exhibit (l)(14) to PEA No. 30/31.

(15)	Purchase Agreement between Registrant and The Northern Trust Company dated February 14, 2000 for shares of the Tax-Exempt Money Market Fund filed as Exhibit (l)(15) to PEA No. 30/31.

(16)	Purchase Agreement between Registrant and Brian R. Curran for shares of the Large Cap Value Fund dated August 2, 2000 filed as Exhibit (l)(1) to PEA No. 35.

(17)	Purchase Agreement between Registrant and Brian R. Curran for shares of the Growth Opportunities Fund dated September 22, 2000 filed as Exhibit (l)(2) to PEA No. 35.

(18)	Purchase Agreement between Registrant and Brian R. Curran for shares of the Value Fund dated May 29, 2001 filed as Exhibit (l)(18) to PEA No. 38.

(19)	Purchase Agreement between Registrant and Eric K. Schweitzer for shares of the Mid Cap Index Fund dated February 14, 2005 filed as Exhibit (l)(19) to PEA No. 42.

(20)	Purchase Agreement between Registrant and Eric K. Schweitzer for shares of the International Equity Index Fund dated February 14, 2005 filed as Exhibit (l)(20) to PEA No. 42.

(21)	Purchase Agreement between Registrant and Eric K. Schweitzer for shares of the Enhanced Large Cap Fund dated December 5, 2005 filed as Exhibit (l)(21) to PEA No. 45.

(22)	Purchase Agreement between Registrant and Eric K. Schweitzer for shares of the Emerging Markets Equity Fund dated February 17, 2006 filed as Exhibit (l)(22) to PEA No. 46.

(23)	Purchase Agreement between Registrant and Eric K. Schweitzer for shares of the Multi-Manager Mid Cap Fund, Multi-Manager Small Cap Fund, and Multi-Manager International Equity Fund dated May 5, 2006 filed as Exhibit (l)(23) to PEA No. 50.

(24)	Purchase Agreement between Registrant and Eric K. Schweitzer for shares of the Global Real Estate Index Fund dated May 5, 2006 filed as Exhibit (l)(24) to PEA No. 50.

(25)	Purchase Agreement between Registrant and Eric K. Schweitzer for shares of the Bond Index Fund dated February 16, 2007 filed as Exhibit (l)(25) to PEA No. 53.

(26)	Purchase Agreement between Registrant and Eric K. Schweitzer for shares of the Multi-Manager Large Cap Fund dated August 3, 2007 filed as Exhibit (l)(26) to PEA No. 58.

(27)	Purchase Agreement between Registrant and Eric K. Schweitzer for shares of the Short-Intermediate Tax-Exempt Fund dated August 3, 2007 filed as Exhibit (l)(27) to PEA No. 58.

(28)	Purchase Agreement between Registrant and Eric K. Schweitzer for shares of the Global Sustainability Index Fund dated November 2, 2007 filed as Exhibit (l)(28) to PEA No. 59.

(29)	Purchase Agreement between Registrant and Eric K. Schweitzer for shares of the Developed International Small Cap Index Fund dated August 8, 2008 filed as Exhibit (l)(29) to PEA No. 62.

(30)	Purchase Agreement between Registrant and Eric K. Schweitzer for shares of the Multi-Manager Emerging Markets Equity Fund dated November 17, 2008 filed as Exhibit (l)(30) to PEA No. 63.

(31)	Purchase Agreement between Registrant and Eric K. Schweitzer for shares of the Multi-Manager Global Real Estate Fund dated November 17, 2008 filed as Exhibit (l)(31) to PEA No. 63.

(32)	Purchase Agreement between Registrant and Eric K. Schweitzer for shares of the Ultra-Short Fixed Income Fund dated May 8, 2009 filed as Exhibit (l)(32) to PEA No. 65.

(33)	Purchase Agreement between Registrant and Eric K. Schweitzer for shares of the Tax-Advantaged Ultra-Short Fixed Income Fund dated May 8, 2009 filed as Exhibit (l)(33) to PEA No. 65.

(34)	Purchase Agreement between Registrant and Eric K. Schweitzer for shares of the Multi-Manager High Yield Opportunity Fund dated August 29, 2009 filed as Exhibit (l)(34) to PEA No. 68.

m) (1)	Amended and Restated Distribution and Service Plan, adopted April 1, 1994 and most recently revised as of September 15, 1999, and Related Agreement filed as Exhibit (m) to PEA No. 27.

(2)	Amended and Restated Distribution and Service Plan, adopted April 1, 1994 and most recently revised as of May 2, 2000 and related Agreement filed as Exhibit (m) to PEA No. 34.

n)	None.

o)	None.

p) (1)	Amended Code of Ethics of the Trust revised on February 19, 2009 filed as Exhibit (p)(1) to PEA No. 65.

(2)	Amended Code of Ethics of Northern Trust Investments, N.A. dated February 1, 2010 filed as Exhibit (p)(2) to PEA No. 71.

(3)	The Code of Ethics of Northern Trust Global Investments Limited adopted on September 13, 2006 filed as Exhibit (p)(5) to Post Effective Amendment No. 52 to Registrant’s Registration Statement on Form N-1A, filed on December 6, 2006 (Accession No. 0000950137-06-013309)(“PEA No. 52”).

(4)	Code of Ethics of Northern Trust Company of Connecticut, adopted September 17, 2009 is filed as Exhibit (p)(5) to PEA No. 69.

(5)	Code of Ethics of Metropolitan West Capital Management, LLC amended as of March 1, 2007 filed as Exhibit (p)(12) to PEA No. 53.

(6)	Code of Ethics of William Blair Funds and William Blair & Company, L.L.C.’s Investment Management Department, as amended May 9, 2007 filed as Exhibit (p)(6) to PEA No. 66.

(7)	Code of Ethics of EII Realty Securities Inc., dated July 27, 2007 filed as Exhibit (p)(26) to PEA No. 64.

(8)	Code of Ethics and Personal Trading Policy of Geneva Capital Management Ltd., adopted September 20, 2004, as revised November 30, 2007 filed as Exhibit (p)(9) to PEA No. 66.

(9)	Code of Ethics of TCW, as amended March 31, 2008 filed as Exhibit (p)(21) to PEA No. 60.

(10)	Amendment No. 1 to Code of Ethics of TCW, effective February 17, 2009 filed as Exhibit (p)(11) to PEA No. 66.

(11)	Code of Ethics of Nuveen Investments, Inc., including NWQ Investment Management Company, LLC and Tradewinds Global Investors, LLC, dated February 1, 2005, as amended through May 29, 2008 filed as Exhibit (p)(12) to PEA No. 66.

(12)	Code of Ethics of Copper Rock Capital Partners, LLC, as amended June 30, 2008 filed as Exhibit (p)(16) to PEA No. 60.

(13)	Code of Ethics of Delaware Investments, as amended August 20, 2008 filed as Exhibit (p)(14) to PEA No. 66.

(14)	Code of Ethics of Cohen & Steers Inc., dated September 2008 filed as Exhibit (p)(25) to PEA No. 64.

(15)	Code of Ethics of Marsico Capital Management, LLC, effective October 1, 2004, as amended through September 1, 2008 filed as Exhibit (p)(16) to PEA No. 66.

(16)	Code of Ethics of Axiom International Investors, LLC, dated October 22, 2008 filed as Exhibit (p)(22) to PEA No. 64.

(17)	Code of Ethics of Westwood Global Investments, LLC, dated November 14, 2008 filed as Exhibit (p)(24) to PEA No. 64.

(18)	Code of Ethics of Altrinsic Global Advisors, LLC, adopted November 1, 2004, as amended through December 1, 2008 filed as Exhibit (p)(19) to PEA No. 66.

(19)	Code of Ethics of PanAgora Asset Management, Inc., dated December 5, 2008 filed as Exhibit (p)(23) to PEA No. 64.

(20)	Code of Ethics, Policy on Insider Trading and Personal Trading Policy of Jennison Associates LLC, as amended December 31, 2008 filed as Exhibit (p)(21) to PEA No. 66.

(21)	Code of Ethics of ING Clarion Real Estate Securities, LP, revised December 31, 2008 filed as Exhibit (p)(27) to PEA No. 64.

(22)	Code of Ethics and Personal Trading Policy of LSV Asset Management amended as of February 19, 2009 filed as Exhibit (p)(23) to PEA No. 66.

(23)	Code of Ethics of UBS Global Asset Management – Americas, as amended June 25, 2009 filed as Exhibit (p)(24) to PEA No. 66.

(24)	Code of Ethics of Systematic Financial Management, L.P., effective July 1, 2009 filed as Exhibit (p)(25) to PEA No. 66.

(25)	Code of Ethics of Loomis, Sayles & Company, L.P., effective January 14, 2000, as amended through February 10, 2009 filed as Exhibit (p)(26) to PEA No. 68.

(26)	Code of Ethics of Stone Harbor Investment Partners LP, dated August 2007 filed as Exhibit (p)(27) to PEA No. 68.

(27)	Code of Ethics of Riverbridge Partners LLC dated September 1, 2004 is filed herewith.

(28)	Code of Ethics of Trilogy Global Advisors, LLC is filed herewith.

(29)	Code of Ethics of Denver Investment Advisors LLC is filed herewith.

(30)	Code of Ethics of Hotchkis and Wiley Capital Management, LLC is filed herewith.

*	Portions of this exhibit have been omitted pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission.

ITEM 29.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT

Registrant is controlled by its Board of Trustees. The Multi-Manager Funds are controlled by the Multi-Manager Funds Board of Trustees.

ITEM 30.	INDEMNIFICATION

Section 3 of Article IV of the Registrant’s Agreement and Declaration of Trust dated February 7, 2000, as amended, provides for indemnification of the Registrant’s officers and Trustees under certain circumstances. A copy of such Agreement and Declaration of Trust was filed as Exhibit (a)(19) to Post-Effective Amendment No. 30/31 to Registrant’s Registration Statement on Form N-1A and is incorporated herein by reference.

Paragraph 7 of each Investment Advisory and Ancillary Services Agreement between the Registrant and the investment advisers (together, the “Adviser”) provides for indemnification of the Adviser or, in lieu thereof, contribution by Registrant, in connection with certain claims and liabilities to which the Adviser may be subject. Copies of the Investment Advisory and Ancillary Services Agreements were filed as Exhibits (d)(19) and (d)(24) to Post-Effective Amendment Nos. 49 and 59, respectively, to Registrant’s Registration Statements on Form N-1A and are incorporated herein by reference.

Article 10 of the Administration Agreement dated January 1, 2009 among the Registrant and Northern Trust Investments, N.A. provides that the Registrant will indemnify Northern Trust Investments, N.A. (the “Administrator”) against all claims except those resulting from the willful misfeasance, bad faith, negligence or reckless disregard of the Administrator, or the Administrator’s breach of confidentiality. A copy of the Administration Agreement was filed as Exhibit (h)(34) to Post-Effective Amendment No. 65 to Registrant’s Registration Statement on Form N-1A and is incorporated herein by reference.

Paragraph 3 of the Distribution Agreement dated March 31, 2009 between the Registrant and Northern Funds Distributors, LLC (“NFD”) provides that the Registrant will indemnify NFD against certain liabilities relating to untrue statements or omissions of material fact except those resulting from the reliance on information furnished to the Registrant by NFD, or those resulting from the willful misfeasance, bad faith or negligence of NFD, or NFD’s breach of confidentiality. Paragraph 3 of the Distribution Agreement also provides that NFD will indemnify the Trustees and officers of the Registrant against certain liabilities relating to untrue statements or omissions of material fact resulting from the reliance on information furnished to the Registrant by NFD, and those liabilities resulting from NFD’s willful misfeasance, bad faith, negligence or reckless disregard of its duties and obligations under the Distribution Agreement, or NFD’s breach of its confidentiality obligations under the Distribution Agreement. A copy of the Distribution Agreement was filed as Exhibit (e)(1) to Post-Effective Amendment No. 71 to Registrant’s Registration Statement on Form N-1A and is incorporated herein by reference.

A mutual fund trustee and officer liability policy purchased by the Registrant insures the Registrant and its Trustees and officers, subject to the policy’s coverage limits and exclusions and varying deductibles, against loss resulting from claims by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

ITEM 31.	BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

Northern Trust Investments, N.A. (“NTI”) and Northern Trust Global Investments Limited (“NTGIL”), each a subsidiary of The Northern Trust Company (“TNTC”), an Illinois state chartered bank, serve as the co-investment advisers of the Global Fixed Income Fund. The Northern Trust Company of Connecticut (“NTCC”) and NTI serve as co-investment advisers of the Multi-Manager Emerging Markets Equity Fund, Multi-Manager Global Real Estate Fund, Multi-Manager High Yield Opportunity Fund, Multi-Manager International Equity Fund, Multi-Manager Large Cap Fund and Multi-Manager Small Cap Fund (together, the “Multi-Manager Funds”). NTI serves as the investment adviser of each of the other Funds of the Trust. NTI, NTGIL and NTCC are each referred to as “Investment Adviser.” TNTC is a principal subsidiary of Northern Trust Corporation, a company that is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended. NTI is located at 50 South LaSalle Street, Chicago, Illinois 60603, NTGIL is located at 50 Bank Street, Canary Wharf, London, E14 5NT, United Kingdom, and NTCC is located at 300 Atlantic Street, Stamford, Connecticut, 06901. Unless otherwise indicated, NTI, NTGIL, NTCC and TNTC are referred to collectively as “Northern Trust.”

Set forth below is a list of officers and directors of NTI, NTGIL, NTCC and the Sub-Advisers of the Multi-Manager Funds, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years. Most officers and directors of NTI hold comparable positions with TNTC (other than as director), as indicated below, and certain other officers of NTI hold comparable positions with Northern Trust Bank, N.A., a wholly-owned subsidiary of Northern Trust Corporation. The tables below were provided to the Registrant by the Investment Advisers and Sub-Advisers for inclusion in this Registration Statement.

Name and Position with Investment Adviser (NTI)	Name of Other Company	Position with Other Company

Abdul Karim, Walid T. Vice President	The Northern Trust Company	Vice President

Adams, Bradford S. Senior Vice President	The Northern Trust Company	Senior Vice President

Aitcheson, James A. Senior Vice President	The Northern Trust Company	Senior Vice President

Alongi, David M. Vice President	The Northern Trust Company	Vice President

Anast, Angela H. Vice President	The Northern Trust Company	Vice President

Name and Position with Investment Adviser (NTI)	Name of Other Company	Position with Other Company

Antonacci, Jeffrey M. Senior Vice President	The Northern Trust Company	Senior Vice President

Atkins, Stephen G. Vice President	The Northern Trust Company	Vice President

Ayres, Scott R. Vice President	The Northern Trust Company	Vice President

Azar, Frederick A. Vice President	The Northern Trust Company	Vice President

Baldwin, Florette L. Vice President	The Northern Trust Company	Vice President

Balon, Jr., Richard E. Senior Vice President	The Northern Trust Company	Senior Vice President

Bandar, Walid S. Vice President	The Northern Trust Company	Vice President

Baras, Ellen G. Vice President	The Northern Trust Company	Vice President

Baron, Tracy L. Vice President	The Northern Trust Company	Vice President

Barr, Andrea C. Vice President	The Northern Trust Company	Vice President

Bartczyszyn, Michael S. Vice President	The Northern Trust Company	Vice President

Baskin, Jeremy M. Senior Vice President	The Northern Trust Company	Senior Vice President

Basso, Belinda M. Vice President	The Northern Trust Company	Vice President

Beckman, Carl P. Senior Vice President & Treasurer	The Northern Trust Company	Senior Vice President

Name and Position with Investment Adviser (NTI)	Name of Other Company	Position with Other Company

Behar, Gregory S. Vice President	The Northern Trust Company	Vice President

Benson, Jacquelyn M. Vice President	The Northern Trust Company	Vice President

Bergson, Robert H. Senior Vice President	The Northern Trust Company	Senior Vice President

Bieber, Christopher Vice President	The Northern Trust Company	Vice President

Blair, Timothy P. Vice President	The Northern Trust Company	Vice President

Bleecker, Ali K. Senior Vice President	The Northern Trust Company	Senior Vice President

Boeckmann, Eric Vonn Senior Vice President	The Northern Trust Company	Senior Vice President

Bohlin, Andrew P. Vice President	The Northern Trust Company	Vice President

Briggs, Julia Bristow Senior Vice President	The Northern Trust Company	Senior Vice President

Browne, Kieran Senior Vice President	The Northern Trust Company	Senior Vice President

Browne, Robert P. Executive Vice President, Director and CIO	The Northern Trust Company	Executive Vice President

Buerckholtz, Elizabeth J. Senior Vice President	The Northern Trust Company	Senior Vice President

Bukoll, Martin B. Senior Vice President	The Northern Trust Company	Senior Vice President

Burgul, Cevdet Sertan Vice President	The Northern Trust Company	Vice President

Name and Position with Investment Adviser (NTI)	Name of Other Company	Position with Other Company

Bursua, Brian M. Vice President	The Northern Trust Company	Vice President

Carberry, Craig R. Secretary	The Northern Trust Company	Senior Attorney

Carlson, Christopher W. Senior Vice President	The Northern Trust Company	Senior Vice President

Carlson, Mark D. Senior Vice President	The Northern Trust Company	Senior Vice President

Carlson, Robert A. Vice President	The Northern Trust Company	Vice President

Carriere, Lisa R. Vice President	The Northern Trust Company	Vice President

Carroll, Keith D. Vice President	The Northern Trust Company	Vice President

Chico, Michael R. Vice President	The Northern Trust Company	Vice President

Clark, Richard L. Senior Vice President	The Northern Trust Company	Senior Vice President

Cohodes, Jeffrey D. Executive Vice President, Director and Chief Operating Officer	The Northern Trust Company	Executive Vice President

Connellan, Kevin Anthony Senior Vice President	The Northern Trust Company	Senior Vice President

Costello, Joseph H. Vice President	The Northern Trust Company	Vice President

Cousins, Stephen J. Senior Vice President	The Northern Trust Company	Senior Vice President

Cristello, John P. Vice President	The Northern Trust Company	Vice President

Name and Position with Investment Adviser (NTI)	Name of Other Company	Position with Other Company

Cubeles, Alain Senior Vice President	The Northern Trust Company	Senior Vice President

Czochara, Susan C. Vice President	The Northern Trust Company	Vice President

D’Arienzo, Louis R. Vice President	Northern Trust Bank, N.A.	Vice President

Danaher, James Vice President	The Northern Trust Company	Vice President

Dehnert, Melissa Ann Vice President	The Northern Trust Company	Vice President

Dekhayser, Jordan D. Vice President	The Northern Trust Company	Vice President

Delaney, Michael J. Vice President	The Northern Trust Company	Vice President

Dennehy II, William Vice President	The Northern Trust Company	Vice President

Dering, Michael C. Vice President	The Northern Trust Company	Vice President

DeSantis, Philip S. Vice President	The Northern Trust Company	Vice President

Detroy, Timothy J. Vice President	The Northern Trust Company	Vice President

Diehl, Jr., Joseph R. Senior Vice President	The Northern Trust Company	Senior Vice President

Domb, Anna Dvinsky Vice President	The Northern Trust Company	Vice President

Dorsey, Jennifer Ann Vice President	The Northern Trust Company	Vice President

Name and Position with Investment Adviser (NTI)	Name of Other Company	Position with Other Company

Doucette, Mary S. Senior Vice President	The Northern Trust Company	Senior Vice President

Doyle, Michael T. Vice President	The Northern Trust Company	Vice President

Driscoll, Peter John Vice President	The Northern Trust Company	Vice President

Drucker, Michael J. Vice President	The Northern Trust Company	Vice President

Duvall, Margret Eva Senior Vice President	The Northern Trust Company	Senior Vice President

Dwyer, Patrick E. Vice President	The Northern Trust Company	Vice President

Ebel, Christopher John Vice President	The Northern Trust Company	Vice President

Egizio, Michael P. Vice President	The Northern Trust Company	Vice President

Everett, Steven R. Senior Vice President	The Northern Trust Company	Senior Vice President

Ferguson, Jr., John Allen Vice President	The Northern Trust Company	Vice President

Flinn, John E. Vice President	The Northern Trust Company	Vice President

Flood, Peter J. Senior Vice President	The Northern Trust Company	Senior Vice President

Flowers, Joseph J. Vice President	The Northern Trust Company	Vice President

Flynn, Mary Ann Vice President	The Northern Trust Company	Vice President

Name and Position with Investment Adviser (NTI)	Name of Other Company	Position with Other Company

Franklin, Carolyn D. Vice President	The Northern Trust Company	Vice President

Freitag, Lee R. Vice President	The Northern Trust Company	Vice President

Fronk, Christopher A. Senior Vice President	The Northern Trust Company	Senior Vice President

Frost, Mark Fitzgerald Vice President	The Northern Trust Company	Vice President

Geisler, Maria Vice President	The Northern Trust Company	Vice President

Gellen, Sophia S. Vice President	The Northern Trust Company	Vice President

Geller, Stephanie L. Senior Vice President	The Northern Trust Company	Senior Vice President

Geraghty, Kim Marie Vice President	The Northern Trust Company	Former Vice President

Gossett, Mark C. Director, Executive Vice President & COO	The Northern Trust Company	Senior Vice President

Gould, Betty C. Vice President	The Northern Trust Company	Vice President

Gregg, Laura Jean Vice President	The Northern Trust Company	Vice President

Griffin, Michelle D. Senior Vice President	The Northern Trust Company	Senior Vice President

Halter, Ann M. Senior Vice President	The Northern Trust Company	Senior Vice President

Hammer, Alice S. Vice President	The Northern Trust Company	Vice President

Name and Position with Investment Adviser (NTI)	Name of Other Company	Position with Other Company

Hare, William A. Vice President	The Northern Trust Company	Vice President

Harrell, Alec Vice President	The Northern Trust Company	Vice President

Harris, Nora J. Vice President	The Northern Trust Company	Vice President

Hausken, Philip Dale Senior Vice President	The Northern Trust Company	Senior Vice President

Hawkins, Sheri Barker Senior Vice President	The Northern Trust Company	Senior Vice President

Hecimovich, Sandra M. Vice President	The Northern Trust Company	Vice President

Heckler, Jennifer A. Vice President	The Northern Trust Company	Vice President

Heppell, Robert G. Senior Vice President	The Northern Trust Company	Senior Vice President

Hersted, Jillian R. Vice President	The Northern Trust Company	Vice President

Hest, Stefanie Jaron Vice President	The Northern Trust Company	Vice President

Hickman, Joanne Senior Vice President	The Northern Trust Company	Senior Vice President

Hill, Susan Senior Vice President	The Northern Trust Company	Senior Vice President

Hockley, Jackson L. Senior Vice President	The Northern Trust Company	Senior Vice President

Holland, Jean-Pierre Vice President	The Northern Trust Company	Vice President

Name and Position with Investment Adviser (NTI)	Name of Other Company	Position with Other Company

Honold, Christopher M. Vice President	The Northern Trust Company	Vice President

Horton, J. Duncan Vice President	The Northern Trust Company	Vice President

Howe, Luke J. Senior Vice President	The Northern Trust Company	Senior Vice President

Hudson, Ylondia M. Vice President	The Northern Trust Company	Vice President

Hurley, William F. Vice President	The Northern Trust Company	Vice President

Hyatt, William E. Vice President	The Northern Trust Company	Vice President

Hynes, Daniel T. Vice President	The Northern Trust Company	Vice President

Inzunza, Richard J. Vice President	The Northern Trust Company	Vice President

Iwanicki, John W. Senior Vice President	The Northern Trust Company	Senior Vice President

Jackson, John Vice President	The Northern Trust Company	Vice President

Jackson, Tamara L. Senior Vice President	The Northern Trust Company	Senior Vice President

Jacobs, Peter M. Senior Vice President	The Northern Trust Company	Senior Vice President

Jaeger, Christopher J. Vice President	The Northern Trust Company	Vice President

Jampani, Madhavi Choudary Vice President	The Northern Trust Company	Vice President

Name and Position with Investment Adviser (NTI)	Name of Other Company	Position with Other Company

Jenkins, John Scott Vice President	The Northern Trust Company	Vice President

Johnson, Amy L. Vice President	The Northern Trust Company	Vice President

Johnston, Barbara M. Vice President	The Northern Trust Company	Vice President

Johnston, Lucia A. Vice President	The Northern Trust Company	Vice President

Jorgensen, Joseph H. Vice President	The Northern Trust Company	Vice President

Joves, Evangeline Mendoza Vice President	The Northern Trust Company	Vice President

Kalp, Kathleen Senior Vice President	The Northern Trust Company	Senior Vice President

Kane, James P. Senior Vice President	The Northern Trust Company	Senior Vice President

Kanter, Ann F. Senior Vice President	The Northern Trust Company	Senior Vice President

Katz, Evan S. Vice President	The Northern Trust Company	Vice President

Katz, Naomi E. Vice President	The Northern Trust Company	Vice President

Kay, Kendall Lee Senior Vice President	The Northern Trust Company	Senior Vice President

Kazaz, Tayfun Vice President	The Northern Trust Company	Vice President

Kenzer, David T. Vice President	The Northern Trust Company	Vice President

Name and Position with Investment Adviser (NTI)	Name of Other Company	Position with Other Company

King III, Archibald E. Senior Vice President	The Northern Trust Company	Senior Vice President

Koch, Deborah L. Vice President	The Northern Trust Company	Vice President

Konstantos, John A. Vice President	The Northern Trust Company	Vice President

Korytowski, Donald H. Vice President	The Northern Trust Company	Vice President

Kotsogiannis, Nikolas Vice President	The Northern Trust Company	Vice President

Kovacs, Michael R. Vice President	The Northern Trust Company	Vice President

Krauter, Michael L. Vice President	The Northern Trust Company	Vice President

Kresnicka, Kevin R. Vice President	The Northern Trust Company	Vice President

Krieg, John L. Senior Vice President	The Northern Trust Company	Senior Vice President

LaBelle, John C. Vice President	The Northern Trust Company	Vice President

Latella, Regina J. Vice President	The Northern Trust Company	Vice President

Leahey, Jodie Terese Vice President	The Northern Trust Company	Vice President

Ledford, Diana L. Vice President	The Northern Trust Company	Vice President

Letts, Heather M. Vice President	The Northern Trust Company	Vice President

Name and Position with Investment Adviser (NTI)	Name of Other Company	Position with Other Company

Lico, Dennis Vice President	The Northern Trust Company	Vice President

Loftus, Julie M. Vice President	The Northern Trust Company	Vice President

Logan, Lyle Director & Executive Vice President	The Northern Trust Company	Executive Vice President

Ludwig, Jeanne M. Vice President	The Northern Trust Company	Vice President

Lukic, Mary Vice President	The Northern Trust Company	Vice President

Lupi, Lisa Ann Vice President	The Northern Trust Company	Vice President

Lyne, Cary J. Senior Vice President	The Northern Trust Company	Senior Vice President

Lyons, William A. Vice President	The Northern Trust Company	Vice President

Maris, George P. Senior Vice President	The Northern Trust Company	Senior Vice President

Mastuantuono, Deborah A. Senior Vice President	The Northern Trust Company	Senior Vice President

Matteucci, Peter L. Vice President	The Northern Trust Company	Vice President

McCart, Mary Jane Senior Vice President	The Northern Trust Company	Senior Vice President

McDonald, James D. Senior Vice President	The Northern Trust Company	Senior Vice President

McDougal, Lisa M. Vice President	The Northern Trust Company	Vice President

Name and Position with Investment Adviser (NTI)	Name of Other Company	Position with Other Company

McEldowney, Douglas J. Senior Vice President	The Northern Trust Company	Senior Vice President

McGregor, Timothy T. Senior Vice President	The Northern Trust Company	Senior Vice President

Mecca, Melinda S. Senior Vice President	The Northern Trust Company	Senior Vice President

Mehta, Ashish R. Vice President	The Northern Trust Company	Vice President

Merrit, Hollis E. Vice President	The Northern Trust Company	Vice President

Meservey, Marilyn J. Vice President & Assistant Treasurer	The Northern Trust Company	Vice President

Mirante, John P. Vice President	The Northern Trust Company	Vice President

Mitchell, James L. Senior Vice President	The Northern Trust Company	Senior Vice President

Muench, Scott O. Senior Vice President	The Northern Trust Company	Senior Vice President

Murphy, Shaun D. Senior Vice President	The Northern Trust Company	Senior Vice President

Nass, Curtis A. Vice President	The Northern Trust Company	Vice President

Nellans, Charles J. Vice President	The Northern Trust Company	Vice President

Nelson, Daniel J. Vice President	The Northern Trust Company	Vice President

Newman, Greg Vice President	The Northern Trust Company	Vice President

Name and Position with Investment Adviser (NTI)	Name of Other Company	Position with Other Company

Nickey III, William M. Vice President	The Northern Trust Company	Vice President

Nielson, Lisa M. Vice President	The Northern Trust Company	Vice President

Northfell, Catherine J. Senior Vice President	The Northern Trust Company	Senior Vice President

O’Brien, Thomas E. Vice President	The Northern Trust Company	Vice President

O’Connor, Eileen M. Vice President	The Northern Trust Company	Vice President

O’Connor, Michael P. Vice President	The Northern Trust Company	Vice President

O’Rourke, Kevin P. Vice President	The Northern Trust Company	Vice President

Ortega, Leigh Ann Vice President	The Northern Trust Company	Vice President

O’Shaughnessy, Kevin J. Vice President	The Northern Trust Company	Vice President

Padilla, Francis R. G. Vice President	The Northern Trust Company	Vice President

Pedersen, Brad T. Vice President	The Northern Trust Company	Vice President

Peron, Matthew Senior Vice President	The Northern Trust Company	Senior Vice President

Personette, Daniel J. Vice President	The Northern Trust Company	Vice President

Peters, Michael J. Vice President	The Northern Trust Company	Vice President

Name and Position with Investment Adviser (NTI)	Name of Other Company	Position with Other Company

Pincus, Jonathan S. Vice President	The Northern Trust Company	Vice President

Pollak, Donald R. Senior Vice President	The Northern Trust Company	Senior Vice President

Potter, Ofelia M. Senior Vice President	The Northern Trust Company	Senior Vice President

Potter, Stephen N. Chairman, President and Chief Executive Officer	The Northern Trust Company	Executive Vice President

Pries, Katie D. Senior Vice President	The Northern Trust Company	Senior Vice President

Provanzana, Beth Marie Senior Vice President	The Northern Trust Company	Senior Vice President

Quinn, Patrick D. Vice President	The Northern Trust Company	Vice President

Rakowski, Andrew F. Vice President	The Northern Trust Company	Vice President

Rakvin, Chad M. Senior Vice President	The Northern Trust Company	Senior Vice President

Reeder, Brent D. Senior Vice President	The Northern Trust Company	Senior Vice President

Reller, Jacqueline R. Vice President	The Northern Trust Company	Vice President

Renaud, Donna Lee Senior Vice President	The Northern Trust Company	Senior Vice President

Richardson, Kristina Anne Senior Vice President	The Northern Trust Company	Senior Vice President

Robertson, Alan W. Director	The Northern Trust Company	Senior Vice President

Name and Position with Investment Adviser (NTI)	Name of Other Company	Position with Other Company

Robertson, Colin A. Senior Vice President	The Northern Trust Company	Senior Vice President

Rocha, Heather Parkes Vice President	The Northern Trust Company	Vice President

Roncoroni, Jaime Lauren Vice President	The Northern Trust Company	Vice President

Runquist, Lori Rae Senior Vice President	The Northern Trust Company	Senior Vice President

Ryan, John D. Vice President	The Northern Trust Company	Vice President

Ryer, Alexander D. Vice President	The Northern Trust Company	Vice President

St. Clair, Joyce Director	The Northern Trust Company	Executive Vice President

Sampson, Jeffrey David Vice President	The Northern Trust Company	Vice President

Santiccioli, Steven J. Vice President	The Northern Trust Company	Vice President

Schweitzer, Eric K. Senior Vice President	The Northern Trust Company	Senior Vice President

Sclafani, Guy J. Vice President	The Northern Trust Company	Vice President

Severs, Matthew C. Vice President	The Northern Trust Company	Vice President

Sewell, Vernessa Vice President	The Northern Trust Company	Vice President

Shapley, Brian J. Vice President	The Northern Trust Company	Vice President

Name and Position with Investment Adviser (NTI)	Name of Other Company	Position with Other Company

Shi, Xu Vice President	The Northern Trust Company	Vice President

Shipley, Christopher D. Vice President	The Northern Trust Company	Vice President

Sodergren, Mark C. Vice President	The Northern Trust Company	Vice President

Spartz, Carol J. Vice President	The Northern Trust Company	Vice President

Staff, Maggie R. Vice President	The Northern Trust Company	Vice President

Stewart, Allison Walpole Vice President	The Northern Trust Company	Vice President

Stoeber, Kurt S. Vice President	The Northern Trust Company	Vice President

Stolfi, James R. Vice President	The Northern Trust Company	Vice President

Stournaras, Peter C. Senior Vice President	The Northern Trust Company	Senior Vice President

Sullivan, Carol H. Senior Vice President	The Northern Trust Company	Senior Vice President

Sullivan, Catherine M. Senior Vice President	The Northern Trust Company	Senior Vice President

Sullivan, Kevin P. Senior Vice President	The Northern Trust Company	Senior Vice President

Szaflik, Carolyn B. Senior Vice President	The Northern Trust Company	Senior Vice President

Szostak II, Jon E. Vice President	The Northern Trust Company	Vice President

Name and Position with Investment Adviser (NTI)	Name of Other Company	Position with Other Company

Szymanek, Frank D. Senior Vice President	The Northern Trust Company	Senior Vice President

Taylor, James C. Vice President	Northern Trust Securities, Inc.	Vice President

Thomas, Wanda Williams Vice President	The Northern Trust Company	Vice President

Thompson, Jane W. Senior Vice President	The Northern Trust Company	Senior Vice President

Trafford, Edward Vice President	The Northern Trust Company	Vice President

Trethaway, Jennifer Kamp Senior Vice President	The Northern Trust Company	Executive Vice President

Tungol, John Vice President	The Northern Trust Company	Vice President

Turner, Betsy Licht Senior Vice President	The Northern Trust Company	Senior Vice President

Tushman, Matthew R. Senior Vice President	The Northern Trust Company	Senior Vice President

Unger, David J. Vice President	The Northern Trust Company	Vice President

Van Alstyne, Christopher W. Senior Vice President	The Northern Trust Company	Senior Vice President

Varchetto, Brett A. Vice President	The Northern Trust Company	Vice President

Vardas, Michael A. Director	The Northern Trust Company	Senior Vice President

Vigsnes II, Richard Allan Senior Vice President	The Northern Trust Company	Senior Vice President

Name and Position with Investment Adviser (NTI)	Name of Other Company	Position with Other Company

Vinje, Jens A. Vice President	The Northern Trust Company	Vice President

Wagner, Christopher M. Vice President	The Northern Trust Company	Vice President

Warland, Jeff M. Senior Vice President	The Northern Trust Company	Senior Vice President

Warner, Scott B. Vice President	The Northern Trust Company	Vice President

Wennlund, Lloyd A. Director and Executive Vice President	The Northern Trust Company Northern Trust Securities, Inc.	Executive Vice President President

Wilkins, Anthony E. Senior Vice President	The Northern Trust Company	Senior Vice President

Williams, II, Gregory L. Vice President	The Northern Trust Company	Vice President

Williams, Thomas C. Vice President	The Northern Trust Company	Vice President

Winters, Marie C. Vice President	The Northern Trust Company	Vice President

Wolfe, Joseph E. Vice President	The Northern Trust Company	Vice President

Wright, Mary Kay Vice President	The Northern Trust Company	Vice President

Yang, Janet Vice President	The Northern Trust Company	Vice President

Yi, Peter Vice President	The Northern Trust Company	Vice President

Name and Position with Investment Adviser (NTGIL)	Name of Other Company	Position with Other Company

Acton, Steven Vice President	None

Blake, David Senior Vice President	None

Bowers, Wayne George Senior Vice President	None

Brill, Nigel Vice President	None

Carstens, Jonahtan G. Vice President	None

Clack, Andrew Senior Vice President	None

Cress, Steven M. Senior Vice President	None

Doherty, Joan Vice President	None

Ekers, Martin Senior Vice President	None

Fletcher, Lucien Vice President	None

Fonseka, Jan Vice President	None

Heppell, Robert Vice President	None

Hillery, James Vice President	None

Jackson, Sue Vice President	None

Name and Position with Investment Adviser (NTGIL)	Name of Other Company	Position with Other Company

Kasianenko, Andrei Vice President	None

Kenee, Paula M. Senior Vice President	None

Khaw, David Vice President	None

Kilcommons, John Vice President	None

Leifert, Kai Senior Vice President	None

Muniz, Troy Senior Vice President	None

Patel, Himanshu Vice President	None

Pesci, Marcelo Vice President	None

Powell, Jay K. Vice President	None

Robinson, David P. Vice President	None

Rothon, David Senior Vice President	None

Salojarvi, Liisa Vice President	None

Scattergood, Judith Senior Vice President	None

Shah, Bimal Vice President	None

Name and Position with Investment Adviser (NTGIL)	Name of Other Company	Position with Other Company

Sharma, Geeta Vice President	None

Smith, Daniel James Vice President	None

Name and Position with Investment Adviser (NTCC)	Name of Other Company	Position with Other Company

Benzmiller, Thomas R. Senior Vice President	None

Boeckmann, Lizabeth Rose Vice President	None

Bull, Randall V. Senior Vice President	None

Campbell, Richard C. Senior Vice President	None

Colangelo, Rossana Antoinette Senior Vice President	None

Cusa, Jonathan Paul Vice President	None

Diez, Luis F. Vice President	None

Dorchinecz, Bradley Michael Senior Vice President	None

Dykstra, David J. Senior Vice President	None

Eidson, Shannon L. Vice President	None

Fraser, Allison K. Vice President	None

Name and Position with Investment Adviser (NTCC)	Name of Other Company	Position with Other Company

Furnari, Robert Senior Vice President	None

Gautham, Ravi A. Senior Vice President	None

Gyorgy, Robert Vice President	None

Hankins, Terry Anthony Vice President	None

Hart, Jessica Kaplan Senior Vice President	None

Herrington, Patrick W. Vice President	None

Karr, Alena A. Vice President	None

Kelley, Michelle M. Vice President	None

Keshner, John O. Senior Vice President	None

Kimsey, Darren Geoffrey Vice President	None

Krum, Edward O. Vice President	None

Maly, Mark R. Vice President	None

Mancusi, Stella Vice President	None

McCareins, John M. Vice President	None

Name and Position with Investment Adviser (NTCC)	Name of Other Company	Position with Other Company

McInerney, Joseph W. Senior Vice President	None

Michaels, Peter M. Senior Vice President	None

Miller, Steven Alan Senior Vice President	None

Mooney, Melissa Mary Vice President	None

Morgan, Robert Paul Senior Vice President	None

Partington, Paul William Vice President	None

Piper, Dennis Carl Senior Vice President	None

Robertson, Alan W. Executive Vice President	None

Rutley, Todd Andrew Senior Vice President	None

Ruxton, Julie Klindworth Senior Vice President	None

Serfling, John L. Vice President	None

Sikora, Kazimierz J. Vice President	None

Simoncek, Trista Drobysh Senior Vice President	None

Sjoholm, Edwina A. Vice President	None

Staley, Nina Brooke Senior Vice President	None

Name and Position with Investment Adviser (NTCC)	Name of Other Company	Position with Other Company

Standring, Melissa Anne Senior Vice President	None

Sutton, Frank L. Vice President	None

Tan, Kevin Senior Vice President	None

Vella, Christopher E. Senior Vice President	None

Vodolazschi, Victoria V. Senior Vice President	None

Vora, Rajan N. Vice President	None

Waheed, Muzammil Vice President	None

Weis, Irene Vice President	None

Zanolla, Anthony M. Senior Vice President	None

Altrinsic Global Advisors, LLC (“Altrinsic”) is a sub-adviser for the Registrant’s Multi-Manager International Equity Fund. The principal business address of Altrinsic is 100 First Stamford Place, Stamford, CT 06902. Altrinsic is an investment adviser registered under the Investment Advisers Act of 1940 (the “Advisers Act”).

Name and Position with Altrinsic	Name of Other Company	Position with Other Company

John D. Hock, Managing Member, CIO	None

Deborah Judd, COO, CCO	None

Rehan Chaudhri, Member, Portfolio Manager	None

John DeVita, Member, Portfolio Manager	None

Axiom International Investors, LLC (“Axiom”) is a sub-adviser for the Registrant’s Multi-Manager Emerging Markets Equity Fund. The principal business address of Axiom is 33 Benedict Place, 2nd Floor, Greenwich, CT 06830. Axiom is an investment adviser registered under the Advisers Act.

Name and Position with Axiom	Name of Other Company	Position with Other Company

Donald K. Miller, Chairman	RPM International Inc 2628 Pearl Road P.O. Box 777 Medina, Ohio 44258	Director

Donald K. Miller, Chairman	Layne Christensen Company 1900 Shawnee Mission Parkway Mission Woods, KS 66205	Director

Cohen & Steers Capital Management, Inc. (“Cohen & Steers”) is a sub-adviser for the Registrant’s Multi-Manager Global Real Estate Fund. The principal business address of Cohen & Steers is 280 Park Avenue, New York, NY 10017. Cohen & Steers is an investment adviser registered under the Advisers Act.

Name and Position with Cohen & Steers	Name of Other Company	Position with Other Company

None.

Copper Rock Capital Partners, LLC (“Copper Rock”) is a sub-adviser for the Registrant’s Multi-Manager Small Cap Fund. The principal business address of Copper Rock is 200 Clarendon Street, Boston, MA 02116. Copper Rock is an investment adviser registered under the Advisers Act.

Name and Position with Copper Rock	Name of Other Company	Position with Other Company

Tucker M. Walsh, Chief Executive Officer, Head of Portfolio Management and Manager	State Street Research & Management Co.	Managing Director 06/97-02/05

Peter J. Hadelman, Principal and Head of Relationship Management	State Street Research & Management Co.	Senior Vice President 05/00-02/05

Gregory Poulos, Principal, Assistant Portfolio Manager and Senior Analyst	State Street Research & Management Co.	Vice President 03/04-02/05

David C. Cavanaugh, Principal, Assistant Portfolio Manager and Senior Analyst	Massachusetts Financial Services Company	Vice President 06/99-06/05

Michael Callahan, Principal and Head Trader	State Street Research & Management Co.	Vice President, Senior Equity Trader 05/99-02/05

Michael A. Forrester, Principal, Chief Operating Officer and Chief Compliance Officer	DDJ Capital Management	Chief Operating Officer 04/03-10/06

Stephen P. Dexter, Principal, Chief Investment Officer, International Equities and Portfolio Manager	Putnam Investments	Chief Investment Officer, Senior Portfolio Manager and Managing Director 06/99-10/08

Harry D. Shea, Principal and Portfolio Manager	Putnam Investments	Portfolio Manager and Senior Vice President 05/06-10/09

Name and Position with Copper Rock	Name of Other Company	Position with Other Company

Denise D. Selden,	Putnam Investments	Portfolio Manager and Managing Director 05/81-12/96

Linda Tilton Gibson, Manager	Old Mutual (US) Holdings Inc.	Chief Operating Officer 10/08-Present Interim Chief Operating Officer 04/08-10/08 Senior Vice President 05/01-09/04

	300 North Capital, LLC (f/k/a Provident Investment Counsel, LLC)	Director Since 10/08

	Old Mutual Capital, Inc	Director since 07/08

	Old Mutual Asset Managers (UK) Ltd.	Director since 07/08

	Acadian Asset Management LLC	Director since 04/08

	Ashfield Capital Partners, LLC	Director since 05/07

	Old Mutual Asset Management Trust Company	Director since 07/06

	2100 Xenon Group LLC	Director since 05/07

Thomas Moynihan Turpin, Manager	Old Mutual (US) Holdings Inc.	President and Chief Executive Officer 10/08- Present Interim Chief Executive Officer 04/08-10/08 and Executive Vice President and Chief Operating Officer 04/02-10/08

	Barrow, Hanley, Mewhinney & Strauss, Inc.	Director since 04/08

Name and Position with Copper Rock	Name of Other Company	Position with Other Company

	Thompson, Seigel & Walmsley LLC	Director since 04/08

	Dwight Asset Management Company LLC	Director since 04/08

	Clay Finlay LLC	Director since 03/08

	Old Mutual Funds III	Trustee since 02/08

	Old Mutual Capital, Inc.	Director since 01/08

	Acadian Asset Management LLC	Director since 11/07

	Liberty Ridge Capital	Director since 05/07

	Larch Lane Advisors, LLC	Director since 05/07

	300 North Capital, LLC (f/k/a Provident Investment Counsel, LLC)	Director since 03/07

	Ashfield Capital Partners, LLC	Director since 02/07

	Old Mutual Funds II	Trustee since 01/07

	Old Mutual Insurance Series Fund	Trustee since 01/07

	Old Mutual Asset Managers (UK) Ltd.	Director since 01/07

	Analytic Investors, LLC	Director since 01/07

	Old Mutual Asset Management Trust Company	Director since 12/05

	2100 Xenon Group LLC	Director since 12/05

	Rogge Global Partners plc	Director since 04/05

Name and Position with Copper Rock	Name of Other Company	Position with Other Company

	Investment Counselors of Maryland, LLC	Director since 03/05

	LML Holdings Inc.	Director since 12/04

Delaware Management Company (“Delaware Management”) a series of Delaware Management Business Trust (“DMBT”) is a sub-adviser for the Registrant’s Multi-Manager Large Cap Fund. The principal business address of Delaware Management is 2005 Market Street, One Commerce Square, Philadelphia, PA 19103-7094. DMBT is a registered investment adviser under the Advisers Act and a majority-owned subsidiary of Delaware Management Holdings, Inc. Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries.

Name and Position with Delaware Management	Name of Other Company	Position with Other Company

Patrick P. Coyne, Chairman/President/Chief Executive Officer	Lincoln National Investment Companies, Inc.	President
	Kaydon Corp. Investment Company Institute (ICI) Cradle of Liberty Council, BSA St. John Vianney Roman Catholic Church	Director Board of Governors Member Member of Investment Committee Finance Committee Member

Michael J. Hogan, Executive Vice President/Head of Equity Investments	Delaware Investment Advisers (a series of Delaware Management Business Trust)	Executive Vice President/Chief Investment Officer/Head of Equity Investments

Philip N. Russo, Executive Vice President/Chief Administrative Officer

Name and Position with Delaware Management	Name of Other Company	Position with Other Company

See Yeng Quek, Executive Vice President/Managing Director/Chief Investment Officer,	Lincoln National Investment Companies, Inc.	Executive Vice President/Managing Director/ Chief Investment Officer, Fixed Income Director/Trustee
Fixed Income	HYPPCO Finance Company Ltd.

Brian L. Murray, Jr., Senior Vice President/ Chief Compliance Officer	Lincoln National Investment Companies, Inc.	Senior Vice President/Chief Compliance Officer

David P. O’Connor, Senior Vice President/ Strategic Investment Relationships and Initiatives/ General Counsel	Optimum Fund Trust	Senior Vice President/ Strategic Investment Relationships and Initiatives/ General Counsel/Chief Legal Officer
	Lincoln National Investment Companies, Inc.	Senior Vice President/ Strategic Investment Relationships and Initiatives/ General Counsel/Chief Legal Officer

Richard Salus, Senior Vice President/Controller/ Treasurer	Optimum Fund Trust	Senior Vice President/Controller/Treasurer

EII Realty Securities, Inc. (“EII”) is a sub-adviser for the Registrant’s Multi-Manager Global Real Estate Fund. The principal business address of EII is 717 5th Avenue, 10 th Floor, New York, NY 10022. EII is an investment adviser registered under the Advisers Act.

Name and Position with EII	Name of Other Company	Position with Other Company

None.

Geneva Capital Management Ltd. (“Geneva”) is a sub-adviser for the Registrant’s Multi-Manager Mid Cap Fund. The principal business address of Geneva is 250 East Wisconsin Avenue, Milwaukee, WI 53202. Geneva is an investment adviser registered under the Advisers Act.

Name and Position with Geneva	Name of Other Company	Position with Other Company

Kris Amborn, Vice President	None

Amy S. Croen, Co-President	None

Michelle J. Picard, Vice President	None

William A. Priebe, Co-President	None

W. Scott Priebe, Vice President	None

William F. Schneider, Inactive Principal	None

ING Clarion Real Estate Securities, LLC (“ING Clarion”) is a sub-adviser for the Registrant’s Multi-Manager Global Real Estate Fund. The principal business address of ING Clarion is 201 King of Prussia Road, Suite 600, Radnor, PA 19087. ING Clarion is an investment adviser registered under the Advisers Act.

Name and Position with ING Clarion	Name of Other Company	Position with Other Company

Jarrett B. Kling, Managing Director Head of Sales	Old Mutual Funds I Old Mutual Funds III 4643 South Ulster Street Denver, CO 80237	Trustee

Jarrett B. Kling, Managing Director Head of Sales	Hirtle Callaghan Trust 575 E. Swedesford Road Wayne, PA 19807	Trustee

Jennison Associates LLC (“Jennison”) is a sub-adviser for the Registrant’s Multi-Manager Large Cap Fund. The principal business address of Jennison is 466 Lexington Avenue, New York, NY 10017. Jennison is an investment adviser registered under the Advisers Act.

Name and Position with Jennison	Name of Other Company	Position with Other Company

Spiros Segalas, President, Chief Investment Officer & Director	None

Deborah Hope Wedgeworth, Director	None

Dennis Miles Kass, Chief Executive Officer, Chairman & Director	None

Stephanie Willis, Senior Vice President & Chief Compliance Officer	None

Mehdi Asif Mahmud, Product Management and Business Strategy, Vice Chairman, Chief Operating Officer & Director	None

Kenneth Moore, Executive Vice President & Chief Financial Officer	None

Leslie Rolison, Executive Vice President & Head of Human Resources/Corporate Services	None

Mirry Melissa Hwang, Vice President & Secretary (Functions as Chief Legal Officer)	None

Ronald Keith Andrews, Director	None

Name and Position with Jennison	Name of Other Company	Position with Other Company

Kathleen McCarragher, Director	None

Joseph Michael Carrabes, Executive Vice President & Head of Institutional Sales and Client Service	None

Charles F. Lowrey, Director	None

Stuart Sherman Parker, Executive Vice President and Head of Retail	None

Loomis, Sayles & Company, L.P. (“Loomis Sayles”) is a sub-adviser for the Registrant’s Multi-Manager High Yield Opportunity Fund. The principal business address of Loomis Sayles is One Financial Center, Boston, Massachusetts 02111. Loomis Sayles is an investment adviser registered under the Advisers Act.

Name and Position with Loomis Sayles	Name of Other Company	Position with Other Company

Robert James Blanding, Chairman of the Board, CEO and President	Loomis Sayles Funds I	CEO since July 2003 Trustee since October 2002 President since August 2002

	Loomis Sayles Funds II	CEO since July 2003 Trustee since October 2002

	Natixis Funds Trust I, II, III and IV	Trustee since June 2003

	Natixis Cash Management Trust	Trustee since June 2003

	Gateway Trust	Trustee since June 2007

	Hansberger International Series	Trustee since September 2007

Name and Position with Loomis Sayles	Name of Other Company	Position with Other Company

	Distributors, Incorporated	Director since September 1996

	Loomis Sayles Natixis Investment Services Japan, Ltd.	Director from July 2001 to December 2008

	Natixis Global Associates Japan Co., Ltd.	Director since November 2000

Jae Park, Executive Vice President, Director and Chief Investment Officer – Fixed Income	None

Daniel Joseph Fuss, Executive Vice President, Vice Chairman of the Board and Portfolio Manager	Loomis Sayles Funds I	Executive Vice President since November 2002

	Loomis Sayles Funds II	Executive Vice President since November 2002

Lauriann Crandall Kloppenburg, Equity Executive Vice President, Chief Investment Officer and Director	Loomis Sayles Trust Company, LLC	Manager since January 2007

LSV Asset Management (“LSV”) is a sub-adviser for the Registrant’s Multi-Manager Mid Cap Fund. The principal business address of LSV is One North Wacker Drive, Chicago, IL 60606. LSV is an investment adviser registered under the Advisers Act.

Name and Position with LSV	Name of Other Company	Position with Other Company

Tremaine Atkinson, Partner, COO, CCO	None

Christopher LaCroix, Partner	None

Name and Position with LSV	Name of Other Company	Position with Other Company

Josef Lakonishok, Partner, CEO, CIO, Portfolio Manager	None

Menno Vermeulen, Partner, Portfolio Manager	None

Marsico Capital Management, LLC (“Marsico”) is a sub-advisor for the Registrant’s Multi-Manager Large Cap Fund. The principal business address is 1200 17th Street, Suite 1600, Denver, CO 80202. Marsico is an investment adviser registered under the Advisers Act.

Name and Position with Marsico	Name of Other Company	Position with Other Company

Thomas F. Marsico, Chief Executive Officer and Chief Investment Officer

Christopher J. Marsico, President

Steven R. Carlson, Executive Vice President and Chief Compliance Officer

Neil Gloude, Executive Vice President, Chief Financial Officer and Treasurer	PricewaterhouseCoopers	Partner

Kenneth Johnson, Executive Vice President and Director of Marketing and Client Services

Thomas M.J. Kerwin, Executive Vice President, General Counsel and Secretary

Name and Position with Marsico	Name of Other Company	Position with Other Company

James G. Gendelman, Vice President, Senior Research Analyst and Portfolio Manager

Corydon J. Gilchrist, Vice President, Senior Research Analyst and Portfolio Manager

Metropolitan West Capital Management, LLC (“MetWest Capital”) is a sub-adviser for the Registrant’s Multi-Manager Small Cap Fund and Multi-Manager Large Cap Fund. The principal business address of MetWest Capital is 610 Newport Center Drive, Newport Beach, CA. MetWest Capital is an investment adviser registered under the Advisers Act.

Name and Position with MetWest Capital	Name of Other Company	Position with Other Company

Steven M. Borowski, Managing Partner	None

Howard Gleicher, CFA CEO, CIO	None

Gary W. Lisenbee, President	None

PanAgora Asset Management, Inc. (“PanAgora”) is a sub-adviser for the Registrant’s Multi-Manager Emerging Markets Equity Fund. The principal business address of PanAgora is 470 Atlantic Avenue, 8th Floor, Boston, MA 02210. PanAgora is an investment adviser registered under the Advisers Act.

Name and Position with Pan Angora	Name of Other Company	Position with Other Company

None

Riverbridge Partners (“Riverbridge”) is a sub-adviser for the Registrant’s Multi-Manager Small Cap Fund. The principal business address of Riverbridge is 801 Nicollet Mall, Suite 600, Minneapolis, MN 55402. Riverbridge is an investment adviser registered under the Advisers Act.

Name and Position with Riverbridge	Name of Other Company	Position with Other Company

[to be updated by amendment]

Stone Harbor Investment Partners LLP (“Stone Harbor”) is a sub-adviser for the Registrant’s Multi-Manager High Yield Opportunity Fund. The principal business address of Stone Harbor is 31 West 52nd Street, 16th Floor, New York, NY 10019. Stone Harbor is an investment adviser registered under the Advisers Act.

Name and Position with Stone Harbor	Name of Other Company	Position with Other Company

None.

Systematic Financial Management, L.P. (“Systematic”) is a sub-adviser for the Registrant’s Multi-Manager Mid Cap Fund. The principal business address of Systematic is 300 Frank W. Burr Blvd., Teaneck, NJ 07666. Systematic is an investment adviser registered under the Advisers Act.

Name and Position with Systematic	Name of Other Company	Position with Other Company

Gyanendra (Joe) K. Joshi, Chief Executive Officer	None

Karen E. Kohler, Chief Operations Officer/ Chief Compliance Officer	None

D. Kevin McCreesh, CFA, Chief Investment Officer,	None

Kenneth W. Burgess, CFA, Portfolio Manager	None

Name and Position with Systematic	Name of Other Company	Position with Other Company

Ronald M. Mushock, CFA, Portfolio Manager	None

Greg Wood, Managing Director	None

James Wallerius, Senior Vice President	None

Scott Garrett, Vice President	None

Roger Chang, Vice President	None

Ronald Luraschi, Senior Vice President	None

Eoin E. Middaugh, CFA, Portfolio Manager	None

TCW Investment Management Company (“TCW”) is a sub-adviser for the Registrant’s Multi-Manager Mid Cap Fund. The principal business address of TCW is 865 South Figueroa Street, Los Angeles, CA 90017. TCW is an investment adviser registered under the Advisers Act.

Name and Position with TCW	Name of Other Company	Position with Other Company

Robert D. Beyer, President and Chief Executive Officer	The MLA Sports, LLC	Board Member

Jeffrey Gundlach, Chief Investment Officer	None

Patrick R. Pagni, Executive Vice President	None

Michael E. Cahill, Executive Vice President, General Counsel	Constitutional Rights Foundation Southwestern University School of Law	Board Member Board Member

Name and Position with TCW	Name of Other Company	Position with Other Company

David S. DeVito, Group Managing Director, Chief Administrative Officer	Archdiocese of Los Angeles Loyola High School YMCA of Metropolitan L.A.	Board Member Board Member Board Member

Jeffrey B. Anderson, Managing Director	None

Joseph M. Burschinger, Managing Director, Chief Risk Officer, Head of Investment Operations	None

Jeannie Finkel, Managing Director	None

Erin K. Freeman, Managinh Director, Corporate Communications	None

Hilary G. D. Lord, Managing Director, Compliance	None

Richard M. Villa, Managing Director, Chief Financial Officer	None

Simon R. Schmidt, Co-Chief Information Officer, Senior Vice President, Information Technology	None

Susan Vandewater, Co-Chief Information Officer, Senior Vice President, Information Technology	None

Michael P. Reilly, Managing Director, Director of U.S. Equity Research	None

Name and Position with TCW	Name of Other Company	Position with Other Company

Robert A. Day, Chairman	Claremeont McKenna College Foley Timer & Land Co. Freeport McMoran Copper/Gold Société Générale Turbine Air Systems	Board Member Board Member Board Member Board Member Board Member

Marc I. Stern, Vice Chairman	California Institute of Technology Qualcomm, Incorporated	Board Member Board Member

Tradewinds Global Investors, LLC (“Tradewinds”) is a sub-adviser for the Registrant’s Multi-Manager International Equity Fund. The principal business address of Tradewinds is 2049 Century Park East, 20th Floor, Los Angeles, CA 90067. Tradewinds is an investment adviser registered under the Advisers Act.

Name and Position with Tradewinds	Name of Other Company	Position with Other Company

David Iben, CFA, Executive Managing Director, Co-President and CIO	None

Constance Lawton, Executive Managing Director and Co-President	Bear Stearns	Senior Managing Director, Global Equity Product Manager

Trilogy Global Advisors, LLC (“Trilogy”) is a sub-adviser for the Registrant’s Multi-Manager Emerging Markets Equity Fund. The principal business address of Trilogy is 1114 Avenue of the Americas, 28th Floor, New York, NY 10036. Trilogy is an investment adviser registered under the Advisers Act.

Name and Position with Trilogy	Name of Other Company	Position with Other Company

[to be updated by amendment]

UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) is a sub-adviser for the Registrant’s Multi-Manager International Equity Fund. The principal business address of UBS Global AM is One North Wacker Drive, Chicago, IL 60606. UBS Global AM is an investment adviser registered under the Advisers Act.

Name and Position with UBS Global AM	Name of Other Company	Position with Other Company

Kai Reiner Sotorp, President and Director	None

Mark Frederick Kemper, Secretary and Chief Legal Officer	None

Joseph Michael McGill, Chief Compliance Officer	None

John Cyril Moore, Treasurer, Chief Financial Officer and Director	None

Barry Mitchell Mardinach, Director	None

Westwood Global Investments (“Westwood”) is a sub-adviser for the Registrant’s Multi-Manager Emerging Markets Equity Fund. The principal business address of Westwood is 99 Summer Street, Suite 1130, Boston, MA 02110. Westwood is an investment adviser registered under the Advisers Act.

Name and Position with Westwood	Name of Other Company	Position with Other Company

None.

William Blair & Company, LLC (“William Blair”) is a sub-adviser for the Registrant’s Multi-Manager International Equity Fund. The principal business address of William Blair is 222 West Adams Street, Chicago, IL 60606. William Blair is an investment adviser registered under the Advisers Act.

Name and Position with William Blair	Name of Other Company	Position with Other Company

Timothy L.Burke, CFO	None

Name and Position with William Blair	Name of Other Company	Position with Other Company

Edgar D. Coolidge, III Vice Chairman	None

John R. Ettelson, President, CEO	None

William G. Grieg, Principal	None

Edgar D. Jannotta, Chairman	Aon Corp. ComEd Grifols, S.A. Molex	Director Director Director Director

Richard P. Kiphart, Executive Committee Member	Lime Energy (formerly Electric City Corp.)	Director

	Nature Vision Inc.	Director
Robert D. Newman, Executive Committee	None

Michelle R. Seitz, Executive Committee	None

Richard W. Smirl, Principal, Investment Advisor CCO	None

Kenneth Wagner, Broker-Dealer CCO	None

Arthur Simon, Principal, General Counsel	None

John C. Moore, Executive Committee	None

Thomas W. Pace, Director of Operations	None

Name and Position with William Blair	Name of Other Company	Position with Other Company

Brent W. Gledhill, Executive Committee	None

WBC Holdings, L.P., Holding Company	None

ITEM 32.	PRINCIPAL UNDERWRITERS

Northern Funds Distributors, LLC (“the Distributor”) acts as principal underwriter for the following investment companies as of May 28, 2010:

Northern Institutional Funds

The Distributor is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority or “FINRA.” The Distributor has its principal business address at Three Canal Plaza, Suite 100, Portland, Maine 04101.

(b)	Northern Funds Distributors, LLC (“the Distributor”) is a wholly-owned subsidiary of Foreside Distributors, LLC and an indirect wholly-owned subsidiary of Foreside Financial Group, LLC. The Distributor is a single-member, Wisconsin, limited liability company. As such, it does not have a board of directors.

The following is a list of the directors and executive officers of the Distributor:

Name	Address	Position(s) with Distributor

Mark S. Redman	690 Taylor Road, Suite 150 Gahanna, OH 43230	President and Manager

Jennifer Hoopes	Three Canal Plaza, Suite 100 Portland, ME 04101	Secretary

Paul F. Hahesy	Three Canal Plaza, Suite 100 Portland, ME 04101	Chief Compliance Officer

James E. (Ed) Pike	690 Taylor Road, Suite 150 Gahanna, OH 43230	Financial and Operations Principal

Richard J. Berthy	Three Canal Plaza, Suite 100 Portland, ME 04101	Treasurer, Vice President and Manager

Name	Address	Position(s) with Distributor

Mark A. Fairbanks	Three Canal Plaza, Suite 100 Portland, ME 04101	Vice President

(c)	Not Applicable

ITEM 33.	LOCATION OF ACCOUNTS AND RECORDS

The Agreement and Declaration of Trust, By-Laws and minute books of the Registrant and all other accounts, books and other documents required to be maintained under Section 31(a) of the Investment Company Act of 1940, as amended, and the Rules promulgated thereunder are in the physical possession of The Northern Trust Company and NTI, each located at 50 South LaSalle Street, Chicago, Illinois 60603. Records for Northern Funds Distributors, LLC, the distributor, are located at Three Canal Plaza, Suite 100, Portland, Maine 04101.

ITEM 34.	MANAGEMENT SERVICES

Not Applicable.

ITEM 35.	UNDERTAKINGS

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 72 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago and State of Illinois on the 28th day of May, 2010.

NORTHERN FUNDS

By:	/S/ LLOYD A. WENNLUND
Lloyd A. Wennlund
President

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 72 to Registrant’s Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Name	Title	Date

/S/ LLOYD A. WENNLUND Lloyd A. Wennlund	President (Principal Executive Officer)	May 28, 2010

/S/ RANDAL REIN Randal Rein	Treasurer (Principal Financial Officer and Principal Accounting Officer)	May 28, 2010

/S/ WILLIAM L. BAX William L. Bax	Trustee Multi-Manager Funds	May 28, 2010

/S/ EDWARD J. CONDON, JR. Edward J. Condon, Jr.	Trustee Multi-Manager Funds	May 28, 2010

/S/ SHARON GIST GILLIAM Sharon Gist Gilliam	Trustee Multi-Manager Funds	May 28, 2010

/S/ SANDRA POLK GUTHMAN Sandra Polk Guthman	Trustee Multi-Manager Funds	May 28, 2010

/S/ MICHAEL H. MOSKOW Michael H. Moskow	Trustee Multi-Manager Funds	May 28, 2010

/S/ RICHARD P. STRUBEL Richard P. Strubel	Trustee Multi-Manager Funds	May 28, 2010

/S/ CASEY J. SYLLA Casey J. Sylla	Trustee Multi-Manager Funds	May 28, 2010

EXHIBIT INDEX

Exhibit No.	Description

(d)(96)	Form of Investment Sub-Advisory Agreement among The Northern Trust Company of Connecticut, Northern Trust Investments, N.A. and Riverbridge Partners LLC.

(d)(97)	Form of Investment Sub-Advisory Agreement among The Northern Trust Company of Connecticut, Northern Trust Investments, N.A. and Trilogy Global Advisors, LLC.

(d)(98)	Form of Investment Sub-Advisory Agreement among The Northern Trust Company of Connecticut, Northern Trust Investments, N.A. and Denver Investment Advisors LLC.

(d)(99)	Form of Investment Sub-Advisory Agreement among The Northern Trust Company of Connecticut, Northern Trust Investments, N.A. and Hotchkis and Wiley Capital Management, LLC.

(j)	Consent of Drinker Biddle & Reath LLP.

(p)(27)	Code of Ethics of Riverbridge Partners LLC dated September 1, 2004.

(p)(28)	Code of Ethics of Trilogy Global Advisors, LLC.

(p)(29)	Code of Ethics of Denver investment Advisors LLC.

(p)(30)	Code of Ethics of Hotchkis and Wiley Capital Management, LLC.